Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY AND COLLATERAL AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY AND COLLATERAL AGREEMENT (this “Amendment”), effective as of February 13, 2026 (the “First Amendment Effective Date”), is by and among GOLD.COM, Inc. a Delaware corporation (f/k/a A-MARK PRECIOUS METALS, INC.) (the “Borrower” and a “Grantor”) and CIBC BANK USA, as administrative agent for the Lenders (in such capacity, the “Agent”).

RECITALS

A.
The Borrower, the other Grantors from time to time party thereto and Agent are party to an Amended and Restated Guaranty and Collateral Agreement, dated as of August 21, 2025 (the “Existing Guaranty and Collateral Agreement”, as amended, restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Guaranty and Collateral Agreement”);
B.
The Borrower desires to modify certain terms and conditions of the Existing Guaranty and Security Agreement, in each case, on the terms and conditions set forth herein; and
C.
The Agent, for itself and on behalf of the Lenders, is willing to agree to the modifications contained in this Amendment, in each case, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing promises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.
Defined Terms. Capitalized terms used in this Amendment and not defined herein shall have the meaning given in the Guaranty and Collateral Agreement.
2.
Amendments to Guaranty and Collateral Agreement. Effective as of the date hereof, upon satisfaction (or waiver) of the conditions set forth in Paragraph 6 hereof, the Existing Guaranty and Collateral Agreement is hereby amended to (i) delete the red stricken text (indicated textually in the same manner as the following example: ~~stricken red text~~) in the conformed copy of the Guaranty and Collateral Agreement attached as Exhibit A hereto, (ii) add the blue double-underlined text (indicated textually in the same manner as the following example: double-underlined blue text) in the conformed copy of the Guaranty and Collateral Agreement attached as Exhibit A hereto, and (iii) move the green stricken text (indicated textually in the same manner as the following example: ~~stricken green text~~) in the conformed copy of the Guaranty and Collateral Agreement attached as Exhibit A hereto to where shown in the green double-underlined text (indicated textually in the same manner as the following example: double underlined green text) in the conformed copy of the Credit attached as Exhibit A hereto.
3.
Loan Document Amendments. Each of the other Loan Documents is hereby amended to conform to the amendments to the Guaranty and Collateral Agreement as set forth in Paragraph 2 above.

4.
Ratification of Loan Documents and Collateral. The Loan Documents are ratified and affirmed by the Borrower and each of the other Loan Parties, and shall remain in full force and effect, as modified by this Amendment. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loans and the Obligations of Borrower and the other Loan Parties in the Loan Documents.
5.
Payment of Costs and Fees. Borrower shall reimburse Agent for all attorney costs, search fees and other expenses incurred in connection with the negotiation, drafting, execution, filing and recording of this Amendment and any related Loan Documents.
6.
Conditions Precedent. Notwithstanding anything to the contrary set forth herein, the terms and provisions of this Amendment shall not be effective unless and until all of the following shall have occurred or been waived by Agent and the Lenders:
(a)
The Agent shall have received this Amendment executed and delivered by the Borrower, the other Loan Parties party hereto and Agent.
(b)
No Event of Default or Default shall have occurred and be continuing on the date hereof or would exist after giving effect to this Amendment.
(c)
Borrower shall have paid all fees, costs and expenses required to be paid pursuant to Paragraph 5 hereof.
(d)
Borrower shall have provided to Agent such other items and shall have satisfied such other conditions as may be reasonably required by Agent.
7.
Representations, Warranties and Covenants. Each Grantor represents, warrants and covenants to Agent and the Lenders that:
(a)
No Default or Event of Default under any of the Loan Documents, after giving effect to this Amendment, has occurred and is continuing.
(b)
After giving effect to the amendments provided for in this Amendment, each of the representations and warranties of the Loan Parties in the Loan Documents are true and correct in all material respects (without duplication as to any materiality modifiers, qualifications or limitations set forth therein) on the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, without duplication as to any materiality modifiers, qualifications or limitations set forth therein).
(c)
No Grantor has any claims, counterclaims, defenses or set-offs with respect to the Loans or the Loan Documents as modified herein.
(d)
The Loan Documents as modified herein are the legal, valid, and binding obligation of each Grantor, enforceable against each such Grantor in accordance with their terms.
(e)
Each Grantor validly exists under the laws of the State its formation or incorporation, as applicable, and has the requisite power and authority to execute and deliver this

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Amendment and to perform the Loan Documents as modified herein. The execution and delivery of this Amendment and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of the Borrower and each other Grantor that is a party hereto. This Amendment has been duly executed and delivered by the Borrower and each other Grantor that is a party hereto.
8.
Miscellaneous. Section 8.11 (Governing Law), Section 8.12 (Forum Selection and Consent to Jurisdiction) and Section 8.13 (Waiver of Jury Trial) of the Guaranty and Collateral Agreement are incorporated mutatis mutandis.
9.
No Novation. Nothing in this Amendment, including for the avoidance of doubt the Permitted Name Change, shall be construed to be or constitute any novation of Borrower’s obligations to the Lenders or the Agent.
10.
Claims Release. Each Grantor hereby fully, finally and forever releases, waives, and discharges Agent and each Lender and its successors, assigns, directors, officers, employees, agents and representatives (each a “Releasee”) from any and all actions, causes of action, claims, debts, demands, liabilities, obligations and suits (“Claims”) of whatever kind or nature, in law or in equity, that such Grantor has or in the future may have, whether known or unknown, arising from events prior to the date hereof in respect to the Loans and the Loan Documents; provided, that with respect to any Releasee, the foregoing release shall not apply to (x) any Claims arising as a result of material breach by, such Releasee of this Amendment, or (y) any Claims resulting from such Releasee’s gross negligence, willful misconduct or bad faith as determined by a final, non-appealable judgment of a court of competent jurisdiction.
11.
Headings of Subdivisions. The headings of subdivisions in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.
12.
Counterpart Execution. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by pdf or facsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by pdf or facsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written. This Amendment shall constitute a Loan Document.

Borrower:

GOLD.COM, INC., as Borrower

By: /s/

Name:

Title: _____________

[Signature Page to first Amendment to Amended and Restated Guaranty and Collateral]

GUARANTORS:

JM BULLION, INC., as a Guarantor

By: /s/

Name:

Title:

COLLATERAL FINANCE CORPORATION, as a Guarantor

By: /s/

Name:

Title:

TRANSCONTINENTAL DEPOSITORY SERVICES, LLC, as a Guarantor

By: /s/

Name:

Title:

A-M GLOBAL LOGISTICS, LLC, as a Guarantor

By: /s/

Name:

Title:

AM&ST ASSOCIATES, LLC, as a Guarantor

By: /s/

Name:

Title:

[Signature Page to first Amendment to Amended and Restated Guaranty and Collateral Agreement]

GOLDLINE, INC., as a Guarantor

By: /s/

Name:

Title:

AM IP ASSETS, LLC, as a Guarantor

By: /s/

Name:

Title:

AM SERVICES, INC., as a Guarantor

By: /s/

Name:

Title:

CFC ALTERNATIVE INVESTMENTS, LLC, as a Guarantor

By: /s/

Name:

Title:

GOLD PRICE GROUP, as a Guarantor

By: /s/

Name:

Title:

SILVER.COM, INC. as a Guarantor

By: /s/

Name:

Title:

PROVIDENT METALS CORP, as a Guarantor

By: /s/

Name:

Title:

[Signature Page to first Amendment to Amended and Restated Guaranty and Collateral Agreement]

BUY GOLD AND SILVER CORP. as a Guarantor

By: /s/

Name:

Title:

MARKSMEN HOLDINGS, LLC as a Guarantor

By: /s/

Name:

Title:

BX CORPORATION as a Guarantor

By: /s/

Name:

Title:

PINEHURST COIN EXCHANGE, INC. as a Guarantor

By: /s/

Name:

Title:

SPECTRUM GROUP INTERNATIONAL, LLC as a Guarantor

By: /s/

Name:

Title:

BOWERS & MERENA AUCTIONS, LLC as a Guarantor

By: /s/

Name:

Title:

[Signature Page to first Amendment to Amended and Restated Guaranty and Collateral Agreement]

SPECTRUM NUMISMATICS INTERNATIONAL, INC. as a Guarantor

By: /s/

Name:

Title:

STACK’S-BOWERS NUMISMATICS, LLC as a Guarantor

By: /s/

Name:

Title:

SBG FINANCE, LLC as a Guarantor

By: /s/

Name:

Title:

SGI SUB, INC. as a Guarantor

By: /s/

Name:

Title:

AMS HOLDING, LLC as a Guarantor

By: /s/

Name:

Title:

ASSET MARKETING SERVICES, LLC as a Guarantor

By: /s/

Name:

Title:

[Signature Page to first Amendment to Amended and Restated Guaranty and Collateral Agreement]

AM/AMS HOLDING, LLC as a Guarantor

By: /s/

Name:

Title:

AM LPM SINGAPORE PTE. LTD. as a Guarantor

By: /s/

Name:

Title:

AM PRECIOUS METALS SINGAPORE PTE. LTD. as a Guarantor

By: /s/

Name:

Title:

CFC CANADA INC. as a Guarantor

By: /s/

Name:

Title:

MONEX DEPOSIT COMPANY as a Guarantor

By: /s/

Name:

Title:

AM-MNX INVESTMENTS, LLC as a Guarantor

By: /s/

Name:

Title:

NEWPORT SERVICE CORP. as a Guarantor

By: /s/

Name:

Title:

[Signature Page to first Amendment to Amended and Restated Guaranty and Collateral Agreement]

AGENT:

CIBC BANK USA

By: /s/

Name: Jason Simon

Title: Managing Director

[Signature Page to first Amendment to Amended and Restated Guaranty and Collateral Agreement]

PREMIER VALLEY BANK, A DIVISION OF UMB BANK N.A., as a Lender

By:	/s/
Name:
Title:

[Signature Page to first Amendment to Amended and Restated Guaranty and Collateral Agreement]

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

By:	/s/
Name:
Title:

[Signature Page to first Amendment to Amended and Restated Guaranty and Collateral Agreement]

ZIONS BANCORPORATION, N.A., dba CALIFORNIA BANK & TRUST, as a Lender

By:	/s/
Name:
Title:

[Signature Page to first Amendment to Amended and Restated Guaranty and Collateral Agreement]

HSBC BANK USA, N.A., as a Lender

By:	/s/
Name:
Title:

[Signature Page to first Amendment to Amended and Restated Guaranty and Collateral Agreement]

BROWN BROTHERS HARRIMAN & CO., as a Lender

By:	/s/
Name:
Title:

[Signature Page to first Amendment to Amended and Restated Guaranty and Collateral Agreement]

COÖPERATIVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

[Signature Page to first Amendment to Amended and Restated Guaranty and Collateral Agreement]

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Lender

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

[Signature Page to first Amendment to Amended and Restated Guaranty and Collateral]

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

[Signature Page to first Amendment to Amended and Restated Guaranty and Collateral]

DEUTSCHE BANK AG, AMSTERDAM BRANCH, as a Lender

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

[Signature Page to first Amendment to Amended and Restated Guaranty and Collateral]

SUNWEST BANK, as a Lender

By:	/s/
Name:
Title:

[Signature Page to first Amendment to Amended and Restated Guaranty and Collateral]

Amended through First Amendment to Amended and Restated Credit Agreement, dated as of February 13, 2026

Schedule 1

Post-Closing Covenants

1.
Borrower shall deliver to Agent an Amended and Restated Precious Metals Storage Control Agreement (Brinks) in form and substance reasonable acceptable to Agent prior to [___], 2026.

2.
Borrower shall deliver to Agent an Amended and Restated Precious Metals Storage Control Agreement (Loomis) in form and substance reasonable acceptable to Agent prior to [___], 2026.

Exhibit A

Conformed Guaranty and Collateral Agreement
(Attached)

3

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of August 21, 2025

Among

GOLD.COM, INC.,

as Borrower,

THE OTHER LOAN PARTIES PARTY HERETO,

THE VARIOUS FINANCIAL INSTITUTIONS PARTY HERETO,

as Lenders,

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,

as Joint Lead Arranger,

BROWN BROTHERS HARRIMAN,

as Joint Lead Arranger,

CALIFORNIA BANK & TRUST,

as Joint Lead Arranger,

and

CIBC BANK USA,

as Agent and Joint Lead Arranger

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ANNEXES

ANNEX A	Lenders and Pro Rata Shares
ANNEX B	Addresses for Notices

SCHEDULES

SCHEDULE 1.1A	Approved Counterparties
SCHEDULE 1.1B	Approved Depositories
SCHEDULE 1.1C	Foreign Approved Depositories
SCHEDULE 1.1D	CFC Approved Depositories
SCHEDULE 1.1E	Approved Carriers
SCHEDULE 1.1F	Approved Brokers
SCHEDULE 1.1G	Eligible Consignees
SCHEDULE 9.6	Litigation and Contingent Liabilities
SCHEDULE 9.8	Subsidiaries
SCHEDULE 9.16	Insurance
SCHEDULE 9.17	Real Property
SCHEDULE 9.21	Labor Matters
SCHEDULE 11.1	Existing Debt
SCHEDULE 11.2	Existing Liens
SCHEDULE 11.11	Investments

EXHIBITS

EXHIBIT A	Form of Note (Section 3.1)
EXHIBIT B	Form of Compliance Certificate (Section 10.1(c))
EXHIBIT C	Form of Borrowing Base Certificate (Section 1.1)
EXHIBIT D	Form of Assignment Agreement (Section 15.6(a))
EXHIBIT E	Form of Notice of Borrowing (Section 2.2(b))
EXHIBIT F	Form of Notice of Conversion/Continuation (Section 2.2(c))
EXHIBIT G	Form of CFC Borrower Assignment
EXHIBIT H	Form of CFC Allonge
EXHIBIT I	Form of CFC Assignment
EXHIBIT J	Form of Depository Letter
EXHIBIT K	Form of Metals Lease Intercreditor Agreement
EXHIBIT L	Form of Stack’s Borrower Assignment
EXHIBIT M	Form of Stack’s Auction Advance Allonge
EXHIBIT N	Form of Stack’s Auction Advance Assignment
EXHIBIT O	Form of CFC Canada Borrower Assignment
EXHIBIT P	Form of CFC Canada Allonge
EXHIBIT Q	Form of CFC Canada Assignment

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AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 21, 2025 (this “Agreement”), is entered into among GOLD.COM, INC., a Delaware corporation (“Borrower”), the other Loan Parties that are or may from time to time become parties hereto, the financial institutions that are or may from time to time become parties hereto (together with their respective successors and assigns, the “Lenders”) and CIBC BANK USA (in its individual capacity, “CIBC Bank USA”), as administrative agent for the Lenders.

The Borrower, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and CIBC Bank USA, in its individual capacity and as administrative agent for the Lenders, entered into that certain Credit Agreement, dated as of December 21, 2021, as amended by the First Amendment to Credit Agreement, dated April 22, 2022, as further amended by the Waiver and Second Amendment to Credit Agreement, dated September 1, 2022, as further amended by the Joinder and Third Amendment to Credit Agreement, dated September 30, 2022, as further amended by the Fourth Amendment to Credit Agreement, dated December 5, 2022, as further amended by the Waiver and Fifth Amendment to Credit Agreement, dated March 30, 2023, as further amended by the Waiver and Sixth Amendment to Credit Agreement, dated August 24, 2023, as further amended by the Joinder and Seventh Amendment to Credit Agreement, dated September 20, 2023, as further amended by the Eighth Amendment to Credit Agreement, dated December 21, 2023, as further amended by the Joinder, Incremental Assumption Agreement, Ninth Amendment to Credit Agreement, dated as of June 24, 2024, as further amended by the Tenth Amendment to Credit Agreement, dated as of September 30, 2024, as further amended by the Incremental Revolving Loan and Eleventh Amendment to Credit Agreement, dated as of January 29, 2025, and as further amended by the Waiver and Twelfth Amendment to Credit Agreement, dated as of February 28, 2025 (the “Original Credit Agreement”).

The Borrower, the other Loan Parties, the Lenders, and Agent have agreed to amend and restate the Original Credit Agreement upon the terms and subject to the conditions set forth in this Agreement.

In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

Section 1.

DEFINITIONS; PRINCIPLES OF CONSTRUCTION.
1.1
Definitions. When used herein the following terms shall have the following meanings:

“Acceleration Event” means the occurrence of an Event of Default (i) in respect of which all or any portion of the Obligations have become or been declared due and payable pursuant to Section 13.2, (ii) in respect of which all or a portion of the Revolving Commitment has been suspended or terminated pursuant to Section 13.2, or (iii) arising under Section 13.1(a) as a result of a failure to pay the Revolving Outstandings in full on the Termination Date.

“Account or Accounts” is defined in the UCC.

“Account Debtor” is defined in the Guaranty and Collateral Agreement.

“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or a substantial portion of the assets of a Person, or of all or a substantial portion of any business unit, line of business, or division of a Person, (b) the acquisition of in excess of 50% of the Capital Securities of any Person, or otherwise causing any Person to become a

Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is already a Subsidiary).

“Affiliate” of any Person means (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (b) for purposes of Section 11.7, any officer or director of such Person and (c) with respect to any Lender, any entity administered or managed by such Lender or an Affiliate or investment advisor thereof and which is engaged in making, purchasing, holding or otherwise investing in commercial loans. A Person shall be deemed to be “controlled by” any other Person if such Person possesses, directly or indirectly, power to vote 15% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Unless expressly stated otherwise herein, neither Agent nor any Lender shall be deemed an Affiliate of any Loan Party. For purposes of clarity: Canadian Imperial Bank of Commerce and each of its direct and indirect subsidiaries are “Affiliates” of CIBC Bank USA.

“Agent” means CIBC Bank USA in its capacity as administrative agent for the Lenders hereunder and any successor thereto in such capacity.

“Agent Account” means an account at an Approved Depository or a Foreign Approved Depository, in each case, for the storage of Precious Metals, which account is either: (i) in the name of Agent on behalf of the Lenders, or (ii) in the name of any Loan Party and subject to a Depository Agreement; provided that in respect of each Foreign Approved Depository, the Foreign Collateral Lien Procedures shall have been satisfied in the jurisdiction in which such Foreign Approved Depository is located.

“Agent Advances” is defined in Section 2.2(f).

“Agent Fee Letter” means the Fee Letter dated as of the Restatement Effective Date, between Borrower and Agent.

“Agent Parties” is defined in Section 15.3(iii).

“Agreement” is defined in the preamble of this Agreement.

“AM/AMS Holding” means AM/AMS HOLDING, LLC, a Delaware limited liability company.

“AM & ST Associates” means AM & ST ASSOCIATES, LLC, a Delaware limited liability company.

“AM IP Assets” means AM IP ASSETS, LLC, a Delaware limited liability company.

“AM Precious Metals Singapore” means AM PRECIOUS METALS SINGAPORE PTE. LTD., a limited company organized under the laws of Singapore.

“AM Services” means AM SERVICES, INC., a Delaware corporation.

“AM/LPM Ventures” means AM/LPM VENTURES, LLC, a Delaware limited liability company.

“AM LPM Singapore” means AM LPM SINGAPORE PTE. LTD., a limited company organized under the laws of Singapore.

“A-M Global Logistics” means A-M GLOBAL LOGISTICS, LLC, a Delaware limited liability company.

“A-Mark Trading AG” means A-MARK TRADING AG (Austria), an entity organized and existing under the laws of Austria.

“Amsterdam Business Day” means a day of the week (but not a Saturday, Sunday or holiday in Amsterdam, Netherlands) on which any Lender located in Amsterdam, Netherlands is open to the public for carrying on substantially all of its business functions.

“AMS Holding” means AMS HOLDING, LLC, a Delaware limited liability company.

“Applicable Law” means any Law which is applicable to the Loan Parties, their businesses or properties, the Loan Documents or the Loans hereunder.

“Applicable Margin” means (i) (a) for SOFR Loans bearing interest based on Daily Simple SOFR, a rate per annum equal to 2.365%, (b) for SOFR Loans with a tenor of 1-month, a rate per annum equal to 2.365% and (c) for SOFR Loans with a tenor of 3-months, a rate per annum equal to 2.515% (the “SOFR Margin”), and (ii) for Base Rate Loans, a rate per annum equal to 1.25% (the “Base Rate Margin”).

“Appraisal Value” means the numismatic evaluation of the CFC Collateral or Stack’s Auction Advance Collateral, on a liquidation basis, as determined by an appraiser acceptable to Agent.

“Approved Broker” means any of the brokers listed on Schedule 1.1F hereto.

“Approved Carrier” means any of the carriers listed on Schedule 1.1E hereto.

“Approved Counterparty” means the Persons set forth on Schedule 1.1A hereto.

“Approved Depositories” means any of the depositories or vault facilities located in the United States and listed on Schedule 1.1B hereto, which list and/or the limits set forth thereon, as applicable, may be amended from time to time with the prior written approval of Agent, provided that any such amendment shall only become effective if the same is not objected to in writing by the Required Lenders and delivered to Agent within fifteen (15) calendar days after Agent provides written notice to the Lenders thereof, provided further that each such depository or vault facility, as applicable, shall be an Approved Depository only to the extent of the Borrower’s insurance coverage at such location.

“Approved Fund” means any Fund that is administered, managed, advised or underwritten by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset Marketing Services” means ASSET MARKETING SERVICES, LLC, a Delaware limited liability company.

“Assigned Bank Account” means available Dollars in or credited to any deposit account of the Borrower held at Agent or at any other bank in the United States which has signed a deposit account control agreement in respect of such deposit account, and which deposit account is subject to a perfected first priority lien in favor of Agent, subject only to Liens in favor of the applicable depositary bank as and to the extent permitted under Section 11.2(xvii).

“Assigned Material” means Hedged Inventory that satisfies clause (i) of the definition thereof, valued at the Market Value thereof, that is not subject to any Lien other than a first priority perfected security interest granted to Agent on behalf of the Lenders, and is, subject to Section 11.16, held in an Agent Account, provided, that the aggregate Market Value of Assigned Material included in the Borrowing Base at any time (before giving effect to the applicable advance rate) which is located at each Approved Depository or Foreign Approved Depository, when added to the aggregate Market Value of all Assigned Material - Unassigned Hedge at such location which is included in the Borrowing Base at such time (before giving effect to the applicable advance rate) shall not exceed the limit set forth across from such depository’s name on Schedule 1.1B or 1.1C hereto, as applicable.

“Assigned Material in Transit” means Hedged Inventory that satisfies clause (i) of the definition thereof, valued at the Market Value thereof, that is not subject to any Lien other than a first priority perfected security interest granted to Agent on behalf of the Lenders, and is being transported to an Agent Account by an Approved Carrier within the United States or another jurisdiction in respect of which the Foreign Collateral Lien Procedures have been satisfied, provided that the aggregate Market Value of all Assigned Material in Transit included in the Borrowing Base at any time (before giving effect to the applicable advance rate) and in the possession of such Approved Carrier shall not exceed the amount set forth across from such Approved Carrier’s name on Schedule 1.1E.

“Assigned Material – Unassigned Hedge” means Hedged Inventory that does not satisfy clause (i) of the definition thereof, valued at the Market Value thereof, that is not subject to any Lien other than a first priority perfected security interest granted to Agent on behalf of the Lenders, and is, subject to Section 11.16, held in an Agent Account, provided, that the aggregate Market Value of Assigned Material – Unassigned Hedge included in the Borrowing Base at any time (before giving effect to the applicable advance rate) which is located at each Approved Depository or Foreign Approved Depository, when added to the aggregate Market Value of all Assigned Material at such location which is included in the Borrowing Base at such time (before giving effect to the applicable advance rate) shall not exceed the limit set forth across from such depository’s name on Schedule 1.1B or 1.1C hereto, as applicable.

“Assignee” is defined in Section 15.6(a).

“Assignment Agreement” is defined in Section 15.6(a).

“Attorney Costs” means, with respect to any Person, all reasonable fees and charges of any counsel to such Person, the reasonable allocable cost of internal legal services of such Person, all reasonable disbursements of such internal counsel and all court costs and similar legal expenses.

“Available Tenor” is defined in Section 15.24.

“Bail-In Action” is defined in Section 15.22.

“Bank Product Agreements” means those certain agreements entered into from time to time between any Loan Party and a Lender or its Affiliates in connection with any of the Bank Products, including without limitation, Hedging Agreements.

“Bank Product Obligations” means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by the Loan Parties to any Lender or its Affiliates pursuant to or evidenced by the Bank Product Agreements and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all such amounts that a Loan Party is obligated to reimburse to Agent or any Lender as a result of Agent or such Lender purchasing participations or executing indemnities or reimbursement obligations with respect to the Bank Products provided to the Loan Parties pursuant to the Bank Product Agreements.

“Bank Products” means any service provided to, facility extended to, or transaction entered into with, any Loan Party by any Lender or its Affiliates consisting of, (a) deposit accounts, (b) cash management services, including, controlled disbursement, lockbox, electronic funds transfers (including, book transfers, fedwire transfers, ACH transfers), online reporting and other services relating to accounts maintained with any Lender or its Affiliates, (c) debit cards and credit cards, (d) Hedging Agreements or (e) so long as prior written notice thereof is provided by the Lender (or its Affiliate) providing such service, facility or transaction and Agent consents in writing to its inclusion as a Bank Product, any other service provided to, facility extended to, or transaction entered into with, any Loan Party by a Lender or its Affiliates.

“Base Rate” means for any day, the greater of (a) the Federal Funds Rate for such day plus 0.5%, and (b) the Prime Rate for such day.

“Base Rate Loan” means any Loan which bears interest at or by reference to the Base Rate.

“Base Rate Margin” is defined in the definition of Applicable Margin.

“Benchmark” is defined in Section 15.24.

“Benchmark Conforming Changes” is defined in Section 15.24.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benchmark Replacement” is defined in Section 15.24.

“Benchmark Replacement Adjustment” is defined in Section 15.24.

“Benchmark Replacement Date” is defined in Section 15.24.

“Benchmark Transition Event” is defined in Section 15.24.

“Benchmark Transition Start Date” is defined in Section 15.24.

“Benchmark Transition Unavailability Period” is defined in Section 15.24.

“Borrower” is defined in the preamble of this Agreement.

“Borrower Assignment” shall mean (a) an assignment substantially in the form of Exhibit G hereto, executed by the Borrower in favor of and delivered to Agent with respect to a CFC Loan which has been assigned to the Borrower pursuant to a CFC Assignment, or such other form acceptable to Agent, (b) an assignment substantially in the form of Exhibit L hereto, executed by the Borrower in favor of and delivered to Agent with respect to a Stack’s Auction Advance which has been assigned to the Borrower pursuant to a Stack’s Auction Advance Assignment, or such other form acceptable to Agent, or (c) an assignment substantially in the form of Exhibit O hereto, executed by the Borrower in favor of and delivered to Agent with respect to a CFC Canada Loan which has been assigned to the Borrower pursuant to a CFC Canada Assignment, or such other form acceptable to Agent.

“Borrowing Base” means, at any time, the sum of, in each case net of Reserves:

1.
100% of Assigned Bank Accounts, plus

2.
90% of Assigned Material, plus
3.
90% of Assigned Material in Transit, plus
4.
85% of Assigned Material – Unassigned Hedge, plus
5.
85% of Domestic Confirmed Material, plus
6.
80% of Foreign Material, plus
7.
70% of Eligible Consigned Inventory, plus
8.
100% of Broker Account Equity, plus
9.
80% Net Forward Unrealized Profit, plus
10.
80% of Eligible Trade Receivables, plus
11.
80% of U.S. Mint Spot Deferred Cash Receivable, plus
12.
75% of Eligible Supplier Advances, plus
13.
80% of Tier 1 CFC Loans; plus
14.
70% of Tier 2 Assigned Loans; plus
15.
80% of Excess Margin Deposits; plus
16.
40% of Eligible Numismatic Inventory; minus
17.
100% of Broker Account Negative Equity; minus
18.
100% of Net Forward Unrealized Loss.

The Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to Agent pursuant to Section 10.1(f), provided, that, the Borrowing Base reported on each Borrowing Base Certificate shall be and remain in effect from and after the date of delivery thereof until the date of delivery to Agent of the next Borrowing Base Certificate. In no event shall the aggregate Market Value of Assigned Material, Assigned Material in Transit and Assigned Material – Unassigned Hedge included in the Borrowing Base on any date of determination (after giving effect to the applicable advance rate) be less than an amount equal to 60% of the aggregate Market Value of Assigned Material, Assigned Material in Transit, Assigned Material – Unassigned Hedge, Domestic Confirmed Material, Foreign Material and Eligible Consigned Inventory included in the Borrowing Base on such date (after giving effect to the applicable advance rate). In no event shall any amounts described in categories (a) through (p) above which may fall into more than one of such categories be counted more than once when making the calculation under this definition.

“Borrowing Base Certificate” means a certificate substantially in the form of Exhibit C.

“Borrowing Base Supporting Documentation” shall include each of the following, each in form and substance reasonably satisfactory to Agent:

19.
for each Assigned Bank Account, copies of summary account statements for each bank where such cash is held, as of the applicable date;
20.
for each of Assigned Material, Assigned Material in Transit, Assigned Material – Unassigned Hedge, Confirmed Material and Foreign Material, (A) a schedule of (i) Inventory locations, and (ii) the Market Value and Inventory quantities by location and type of Inventory, and (B) confirmation and supporting documentation from each applicable Approved Depository and Foreign Approved Depository of the information required by clause (A)(ii) immediately above;
21.
a summary of all Excess Margin Deposits by counterparty;
22.
a summary of all Eligible Trade Receivables by counterparty and amount;
23.
a summary of all Eligible Supplier Advances by counterparty and amount;
24.
a summary of all outstanding Secured Metals Leases and the Secured Metals Lease Obligations thereunder;
25.
a summary of all Eligible Consigned Inventory, by Eligible Consignee and Inventory type, quantity and Market Value;
26.
a summary of all then outstanding Ownership Based Financings, setting forth the applicable Ownership Based Financing Counterparty and outstanding value;
27.
a summary of each lease transaction (other than Secured Metals Leases, but including Unsecured Metals Leases) under which Borrower is the lessee (including, without limitation, leases under which metals are credited to an unallocated metals account of Borrower) setting forth the counterparty thereto, the aggregate unpaid lease payments, the tenor of the lease and the type of Precious Metal thereunder; and
28.
a detailed report of Numismatic Inventory owned by any Loan Party.

“Bowers & Merena” means BOWERS & MERENA AUCTIONS, LLC, a Delaware limited liability company.

“Broker Account Equity” means the positive net balance in each Broker Account which would remain to the credit of any Loan Party upon the event of closing such Broker Account.

“Broker Account Negative Equity” means the absolute value of the negative net balance in each Broker Account which would remain as an obligation of any Loan Party upon the event of closing such Broker Account.

“Broker Accounts” means any accounts with an Approved Broker that are carried by any Loan Party for trading in commodity futures or options contracts and which have been pledged and assigned to Agent on behalf of the Lenders pursuant and subject to a Control Agreement.

“BSA” is defined in Section 10.4.

“Bullion Collateral” means any CFC Collateral (other than Numismatic Collateral or Semi-Numismatic Collateral) which contains a premium over the then Spot Value of the fine troy ounce Precious Metal content of any item of such CFC Collateral of 25% or less, which determination is made in the good faith judgment of the Borrower and not objected to by the Required Lenders.

“Business Day” means a day of the week (but not a Saturday, Sunday or holiday) on which the Chicago, Illinois offices of Agent are open to the public for carrying on substantially all of Agent’s business functions, provided, however, that when used in the context of a SOFR Loan, the term “Business Day” shall also exclude any day that is not also a SOFR Business Day; provided further, that solely when used in the context of any Lender funding its Pro Rata Portion of any Loan or Letter of Credit from an office located in Amsterdam, Netherlands, the term “Business Day” shall also exclude any day that is not also an Amsterdam Business Day. Unless specifically referenced in this Agreement as a Business Day, all references to “days” shall be to calendar days.

“Buy Gold and Silver” means BUY GOLD AND SILVER CORP, a Delaware corporation.

“BX Corp.” means BX Corporation, a Delaware corporation.

“Canadian Security Agreement” means each of (a) the general security agreement, dated as of the Original Closing Date (as amended, supplemented or otherwise modified from time to time), between the Borrower as “Debtor”, and Agent, and (b) the general security agreement, dated as of or within ninety (90) days of the Restatement Effective Date (as amended, supplemented or otherwise modified from time to time), between CFC Canada as “Debtor”, and Agent.

“Capital Expenditures” means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of Borrower and its Subsidiaries, including expenditures in respect of Capital Leases, but excluding expenditures made in connection with the replacement, substitution or restoration of assets to the extent financed (a) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (b) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced.

“Capital Lease” means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

“Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued or acquired after the Restatement Effective Date, including common shares, preferred shares, membership interests in a limited liability company, limited or general partnership interests in a partnership, interests in a trust, interests in other unincorporated organizations or any other equivalent of such ownership interest.

“Cash Collateralize” means to deliver cash collateral to an Issuing Lender, for the benefit of one or more of the Issuing Lenders or Lenders, to be held as cash collateral for outstanding Letters of Credit, pursuant to documentation satisfactory to such Issuing Lender and in an amount satisfactory to such Issuing Lender which amount may exceed the Stated Amount of outstanding Letters of Credit but in no event shall such amount be less than 102% of the Stated Amount. Derivatives of such term have corresponding meanings.

“Cash Equivalent Investment” means, at any time, (a) any evidence of Debt, maturing not more than one year from date of acquisition, issued or guaranteed by the United States Government or any agency thereof, (b) commercial paper, maturing not more than 270 days from the date of issue, or corporate demand notes, in each case (unless issued by a Lender or its holding company) rated at least A-1 by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or P-1 by Moody’s Investors Service, Inc., (c) any certificate of deposit, time deposit or banker’s acceptance, maturing not more than 180 days after such time, or any overnight Federal Funds transaction that is issued or sold by any Lender or its holding company (or by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000), (d) any repurchase agreement entered into with any Lender (or commercial banking institution of the nature referred to in clause (c)) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c) above and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder and (e) money market accounts or mutual funds which invest exclusively in assets satisfying the foregoing requirements, and (f) other short term liquid investments approved in writing by Agent.

“Certificate of Beneficial Ownership” means a certificate regarding beneficial ownership delivered pursuant to Section 12.1(a)(xvi), as from time to time updated in accordance with the terms of this Agreement, as required by the Beneficial Ownership Regulation.

“CFC Acquired Loan” means a loan owing by a CFC Borrower, purchased by Collateral Finance Corporation from the owner of such loan.

“CFC Allonge” means an allonge substantially in the form of Exhibit H hereto, duly executed by Collateral Finance Corporation, the Borrower and Agent and affixed to each CFC Note.

“CFC Alternative Investments” means CFC ALTERNATIVE INVESTMENTS, LLC, a Delaware limited liability company.

“CFC Approved Depositories” means any of the depositories or vault facilities identified as such that are listed, and subject to the Appraisal Value limits set forth, on Schedule 1.1D hereto, which list and/or limits, as applicable, may be amended from time to time with the prior written approval of Agent, provided that any such amendment shall only become effective if the same is not objected to in writing by the Required Lenders and delivered to Agent within fifteen (15) calendar days after Agent provides written notice to the Lenders thereof, provided further that each such depository or vault facility, as applicable, shall be a CFC Approved Depository only to the extent of the Borrower’s insurance coverage at such location.

“CFC Assignment” means an assignment substantially in the form of Exhibit I hereto, executed by Collateral Finance Corporation to the Borrower with respect to a CFC Loan, or such other form acceptable to Agent and the Required Lenders.

“CFC Borrower” means each Person which has received a loan pursuant to a CFC Loan Agreement or the applicable borrower under a CFC Acquired Loan.

“CFC Canada” means CFC CANADA INC., a corporation incorporated under the laws of Alberta, Canada.

“CFC Canada Acquired Loan” means a loan owing by a CFC Canada Borrower, purchased by CFC Canada from the owner of such loan.

“CFC Canada Allonge” means an allonge substantially in the form of Exhibit P hereto, duly executed by CFC Canada, the Borrower and Agent and affixed to each CFC Canada Note.

“CFC Canada Assignment” means an assignment substantially in the form of Exhibit Q hereto, executed by CFC Canada to the Borrower with respect to a CFC Canada Loan, or such other form acceptable to Agent and the Required Lenders.

“CFC Canada Borrower” means each Person which has received a loan from CFC Canada pursuant to a CFC Canada Loan Agreement or the applicable borrower under a CFC Canada Acquired Loan.

“CFC Canada Loan” means each loan made by CFC Canada to a CFC Canada Borrower, and any renewal or extension thereof.

“CFC Canada Loan Agreement” means each Commercial Finance Loan and Security Agreement (or similar document) between CFC Canada and a CFC Canada Borrower, as amended from time to time.

“CFC Canada Loan Documents” means (i) in respect of each CFC Canada Loan (other than a CFC Canada Acquired Loan) each CFC Canada Loan Agreement, each CFC Canada Assignment, each CFC Canada Borrower Assignment, each CFC Canada Note, each CFC Canada Allonge and each “Loan Document” (as defined in the CFC Canada Loan Agreement), together with a PPSA lien search as to the CFC Canada Borrower and each PPSA Financing Statement filed by CFC Canada naming CFC Canada as secured party and a CFC Canada Borrower as debtor, with respect to the CFC Collateral, as each may from time to time be amended, restated or renewed and (ii) in respect of each CFC Canada Acquired Loan, each CFC Canada Loan Agreement, each CFC Canada Assignment, each CFC Canada Borrower Assignment, and each other loan document evidencing a CFC Canada Acquired Loan, as each may from time to time be amended, restated or renewed.

“CFC Canada Note” means each promissory note executed by a CFC Canada Borrower, together with any renewal, extension or restatement of same.

“CFC Collateral” means Bullion Collateral, Numismatic Collateral coins and Semi-Numismatic Collateral coins, in each case which are delivered (directly or indirectly) by (a) a CFC Borrower to Collateral Finance Corporation as collateral for CFC Loans, or (b) a CFC Canada Borrower to CFC Canada as collateral for CFC Canada Loans, in each case, together with the cash and non-cash proceeds thereof, including any proceeds of insurance.

“CFC Loan” means each loan made by Collateral Finance Corporation to a CFC Borrower, or a CFC Acquired Loan, and any renewal or extension thereof.

“CFC Loan Agreement” means (i) each Commercial Finance Loan and Security Agreement between Collateral Finance Corporation and a CFC Borrower, as amended from time to time and (ii) each loan agreement evidencing a CFC Acquired Loan, as amended from time to time.

“CFC Loan Documents” means (i) in respect of each CFC Loan (other than a CFC Acquired Loan) each CFC Loan Agreement, each CFC Assignment, each Borrower Assignment, each CFC Note, each CFC Allonge and each “Loan Document” (as defined in the CFC Loan Agreement), together with a UCC lien search as to the CFC Borrower and each UCC-1 Financing Statement filed by Collateral Finance Corporation naming Collateral Finance Corporation as secured party and a CFC Borrower as debtor, with respect to the CFC Collateral, as each may from time to time be amended, restated or renewed and (ii) in respect of each CFC Acquired Loan, each CFC Loan Agreement, each CFC Assignment, each Borrower Assignment, and each other loan document evidencing a CFC Acquired Loan, as each may from time to time be amended, restated or renewed.

“CFC Loans – Bullion” means CFC Loans and CFC Canada Loans which are secured by Bullion Collateral and by no other CFC Collateral.

“CFC Note” means each promissory note executed by a CFC Borrower, together with any renewal, extension or restatement of same.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means the occurrence of any of the following:

29.
the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the properties or assets of the Borrower, or the Borrower and its

Subsidiaries taken as a whole, to any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act);
30.
the adoption of a plan relating to the liquidation or dissolution of the Borrower or any of its Subsidiaries;
31.
the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as each such term is defined above) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the voting Capital Securities of the Borrower (measured by voting power rather than number of shares), other than in connection with any transaction or transactions in which the record holders of the voting Capital Securities of the Borrower immediately prior to such transaction or transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Borrower immediately following such transaction or series of transactions; or
32.
the majority of the seats (other than vacant seats) on the board of directors of the Borrower cease to be occupied by persons who either (i) were members of the board of directors of the Borrower on the First Amendment Effective Date or (ii) were nominated for election, elected, or appointed to the board of directors of the Borrower with the approval of a majority of the directors then in office who were either directors on the First Amendment Effective Date or whose election or nomination was previously so approved.

“CIBC Bank USA” is defined in the preamble of this Agreement.

“CIBC Permitted Metals Loan Agreement” means the Master Precious Metal Loan Agreement, dated as of December 21, 2021, as amended by the First Amendment to Master Precious Metal Loan Agreement, dated as of November 29, 2022, between Metal Loan Lender and the Borrower, as further amended by the Second Amendment to Master Precious Metal Loan Agreement, dated as of August 24, 2023, between Metal Loan Lender and the Borrower, as further amended by the Third Amendment to Master Precious Metal Loan Agreement, dated as of September 20, 2023, between Metal Loan Lender and the Borrower, as further amended by the Fourth Amendment to Master Precious Metal Loan Agreement, dated as of June 24, 2024, between Metal Loan Lender and the Borrower, as further amended by the Fifth Amendment to Master Precious Metal Loan Agreement, dated as of September 30, 2024, between Metal Loan Lender and the Borrower, as further amended by the Sixth Amendment to Master Precious Metal Loan Agreement, dated as of January 15, 2025, between Metal Loan Lender and the Borrower, as further amended by the Seventh Amendment to Master Precious Metal Loan Agreement, dated as of the Restatement Effective Date, between Metal Loan Lender and the Borrower, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Code” means the Internal Revenue Code of 1986, as amended from time to time and any successor statute.

“Collateral” is defined in the Guaranty and Collateral Agreement of even date herewith executed by the Loan Parties.

“Collateral Access Agreement” means an agreement in form and substance reasonably satisfactory to Agent pursuant to which a mortgagee or lessor of real property on which collateral is stored or otherwise located, or a warehouseman, processor or other bailee of Inventory or other property owned by any Loan Party, acknowledges the Liens of Agent and waives any Liens held by such Person on such property, and, in the case of any such agreement with a mortgagee or lessor, permits Agent reasonable access to and use of such real property following the occurrence and during the continuance of an Event of Default to assemble, complete and sell any Collateral stored or otherwise located thereon.

“Collateral Documents” means, collectively, the Guaranty and Collateral Agreement, the Swiss Security Agreement, the German Security Agreement, each Canadian Security Agreement, the Hong Kong Security Agreement, each Singapore Security Agreement, the English Law Security Agreement, each Mortgage, each Collateral Access Agreement, each Perfection Certificate, each Short-Form IP Security Agreement, each Depository Agreement, each Depository Letter, each Control Agreement and any other agreement or instrument pursuant to which Borrower, any Subsidiary, any other Loan Party or any other Person grants or purports to grant collateral to Agent for the benefit of the Lenders or otherwise relates to such collateral.

“Collateral Finance Corporation” means COLLATERAL FINANCE CORPORATION, a Delaware corporation.

“COMEX” means Commodities Exchange, Inc.

“COMEX Price” means, in respect of gold or silver, the settlement price per troy ounce at the close of business on any Business Day for a contract to sell such Precious Metal for delivery in the next subsequent month for which such a contract is offered for sale on the COMEX.

“Commitment” means, as to any Lender, such Lender’s commitment to make Loans, and to issue or participate in Letters of Credit, under this Agreement. The amount of each Lender’s Commitment as of the Restatement Effective Date is set forth on Annex A.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time and any successor statute.

“Compliance Certificate” means a Compliance Certificate in substantially the form of Exhibit B.

“Computation Period” means each period of four consecutive Fiscal Quarters ending on the last day of a Fiscal Quarter.

“Confirmed Material” means (i) Hedged Inventory (other than Assigned Material or Assigned Material – Unassigned Hedge) which is not subject to any Lien other than the first priority perfected security interest granted to Agent on behalf of the Lenders, and is located at an Approved Depository or a Foreign

Approved Depository (subject to satisfaction of the Foreign Collateral Lien Procedures), in each case, that has entered into, and is in compliance with the terms of, a Depository Letter; provided that for a period of ninety (90) days after the Restatement Effective Date, any such Hedged Inventory located at a Foreign Approved Depository (subject to satisfaction of the Foreign Collateral Lien Procedures) shall qualify as Confirmed Material notwithstanding the failure to obtain a Depository Letter or (ii) HSBC London Inventory.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Special Taxes or branch profits Special Taxes.

“Consolidated Current Assets” means, of any Person at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of such Person and its Subsidiaries at such date, excluding all amounts due from Affiliates (other than Special Affiliates), officers, employees, directors or shareholders of such Person.

“Consolidated Current Liabilities” means, of any Person at any date, all amounts that would, in conformity with GAAP be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of such Person and its Subsidiaries at such date.

“Consolidated Group” means, collectively, the Borrower and its Subsidiaries (including, without limitation, the Excluded Subsidiaries).

“Consolidated Intangible Assets” means, at any time, goodwill (including, without limitation, any amounts, however designated, representing the excess of the purchase price paid for assets or stock acquired subsequent to the date of this Agreement over the value assigned thereto on the books of the Consolidated Group), patents, trademarks, trade names, copyrights, and all other assets of the Consolidated Group that are considered to be intangible assets under GAAP calculated on a consolidated basis as of such time.

“Consolidated Liabilities” means, at all times, the total of all liabilities appearing on the consolidated balance sheet of the Consolidated Group prepared in accordance with GAAP.

“Consolidated Net Income” means the consolidated net income of the Borrower and its Subsidiaries, calculated in accordance with GAAP.

“Consolidated Tangible Assets” means (a) the total of all assets appearing on the consolidated balance sheet of the Consolidated Group prepared in accordance with GAAP, after deducting all proper reserves (including reserves for depreciation, obsolescence, and amortization), minus (b) the sum of (i) Consolidated Intangible Assets plus (ii) any amounts due from shareholders, Affiliates (other than Special Affiliates), officers, or employees of the Consolidated Group plus (iii) prepaid expenses of the Consolidated Group.

“Consolidated Tangible Net Worth” means, at any time, the total of Consolidated Tangible Assets less Consolidated Liabilities.

“Consolidated Working Capital” means, at any date, the difference of (a) Consolidated Current Assets of the Consolidated Group on such date less (b) Consolidated Current Liabilities of the Consolidated Group on such date.

“Contingent Liability” means, with respect to any Person, each obligation and liability of such Person and all such obligations and liabilities of such Person incurred pursuant to any agreement, undertaking or arrangement by which such Person: (a) guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, dividend, obligation or other liability of any other Person in any manner (other than by endorsement of instruments in the course of collection), including any indebtedness, dividend or other obligation which may be issued or incurred at some future time; (b) guarantees the payment of dividends or other distributions upon the Capital Securities of any other Person; (c) undertakes or agrees (whether contingently or otherwise): (i) to purchase, repurchase, or otherwise acquire any indebtedness, obligation or liability of any other Person or any property or assets constituting security therefor, (ii) to advance or provide funds for the payment or discharge of any indebtedness, obligation or liability of any other Person (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, working capital or other financial condition of any other Person, or (iii) to make payment to any other Person other than for value received; (d) agrees to lease property or to purchase securities, property or services from such other Person with the purpose or intent of assuring the owner of such indebtedness or obligation of the ability of such other Person to make payment of the indebtedness or obligation; (e) to induce the issuance of, or in connection with the issuance of, any Letter of Credit for the benefit of such other Person; or (f) undertakes or agrees otherwise to assure a creditor against loss. The amount of any Contingent Liability shall (subject to any limitation set forth herein) be deemed to be the outstanding principal amount (or maximum permitted principal amount, if larger) of the indebtedness, obligation or other liability guaranteed or supported thereby.

“Contract Value” means, as of any date and with respect to any Forward Contract, the product of the number of units of Precious Metal which is the subject of such Forward Contract, multiplied by the price of each such unit as stated in such Forward Contract.

“Control Agreements” means, collectively, those control agreements in form and substance reasonably acceptable to Agent entered into among (a) the depository institution maintaining any deposit account, the securities intermediary maintaining any securities account, or commodity intermediary maintaining any commodity account, (b) the Borrower or other Loan Party, as applicable, and (c) Agent, pursuant to which Agent obtains control (within the meaning of the applicable provision of the UCC) over such deposit account, securities account or commodity account.

“CyberMetals” means CyberMetals Corp., a Delaware corporation.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, “i”) that is two (2) SOFR Business Days prior to (i) if such SOFR Rate Day is a SOFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a SOFR Business Day, the SOFR Business Day immediately preceding such SOFR Rate Day, in each case, as SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website, and (b) the Floor. If by 5:00 pm (New York City time) on the second (2nd) SOFR Business Day immediately following any day “i”, SOFR in respect of such day “i” has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such day “i” will be SOFR as published in respect of the first preceding SOFR Business Day for which SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to Borrower. If such rate does not appear on the SOFR Administrator’s Website, the rate for such day shall be determined by Agent and such determination shall be binding upon Borrower, absent manifest error. Notwithstanding the foregoing, if Daily Simple SOFR is ever determined to be a negative number, then Daily Simple SOFR shall be deemed to be zero percent (0%). Unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 15.24 in the event that a Benchmark Replacement with respect to

Daily Simple SOFR is implemented, then all references herein to Daily Simple SOFR shall be deemed references to such Benchmark Replacement.

“Debt” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all indebtedness evidenced by bonds, debentures, notes or similar instruments (including, without limitation, any notes issued to Sellers in connection with an Acquisition), (c) all obligations of such Person as lessee under Capital Leases which have been or should be recorded as liabilities on a balance sheet of such Person in accordance with GAAP, (d) all obligations of such Person to pay the deferred purchase price of property (excluding accrued liabilities and trade accounts payable arising or incurred in the ordinary course of business), (e) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person; provided that if such Person has not assumed or otherwise become liable for such indebtedness, such indebtedness shall be measured at the amount of the underlying obligation secured by the Lien at the time of determination, (f) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn), bankers’ acceptances and similar obligations issued for the account of such Person (including the Letters of Credit) to the extent not Cash Collateralized, (g) all Hedging Obligations of such Person; (h) all Contingent Liabilities of such Person, (i) all Debt of any partnership of which such Person is a general partner, (j) any Capital Securities or other equity instrument, whether or not mandatorily redeemable, that under GAAP is characterized as debt, whether pursuant to financial accounting standards board issuance No. 150 or otherwise, and (k) all Synthetic Lease Obligations and all obligations under any securitization facility or other similar off-balance sheet financing product to which any such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes. For the avoidance of doubt, Debt does not include the day to day trading obligations of Borrower entered into in the ordinary course of business.

“Default” means any event or condition that, if it continues uncured, will, with lapse of time or notice or both, constitute an Event of Default.

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Loans, participations in Letters of Credit or participations in Swing Line Loans required to be funded by it hereunder within two Business Days of the date required to be funded by it hereunder unless such Lender notifies Agent and Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding have not been satisfied (each of which failures shall be specifically identified in such notice), (b) has otherwise failed to pay over to Agent, Issuing Lender, Swing Line Lender or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, unless the subject of a good faith dispute, (c) has (i) been deemed or has a direct or indirect parent company that has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding, or had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such capacity or (ii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts with the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender or such Governmental Authority to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender, (d) has notified Borrower, Agent, any Issuing Lender, Swing Line Lender or any other Lender that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit (unless such notice or public statement indicates that such intention is based on a good faith determination that one or more conditions precedent to funding have not been satisfied (which notice or public statement specifically identifies the conditions not satisfied and the basis therefor)) or (e) has failed to confirm within three Business Days of a request by Agent that it will comply with the terms of this Agreement relating to its obligations to fund prospective Revolving Loans and participations in then outstanding Letters of Credit and Swing Line Loans. Any determination by Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (e) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.6(d)) upon delivery of written notice of such determination to Borrower, each Issuing Lender, each Swing Line Lender, and each Lender.

“Depository Agreement” means an agreement, in form and substance acceptable to Agent, among an Approved Depository, a CFC Approved Depository or a Foreign Approved Depository (as applicable), the Borrower and Agent on behalf of the Lenders, concerning an account with such Approved Depository, CFC Approved Depository or Foreign Approved Depository (as applicable), under which such Approved Depository, CFC Approved Depository or Foreign Approved Depository (as applicable) has agreed to release Precious Metals from such account only upon the written instruction of Agent, provided, that in respect of each Foreign Approved Depository, the Foreign Collateral Lien Procedures shall have been satisfied in the jurisdiction in which such Foreign Approved Depository is located.

“Depository Letter” means an agreement substantially in the form of Exhibit J, or other agreement in form and substance acceptable to Agent, among the Borrower, Agent and an Approved Depository or Foreign Approved Depository, as applicable.

“Deutsche Bank Amsterdam” means DEUTSCHE BANK AG, AMSTERDAM BRANCH.

“Digital Asset” means any blockchain-based digital asset, cryptocurrency or other cryptoasset, whether or not denominated in U.S. dollars, the spot value of any Precious Metals, or another currency or deemed to be a “security” under Section 2(a)(1) of the Securities Act of 1933, and including, without limitation, Tether Gold; provided that “Digital Asset” shall not include any legal tender of the United States.

“Digital Assets Controlled Account” means one or more securities accounts that is opened and maintained to hold Digital Assets constituting Collateral and is subject to a Digital Assets Control Agreement in favor of Agent.

“Digital Assets Control Agreement” means an escrow deposit agreement or other control agreement, by and among Agent, the Borrower and an escrow agent or securities intermediary in form reasonably acceptable to Agent that grants to Agent control over all Digital Assets maintained in each Digital Assets Controlled Account.

“Dollar” and the sign “$” mean lawful money of the United States of America.

“Domestic Confirmed Material” means Confirmed Material that is located at an Approved Depository (and is not Foreign Material), subject to Section 11.16, provided, that the aggregate Market Value of Domestic Confirmed Material included in the Borrowing Base at any time (before giving effect to the applicable advance rate) which is located at each Approved Depository shall not exceed the limit set forth across from such depository’s name on Schedule 1.1B hereto.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States.

“EBITDA” means, for any period, Consolidated Net Income for such period plus, to the extent deducted or not otherwise included in determining such Consolidated Net Income: (i) Interest Expense, income tax expense, depreciation and amortization for such period; (ii) transaction expenses incurred in connection with the Loan Documents and incurred up to $500,000 whether paid concurrently or within thirty (30) of the Restatement Effective Date; (iii) non-cash expenses and losses incurred in the ordinary course of business and reasonably acceptable to Agent; (iv) non-recurring expenses (including restructuring expenses) reasonably acceptable to Agent; (v) interest payments received in cash from CFC Borrowers net of operating costs of Collateral Finance Corporation in connection with all CFC Loans; (vi) interest payments received in cash from Stack’s Auction Advance Consignors net of identifiable costs of SBG Finance in connection with all Stack’s Auction Advances; and (vii) interest payments received in cash from CFC Canada Borrowers net of operating costs of CFC Canada in connection with all CFC Canada Loans;

minus to the extent included in determining Consolidated Net Income for such period, without duplication, (i) non-cash income tax benefits or gains, (ii) any cancellation of Debt income, (iii) additions attributable to minority interests, except to the extent of cash dividends or distributions actually received by the Borrower, (iv) any non-cash charges previously added back pursuant to clause (iii) above to the extent that, during such period, such non-cash charges have become cash charges; (v) [Reserved]; (vi) any gains from non-ordinary course asset dispositions; (vii) any extraordinary gains (excluding interest income received by any Loan Party in the normal course of its business); (viii) any gains from discontinued operations; (ix) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or any of its Subsidiaries or is merged into or consolidated with Borrower or any of its Subsidiaries; (x) the income (or deficit) of any Person (other than a Subsidiary of Borrower) in which Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Borrower or such Subsidiary in the form of dividends or similar distributions; and (xi) the undistributed earnings of any Subsidiary of Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Documents) or requirement of law applicable to such Subsidiary.

There shall be excluded in determining EBITDA, non-operating currency transaction gains and losses related to currency re-measurements of Debt or intercompany balances (including the net loss or gain resulting from hedge agreements for currency exchange risk).

If the Borrower or any of its Subsidiaries makes an Acquisition or disposes of assets in any transaction or series of related transactions (other than in the ordinary course of business) during a fiscal period, “EBITDA” shall be determined as if the Acquisition or disposition (and any related incurrence or repayment of Debt) had occurred on the first day of that fiscal period, and the operating results of any acquired Person for any affected fiscal periods shall be determined by reference to financial information prepared by the prior owners thereof (or by the Borrower and its Subsidiaries, after any such Acquisition), subject to adjustments (including “run rate” adjustments) reasonably satisfactory to Agent.

“Eligible CFC Loan” means each CFC Loan as to which Agent has received the duly executed CFC Assignment and Borrower Assignment (or, in respect of such documents delivered on the Restatement Effective Date, copies thereof with the originally executed documents to be delivered to Agent promptly thereafter), a copy of the applicable duly executed CFC Allonge and, upon request by Agent, copies of the related CFC Loan Documents, in form, scope and substance acceptable to Agent, which deliveries shall have been certified by an authorized officer of Collateral Finance Corporation and an authorized officer of the Borrower as being true and complete copies and are otherwise acceptable to Agent, provided, in no event shall a CFC Loan be deemed an Eligible CFC Loan:

33.
to the extent that the principal amount of such CFC Loan, together with the aggregate principal amount of all other outstanding CFC Loans made to the same CFC Borrower exceeds $10,000,000 (before giving effect to the applicable advance rate);
34.
if such CFC Loan is not in compliance with any of the laws and regulations of the State of California, including, but not limited to those pertaining to usury and the licensing of Collateral Finance Corporation as a licensed lender;
35.
if the term of such CFC Loan is more than 364 days from the date such CFC Loan was made or if such CFC Loan is payable on demand;
36.
if any material provision of any CFC Loan Document in respect of such CFC Loan is not valid, binding and enforceable, on and against the applicable CFC Borrower;
37.
if Agent’s security interest in the applicable CFC Collateral or the applicable CFC Loan Documents is not a valid and perfected first priority Lien in favor of Agent;
38.
if the CFC Borrower of such CFC Loan or Collateral Finance Corporation shall have any defense, setoff or other claim or right to reduce the amount payable under the applicable CFC Loan Documents or Collateral Finance Corporation’s obligations to the Borrower;
39.
if any payment default or bankruptcy default under the applicable CFC Loan Documents shall have occurred with respect to the applicable CFC Borrower or Collateral Finance Corporation;
40.
the CFC Collateral for such CFC Loan is not held at a CFC Approved Depository which has executed a Depository Letter under which Agent shall have the right to take exclusive control over such CFC Collateral;
41.
the Borrower or Collateral Finance Corporation shall have granted (or suffered to exist), a Lien in, or assigned to any Person (other than Agent on behalf of the Lenders and, in respect of Collateral Finance

Corporation, to the Borrower), any of its rights in such CFC Loan or any related CFC Collateral, CFC Note or other CFC Loan Documents;
42.
if it is a CFC Acquired Loan and the CFC Collateral therefor is not subject to a valid and enforceable purchase money security interest (as defined in the UCC) which has been validly assigned (directly or indirectly) to Agent;
43.
if the applicable CFC Loan Documents constituting chattel paper do not contain a legend indicating Agent’s Lien, in form and substance reasonably satisfactory to Agent; or
44.
if the CFC Borrower of such CFC Loan is an Affiliate of a Loan Party.

provided, that the principal amount outstanding under all Eligible CFC Loans included in the Borrowing Base as of any date of determination shall not as of such date exceed an amount equal to (y) in respect of each such Eligible CFC Loans secured by Numismatic Collateral, 75% of the Appraisal Value of such Numismatic Collateral, and (z) in respect of such Eligible CFC Loans secured by Semi-Numismatic Collateral, 85% of the Appraisal Value of such Semi-Numismatic Collateral.

“Eligible CFC Canada Loan” means each CFC Canada Loan as to which Agent has received the duly executed CFC Canada Assignment and CFC Canada Borrower Assignment (or, in respect of such documents delivered on the Restatement Effective Date, copies thereof with the originally executed documents to be delivered to Agent promptly thereafter), a copy of the applicable duly executed CFC Canada Allonge and, upon request by Agent, copies of the related CFC Canada Loan Documents, in form, scope and substance acceptable to Agent, which deliveries shall have been certified by an authorized officer of CFC Canada and an authorized officer of the Borrower as being true and complete copies and are otherwise acceptable to Agent, provided, in no event shall a CFC Canada Loan be deemed an Eligible CFC Canada Loan:

45.
to the extent that the principal amount of such CFC Canada Loan, together with the aggregate principal amount of all other outstanding CFC Canada Loans made to the same CFC Canada Borrower exceeds $10,000,000 (before giving effect to the applicable advance rate);
46.
if such CFC Canada Loan is not in compliance with any of the laws and regulations of any applicable Governmental Authority, including, but not limited to those pertaining to usury;

47.
if the term of such CFC Canada Loan is more than 364 days from the date such CFC Canada Loan was made or if such CFC Canada Loan is payable on demand;
48.
if any material provision of any CFC Canada Loan Document in respect of such CFC Canada Loan is not valid, binding and enforceable, on and against the applicable CFC Canada Borrower;
49.
if Agent’s security interest in the applicable CFC Collateral or the applicable CFC Canada Loan Documents is not a valid and perfected first priority Lien in favor of Agent;
50.
if the CFC Canada Borrower of such CFC Canada Loan or CFC Canada shall have any defense, setoff or other claim or right to reduce the amount payable under the applicable CFC Canada Loan Documents or CFC Canada’s obligations to the Borrower;
51.
if any payment default or bankruptcy default under the applicable CFC Canada Loan Documents shall have occurred with respect to the applicable CFC Canada Borrower or CFC Canada;
52.
the CFC Collateral for such CFC Canada Loan is not held at a CFC Approved Depository which has executed a Depository Letter under which Agent shall have the right to take exclusive control over such CFC Collateral;
53.
the Borrower or CFC Canada shall have granted (or suffered to exist), a Lien in, or assigned to any Person (other than Agent on behalf of the Lenders and, in respect of CFC Canada, to the Borrower), any of its rights in such CFC Canada Loan or any related CFC Collateral, CFC Canada Note or other CFC Canada Loan Documents;
54.
if it is a CFC Canada Acquired Loan and the CFC Collateral therefor is not subject to a valid and enforceable purchase money security interest (as defined in the PPSA) which has been validly assigned (directly or indirectly) to Agent;
55.
if the applicable CFC Canada Loan Documents constituting chattel paper do not contain a legend indicating Agent’s Lien, in form and substance reasonably satisfactory to Agent; or
56.
if the CFC Borrower of such CFC Canada Loan is an Affiliate of a Loan Party.

provided, that the principal amount outstanding under all Eligible CFC Canada Loans included in the Borrowing Base as of any date of determination shall not as of such date exceed an amount equal to (x) $10,000,000 (before giving effect to the applicable advance rate), (y) in respect of each such Eligible CFC Canada Loans secured by Numismatic Collateral, 75% of the Appraisal Value of such Numismatic Collateral, and (z) in respect of such Eligible CFC Canada Loans secured by Semi-Numismatic Collateral, 85% of the Appraisal Value of such Semi-Numismatic Collateral.

“Eligible Consigned Inventory” means, at the time of any determination thereof, Inventory of any Loan Party which is Precious Metals, valued at the Market Value thereof, which (i) would constitute Hedged Inventory (and Eligible Precious Metals), but for clause (d) of the definition of Eligible Precious Metals, (ii) is subject to the first priority perfected security interest granted to Agent on behalf of the Lenders, (iii) is subject to a consignment memorandum issued by the applicable Loan Party upon shipment to an Eligible Consignee and has been in the possession of such Eligible Consignee for less than thirty (30) days from the invoice date and (iv) has been delivered to an Eligible Consignee on terms and conditions satisfactory to Agent, provided that:

57.
the applicable Loan Party shall have duly filed with the proper filing office a UCC financing statement naming such Eligible Consignee as debtor and the Borrower or the applicable Loan Party as secured party which filing shall be sufficient to perfect the Borrower’s or the applicable Loan Party’s interest in such inventory under the Uniform Commercial Code of the applicable jurisdiction;
58.
no Person (other than such Eligible Consignee, the Borrower, any other Loan Party, Agent, and any party to a Metals Lease Intercreditor Agreement) shall have any Lien on or interest in such Precious Metals, except with the prior written consent of Agent, and the Borrower shall have obtained a recent Lien search evidencing compliance with the foregoing requirement;
59.
if requested by Agent, the Borrower shall have filed an assignment in favor of Agent of the UCC financing statement referred to in clause (a) above;
60.
such Eligible Consignee shall have executed a consent to the grant by the applicable Loan Party to Agent of a perfected Lien on such inventory in form and substance satisfactory to Agent including, without limitation, the Eligible Consignee’s agreement to comply with any directions given by Agent with respect to such Precious Metals and the consignment thereof;

61.
upon such Eligible Consignee’s obtaining title to such Precious Metals under the terms of the consignment agreement with the applicable Loan Party, an Eligible Trade Receivable will arise;
62.
such Precious Metals shall be held at premises owned or leased by such Eligible Consignee in the United States, or such Precious Metals shall be Eligible Foreign Consigned Inventory; and
63.
Eligible Consigned Inventory included in the Borrowing Base at any time shall not exceed (x) for each Eligible Consignee, the limit set forth on Schedule 1.1G across from such Eligible Consignee or (y) $20,000,000 in the aggregate (in each case (under clauses (x) and (y)), before giving effect to the applicable advance rate).

“Eligible Consignee” means each Person set forth on Schedule 1.1G which may from time to time be in possession of Eligible Precious Metals of any Loan Party, which Eligible Precious Metals have been delivered by the applicable Loan Party to such Person on a consignment basis.

“Eligible Foreign Consigned Inventory” means, at the time of any determination thereof, Inventory of the Borrower which is Precious Metals located outside the United States, valued at the Market Value thereof, which (i) would constitute Hedged Inventory (and Eligible Precious Metals), but for clause (d) of the definition of Eligible Precious Metals, (ii) is subject to the first priority perfected security interest granted to Agent on behalf of the Lenders, (iii) is subject to a consignment memorandum issued by the Borrower upon shipment to an Eligible Consignee and has been in the possession of such Eligible Consignee for less than thirty (30) days from the invoice date and (iv) has been delivered to an Eligible Consignee on terms and conditions satisfactory to Agent, provided that:

64.
no Person (other than such Eligible Consignee, the Borrower, Agent, and any party to a Metals Lease Intercreditor Agreement) shall have any Lien on or interest in such Precious Metals, except with the prior written consent of Agent, and the Borrower shall have obtained a recent Lien search (if applicable) evidencing compliance with the foregoing requirement;
65.
such Eligible Consignee shall have executed a consent to the grant by the Borrower to Agent of a perfected Lien on such Inventory in form and substance satisfactory to Agent including, without limitation, the Eligible Consignee’s agreement to comply with any directions given by Agent with respect to such Precious Metals and the consignment thereof;
66.
upon such Eligible Consignee’s obtaining title to such Precious Metals under the terms of the consignment agreement with the Borrower, an Eligible Trade Receivable will arise; and
67.
such filings and recordings shall have been made by the Borrower against the applicable Eligible Consignee (and, if requested by Agent, assigned to Agent) and such other documentation and steps shall have been obtained and taken, respectively, as Agent shall require in its sole discretion, in consultation with local counsel to Agent in the applicable jurisdiction, and the Borrower shall have delivered to Agent and the Lenders an opinion or opinions of counsel to the Borrower (or, if Agent shall agree, counsel to Agent) licensed to practice in the applicable jurisdiction as to the attachment, perfection and priority of Agent’s security interest in the Eligible Foreign Consigned Inventory, and any other matters reasonably requested by Agent.

“Eligible Forward Contract” means a Forward Contract between any Loan Party and an Approved Counterparty, subject to a first priority perfected Lien in favor of Agent.

“Eligible Numismatic Inventory” means, at the time of any determination thereof, Numismatic Inventory of any Loan Party, valued at the lower of cost or of net realizable value (net of such Reserves and allowances as Agent deems necessary in its Permitted Discretion), determined on a basis consistent with the valuations delivered to Agent by Spectrum prior to the Restatement Effective Date, which meets each of the following requirements:

68.
it (i) is subject to a perfected, first priority Lien in favor of Agent and (ii) is not subject to any other assignment, claim or Lien (other than Permitted Liens);
69.
it is salable and not Slow Moving Inventory, obsolete or discontinued;
70.
it is in the possession and control of Spectrum, or any other Loan Party, and it is stored and held in (i) facilities owned by Spectrum or any other Loan Party or (ii) an Approved Depository that has entered into, and is in compliance with the terms of, a Depository Letter or a Depository Agreement; provided, that the aggregate value of Eligible Numismatic Inventory included in the Borrowing Base at any time (after giving effect to the applicable advance rate) which is located at each Approved Depository shall not exceed the limit set forth across from such depository’s name on Schedule 1.1B hereto;
71.
it is not Inventory produced in violation of the Fair Labor Standards Act and subject to the “hot goods”

provisions contained in Title 29 U.S.C. §215 (as amended from time to time or any successor statute);
72.
it is not subject to any agreement or license which would restrict Agent’s ability to sell or otherwise dispose of such Inventory;
73.
it is located in the United States or in any territory or possession of the United States that has adopted Article 9 of the Uniform Commercial Code;
74.
it is not subject to any Lien in favor of Collateral Finance Corporation;
75.
it is not “work-in-progress” Inventory;
76.
it is not supply items or packaging;
77.
it is not identified to any purchase order or contract to the extent progress or advance payments are received with respect to such Inventory;
78.
it does not breach in any material respect any of the representations, warranties or covenants pertaining to Inventory set forth in the Loan Documents;
79.
it is not Inventory or goods that are custom items, or goods that constitute spare parts, supplies used or consumed in any Loan Party’s business, bill and hold goods, or defective goods;
80.
it is not subject to a contra account or an allowance or credit that may be paid to any other person in the future (including, accrued reserves for sales development for distributors and re-sellers, co-op and marketing allowances, sales return allowances and other “volume” rebates);
81.
it has not been purchased by an Ownership Based Financing Counterparty pursuant to an Ownership Based Financing; and
82.
Agent shall not have determined in its Permitted Discretion that it is unacceptable due to age, type, category, quality, quantity and/or any other reason whatsoever.

Numismatic Inventory which is at any time Eligible Numismatic Inventory, but which subsequently fails to meet any of the foregoing requirements shall forthwith cease to be Eligible Numismatic Inventory for so long as such Numismatic Inventory fails to meet the foregoing requirements. In no event shall the aggregate value of Eligible Numismatic Inventory included in the Borrowing Base at any time (after giving effect to the applicable advance rate) exceed ten percent (10%) of the Revolving Commitment.

“Eligible Precious Metals” means Inventory of any Loan Party which is Precious Metals that complies with each of the representations and warranties respecting Inventory consisting of Precious Metals made in this Agreement or the other the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by the Agent in its Permitted Discretion to address the results of any field examination or appraisal performed by Agent from time to time after the Restatement Effective Date. An item of Inventory consisting of Precious Metals shall not qualify as Eligible Precious Metals if:

83.
it is not owned by a Loan Party;
84.
it is commingled with the property of any other Person;
85.
it is not currently saleable in the ordinary course of the Borrower’s or any other Loan Party’s business without any notice to, or consent of, any Governmental Authority, and does not comply with all standards of any Governmental Authority;
86.
it has been shipped or delivered to a customer on consignment, a sale or return basis, or on the basis of any similar understanding;
87.
it is located outside of the United States and the Foreign Collateral Lien Procedures have not been satisfied; or
88.
it is evidenced by (i) negotiable documents or title which are not endorsed in blank or to the order of Agent and in the possession of Agent or (ii) non-negotiable documents of title which are not issued in Agent’s name and in the possession of Agent.

Any Inventory consisting of Precious Metals which at any time qualifies as Eligible Precious Metals, but which subsequently satisfies any of the foregoing exclusion criteria, shall forthwith cease to be Eligible Precious Metals until such time as such Inventory consisting of Precious Metals no longer satisfies any of the foregoing exclusion criteria. Without limitation of the foregoing, Precious Metals owned by the Borrower which are subject to an agreement under which the counterparty thereto has the right to require the Borrower to re-sell such Precious Metals to such counterparty (a “Repo”) shall not be disqualified as Eligible Precious Metals solely because of such arrangement. For the avoidance of doubt (i) Precious Metals subject to Metals Leases shall not be Eligible Precious Metals and (ii) Precious Metals shall in no event include any Precious Metals which are subject to Liabilities on Borrowed Metals.

“Eligible Stack’s Auction Advance” means (i) each Stack’s Auction Advance in the original principal amount of less than $1,000,000 that is evidenced by duly executed Stack’s Auction Advance Documents that have been made available to Agent upon written request therefore, and (ii) each Stack’s Auction Advance in an original principal amount equal to or greater than $1,000,000 as to which Agent has received a duly executed Stack’s Auction Advance Assignment and Borrower Assignment (or, in respect of such documents delivered on the Restatement Effective Date, copies thereof with the originally executed documents to be delivered to Agent promptly thereafter), a duly executed Stack’s Auction Advance Allonge, a UCC-1 Financing Statement filed by SBG Finance naming SBG Finance as secured party and the applicable Stack’s Auction Advance Consignor as debtor, and, upon request by Agent, copies of the related Stack’s Auction Advance Documents, in form, scope and substance acceptable to Agent, which deliveries shall have been certified by an authorized officer of SBG Finance and an authorized officer of the Borrower as being true and complete copies and are otherwise acceptable to Agent, provided, in no event shall a Stack’s Auction Advance be deemed an Eligible Stack’s Auction Advance:

89.
to the extent that the principal amount of such Stack’s Auction Advance, together with the aggregate principal amount of all other outstanding Stack’s Auction Advances made to the same Stack’s Auction Advance Consignor, exceeds $5,000,000 (before giving effect to the applicable advance rate);
90.
if such Stack’s Auction Advance is not in compliance with any of the laws and regulations of the State of California, including, but not limited to those pertaining to usury and the licensing of SBG Finance as a licensed lender;
91.
if the term of such Stack’s Auction Advance is more than 364 days from the date such Stack’s Auction Advance was made or if such Stack’s Auction Advance is payable on demand;
92.
if any material provision of any Stack’s Auction Advance Document in respect of such Stack’s Auction Advance is not valid, binding and enforceable, on and against the applicable Stack’s Auction Advance Consignor;
93.
(i) if Agent’s security interest in the applicable Stack’s Auction Advance Documents is not a valid and perfected first priority Lien in favor of Agent, or (ii) in the case of any Stack’s Auction Advance in the original principal amount equal to or greater than $1,000,000, if Agent’s security interest in the applicable Stack’s Auction Advance Collateral is not a valid and perfected first priority Lien in favor of Agent;
94.
if the Stack’s Auction Advance Consignor of such Stack’s Auction Advance or SBG Finance shall have any defense, setoff or other claim or right to reduce the amount payable under the applicable Stack’s Auction Advance Documents or SBG Finance’s obligations to the Borrower;
95.
if any payment default or bankruptcy default under the applicable Stack’s Auction Advance Documents shall have occurred with respect to the applicable Stack’s Auction Advance Consignor or SBG Finance;
96.
the Stack’s Auction Advance Collateral for such Stack’s Auction Advance is not held at a CFC Approved Depository which has executed a Depository Letter under which Agent shall have the right to take exclusive control over such Stack’s Auction Advance Collateral;
97.
the Borrower or SBG Finance shall have granted (or suffered to exist), a Lien in, or assigned to any Person (other than Agent on behalf of the Lenders and, in respect of SBG Finance, to the Borrower), any of its rights in such Stack’s Auction Advance or any related Stack’s Auction Advance Collateral, Stack’s Auction Advance Note or other Stack’s Auction Advance Documents;
98.
if the applicable Stack’s Auction Advance Documents constituting chattel paper do not contain a legend indicating Agent’s Lien, in form and substance reasonably satisfactory to Agent; or
99.
if the Stack’s Auction Advance Consignor of such Stack’s Auction Advance is an Affiliate of a Loan Party.

provided, that the principal amount outstanding under all Eligible Stack’s Auction Advances included in the Borrowing Base as of any date of determination shall not as of such date exceed an amount equal to (x) $5,000,000 (before giving effect to the applicable advance rate), (y) in respect of each such Eligible Stack’s Auction Advances secured by Numismatic Collateral, 75% of the Appraisal Value of such Numismatic Collateral, and (z) in respect of such Eligible Stack’s Auction Advances secured by Semi-Numismatic Collateral, 85% of the Appraisal Value of such Semi-Numismatic Collateral.

“Eligible Supplier Advance” means, at any date of calculation thereof, the funds (or the Market Value of Precious Metals) advanced by any Loan Party within the previous thirty (30) Business Days to any Approved Counterparty or any other supplier of Precious Metals to the Loan Parties which is not an Approved Counterparty (each such other supplier, an “Other Supplier”) in payment for Precious Metals which are in the process of shipment or which have been received by a Loan Party at an Approved Depository but which have not yet been assayed or certified by the Loan Parties, provided that (i) the aggregate total amount of Eligible Supplier Advances made to each Approved Counterparty that are included in the Borrowing Base at any one time (before giving effect to the applicable advance rate) when added to (x) all Eligible Trade Receivables owing by such Approved Counterparty (and its Affiliates) which are included in the Borrowing Base at such time (before giving effect to the applicable advance rate), (y) all Excess Margin Deposits held by such Approved Counterparty (and its Affiliates) which are included in the Borrowing Base at such time (before giving effect to the applicable advance rate) and (z) all Net Forward Unrealized Profit attributable to such Approved Counterparty (and its Affiliates) which is included in the Borrowing Base at such time (before giving effect to the applicable advance rate), shall not exceed the amount set forth across from such Approved Counterparty’s name on Schedule 1.1A, (ii) Eligible Supplier Advances shall not be included in the Borrowing Base if (x) made to a counterparty to which any Loan Party owes any Debt or trade payables, which Debt or trade payables are not supported by a letter of credit issued (by an issuer reasonably acceptable to Agent) for the benefit of the applicable counterparty or a prepayment, cash collateral or other form of adequate collateral or security provided to the applicable counterparty, to the extent of the amount of such Debt or trade payables or (y) any portion thereof is the subject of any dispute, offset, counterclaim, reduction, adjustment or other claim or defense on the part of the applicable counterparty or to any claim on the part of the applicable counterparty denying payment liability for such Eligible Supplier Advance (including, without limitation, any right of offset (whether by contract, law or otherwise) relating to the amount of all liabilities and obligations of the Loan Parties to the applicable counterparty, mark-to-market losses on forward, derivatives and other contracts with (including, without limitation, the Unrealized Profit in respect of) such counterparty, formal netting arrangements with such counterparty and exchange payables owing to such counterparty), which dispute, offset, counterclaim, reduction, adjustment or other claim or defense is not supported by a letter of credit issued (by an issuer reasonably acceptable to Agent) for the benefit of the applicable counterparty or a prepayment, cash collateral or other form of adequate collateral or security provided to the applicable counterparty, to the extent of such dispute, offset, counterclaim, reduction, adjustment or other claim or defense, (iii) the aggregate total amount of Eligible Supplier Advances made to each Other Supplier that are included in the Borrowing Base at any one time (before giving effect to the applicable advance rate) when added to all Eligible Trade Receivables owing by such Other Supplier (and its Affiliates) which are included in the Borrowing Base at such time (before giving effect to the applicable advance rate), shall not exceed $5,000,000 in the aggregate or $1,000,000 per Other Supplier, and (iv) the aggregate amount of Eligible Supplier Advances included in the Borrowing Base at any time (other than Eligible Supplier Advances made to the U.S. Mint) shall not exceed $30,000,000 (before giving effect to the applicable advance rate). Negative balances in Open Spot Deferred Positions on the books of the Borrower and the other Loan Parties shall in no event be netted against Eligible Supplier Advances made to the U.S. Mint.

“Eligible Trade Receivables” means, as at any date, all Accounts of each Loan Party that comply with each of the representations and warranties respecting Eligible Trade Receivables in the Loan Documents and that are not excluded as ineligible by virtue of the failure to satisfy any of the requirements set forth below, provided, that such criteria may be revised from time to time by the Agent in its Permitted Discretion to address the results of any field examination performed by (or on behalf of) Agent from time to time after the Restatement Effective Date. In determining the amount to be included, Eligible Trade Receivables shall be calculated net of customer deposits, unapplied cash, taxes, discounts, credits, allowances, rebates, advertising charges, finance charges, or service charges. An Account shall be an Eligible Trade Receivable only if it satisfies each of the following requirements:

100.
it arises in the ordinary course of business of the Borrower or any other Loan Party and is evidenced by proper entries in the Borrower’s or any other Loan Party’s accounting records;
101.
it is valid, legally enforceable and binding on the applicable Account Debtor;

102.
it is subject to a first priority perfected Lien in favor of Agent on behalf of the Lenders and is not subject to any other Lien;
103.
it has a due date that corresponds with customary industry practice and is not more than thirty (30) Business Days from the invoice date, and not overdue;
104.
it is not due from an Affiliate (other than a Special Affiliate);
105.
the applicable Loan Party has the full and unqualified right to assign and grant a Lien in such Account as security for Obligations;
106.
such Account is evidenced by an invoice rendered to the applicable Account Debtor and is not evidenced by any instrument or chattel paper;
107.
such Account arises from the sale of goods which have been shipped or delivered to the applicable Account Debtor or to shipping address(es) designated by such Account Debtor;
108.
with respect to such Account, the applicable Account Debtor is incorporated or primarily conducting business in the United States, other than mints or other counterparties to which the Borrower sells in the ordinary course of its business, so long as such mints or counterparties shall have been approved in writing by Agent;
109.
such Account is not owing by an Account Debtor with respect to which 10% or more of the aggregate balance of all Accounts owing by such Account Debtor does not comply with the requirements in clause (d) above, excluding such Account Debtors that shall have been approved in writing by the Agent;
110.
in the event any Loan Party is indebted in any manner to the applicable Account Debtor, only the excess of the applicable Account over the amount owed by the Loan Parties to the Account Debtor shall be included as an Eligible Trade Receivable;
111.
such Account is not subject to the Assignment of Claims Act of 1940, as amended (31 U.S.C.

Section 3727) unless the applicable Loan Party has complied in all respects with the provisions of such Act;
112.
without limitation of the immediately preceding sentence of this definition, such Account shall not be included in Eligible Trade Receivables if (i) owing from an Account Debtor to which any Loan Party owes any Debt or trade payables, which Debt or trade payables are not supported by a letter of credit issued (by an issuer reasonably acceptable to Agent) for the benefit of the applicable Account Debtor or a prepayment, cash collateral or other form of adequate collateral or security provided to the applicable Account Debtor, to the extent of the amount of such Debt or trade payables or (ii) any portion thereof is the subject of any dispute, offset, counterclaim, reduction, adjustment or other claim or defense on the part of the applicable account debtor or to any claim on the part of the Account Debtor denying payment liability under such Account (including, without limitation, any right of offset (whether by contract, law or otherwise) relating to the amount of all liabilities and obligations of the Loan Parties to the applicable Account Debtor, mark-to-market losses on forward, derivatives and other contracts with (including, without limitation, the unrealized profits in respect of) such Account Debtor, formal netting arrangements with such Account Debtor and exchange payables owing to such Account Debtor), which dispute, offset, counterclaim, reduction, adjustment or other claim or defense is not supported by a letter of credit issued (by an issuer reasonably acceptable to Agent) for the benefit of the applicable Account Debtor or a prepayment, cash collateral or other form of adequate collateral or security provided to the applicable Account Debtor, to the extent of such dispute, offset, counterclaim, reduction, adjustment or other claim or defense;
113.
such Account, when added to all other Accounts owing from the same Account Debtor (and its Affiliates) that are included in the Borrowing Base at any time and all Eligible Supplier Advances made to such Account Debtor (and its Affiliates) that are included in the Borrowing Base at such time, does not exceed $7,500,000 (before giving effect to the applicable advance rate), unless such Account Debtor is an Approved Counterparty in which case such Account, when added to (i) all other Accounts owing from the same Approved Counterparty (and its Affiliates) that are included in the Borrowing Base at such time (before giving effect to the applicable advance rate), (ii) all Eligible Supplier Advances made to such Approved Counterparty which are included in the Borrowing Base at such time (before giving effect to the applicable advance rate), (iii) all Excess Margin Deposits held by such Approved Counterparty (and its Affiliates) which are included in the Borrowing Base at such time (before giving effect to the applicable advance rate) and (iv) all Net Forward Unrealized Profit attributable to such Approved Counterparty (and its Affiliates) which is included in the Borrowing Base at such time (before giving effect to the applicable advance rate), does not exceed the limit set forth across from the name of such Approved Counterparty on Schedule 1.1A hereto;
114.
there is no bankruptcy, insolvency or liquidation proceeding pending by or against the Account Debtor with respect thereto; and
115.
such Account shall not be included in Eligible Trade Receivables if it is subject to a Permitted Receivables Purchase Agreement or has been disposed of pursuant to a Permitted Receivables Disposition.

Negative balances in Open Spot Deferred Positions on the books of the Borrower and the other Loan Parties shall in no event be netted against Eligible Trade Receivables owing by the U.S. Mint.

“English Law Security Agreement” means the Security Agreement which is governed by the laws of England between the Borrower as “Chargor” and Agent on behalf of the Lenders as “Agent”, in form and substance reasonably acceptable to Agent.

“Environmental Claims” means all claims, contingent or otherwise, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility, directly or indirectly, for violation of any Environmental Law, or for release or injury to the environment.

“Environmental Laws” means all present or future federal, state local and foreign laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative or judicial orders, consent agreements, directed duties, requests, licenses, decrees, concessions, grants, franchises, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to any matter arising out of or relating to public health and safety, or pollution or protection of the environment or workplace, including those related to Hazardous Substances, air emissions, discharges to waste or public systems and health and safety matters.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” means any of the events described in Section 13.1.

“Excess Availability” means, as of any date of determination, the difference between Revolving Loan Availability and Revolving Outstandings.

“Excess Margin Deposits” means the amount by which the aggregate amount of cash collateral deposited by any Loan Party with any Approved Counterparty under an Eligible Forward Contract (excluding cash received by such Approved Counterparty which represents prepayments by the applicable Loan Party), exceeds the amount of all obligations of the Loan Parties owing to such Approved Counterparty, to the extent resulting in a net amount owing to a Loan Party, provided, that (i) such Approved Counterparty shall be contractually obligated to return such Excess Margin Deposits to the applicable Loan Party, (ii) the applicable Loan Party’s right to receive payment of such Excess Margin Deposits is subject to a first priority perfected Lien in favor of Agent on behalf of the Lenders and no other Lien, (iii) the applicable Loan Party has the full and unqualified right to assign and grant a Lien in its right to receive payment of such Excess Margin Deposits as security for Obligations, (iv) the applicable Loan Party’s right to receive payment of such Excess Margin Deposits shall not be included as an Account or any other category in the Borrowing Base, (v) such Excess Margin Deposits shall not be included in the Borrowing Base if (x) held by an Approved Counterparty to which any Loan Party owes any Debt or trade payables, which Debt or trade payables are not supported by a letter of credit issued (by an issuer reasonably acceptable to Agent) for the benefit of the applicable Approved Counterparty or a prepayment, cash collateral or other form of adequate collateral or security provided to the applicable Approved Counterparty, to the extent of such Debt or trade payables or (y) any portion thereof is the subject of any dispute, offset, counterclaim, reduction, adjustment or other claim or defense on the part of the applicable Approved Counterparty or to any claim on the part of the applicable Approved Counterparty denying payment liability under such Excess Margin Deposits (including, without limitation, any right of offset (whether by contract, law or otherwise) relating to the amount of all liabilities and obligations of the Loan Parties to the applicable Approved Counterparty, mark-to-market losses on forward, derivatives and other contracts with (including, without limitation, the Unrealized Profit in respect of) such Approved Counterparty, formal netting arrangements with such Approved Counterparty and exchange payables owing to such Approved Counterparty), which dispute, offset, counterclaim, reduction, adjustment or other claim or defense is not supported by a letter of credit issued (by an issuer reasonably acceptable to Agent) for the benefit of the applicable Approved Counterparty or a prepayment, cash collateral or other form of adequate collateral or security provided to the applicable Approved Counterparty, to the extent of such dispute, offset, counterclaim, reduction, adjustment or other claim or defense; and (vi) the aggregate total amount of Excess Margin Deposits held by each Approved Counterparty that is included in the Borrowing Base at any one time (before giving effect to the applicable advance rate) when added to (x) all Eligible Trade Receivables owing by such Approved Counterparty (and its Affiliates) which are included in the Borrowing Base at such time (before giving effect to the applicable advance rate), (y) all Eligible Supplier Advances made to such Approved Counterparty (and its Affiliates) which are included in the Borrowing Base at such time (before giving effect to the applicable advance rate) and (z) all Net Forward Unrealized Profit attributable to such Approved Counterparty (and its Affiliates) which is included in the Borrowing Base at such time (before giving effect to the applicable advance rate), shall not exceed the amount set forth across from such Approved Counterparty’s name on Schedule 1.1A.

“Exchange Act” means Securities Exchange Act of 1934 (15 U.S.C. § 78a et seq), as amended from time to time and any successor statute.

“Excluded Subsidiaries” means on any date of determination, any Subsidiary of Borrower designated by Borrower as an Excluded Subsidiary that does not at any time account for, individually 7.5% or more, or in the aggregate with all other Excluded Subsidiaries, 12.5% or more, of revenue attributable to the Borrower and its Subsidiaries measured as of the last day of the most recently ended Fiscal Quarter with respect to which financial statements have been delivered to Agent hereunder. If at any time a Subsidiary that is designated by Borrower as an Excluded Subsidiary fails to satisfy any of the requirements set forth in the immediately preceding sentence, then within thirty (30) days after Borrower delivers (or is required to deliver) its Compliance Certificate pursuant to Section 10.1(c) for the period in which an Excluded Subsidiary no longer satisfied the above conditions for designation as an Excluded Subsidiary (or such later date as agreed by Agent in its Permitted Discretion), Borrower shall and shall cause such Subsidiary to comply with Section 10.9. As of the First Amendment Effective Date, the following Subsidiaries shall be Excluded Subsidiaries: (a) A-Mark Trading AG, (b) CyberMetals, (c) AM/LPM Ventures, (d) Silver Gold Bull, (e) Spectrum Wine Auctions, (f) Market Place Partners, (g) SGI France, (h) Stack’s-Bowers Ponterio, (i) SBN Denmark ApS, (j) LPM Group (Hong Kong), (k) LPM (Shenzhen), (l) Precious Metals Purchasing Partners LLC and (m) Long Beach Expo, LLC.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to the Applicable Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment made at the request of any Loan Party) or (ii) such Lender changes its lending office (other than change in lending office made at the request of any Loan Party), except in each case to the extent that, pursuant to Section 7.9, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) United States federal withholding Taxes that would not have been imposed but for such Recipient’s failure to comply with Section 7.9(iv) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Exempt Accounts” means (a) accounts used solely for payroll and payroll taxes, (b) trust and other employee benefit accounts (including accounts for taxes required to be collected, remitted, or withheld) (which contain, with respect to the foregoing clauses (a) and (b), only such funds as are reasonably necessary to meet the Loan Parties’ and their Subsidiaries’ actual payroll or payroll tax and employee benefit obligations), (c) petty cash and other accounts so long as the amounts on deposit in such accounts do not exceed $500,000 in the aggregate at any one time, (d) zero balance accounts, (e) subject to Section 10.10, accounts located outside of the United States in the name of or for the benefit of Foreign Subsidiaries, and (f) any Loan Party’s HSBC Accounts.

“Existing Facilities” is defined in Section 2.2(e)(ii).

“Extraordinary Receipts” means any cash or Cash Equivalents received by or paid to or for the account of any Loan Party not in the ordinary course of business including without limitation amounts received in respect of foreign, United States, state or local tax refunds, purchase price adjustments, indemnification payments, and pension plan reversions; provided, that Extraordinary Receipts shall not include indemnification payments received by any Loan Party pertaining to any Acquisition to the extent that the amounts received are applied (within 180 days of receipt) for the purpose of remedying the condition giving rise to the claim for indemnification.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor or version that is substantially compatible and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into by the United States pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.

“FCPA” is defined in Section 9.22(d).

“Federal Funds Rate” means, for any day, a fluctuating interest rate equal for each day during such period to the greater of (a) the rate calculated by the Federal Reserve Bank of New York based on such day’s Federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the Federal funds effective rate and (b) 0%, or, if such rate is not so published for any day which is a Business Day, the rate determined by Agent in its discretion. Agent’s determination of such rate shall be binding and conclusive absent manifest error.

“First Amendment” means the First Amendment to Amended and Restated Credit Agreement by and among the Borrower, the other Loan Parties party thereto, the Agent and the Lenders party thereto, dated as of the First Amendment Effective Date.

“First Amendment Effective Date” is defined in the First Amendment.

“Fiscal Quarter” means a fiscal quarter of a Fiscal Year.

“Fiscal Year” means the fiscal year of Borrower and its Subsidiaries, which period shall be the 12-month period ending on June 30 of each year.

“Fixed Charge Coverage Ratio” means, for any Computation Period, the ratio of (a) the total for such period of (i) EBITDA minus (ii) the sum of income taxes paid or payable in cash by the Loan Parties net of any income tax refunds to the extent paid in cash, minus (iii) dividends or distributions of cash paid to the holders of Capital Securities in any Loan Party, excluding cash payments made in respect of discretionary distributions permitted to be made pursuant to Section 11.4(ii), minus (iv) all unfinanced Capital Expenditures, minus (v) all cash redemptions and repurchases of Capital Securities in any Loan Party, excluding cash redemptions and repurchases permitted to be made pursuant to Section 11.4(iii) to (b) the sum for such period of (i) cash Interest Expense, plus (ii) required payments of principal of Funded Debt (excluding the Revolving Loans), plus (iii) to the extent not included in Interest Expense, fees paid in connection with any Repo arrangement including any Permitted Secured Metals Leases and the CIBC Permitted Metals Loan Agreement, plus (iv) to the extent not included in Interest Expense, fees paid in connection with any Unsecured Metals Leases, plus (v) to the extent not included in Interest Expense, fees paid in connection with any Ownership Based Financing, as calculated in accordance with Exhibit B, attached hereto.

“Floor” means a rate of interest equal to 0%.

“Foreign Approved Depositories” means any of the foreign depository institutions or vault facilities listed on Schedule 1.1C hereto, which list and/or the limits set forth thereon, as applicable, may be amended from time to time with the prior written approval of Agent, provided that any such amendment shall only become effective if the same is not objected to in writing by the Required Lenders and delivered to Agent within fifteen (15) calendar days after Agent provides written notice to the Lenders thereof, provided further that each such depository institution or vault facility, as applicable, shall be a Foreign Approved Depository only to the extent of the Borrower’s insurance coverage at such location.

“Foreign Collateral Lien Procedures” means in respect of Precious Metals located outside the United States:

116.
the Borrower shall have delivered to Agent and the Lenders (i) a duly executed security agreement governed by the laws of the jurisdiction in which such Precious Metals are located, and (ii) if requested by Agent, (x) written evidence that the applicable depository shall have been notified of and shall have acknowledged in writing Agent’s first priority Lien in the Precious Metals held by such depository, (y) an agreement duly executed by the applicable depository requiring, among other things, such depository to comply with directions of Agent upon notice from Agent and/or (z) other documentation requested by Agent in its sole discretion as may be necessary or advisable to provide a first priority perfected Lien (or the equivalent under local law) in the relevant Precious Metals located at such depository;
117.
the Borrower shall have delivered to Agent evidence of the filing with all necessary Governmental Authorities of financing statements and other registrations of pledge or Lien which may be requested by Agent in its sole discretion; and
118.
if requested by Agent, the Borrower shall have delivered to Agent and the Lenders an opinion or opinions of counsel to the Borrower (or, if Agent shall agree, counsel to Agent) licensed to practice in the jurisdiction in which such depository is located opining as to the attachment, perfection and priority of the related security interest and any other matters reasonably requested by Agent.

“Foreign Material” shall mean Confirmed Material held at a Foreign Approved Depository, in respect of which (other than HSBC London Inventory) the Foreign Collateral Lien Procedures shall have been satisfied, provided, that the aggregate Market Value of Foreign Material included in the Borrowing Base at any time (before giving effect to the applicable advance rate) which is located at each Foreign Approved Depository shall not exceed the limit set forth across from such depository’s name on Schedule 1.1C hereto.

“Foreign Subsidiary” means, (a) as of the Restatement Effective Date, each of A-Mark Trading AG, SGI France, Stack’s-Bowers Ponterio, SBN Denmark ApS, LPM Group (Hong Kong), LPM

(Shenzhen), AM LPM Singapore and AM Precious Metals Singapore and, (b) from and after the Restatement Effective Date, includes any other any Subsidiary that is not a Domestic Subsidiary.

“Forward Contract” means a contract (which is not held in any Broker Account) to which any Loan Party is a party, for the purchase or sale by the applicable Loan Party of Precious Metals, at a stated price and at a future date, no later than one year after the date the contract is signed.

“FRB” means the Board of Governors of the Federal Reserve System or any successor thereto.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any Issuing Lender, such Defaulting Lender’s Pro Rata Share of the outstanding Letter of Credit Obligations with respect to Letters of Credit issued by such Issuing Lender other than Letter of Credit Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to any Swing Line Lender, such Defaulting Lender’s Pro Rata Share of outstanding Swing Line Loans made by such Swing Line Lender other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders.

“Fund” means any Person (other than a natural Person) that is (or will be) primarily engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Funded Debt” means, as to any Person, all Debt of such Person that matures more than one year from the date of its creation (or is renewable or extendible, at the option of such Person, to a date more than one year from such date); provided that, any lease of real property shall not qualify as Funded Debt.

“GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) and the Securities and Exchange Commission, which are applicable to the circumstances as of the date of determination.

“German Security Agreement” means the Security Transfer Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time), between the Borrower as “Transferor”, and Agent as “Transferee”.

“Gold Price Group” means GOLD PRICE GROUP, INC., a Delaware corporation.

“Goldline” means GOLDLINE, INC., a Delaware corporation.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Group” is defined in Section 2.2(a).

“Guaranty and Collateral Agreement” means the Amended and Restated Guaranty and Collateral Agreement dated as of the Restatement Effective Date executed and delivered by the Loan

Parties, together with any joinders thereto and any other guaranty and collateral agreement executed by a Loan Party, in each case in form and substance satisfactory to Agent.

“Hazardous Substances” means hazardous waste, hazardous substance, pollutant, contaminant, toxic substance, oil, hazardous material, chemical or other substance regulated by or with respect to which liability or standards of conduct are imposed pursuant to any Environmental Law.

“Hedged Inventory” means all Eligible Precious Metals owned by any Loan Party which have been hedged by the applicable Loan Party in accordance with its risk management policies with (i) futures contracts carried in a Broker Account or (ii) Eligible Forward Contracts with a fixed price and a delivery date of not more than one (1) year and with a counterparty that has not been objected to by Agent or any of the Required Lenders.

“Hedging Agreement” means any bank underwritten cash and/or derivative financial instrument including, but not limited to, any interest rate, currency or commodity swap agreement, cap agreement, collar agreement, spot foreign exchange, forward foreign exchange, foreign exchange option (or series of options) and any other agreement or arrangement designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices.

“Hedging Obligation” means, with respect to any Person, any liability of such Person under any Hedging Agreement.

“Hong Kong Security Agreement” means the Debenture, dated as of June 24, 2024 (as amended, supplemented or otherwise modified from time to time), between the Borrower as “chargor”, and Agent.

“HSBC Accounts” means the Borrower’s or any other Loan Party’s operating accounts maintained at HSBC, as described with specificity on Schedule 6 to the Guaranty and Collateral Agreement.

“HSBC London Inventory” means Inventory of the Borrower which is Precious Metals maintained by, or credited to an account of the Borrower maintained by, HSBC Bank Plc, 8 Canada Square, London, United Kingdom E145HQ, which is subject to no Liens other than the Liens of HSBC Bank Plc and Agent, provided, that the amount of HSBC London Inventory included in the Borrowing Base at any time shall be reduced by the amount of all Debt and other obligations owing by the Borrower to HSBC Bank Plc and/or HSBC Bank USA, National Association.

“Incremental Assumption Agreement” means an Incremental Assumption Agreement among, and in form and substance reasonably acceptable to, Borrower, Agent and any new Lender providing a portion of the Incremental Facility.

“Incremental Facility” is defined in Section 2.2(e).

“Incremental Revolving Loan” is defined in Section 2.2(e).

“Indemnified Liabilities” is defined in Section 15.17.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by, or on account of any obligation of, any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Interest Expense” means for any period the consolidated interest expense of Borrower and its Subsidiaries for such period (including all imputed interest on Capital Leases).

“Inventory” is defined in the Guaranty and Collateral Agreement.

“Investment” means, with respect to any Person, any direct or indirect acquisition or investment in another Person, whether by acquisition of any debt or Capital Security, by making any loan or advance, by becoming obligated with respect to a Contingent Liability in respect of obligations of such other Person (other than travel and similar advances to employees in the ordinary course of business) or by making an Acquisition. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment; provided that such Investments shall be reduced by the amount of any cash dividends or distributions on equity or returns on capital (but, in each case, only to the extent actually received in cash) received by such Person with respect to that particular Investment.

“ISDA Master Agreement” means a standard master services agreement published by the International Swaps and Derivatives Association.

“Issuing Lender” means CIBC Bank USA, in its capacity as the issuer of Letters of Credit hereunder, or any Affiliate of CIBC Bank USA that may from time to time issue Letters of Credit, or any other financial institution that may cause to issue Letters of Credit for the account of Borrower, and their successors and assigns in such capacity, provided that such Lender has agreed to be an Issuing Lender.

“JM Bullion” means JM BULLION, Inc., a Delaware corporation.

“L/C Application” means, with respect to any request for the issuance of a Letter of Credit, a letter of credit application in the form being used by an Issuing Lender at the time of such request for the type of letter of credit requested.

“L/C Fee Rate” means 2.25%.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes, including the interpretation or administration thereof having the force of law.

“Lender” is defined in the preamble of this Agreement. References to the “Lenders” shall include the Issuing Lenders; for purposes of clarification only, to the extent that CIBC Bank USA (or any successor Issuing Lender) may have any rights or obligations in addition to those of the other Lenders due to its status as Issuing Lender, its status as such will be specifically referenced. In addition to the foregoing, for the purpose of identifying the Persons entitled to share in the Collateral and the proceeds thereof under, and in accordance with the provisions of, this Agreement and the Collateral Documents, the term “Lender” shall include Affiliates of a Lender providing a Bank Product.

“Lender Party” is defined in Section 15.17.

“Letter of Credit” is defined in Section 2.1(b).

“Letter of Credit Obligations” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all payments made by an Issuing Lender pursuant to a Letter of Credit that have not yet been reimbursed by or on behalf of Borrower at such time. The Letter of Credit Obligations of any Lender at any time shall be its Pro Rata Share of the total Letter of Credit Obligations at such time.

“Liabilities on Borrowed Metals” means liabilities of any Loan Party in respect of Precious Metals included in the Borrower’s or any other Loan Party’s Inventory or “Precious Metals Held Under Financing Arrangements” (as disclosed in the Borrower’s and the other Loan Parties’ financial statements) in each case which the applicable Loan Party has borrowed from its suppliers and customers under short-term arrangements to the extent comprised of (1) Precious Metals held by suppliers as collateral on advanced pool metals, (2) amounts due by the applicable Loan Party to suppliers for the use of consigned Precious Metals inventory, (3) unallocated Precious Metals positions held by customers in the Borrower’s or any other Loan Party’s Inventory, and (4) shortages in unallocated Precious Metals positions held by the Borrower or any other Loan Party in a supplier’s inventory (“Borrowed Metals”), which Borrower or the other applicable Loan Party retains the option, but not the obligation to return.

“Lien” means, with respect to any Person, any interest granted by such Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person (including an interest in respect of a Capital Lease) which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, title retention lien, charge or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

“Loan or Loans” means, as the context may require, Revolving Loans, Swing Line Loans or Agent Advances.

“Loan Documents” means, collectively, this Agreement, the Notes, the Letters of Credit, the Master Letter of Credit Agreement, the L/C Applications, the Agent Fee Letter, each Metals Lease Intercreditor Agreement, the Collateral Documents and all documents, instruments and agreements delivered in connection with the foregoing.

“Loan Party” means Borrower and each Subsidiary other than Excluded Subsidiaries. As of the First Amendment Effective Date, the Loan Parties are Borrower, CFC Alternative Investments, TDS, AM IP Assets, A-M Global Logistics, Collateral Finance Corporation, AM & ST Associates, Goldline, AM Services, JM Bullion, Gold Price Group, Silver.com, Provident Metals, Buy Gold and Silver, Marksmen, BX Corp., Pinehurst, Spectrum, Bowers & Merena, Spectrum Numismatics, Stack’s-Bowers, SBG Finance, SGI Sub, AMS Holding, AM/AMS Holding, Asset Marketing Services, AM LPM Singapore, AM Precious Metals Singapore, CFC Canada, AM-MNX Investments, LLC, Monex Deposit Company, LLC and Newport Service Corporation.

“LPM Group (Hong Kong)” means LPM GROUP, LTD., a Hong Kong corporation.

“LPM (Shenzhen)” means LPM (SHENZHEN) TRADING LTD., a limited company organized under the laws of the People’s Republic of China.

“Market Place Partners” means MARKET PLACE PARTNERS, LLC, a Delaware limited liability company.

“Margin Stock” means any “margin stock” as defined in Regulation U.

“Market Value” means, with respect to any Precious Metal, as of any date, the Dollar amount that is the product of the number of fine troy ounces of such Precious Metal multiplied by: (i) in the case of gold and silver, the COMEX Price; and (ii) in the case of palladium and platinum, the NYMEX Price, in each case, subject to the provisions of Section 15.25.

“Marksmen” means MARKSMEN HOLDINGS, LLC, a Delaware limited liability company.

“Master Letter of Credit Agreement” means, at any time, with respect to the issuance of Letters of Credit, a master letter of credit agreement or reimbursement agreement in the form, if any, being used by an Issuing Lender at such time.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the financial condition, operations, assets, business, or properties or prospects of the Loan Parties taken as a whole, (b) a material impairment of the ability of any Loan Party to perform any of the Obligations under any Loan Document, (c) a material adverse effect upon any substantial portion of the Collateral under the Collateral Documents or upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document or (d) a material impairment of Agent’s or any Lender’s rights and remedies under this Agreement and the other Loan Documents.

“Metal Loan Lender” means CANADIAN IMPERIAL BANK OF COMMERCE in its capacity as the Metals Loan Lender under the CIBC Permitted Metals Loan Agreement.

“Metals Lease” means each metals leasing facility entered into by the Borrower (as lessee) and another Person (as lessor), that is not an Affiliate of the Borrower, under which: (i) such Person, from time to time, leases Precious Metals to Borrower (the “Leased Metal”), retaining legal title thereto; and (ii) the Borrower is obligated to return to such Person on the stated maturity date of the applicable lease (a) the Leased Metal, (b) an equivalent quantity of metal of the same type, grade and quality, and/or (c) all proceeds from any sale of the Leased Metal.

“Metals Lease Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit K among the Agent and each counterparty to any Secured Metals Lease.

“Monex Letter of Credit” means that certain Irrevocable Letter of Credit No. 1659, dated November 1, 2004, by and between Farmers & Merchants Bank of Long Beach and Monex Deposit Company, LLC, for the benefit of Fidelity & Deposit Company of Maryland.

“Monex Letter of Credit Cash Collateral Account” means that certain deposit account maintained with Farmers & Merchants Bank (Acct No. xx-xx9470), securing obligations arising under the Monex Letter of Credit.

“Mortgage” means a mortgage, deed of trust, leasehold mortgage or similar instrument granting Agent a Lien on real property of any Loan Party.

“Net Cash Proceeds” means, with respect to the sale of any Capital Securities in a direct or indirect Subsidiary of the Borrower, the aggregate cash proceeds (including cash proceeds received pursuant to or by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when received) received by any Loan Party pursuant to such sale net of (i) the direct costs relating to such sale (including sales commissions and legal, accounting and investment banking fees), (ii) taxes paid or reasonably estimated by Borrower to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (iii) amounts required to be applied to the repayment of any Debt secured by a Lien on the Capital Securities that are the subject of such sale (other than the Loans).

“Net Forward Unrealized Loss” means the amount by which the aggregate Unrealized Loss in all Forward Contracts with each Approved Counterparty exceeds the aggregate Unrealized Profit in all applicable Eligible Forward Contracts with each such Approved Counterparty, provided, that the aggregate Unrealized Profit attributable to each Approved Counterparty that is included in such calculation at any one time, when added to (x) all Eligible Trade Receivables owing by such Approved Counterparty (and its

Affiliates) which are included in the Borrowing Base at such time (before giving effect to the applicable advance rate), (y) all Eligible Supplier Advances made to such Approved Counterparty (and its Affiliates) which are included in the Borrowing Base at such time (before giving effect to the applicable advance rate) and (z) all Excess Margin Deposits held by such Approved Counterparty (and its Affiliates) which are included in the Borrowing Base at such time (before giving effect to the applicable advance rate), shall not exceed the amount set forth across from such Approved Counterparty’s name on Schedule 1.1A.

“Net Forward Unrealized Profit” means the amount by which the aggregate Unrealized Profit in all applicable Eligible Forward Contracts with each Approved Counterparty exceeds the aggregate Unrealized Loss in all Forward Contracts with each such Approved Counterparty, provided, that (i) the aggregate Net Forward Unrealized Profit included in the Borrowing Base at any time shall not exceed $50,000,000 (before giving effect to the applicable advance rate) and (ii) the aggregate total amount of Net Forward Unrealized Profit attributable to each Approved Counterparty that is included in the Borrowing Base at any one time (before giving effect to the applicable advance rate) when added to (x) all Eligible Trade Receivables owing by such Approved Counterparty (and its Affiliates) which are included in the Borrowing Base at such time (before giving effect to the applicable advance rate), (y) all Eligible Supplier Advances made to such Approved Counterparty (and its Affiliates) which are included in the Borrowing Base at such time (before giving effect to the applicable advance rate) and (z) all Excess Margin Deposits held by such Approved Counterparty (and its Affiliates) which are included in the Borrowing Base at such time (before giving effect to the applicable advance rate), shall not exceed the amount set forth across from such Approved Counterparty’s name on Schedule 1.1A.

“Net Worth” means, as of any date, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) calculated in conformity with GAAP.

“Non-Consenting Lender” is defined in Section 15.1.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-U.S. Participant” is defined in Section 7.9(iv).

“Non-Use Fee Rate” means 0.25% per annum; provided, that, if average Revolving Outstandings during any Fiscal Quarter is greater than 70% of the Revolving Commitment, the Non-Use Fee Rate will be 0% for such Fiscal Quarter.

“Note” means a promissory note substantially in the form of Exhibit A.

“Notice of Borrowing” is defined in Section 2.2(b).

“Notice of Conversion/Continuation” is defined in Section 2.2(c).

“Numismatic Collateral” means any CFC Collateral or Stack’s Auction Advance Collateral (other than Bullion Collateral or Semi-Numismatic Collateral) which contains a premium over the then Spot Value of the fine troy ounce Precious Metal content of any item of such CFC Collateral or Stack’s Auction Advance Collateral of 100% or more, which determination is made in the good faith judgment of the Borrower.

“Numismatic Inventory” means any Precious Metals Inventory of Spectrum or any other Loan Party which are coins.

“NYMEX” means the New York Mercantile Exchange, Inc.

“NYMEX Price” means, in respect of palladium or platinum, the settlement price per troy ounce at the close of business on any Business Day for a contract to sell such Precious Metal for delivery in the next subsequent month for which such contract is offered for sale on the NYMEX.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties (monetary (including post-petition interest, allowed or not) or otherwise) of any Loan Party under this Agreement and any other Loan Document including Attorney Costs and any reimbursement obligations of each Loan Party in respect of Letters of Credit and surety bonds, all Hedging Obligations permitted hereunder which are owed to any Lender or its Affiliates (excluding Hedging Obligations owed to any Lender or its Affiliates in respect of any commodity swap agreement, Forward Contract, future contract, foreign currency hedging obligations or similar instrument designed to protect against fluctuations in commodity prices entered into by any Loan Party in the normal course of its business) or Agent, and all other Bank Products Obligations, all in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due and including interest and fees that accrue after the commencement by or against Borrower or any Affiliate thereof of any proceeding under any debtor relief laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the foregoing, the Obligations include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, indemnities and other amounts payable by Borrower under any Loan Document, (b) the obligation of Borrower to reimburse any amount in respect of any of the foregoing that Agent or any Lender, in each case in its sole discretion, may elect to pay or advance on behalf of Borrower, (c) obligations of any Loan Party arising under the CIBC Permitted Metals Loan Agreement owing to Metal Loan Lender or its Affiliates, and (d) settlement obligations for the purchase or sale by any Loan Party of Precious Metals to or from any Lender or any Affiliate of a Lender, at a reasonably determined market price by such Lender or its Affiliates and Borrower or its Affiliates.

“OFAC” is defined in Section 10.4.

“Original Closing Date” means December 21, 2021.

“Original Credit Agreement” has the meaning set forth in the Recitals hereof.

“Open Spot Deferred Position” shall mean a transaction under which the Borrower or any other Loan Party sells Precious Metals to the U.S. Mint and contemporaneously therewith, the applicable Loan Party enters into a contract with the U.S. Mint (to provide a hedge to the U.S. Mint for such sale) under which the applicable Loan Party agrees to purchase an equivalent amount of the same type of Precious Metals at a fixed price on a future date.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court, transfer, value added, excise or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are

Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 8.7).

“Ownership Based Financing” means a transaction whereby an Ownership Based Financing Counterparty purchases Precious Metals from Borrower, the proceeds Borrower receives (directly or indirectly) for such transaction shall be cash, and either (i) the Borrower has the option, but not the obligation (contingent or otherwise) to repurchase any amount of such Precious Metals at a later date including, without limitation (but subject to the foregoing), transactions under (a) an Allocated Precious Metals Account Agreement between HSBC Bank Plc and Borrower, (b) the CIBC Permitted Metals Loan Agreement, and (c) an Allocated Precious Metals Account Agreement between ICBC Standard Bank and Borrower, in each case, in form and substance satisfactory to the Agent, or (ii) Borrower has the obligation to repurchase such Precious Metals at a later date pursuant to the SCMI Ownership Based Financing.

“Ownership Based Financing Counterparty” means (a) a Lender or an Affiliate of a Lender, or other bank or financial institution acceptable to Agent or (b) a special purpose securitization vehicle reasonably acceptable to Agent, in each case (under clauses (a) and (b) above) which has entered into an Ownership Based Financing, and any other obligor in connection therewith.

“Ownership Based Financing Property” means Precious Metals transferred to an Ownership Based Financing Counterparty under an Ownership Based Financing.

“Participant” is defined in Section 15.6(b).

“Participation Register” is defined in Section 15.6.2.

“Patriot Act” is defined in Section 15.16.

“PayPal Guaranty” means the Commercial Guaranty provided by Borrower for the benefit of PayPal, Inc. pursuant to which Borrower guarantees the obligations of JM Bullion owing to PayPal, Inc.

“PBGC” means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

“Perfection Certificate” means a perfection certificate executed and delivered to Agent by a Loan Party.

“Permitted Acquisition” means any Acquisition consummated after the Restatement Effective Date by a Loan Party of all or substantially all of the assets of a Person or of 50% or more of the equity interests of a Person so long as each of the conditions precedent set forth below shall have been satisfied:

i.
Agent and Lenders receive not less than fifteen (15) Business Days’ prior written notice of such Acquisition, which notice shall include a reasonably detailed description of the proposed terms of such Acquisition and identify the anticipated closing date thereof;
ii.
such Acquisition is structured as (a) an asset Acquisition by Borrower or a domestic Wholly-Owned Subsidiary, (b) a merger of the target company with and into Borrower or a domestic Wholly-Owned Subsidiary, with Borrower or such domestic Wholly-Owned Subsidiary as the surviving corporation in such merger, or (c) a purchase of 50% or more of the equity interests of the target by Borrower or a domestic Wholly-Owned Subsidiary;
iii.
with respect to any Acquisition where the aggregate consideration paid in connection with the Acquisition is less than $25,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)), Agent and Lenders receive, not less than ten (10) Business Days’ prior to the consummation of such Acquisition, a due diligence package, reasonably satisfactory to them, which package shall include the following with regard to the Acquisition of the applicable target:
(1)
pro forma financial projections (after giving effect to such Acquisition) for the Loan Parties for the current and next two (2) Fiscal Years or through the remaining term of this Agreement;
(2)
appraisals (if existing);
(3)
historical financial statements of the applicable target for the three (3) fiscal years prior to such Acquisition (or, if such target has not been in existence for three (3) years, for each year such target has existed);
(4)
pending material litigation involving the applicable target;
(5)
a description of the method of financing the Acquisition, including sources and uses; and

(6)
other testings or material due diligence investigation with respect to such Acquisition reasonably requested by Agent;
iv.
with respect to any Acquisition where the aggregate consideration paid in connection with the Acquisition is equal to or greater than $25,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)), Agent receive, not less than ten (10) Business Days’ prior to the consummation of such Acquisition, a due diligence package, reasonably satisfactory to them, which package shall include the following with regard to the Acquisition of the applicable target:
(1)
pro forma financial projections (after giving effect to such Acquisition) for the Loan Parties for the current and next two (2) Fiscal Years or through the remaining term of this Agreement;
(2)
appraisals (if existing);
(3)
historical financial statements of the applicable target for the three (3) fiscal years prior to such Acquisition (or, if such target has not been in existence for three (3) years, for each year such target has existed);
(4)
a general description of material agreements binding upon the applicable target or any of its personal or real property and, if requested by Agent, copies of such material agreements, subject to any applicable confidentiality agreements, provided such requests shall not be unduly burdensome;
(5)
pending material litigation involving the applicable target;

(6)
a description of the method of financing the Acquisition, including sources and uses;
(7)
locations of all material personal and real property of the applicable target, including the location of its chief executive office;
(8)
a description of the applicable target’s management;
(9)
other testings or material due diligence investigation with respect to such Acquisition reasonably requested by Agent; and
(10)
environmental reports (if existing) and related existing information regarding any property owned, leased or otherwise used by the applicable target;
v.
such Acquisition only involves assets located in or outside the United States and comprising a business, or those assets of a business, of the type related to, supportive to, or engaged in by Borrower as of the Restatement Effective Date, and which business would not subject Agent or any Lender to any new regulatory or third party approvals in connection with the exercise of its rights and remedies under this Agreement or any other Loan Document other than approvals applicable to the exercise of such rights and remedies with respect to Borrower prior to such Acquisition;
vi.
Agent and Lenders receive a quality of earnings report from a nationally recognized accounting firm reasonably acceptable to Agent with respect to any Acquisition where the aggregate consideration paid in connection with the Acquisition is equal to or greater than $25,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith));

vii.
with respect to any Acquisition where the aggregate consideration paid in connection with the Acquisition is equal to or greater than $25,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)), as soon as practicable after the closing of such Acquisition, and in any event within ninety (90) Business Days after such closing, Agent and Lenders receive the results of a collateral examination performed by an independent collateral examiner reasonably acceptable to Agent; provided, that any assets of the applicable target shall in no event be included in the calculation of the Borrowing Base until Agent and Lenders receive the results of such collateral examination;
viii.
the applicable target has had positive EBITDA on a cumulative basis for the immediately preceding four (4) fiscal quarters;
ix.
No Default or Event of Default exists after giving effect to the Acquisition;
x.
Agent, for the benefit of Agent and Lenders, (a) is granted a first priority perfected Lien (subject only to Permitted Liens) on all real and personal property being acquired pursuant to such Acquisition (and, in the case of an Acquisition involving the purchase of any applicable target’s equity interests, all of such purchased equity interests are pledged to Agent for the benefit of Agent and Lenders, and such target guarantees the Obligations and grants to Agent, for the benefit of Agent and Lenders, a first priority perfected Lien (subject only to Permitted Liens) on such Person’s assets) in accordance with Section 10.9 and (b) is provided such other documents, instruments and legal opinions as Agent shall reasonably request in connection therewith, all such documents, instruments and opinions to be delivered no later than forty-five (45) days after the closing of such Acquisition, each in form and substance satisfactory to Agent;

xi.
with respect to any Acquisition where the aggregate consideration paid in connection with the Acquisition is less than $25,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)), after giving effect to such Acquisition and the incurrence of any Loans, other debt or contingent obligations in connection therewith, Borrower shall provide pro forma calculations to Agent in draft form and subject to normal post-closing adjustments, demonstrating that: (a) the Loan Parties shall be in compliance on a pro forma basis with the covenants set forth in Section 11.14 (after (1) decreasing the then applicable compliance level by 0.25 in the case of Section 11.14(c) and (2) adjusting the Fixed Charge Coverage Ratio compliance level to 1.35 to 1.00; provided, that for the purpose of calculating the Fixed Charge Coverage Ratio under this subsection (k)(a), Borrower shall subtract any (i) cash payments made in respect of all discretionary distributions permitted to be made under Section 11.4(ii) during the immediately preceding twelve (12) month period and (ii) cash redemptions and repurchases permitted to be made under Section 11.4(iii) during the immediately preceding twelve (12) month period from the calculation of EBITDA on a pro forma basis as if any such discretionary distributions, redemptions or repurchases had been made at the beginning of the preceding twelve (12) month period) recomputed for the most recently ended month of Borrower for which information is available regarding the business being acquired, and (b) projected pro forma compliance with the covenants set forth in Section 11.14 (after (1) decreasing the then applicable compliance level by 0.25 in the case of Section 11.14(c) and (2) adjusting the Fixed Charge Coverage Ratio compliance level to 1.35 to 1.00; provided, that for the purpose of calculating the Fixed Charge Coverage Ratio under this subsection (k)(b), Borrower shall subtract any (i) cash payments made in respect of all discretionary distributions permitted to be made under Section 11.4(ii) during the immediately preceding twelve (12) month period and (ii) cash redemptions and repurchases permitted to be made under Section 11.4(iii) during the immediately preceding twelve (12) month period from the calculation of EBITDA on a pro forma basis as if any such discretionary distributions, redemptions or repurchases had been made at the beginning of the preceding twelve (12) month period), for the twelve (12) month period immediately following the consummation of the proposed Acquisition based on the combined operating results of the applicable target and of the Loan Parties for the twelve (12) month period ending on the last day of the month for which financial statements for the applicable target and for the Loan Parties are available, (for the avoidance of doubt, nothing in this subsection (k) amends any of Borrower’s Financial Covenants contained in Section 11.14);
xii.
with respect to any Acquisition where the aggregate consideration paid in connection with the Acquisition is equal to or greater than $25,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)), after giving effect to such Acquisition and the incurrence of any Loans, other debt or contingent obligations in connection therewith, Borrower shall provide pro forma calculations to Agent in draft form and subject to normal post-closing adjustments, demonstrating that: (a) the Loan Parties shall be in compliance on a pro forma basis with the covenants set forth in Section 11.14 (after (1) decreasing the then applicable compliance level by 0.50 in the case of Section 11.14(c) and (2) adjusting the Fixed Charge Coverage Ratio compliance level to 1.50 to 1.00; provided, that for the purpose of calculating the Fixed Charge Coverage Ratio under this subsection (l)(a), Borrower shall subtract any (i) cash payments made in respect of all discretionary distributions permitted to be made under Section 11.4(ii) during the immediately preceding twelve

(12) month period and (ii) cash redemptions and repurchases permitted to be made under Section 11.4(iii) during the immediately preceding twelve (12) month period from the calculation of EBITDA on a pro forma basis as if any such discretionary distributions, redemptions or repurchases had been made at the beginning of the preceding twelve (12) month period) recomputed for the most recently ended month of Borrower for which information is available regarding the business being acquired, and (b) projected pro forma compliance with the covenants set forth in Section 11.14 (after (1) decreasing the then applicable compliance level by 0.50 in the case of Section 11.14(c) and (2) adjusting the Fixed Charge Coverage Ratio compliance level to 1.50 to 1.00; provided, that for the purpose of calculating the Fixed Charge Coverage Ratio under this subsection (l)(b), Borrower shall subtract any (i) cash payments made in respect of all discretionary distributions permitted to be made under Section 11.4(ii) during the immediately preceding twelve (12) month period and (ii) cash redemptions and repurchases permitted to be made under Section 11.4(iii) during the immediately preceding twelve (12) month period from the calculation of EBITDA on a pro forma basis as if any such discretionary distributions, redemptions or repurchases had been made at the beginning of the preceding twelve (12) month period), for the twelve (12) month period immediately following the consummation of the proposed Acquisition based on the combined operating results of the applicable target and of the Loan Parties for the twelve (12) month period ending on the last day of the month for which financial statements for the applicable target and for the Loan Parties are available, for the avoidance of doubt, nothing in this subsection (l) amends any of Borrower’s Financial Covenants contained in Section 11.14);
xiii.
[Reserved];
xiv.
all material third party or consents from Governmental Authorities necessary for such Acquisition (including such consents as Agent deems reasonably necessary after consultation with

Borrower) have been acquired and such Acquisition is consummated in accordance with the applicable Acquisition documents and Applicable Law;
xv.
as soon as practicable after the closing of such Acquisition, and in any event within thirty (30) Business Days after such closing, Borrower shall deliver copies of all documents executed in connection with such Acquisition to Agent and Lenders;
xvi.
promptly after obtaining knowledge thereof, Borrower shall provide notice of any material change to any of the documents or information previously provided pursuant to clauses (a) through (l) above;
xvii.
the Loan Parties shall not consummate more than four (4) Acquisitions and Investments permitted under Section 11.11(xv) in any Fiscal Year (other than de-minimis Acquisitions or Investments where the aggregate consideration paid in connection with the Acquisition or Investment is less than or equal to $10,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition or Investment, including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)); provided that, the Loan Parties shall not consummate more than one (1) Acquisition or Investment permitted under Section 11.11(xv) during the term of this Agreement where the aggregate consideration paid in connection with the Acquisition or Investment is equal to or greater than $40,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition or Investment (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)), without the prior approval of the Required Lenders;
xviii.
with respect to any Acquisition where the aggregate consideration paid in connection with the Acquisition is less than $25,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)), immediately after giving effect to the consummation of the Acquisition, Excess Availability, calculated on a pro forma basis, shall be equal to or greater than $35,000,000; and
xix.
with respect to any Acquisition where the aggregate consideration paid in connection with the Acquisition is equal to or greater than $25,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)), immediately after giving effect to the consummation of the Acquisition, Excess Availability, calculated on a pro forma basis, shall be equal to or greater than $40,000,000.

“Permitted Discretion” means a determination made in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

“Permitted Lien” means a Lien expressly permitted hereunder pursuant to Section 11.2.

“Permitted Ownership Based Financing” means an Ownership Based Financing (other than Liabilities for Borrowed Metals) between the Borrower and an Ownership Based Financing Counterparty which satisfies the following conditions precedent: (a) both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and no mandatory prepayment under Section 6.2(b) shall then be required; (b) after giving effect to such Ownership Based Financing the aggregate purchase price paid by all Ownership Based Financing Counterparties for all Ownership Based Financing Property under all such Ownership Based Financings does not exceed $1,100,000,000 outstanding at any time (provided that the aggregate purchase price thereof outstanding at any time may exceed such limit by not more than 10% for a period of up to five (5) consecutive Business Days on not more than five (5) separate occasions in any Fiscal Year (which shall not be consecutive), or such greater amount as approved by the Required Lenders (in their sole discretion)); and (c) after giving effect to the SCMI Ownership Based Financing, the aggregate purchase price paid by SCMI (or any of its affiliates) for all Ownership Based Financing Property thereunder does not exceed $75,000,000 outstanding at any time, or such greater amount as approved by the Required Lenders (in their sole discretion).

“Permitted Receivables Collection Account” means a segregated deposit account designated by Borrower to receive the proceeds of Permitted Receivables Dispositions.

“Permitted Receivables Disposition” is defined in Section 11.5.

“Permitted Receivables Indebtedness” means Debt of any Loan Party pursuant to the Permitted Receivables Purchase Agreement, including without limitation any obligation of Borrower to repurchase any receivables pursuant to the terms of the Permitted Receivables Purchase Agreement.

“Permitted Receivables Purchase Agreement” shall mean the master receivables purchase agreement to be entered into following the First Amendment Effective Date, between Borrower and Permitted Receivables Purchaser pursuant to which Borrower or any Subsidiary thereof sells, conveys or otherwise transfers Qualifying Accounts Receivable and Related Assets to Permitted Receivables Purchaser.

“Permitted Receivables Purchaser” means CANADIAN IMPERIAL BANK OF COMMERCE, in its capacity as the purchaser under the Permitted Receivables Purchase Agreement.

“Permitted Secured Metals Lease Obligations” means, all Secured Metals Lease Obligations under Permitted Secured Metals Leases.

“Permitted Secured Metals Leases” means Secured Metals Leases between the Borrower and any of the Lenders (or their respective Affiliates) (as lessor), or such other bank or financial institution consented to in writing by Agent.

“Person” means any natural person, corporation, partnership, trust, limited liability company, association, Governmental Authority, or any other entity, whether acting in an individual, fiduciary or other capacity.

“Pinehurst” means PINEHURST COIN EXCHANGE, INC., a North Carolina corporation.

“Plan” means an “employee benefit plan” within the meaning of Section 3(3) of ERISA, maintained for employees of Borrower or any Subsidiary, or any such plan to which any Loan Party has an obligation to make contributions on behalf of any of its employees or with respect to which Borrower or any Subsidiary has any liability.

“Platform” means Debt Domain, Intralinks, Syndtrack, DebtX or a substantially similar electronic transmission system.

“PPSA” means the Personal Property Security Act currently in effect in the province set forth in the “Governing Law” section of any Canadian Security Agreement.

“Precious Metals” means gold, silver, platinum and palladium, whether in the form of bars, coins, ingots, rods, rounds, alloy, sponge, grain, scrap, or shot, in each case with a metal fineness threshold of at least 90% and otherwise consistent with generally accepted standards of quality in the precious metals industry.

“Prime Rate” means, for any day, the rate of interest in effect for such day as announced from time to time by Agent as its prime rate (whether or not such rate is actually charged by Agent), which is not intended to be Agent’s lowest or most favorable rate of interest at any one time. Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Rate. Any change in the Prime Rate announced by Agent shall take effect at the opening of business on the day specified in the public announcement of such change; provided that Agent shall not be obligated to give notice of any change in the Prime Rate.

“Pro Rata Share” means with respect to a Lender’s obligation to make Revolving Loans, participate in Letters of Credit, reimburse the Issuing Lenders, and receive payments of principal, interest, fees, costs, and expenses with respect thereto, (x) prior to the Revolving Commitment being terminated or reduced to zero, the percentage obtained by dividing (i) such Lender’s Revolving Commitment, by (ii) the aggregate Revolving Commitment of all Lenders and (y) from and after the time the Revolving Commitment has been terminated or reduced to zero, the percentage obtained by dividing (i) the aggregate unpaid principal amount of such Lender’s Revolving Outstandings (after settlement and repayment of all Swing Line Loans by the Lenders) by (ii) the aggregate unpaid principal amount of all Revolving Outstandings;

“Provident Metals” means PROVIDENT METALS CORP., a Delaware corporation.

“Qualifying Accounts Receivable” means any Receivable for which the Account Debtor is Costco Wholesale Corporation, Costco Wholesale Canada Ltd. or any Affiliates of the foregoing or any other party approved by the Permitted Receivables Purchaser.

“Receivable” means any right to payment of a monetary obligation, whether or not earned by performance, owed to Borrower or a Subsidiary of Borrower, as applicable, or Receivables Purchaser (as assignee of the applicable Borrower or a Subsidiary of Borrower, as applicable) by an Account Debtor, whether constituting an account, instrument, controllable electronic record, document, contract right, general intangible, chattel paper or payment intangible, in each instance arising in connection with the sale of goods or the performance of services, and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto, and with respect to each of the foregoing, all proceeds thereof. Any such right to payment arising from any one transaction, including any such right to payment represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of any such right to payment arising from any other transaction.

“Recipient” means (a) Agent, (b) any Lender, (c) any Issuing Lender, and (d) any Swing Line Lender, as applicable.

“Reference Time” with respect to any setting of the then-current Benchmark means (a) if such Benchmark is Term SOFR, then approximately a time substantially consistent with market practice two (2) SOFR Business Days prior to (i) if the date of such setting is a SOFR Business Day, such date or (ii) otherwise, the SOFR Business Day immediately preceding such date, (b) if such Benchmark is Daily Simple SOFR, then approximately a time determined by Agent in its reasonable discretion in a manner substantially consistent with market practice one (1) SOFR Business Day prior to (i) if the date of such setting is a SOFR Business Day, such date or (ii) otherwise, the SOFR Business Day immediately preceding such date, and (c) if such Benchmark is not Term SOFR, then the time determined by Agent in accordance with the Benchmark Conforming Changes. If by 5:00 pm (New York City time) on any interest lookback day, Term SOFR in respect of such interest lookback day as described in clause (a) above has not been published on the SOFR Administrator’s Website, then Term SOFR for such interest lookback day will be Term SOFR as published in respect of the first preceding SOFR Business Day for which Term SOFR was published on the SOFR Administrator’s Website; provided that such first preceding SOFR Business Day is not more than three (3) SOFR Business Days prior to such interest lookback day.

“Refunded Swing Line Loan” is defined in Section 2.2(d)(iii).

“Regulation D” means Regulation D of the FRB, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation U” means Regulation U of the FRB, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Related Assets” means, with respect to any Receivable (i) all related rights and remedies under or in connection with the Contract (as defined in the Permitted Receivables Purchase Agreement) with respect thereto including bills of lading, bills of exchange, promissory notes and accessions, (ii) all guaranties, letters of credit, security, liens and other arrangements supporting payment thereof, (iii) all Sales Records (including electronic records) (as defined in the Permitted Receivables Purchase Agreement) with respect thereto, (iv) all proceeds of insurance (including credit insurance), (v) all Collections (as defined in the Permitted Receivables Purchase Agreement) and (vi) all proceeds of the foregoing.

“Relevant Governmental Body” means the Federal Reserve Board, the Federal Reserve Bank of New York, a committee officially endorsed or convened by either thereof, or any successor thereto.

“Replacement Lender” is defined in Section 8.7(ii).

“Repo” has the meaning assigned to it in the definition of Eligible Precious Metals.

“Required Lenders” means, at any time, Lenders whose Pro Rata Shares exceed 51%; provided that the Pro Rata Shares held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders; provided, that at any time that there are two (2) or more Lenders, “Required Lenders” must include at least two (2) Lenders (that are not Affiliates of one another).

“Reserves” means, as of any date of determination, such amounts as Agent may from time to time establish and revise reducing the amount of Loans which would otherwise be available to Borrower under the lending formulas provided for in the Borrowing Base gross values solely to reﬂect a collateral examination report finding a material impairment in the gross value of any Borrowing Base component of 10% or more; provided that, prior to Agent establishing any such Reserves, the Agent and the Borrower shall confer on the appropriateness and amount of a Reserve to be placed on such Borrowing Base component until the next collateral examination, subject to any findings of any interim collateral examination prior thereto. Notwithstanding anything herein to the contrary, Reserves shall not duplicate eligibility criteria for any of the categories described in clauses (a) through (n) of the definition of Borrowing Base.

“Revolving Commitment” means, as of the Restatement Effective Date, $422,500,000, as may be increased from time to time after giving effect to any Incremental Revolving Loan Commitment Increase pursuant to Section 2.2(e), and as may be reduced from time to time pursuant to Section 6.1.

“Revolving Loan” is defined in Section 2.1(a).

“Revolving Loan Availability” means the lesser of (i) the Revolving Commitment and (ii) the Borrowing Base; provided that the Borrowing Base for purposes of this clause (ii) shall be reduced by the aggregate principal amount of all outstanding Secured Metals Lease Obligations.

“Revolving Outstandings” means, at any time, the sum of (a) the aggregate principal amount of all outstanding Revolving Loans, plus (b) the aggregate principal amount of all outstanding Swing Line Loans, plus (c) the Stated Amount of all Letters of Credit, plus (d) the outstanding amount of all Agent Advances.

“Sanctions” is defined in Section 9.22(b).

“SBG Finance” means SBG FINANCE, LLC, a California limited liability company.

“SBN Denmark ApS” means SBN DENMARK APS, a Danish corporation.

“SCMI” means SCMI US Inc., a Delaware corporation.

“SCMI Ownership Based Financing” means the Precious Metal Buyback (Repurchase) and Storage Agreement dated on or around October 9, 2020 (as amended, supplemented or otherwise modified from time to time) between SCMI as Ownership Based Financing Counterparty, and Borrower, provided that, if requested by Agent, SCMI shall have entered into an intercreditor agreement with Agent, in form and substance satisfactory to Agent (in its reasonable discretion).

“SEC” means the Securities and Exchange Commission or any other Governmental Authority succeeding to any of the principal functions thereof.

“Secured Metals Lease Obligations” means all obligations and liabilities of Borrower under Secured Metals Leases.

“Secured Metals Leases” means (a) the CIBC Permitted Metals Loan Agreement and (b) Metals Leases under which the Borrower shall have granted a security interest to the lessor thereunder in (x) the Leased Metal, until the Leased Metal or an equivalent quantity of metal of the same type, grade and quality is returned to such Person, or the applicable value of such Leased Metal is repaid to the lessor and (y) substantially all of Borrower’s other personal property, in each case (under clauses (x) and (y) above), to secure the applicable Secured Metals Lease Obligations, provided that the counterparty thereunder (under clause (a) or (b) above, as applicable) shall have entered into a Metals Lease Intercreditor Agreement with Agent.

“Semi-Numismatic Collateral” means any CFC Collateral or Stack’s Auction Advance Collateral (other than Bullion Collateral or Numismatic Collateral) which contains a premium over the then Spot Value of the fine troy ounce Precious Metal content of any item of such CFC Collateral or Stack’s Auction Advance Collateral of greater than 25% and less than 100%, which determination is made in the good faith judgment of the Borrower.

“Senior Officer” means, with respect to any Loan Party, any of the chief executive officer, president, the chief financial officer, the chief operating officer or the treasurer of such Loan Party.

“SGI France” means SGI FRANCE SAS, a French corporation.

“SGI Sub” means SGI SUB, INC., a Delaware corporation.

“Short-Form IP Security Agreements” means short-form copyright, patent or trademark (as the case may be) security agreements, entered into by one or more Loan Parties in favor of Agent for the benefit of the Lenders.

“Silver.com” means SILVER.COM, INC., a Delaware corporation.

“Silver Gold Bull” means SILVER GOLD BULL, INC., an Alberta corporation.

“Singapore Security Agreement” means each of (a) the Debenture, dated as of June 24, 2024 (as amended, supplemented or otherwise modified from time to time), between the Borrower as “chargor”, and Agent, (b) the Debenture, dated as of or within ninety (90) days of the Restatement Effective Date (as amended, supplemented or otherwise modified from time to time), among AM LPM Singapore as “chargor”, and Agent and (c) the Debenture, dated as of or within ninety (90) days of the Restatement Effective Date (as amended, supplemented or otherwise modified from time to time), among AM Precious Metals Singapore as “chargor”, and Agent.

“Slow Moving Inventory” means Inventory of Spectrum, or any other Loan Party, remaining unsold in Spectrum’s or such other Loan Party’s stock for greater than 180 days.

“SOFR” means, with respect to any SOFR Business Day, a rate per annum equal to the secured overnight financing rate for such SOFR Business Day.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Borrowing” means the SOFR Loans comprising a borrowing of Loans.

“SOFR Business Day” means any day other than a Saturday or Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“SOFR Interest Rate” means, with respect to each day during which interest accrues on a Loan, the rate per annum (expressed as a percentage) equal to (a) for SOFR Loans bearing interest based on Term SOFR, Term SOFR for the applicable Term SOFR Interest Period for such day; (b) for SOFR Loans bearing interest based on Daily Simple SOFR, Daily Simple SOFR for such day; or (c) if the then-current Benchmark for (a) or (b) has been replaced with a Benchmark Replacement pursuant to Section 15.24, such Benchmark Replacement for such day. Notwithstanding the foregoing, the SOFR Interest Rate shall not at any time be less than 0% per annum.

“SOFR Loan” means a Loan that bears interest at a rate based on Daily Simple SOFR or Term SOFR.

“SOFR Margin” is defined in the definition of Applicable Margin.

“Special Affiliate” means collectively, Sunshine Minting, Inc., an Idaho corporation, Texas Precious Metals, LLC, a Texas limited liability company, Trossachs Holdings, Ltd., incorporated under the laws of England and Wales, and any other Affiliate of Borrower requested by Borrower to be a Special Affiliate (subject to the prior written approval of the Required Lenders), so long as (and only until) in each case (whether specifically enumerated above or approved by the Required Lenders as set forth above), such Person or Borrower shall not have the power, directly or indirectly, to vote more than 49% of the securities having ordinary voting power for the election of the Board of Directors (or similar governing body) of the other.

“Special Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Spectrum” means SPECTRUM GROUP INTERNATIONAL, LLC, a Delaware limited liability company.

“Spectrum Numismatics” means SPECTRUM NUMISMATICS INTERNATIONAL, INC., a California corporation.

“Spectrum Wine Auctions” means SPECTRUM WINE AUCTIONS, LLC, a Delaware limited liability company.

“Spot Value” means the value of a particular item of CFC Collateral or Stack’s Auction Advance Collateral as determined by reference to a published value as of the date of determination by a reputable recognized source in the Precious Metal industry, acceptable to Agent.

“Stack’s Auction Advance Allonge” means an allonge substantially in the form of Exhibit M hereto, duly executed by SBG Finance, the Borrower and Agent and affixed to each Stack’s Auction Advance Note.

“Stack’s Auction Advance Consignment Agreement” means each agreement between SBG Finance and a Stack’s Auction Advance Consignor pursuant to which SBG Finance is appointed as the agent of the Stack’s Auction Advance Consignor to sell the Stack’s Auction Advance Collateral at an auction sale.

“Stack’s Auction Advance Assignment” means an assignment substantially in the form of Exhibit N hereto, executed by SBG Finance to the Borrower with respect to a Stack’s Auction Advance, or such other form acceptable to Agent and the Required Lenders.

“Stack’s Auction Advance Collateral” means Numismatic Collateral coins and Semi-Numismatic Collateral coins listed in each Stack’s Auction Advance Consignment Agreement, in each case which are delivered by a Stack’s Auction Advance Consignor to SBG Finance to be sold by SBG Finance (or Stack’s-Bowers) at an auction sale, together with the cash and non-cash proceeds thereof, including any proceeds of insurance.

“Stack’s Auction Advance Consignor” means each Person which has received a loan pursuant to a Stack’s Auction Advance Consignment Agreement.

“Stack’s Auction Advance Documents” means in respect of each Stack’s Auction Advance, each Stack’s Auction Advance Consignment Agreement, each security agreement executed and delivered by the applicable Stack’s Auction Advance Consignor and each Stack’s Auction Advance Note, as each may from time to time be amended, restated or renewed.

“Stack’s Auction Advance Note” means each promissory note executed by a Stack’s Auction Advance Consignor, together with any renewal, extension or restatement of same.

“Stack’s Auction Advance” means each loan made by SBG Finance to a Stack’s Auction Advance Consignor, and any renewal or extension thereof.

“Stack’s-Bowers” means STACK’S-BOWERS NUMISMATICS, LLC, a Delaware limited liability company.

“Stack’s-Bowers Ponterio” means STACK’S-BOWERS AND PONTERIO, LTD., a Hong Kong corporation.

“Stated Amount” means, with respect to any Letter of Credit at any date of determination, (a) the maximum aggregate amount available for drawing thereunder under any and all circumstances plus (b) the aggregate amount of all unreimbursed payments and disbursements under such Letter of Credit.

“Subordinated Debt” means any unsecured Debt of Borrower and its Subsidiaries which has subordination terms, covenants, pricing and other terms which have been approved in writing by the Required Lenders.

“Subordinated Debt Documents” means all documents and instruments relating to the Subordinated Debt and all amendments and modifications thereof approved by Agent.

“Subordination Agreements” means all subordination agreements executed by a holder of Subordinated Debt in favor of Agent and the Lenders from time to time after the Restatement Effective Date in form and substance and on terms and conditions satisfactory to Agent.

“Subsidiary” means, with respect to any Person, a corporation, partnership, limited liability company, association, joint venture or other business entity of which such Person owns, directly or indirectly through one or more intermediaries, such number of outstanding Capital Securities as have more than 50% of the ordinary voting power for the election of directors or other managers of such corporation, partnership, limited liability company or other entity (other than securities or interest having such power only by reason of the happening of a contingency). Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of Borrower.

“Swap Obligation” means, with respect to any Guarantor (as defined in the Guaranty and Collateral Agreement), any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swing Line Availability” means the lesser of (a) the Swing Line Commitment Amount and (b) the amount by which the Revolving Loan Availability exceeds Revolving Outstandings at such time.

“Swing Line Commitment Amount” means $65,000,000, as reduced from time to time pursuant to Section 6.1, which commitment constitutes a subfacility of the Revolving Commitment of the Swing Line Lender.

“Swing Line Lender” means CIBC Bank USA, in its capacity as lender of Swing Line Loans hereunder, or such other Lender as Borrower may from time to time select as the Swing Line Lender hereunder pursuant to 2.2(d), provided that such Lender has agreed to be a Swing Line Lender.

“Swing Line Loan” is defined in Section 2.2(d).

“Swiss Security Agreement” means any pledge agreement or other security agreement which is governed by the laws of Switzerland between the Borrower as “Pledgor” and Agent as “Collateral Agent”, in form and substance reasonably acceptable to Agent.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any debtor relief laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Taxes” means any and all present and future taxes, duties, levies, imposts, deductions, assessments, charges or withholdings (including backup withholding), and any and all liabilities (including interest and penalties and other additions to taxes) with respect to the foregoing.

“TDS” means TRANSCONTINENTAL DEPOSITORY SERVICES, LLC, a Delaware limited liability company.

“Term SOFR” means, with respect to each day of any applicable SOFR Loan for any Term SOFR Interest Period, the greater of (a) the forward-looking term rate for a period comparable to such Term SOFR Interest Period based on SOFR that is published by the SOFR Administrator and is displayed on the SOFR Administrator’s Website at approximately the Reference Time for such Term SOFR Interest Period and (b) the Floor.Unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 15.24, in the event that a Benchmark Replacement with respect to Term SOFR is implemented, then all references herein to Term SOFR shall be deemed references to such Benchmark Replacement.

“Term SOFR Interest Period” means with respect to that portion of the Loan bearing interest based on Term SOFR, a period of 1 day, 1 month or 3 months, each to the extent such tenor is an Available Tenor, commencing on a SOFR Business Day as selected by Borrower in accordance with this Agreement, or on such other SOFR Business Day as is acceptable to Agent and Borrower; provided, however, that (a) if any Term SOFR Interest Period would end on a day other than a Business Day, such Term SOFR Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Term SOFR Interest Period shall end on the next preceding Business Day, (b) any Term SOFR Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Term SOFR Interest Period) shall end on the last Business Day of the last calendar month of such Term SOFR Interest Period, (c) no Term SOFR Interest Period shall extend beyond the Termination Date and (d) no tenor that has been removed from this definition pursuant to Section 15.24 shall be available for specification in any borrowing request. For purposes hereof, the date of a Loan or SOFR Borrowing initially shall be the date on which such Loan or SOFR Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Loan or SOFR Borrowing.

“Termination Date” means the earlier to occur of (a) September 30, 2027, or (b) such other date on which the Commitments terminate pursuant to Section 5 or Section 13.

“Termination Value” means, in respect of any Hedging Agreement, after taking into account the effect of any legally enforceable netting agreement relating to such Hedging Agreement, (a) for any date on or after the date such Hedging Agreement has been closed out and termination value determined in accordance therewith, such termination value, and (b) for any date prior to the date referenced in clause (a) of this definition the amount determined as the mark-to-market value for such Hedging Agreement, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedging Agreement (which may include any Lender or any Affiliate of any Lender).

“Tether Gold” means the Digital Asset commonly referred to as “Tether Gold (XAUT)” in the cryptocurrency marketplace.

“Tier 1 CFC Loan” means the principal amount outstanding of an Eligible CFC Loan or an Eligible CFC Canada Loan which is secured by Bullion Collateral and no other CFC Collateral, provided, that (i) the principal amount outstanding of such Eligible CFC Loan or Eligible CFC Canada Loan included in the Borrowing Base as of any Report Date shall not as of such Report Date exceed an amount equal to 80% of the Market Value of such Bullion Collateral, (ii) Tier 1 CFC Loans included in the Borrowing Base as of any Report Date shall not exceed an amount equal to 15% of the Revolving Commitment (before giving effect to the applicable advance rate), and (iii) the principal amount outstanding of all of Eligible CFC Canada Loans included in the Borrowing Base as either Tier 1 CFC Loans or Tier 2 Assigned Loans as of any Report Date shall not exceed an amount equal to $10,000,000 (before giving effect to the applicable advance rate); provided, that to the extent a Trust Securitization or Warehouse Facility has been established by the Borrower or its Subsidiaries, no Tier 1 CFC Loans shall be included in the Borrowing Base unless the Agent so agrees in writing (in its sole discretion).

“Tier 2 Assigned Loan” means the principal amount outstanding of an Eligible CFC Loan or an Eligible CFC Canada Loan which is secured by CFC Collateral other than Bullion Collateral or an Eligible Stack’s Auction Advance which is secured by Stack’s Auction Advance Collateral, provided, that (i) the principal amount outstanding of such Eligible CFC Loan, Eligible CFC Canada Loan or Eligible Stack’s Auction Advance included in the Borrowing Base as of any Report Date shall not as of such Report Date exceed an amount equal to (x) in respect of such Eligible CFC Loans, Eligible CFC Canada Loans or Eligible Stack’s Auction Advances secured by Numismatic Collateral, 75% of the Appraisal Value of such Numismatic Collateral and (y) in respect of such Eligible CFC Loans, Eligible CFC Canada Loans or Eligible Stack’s Auction Advances secured by Semi-Numismatic Collateral, 85% of the Appraisal Value of such Semi-Numismatic Collateral, (ii) Tier 2 Assigned Loans included in the Borrowing Base as of any Report Date shall not exceed an amount equal to 10% of the Revolving Commitment (before giving effect to the applicable advance rate), (iii) the principal amount outstanding of all Eligible Stack’s Auction Advances included in the Borrowing Base as of any Report Date shall not exceed an amount equal to $5,000,000 (before giving effect to the applicable advance rate), and (iv) the principal amount outstanding of all of Eligible CFC Canada Loans included in the Borrowing Base as either Tier 1 CFC Loans or Tier 2 Assigned Loans as of any Report Date shall not exceed an amount equal to $10,000,000 (before giving effect to the applicable advance rate); provided, that to the extent a Trust Securitization or Warehouse Facility has been established by the Borrower or its Subsidiaries, no Tier 2 Assigned Loans shall be included in the Borrowing Base unless the Agent so agrees in writing (in its sole discretion).

“Total Recourse Debt” means all Debt of the Consolidated Group, determined on a consolidated basis, excluding: (a) contingent obligations in respect of Contingent Liabilities (except to the extent constituting Contingent Liabilities in respect of Debt of a Person other than any Loan Party); (b) Hedging Obligations; (c) Debt of Borrower to Subsidiaries and Debt of Subsidiaries to Borrower or to other Subsidiaries; (d) contingent obligations in respect of undrawn letters of credit; (e) Debt incurred under the Trust Securitization to the extent permitted under Section 11.1(xiv); and (f) Debt incurred under a Warehouse Facility to the extent permitted under Section 11.1(xv). For the avoidance of doubt, Total Recourse Debt shall include Debt (if any) under any SCMI Ownership Based Financings.

“Total Recourse Debt to Consolidated Tangible Net Worth” means, as of the last day of any Computation Period, the ratio of (a) Total Recourse Debt as of such day to (b) Consolidated Tangible Net Worth as of such day.

“Trust Securitization” means a securitization program, under which a special purpose securitization vehicle reasonably acceptable to Agent shall issue certain non-recourse debt obligations in an initial aggregate principal amount of not more than $100,000,000, secured by Tier 1 CFC Loans, Tier 2 Assigned Loans and other assets of such special purpose securitization vehicle, all on terms and conditions reasonably satisfactory to Agent.

“Type” is defined in Section 2.2(a).

“UCC” is defined in the Guaranty and Collateral Agreement.

“Unadjusted Benchmark Replacement” is defined in Section 15.24.

“Unrealized Loss” means, with respect to Forward Contracts, the amount by which the Value exceeds the Contract Value for each Forward Contract under which the Borrower is a seller, or the amount by which the Contract Value exceeds the Value for each Forward Contract under which the Borrower is a buyer, in each case net of margin consisting of cash posted by the Borrower with each applicable Forward Contract counterparty.

“Unrealized Profit” means, with respect to all Forward Contracts, the amount by which the Value exceeds the Contract Value for each Forward Contract under which the Borrower is a buyer, or the amount by which the Contract Value exceeds the Value for each Forward Contract under which the Borrower is a seller, in each case net of (x) margin consisting of cash held by the Borrower from each applicable Forward Contract counterparty, (y) Debt or trade payables owing by the Borrower to the applicable Forward Contract counterparty, which Debt or trade payables are not supported by a letter of credit issued (by an issuer reasonably acceptable to Agent) for the benefit of the applicable counterparty or a prepayment, cash collateral or other form of adequate collateral or security provided to the applicable counterparty, and (z) any portion thereof subject to any dispute, offset, counterclaim, reduction, adjustment or other claim or defense on the part of the applicable counterparty or to any claim on the part of the applicable counterparty denying payment liability therefor (including, without limitation, any right of offset (whether by contract, law or otherwise) relating to the amount of all liabilities and obligations of the Borrower to the applicable counterparty, mark-to-market losses on forward, derivatives and other contracts with such counterparty, formal netting arrangements with such counterparty and exchange payables owing to such counterparty), which dispute, offset, counterclaim, reduction, adjustment or other claim or defense is not supported by a letter of credit issued (by an issuer reasonably acceptable to Agent) for the benefit of the applicable counterparty or a prepayment, cash collateral or other form of adequate collateral or security provided to the applicable counterparty.

“Unsecured Metals Lease Obligations” means all obligations and liabilities of any Loan Party under Unsecured Metals Leases.

“Unsecured Metals Leases” means Metals Leases which are not Secured Metals Leases and under which no Lien is granted by any Loan Party to the lessor thereunder, other than customary precautionary back-up Liens which shall be limited to the applicable Leased Metal, related assets and the proceeds thereof.

“U.S. Mint” means the United States Mint, a bureau of the United States Department of the Treasury.

“U.S. Mint Spot Deferred Cash Receivable” shall mean the amount of net margin call receivable of the Borrower owing by the U.S. Mint (reduced by any and all right of setoff) in respect of Open Spot Deferred Positions which are hedged by the Borrower with Approved Counterparties (in a manner acceptable to Agent, in its sole discretion), provided, that (i) the U.S. Mint Spot Deferred Cash Receivable shall be (x) confirmed in writing, including by electronic mail, by the U.S. Mint (in form and substance acceptable to Agent, in its sole discretion) and (y) due and payable to the Borrower by Federal wire transfer on the Business Day immediately following the date of such confirmation described in clause (x) above, and (ii) the amount of U.S. Mint Spot Deferred Cash Receivable included in the Borrowing Base as of any date of determination shall not exceed $100,000,000 (before giving effect to the applicable advance rate).

“U.S. Tax Compliance Certificate” is defined in Section 7.9(iv).

“Value” means, with respect to any Precious Metal subject to a Forward Contract, as of any date, the Dollar amount that is the product of (i) the total number of units of such Precious Metal subject to such

Forward Contract multiplied by (ii) either the COMEX Price, or the NYMEX Price, as the case may be, for such a unit of such Precious Metal, for the delivery month closest to the maturity of the Forward Contract.

“Warehouse Facility” means a limited recourse revolving line of credit provided by any lender to a special purpose securitization vehicle reasonably acceptable to Agent secured by Liens over Tier 1 CFC Loans and Tier 2 Assigned Loans and related Collateral sold or transferred to such special purpose securitization vehicle, and no other property or assets, under which such lender shall not have any recourse to Borrower, Collateral Finance Corporation or any of their assets or properties, all on terms and conditions reasonably satisfactory to Agent.

“Wholly-Owned Subsidiary” means, as to any Person, a Subsidiary all of the Capital Securities of which (except directors’ qualifying Capital Securities and shares issued to foreign nationals to the extent required by Applicable Law) are at the time directly or indirectly owned by such Person and/or another Wholly-Owned Subsidiary of such Person. Unless the context otherwise requires, each reference to a Wholly-Owned Subsidiary herein shall be a reference to a Wholly-Owned Subsidiary of Borrower.

1.2
Other Interpretive Provisions. The following provisions shall apply to this Agreement and each other Loan Document, unless otherwise specified or the context otherwise requires: (a) Definitions of terms shall apply equally to the singular and plural forms of such terms; (b) Any pronoun shall include the corresponding masculine, feminine and neuter forms; (c) The words “include,” “includes” and “including” shall be deemed followed by the phrase “without limitation”; (d) The word “will” shall have the same meaning and effect as the word “shall”; (e) Any definition of or reference to any agreement, instrument or other document (including any organization document) shall include all amendments, supplements, modifications, reaffirmations, exhibits, schedules and attachments thereto in effect (subject to any restrictions set forth in any Loan Document); (f) Any reference to any Person shall include its successors and assigns; (g) The words “herein,” “hereof” and “hereunder,” and words of similar import shall refer to such Loan Document in its entirety and not to any particular provision thereof; (h) All references to Articles, Sections, Exhibits and Schedules shall refer to such Loan Document; (i) Any reference to any law or regulation shall include all statutory, regulatory and self-regulatory rules, regulations, requirements, or provisions, including those consolidating, amending, modifying, supplementing, implementing, replacing or interpreting such law or regulation from time to time; (j) The words “asset” and “property” shall have the same meaning and effect and refer to any and all real and personal property, tangible and intangible assets, cash, securities, accounts and contract rights; (k) Section headings are included for convenience of reference only and shall not affect the interpretation thereof; (l) In calculating periods of time, the word “from” means “from and including”, the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including”; (m) all references to times of day shall be references to Central time (daylight or standard, as applicable); (n) all limitations, tests or measurements in the Loan Documents shall be cumulative notwithstanding that they measure or regulate the same or similar matters; and (o) the Loan Documents have been reviewed, negotiated and produced by all parties hereto and their counsel and shall not be construed against Lender merely because of Lender’s involvement in their drafting.
1.3
Accounting Terms; Changes in GAAP. Unless otherwise set forth herein, (a) all accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted hereunder shall be prepared in conformity with, GAAP, as in effect from time to time, applied on a consistent basis and in a manner consistent with that used in preparing the pre-Closing financial statements. Together with each compliance certificate, (b) if any change in GAAP would affect the calculation of any financial ratio or requirement set forth in any Loan Document, and Borrower, Agent or the Required Lenders request, Agent, Lenders and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change (subject to the approval of the Required Lenders), provided that, until so amended, (i) such ratio or requirement shall continue to be calculated under GAAP prior to such change therein and (ii) Borrower shall provide to Agent and Lenders financial statements and other documents required hereunder or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP; (d) Any financial ratios required to be maintained by Borrower hereunder shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number); and (e) for the purposes of Section 5, a breach of a financial covenant in this Agreement shall be deemed to have occurred as of any date of determination by Agent and as of the last day of any specified measurement period regardless of whether or when the financial statements reflecting such breach are delivered to Agent.
1.4
Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.
1.5
Rates. Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, (a) the continuation, administration, submission or calculation of or any other matter related to the Benchmark, any component definition thereof or rates referenced in the definition thereof or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Conforming Changes. Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to Borrower. Agent may select information sources or services in its reasonable discretion to ascertain the Benchmark pursuant to the terms of this Agreement and shall have no liability to Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

Section 2.

COMMITMENTS OF THE LENDERS; BORROWING, CONVERSION AND LETTER OF CREDIT PROCEDURES.
2.1
Commitments. On and subject to the terms and conditions of this Agreement, each of the Lenders, severally and for itself alone, agrees to make loans to, and to issue or participate in letters of credit for the account of, Borrower as follows:
(a)
Revolving Loan Commitment. Each Lender with a Revolving Loan Commitment agrees to make loans on a revolving basis (“Revolving Loans”) from time to time until the Termination Date in such Lender’s Pro Rata Share of such aggregate amounts as Borrower may request from all Lenders; provided that the Revolving Outstandings will not at any time exceed Revolving Loan Availability (less the amount of any Swing Line Loans outstanding at such time). Within the foregoing limits and subject to the terms and conditions set forth herein, Borrower may borrow, prepay and reborrow Revolving Loans.
(b)
L/C Commitment. Subject to Section 2.3(a), each Issuing Lender agrees to issue letters of credit, in each case containing such terms and conditions as are permitted by this Agreement and are reasonably satisfactory to such Issuing Lender (each, a “Letter of Credit”), at the request of and for the account of Borrower from time to time before the scheduled Termination Date and, as more fully set forth in Section 2.3(b), each Lender agrees to purchase a participation in each such Letter of Credit; provided that (a) the aggregate Stated Amount of all Letters of Credit shall not at any time exceed $5,000,000 and (b) the Revolving Outstandings shall not at any time exceed Revolving Loan Availability (less the amount of any Swing Line Loans outstanding at such time).
2.2
Loan Procedures.
(a)
Various Types of Loans. Each Revolving Loan shall be, divided into tranches which are, either a Base Rate Loan or a SOFR Loan (each a “type” of Loan), as Borrower shall specify in the related notice of borrowing or conversion pursuant to Section 2.2(a) or 2.2(b). SOFR Loans having the same Term SOFR Interest Period which expire on the same day are sometimes called a “Group” or collectively “Groups”. Base Rate Loans and SOFR Loans may be outstanding at the same time, provided that not more than six (6) different Groups of SOFR Loans shall be outstanding at any one time. All borrowings, conversions and repayments of Loans shall be effected so that each Lender will have a ratable share (according to its Pro Rata Share) of all types and Groups of Loans.
(b)
Borrowing Procedures.
(i)
Borrower shall give written notice (each such written notice, a “Notice of Borrowing”) substantially in the form of Exhibit E or telephonic notice (followed immediately by a Notice of Borrowing) to Agent of each proposed borrowing not later than (a) in the case of a Base Rate borrowing, 1:00 P.M., Chicago time, on the proposed date of such borrowing, and (b) in the case of a SOFR borrowing, 1:00 P.M., Chicago time, on the proposed date of such borrowing. Each such notice shall be effective upon receipt by Agent, shall be irrevocable, and shall specify the date, amount and type of borrowing and, in the case of a borrowing of SOFR Loans bearing interest based on Term SOFR, the initial Term SOFR Interest Period therefor and any other matters set forth in any applicable Benchmark Conforming Changes. Promptly upon receipt of such notice, Agent shall advise each Lender thereof. Not later than 3:00 P.M., Chicago time, on the date of a proposed borrowing, or in the case of Deutsche Bank Amsterdam, 3:00 P.M., Chicago time, on the Business Day immediately following the date of a proposed borrowing, each Lender shall provide Agent at the office specified by Agent with immediately available funds covering such Lender’s Pro Rata Share of such borrowing and, so long as Agent has not received written notice that the conditions precedent set forth in Section 11 with respect to such borrowing have not been satisfied, Agent shall pay over the funds received by Agent to Borrower on the requested borrowing date. Each borrowing shall be on a Business Day. Each Base Rate borrowing shall be in an aggregate amount of at least $1,000,000, and an integral multiple of $100,000, and each SOFR borrowing shall be in an aggregate amount of at least $1,000,000 and an integral multiple of at least $500,000.
(ii)
Unless payment is otherwise timely made by Borrower, the becoming due of any Obligations (whether principal, interest, fees or other charges) shall be deemed to be a request for a Base Rate borrowing of a Revolving Loan on the due date, in the amount of such Obligations. The proceeds of such Revolving Loans shall be disbursed as direct payment of the relevant Obligation.
(c)
Conversion and Continuation Procedures.
(i)
Subject to Section 2.2(a), Borrower may, upon irrevocable written notice to Agent in accordance with clause (b) below:
(A)
elect, as of any Business Day, to convert any Loans (or any part thereof in an aggregate amount not less than $1,000,000 a higher integral multiple of $500,000) into Loans of the other type; or
(B)
elect, as of the last day of the applicable Term SOFR Interest Period, to continue any SOFR Loans bearing interest based on Term SOFR having Term SOFR Interest Periods expiring on such day (or any part thereof in an aggregate amount not less than $1,000,000 or a higher integral multiple of $500,000) for a new Term SOFR Interest Period;

provided that after giving effect to any prepayment, conversion or continuation, the aggregate principal amount of each Group of SOFR Loans bearing interest based on Term SOFR shall be at least $1,000,000 and an integral multiple of $500,000.

(ii)
Borrower shall give written notice (each such written notice, a “Notice of Conversion/Continuation”) substantially in the form of Exhibit F or telephonic notice (followed immediately by a Notice of Conversion/Continuation) to Agent of each proposed conversion or continuation not later than (i) in the case of conversion into Base Rate Loans, 10:00 A.M., Chicago time, on the proposed date of such conversion and (ii) in the case of conversion into or continuation of SOFR Loans, 10:00 A.M.,

Chicago time, at least three (3) Business Days prior to the proposed date of such conversion or continuation, specifying in each case:
(A)
the proposed date of conversion or continuation;
(B)
the aggregate amount of Loans to be converted or continued;
(C)
the type of Loans resulting from the proposed conversion or continuation; and
(D)
in the case of conversion into, or continuation of, SOFR Loans bearing interest based on Term SOFR, the duration of the requested Term SOFR Interest Period therefor.
(iii)
If upon the expiration of any Term SOFR Interest Period applicable to SOFR Loans, Borrower has failed to select timely a new Term SOFR Interest Period to be applicable to such SOFR Loans, Borrower shall be deemed to have elected to convert such SOFR Loans into Base Rate Loans effective on the last day of such Term SOFR Interest Period.
(iv)
Agent will promptly notify each Lender of its receipt of a notice of conversion or continuation pursuant to this Section 2.2(c) or, if no timely notice is provided by Borrower, of the details of any automatic conversion.
(v)
Any conversion of a SOFR Loan on a day other than the last day of a Term SOFR Interest Period therefor shall be subject to Section 8.4.
(d)
Swing Line Facility.
(i)
Agent shall notify the Swing Line Lender upon Agent’s receipt of any Notice of Borrowing. Subject to the terms and conditions hereof, the Swing Line Lender may, in its sole discretion, make available from time to time until the Termination Date advances (each, a “Swing Line Loan”) in accordance with any such notice, notwithstanding that after making a requested Swing Line Loan, the sum of the Swing Line Lender’s Pro Rata Share of the Revolving Outstandings and all outstanding Swing Line Loans, may exceed the Swing Line Lender’s Pro Rata Share of the Revolving Commitment. The provisions of this Section 2.2(d) shall not relieve Lenders of their obligations to make Revolving Loans under Section 2.1(a); provided that if the Swing Line Lender makes a Swing Line Loan pursuant to any such notice, such Swing Line Loan shall be in lieu of any Revolving Loan that otherwise may be made by the Lenders pursuant to such notice. The aggregate amount of Swing Line Loans outstanding shall not exceed at any time Swing Line Availability. Until the Termination Date, Borrower may from time to time borrow, repay and reborrow under this Section 2.2(d). Each Swing Line Loan shall be made pursuant to a Notice of Borrowing delivered by Borrower to Agent in accordance with Section 2.2(b). Any such notice must be given no later than 2:00 P.M., Chicago time, on the Business Day of the proposed Swing Line Loan. Unless the Swing Line Lender has received at least one Business Day’s prior written notice from the Required Lenders instructing it not to make a Swing Line Loan, the Swing Line Lender shall, notwithstanding the failure of any condition precedent set forth in Section 12.2, be entitled to fund that Swing Line Loan, and to have each Lender with a Revolving Commitment make Revolving Loans in accordance with Section 2.2(d)(iii) or purchase participating interests in accordance with Section 2.2(d)(iv). Notwithstanding any other provision of this Agreement or the other Loan Documents, each Swing Line Loan shall constitute a Daily Simple SOFR Loan. Borrower shall repay the aggregate outstanding principal amount of each Swing Line Loan upon demand therefor by Agent.
(ii)
The entire unpaid balance of each Swing Line Loan and all other noncontingent Obligations shall be immediately due and payable in full in immediately available funds on the Termination Date if not sooner paid in full.
(iii)
The Swing Line Lender, at any time and from time to time no less frequently than once weekly, shall on behalf of Borrower (and Borrower hereby irrevocably authorizes the Swing Line Lender to so act on its behalf) request each Lender with a Revolving Commitment (including the Swing Line Lender) to make a Revolving Loan to Borrower (which shall be a Base Rate Loan) in an amount equal to that Lender’s Pro Rata Share of the principal amount of all Swing Line Loans (the “Refunded Swing Line Loan”) outstanding on the date such notice is given. Unless any of the events described in Section 13.1(d) has occurred (in which event the procedures of Section 2.2(d)(iv) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Loan are then satisfied, each Lender shall disburse directly to Agent, its Pro Rata Share on behalf of the Swing Line Lender, prior to 2:00 P.M., Chicago time, in immediately available funds on the Business Day immediately following the date that notice is given (provided that such notice is given by 12:00 p.m., Chicago time, on such date). The proceeds of those Revolving Loans shall be immediately paid to the Swing Line Lender and applied to repay the Refunded Swing Line Loan.
(iv)
If, prior to refunding a Swing Line Loan with a Revolving Loan pursuant to Section 2.2(d)(iii), one of the events described in Section 13.1(d) has occurred, then, subject to the provisions of Section 2.2(d)(v) below, each Lender shall, on the date such Revolving Loan was to have been made for the benefit of Borrower, purchase from the Swing Line Lender an undivided participation interest in the Swing Line Loan in an amount equal to its Pro Rata Share of such Swing Line Loan. Upon request, each Lender shall promptly transfer to the Swing Line Lender, in immediately available funds, the amount of its participation interest.
(v)
Each Lender’s obligation to make Revolving Loans in accordance with Section 2.2(d)(iii) and to purchase participation interests in accordance with Section 2.2(d)(iv) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against the Swing Line Lender, Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default or Event of Default; (iii) any inability of Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement at any time or (iv) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If and to the extent any Lender shall not have made such amount available to Agent or the Swing Line Lender, as applicable, by 2:00 P.M., Chicago time, the amount required pursuant to Sections 2.2(d)(iii) or 2.2(d)(iv), as the case may be, on the Business Day immediately following the date on which such Lender receives notice from Agent of such payment or disbursement (it being understood that any such notice received after noon, Chicago time, on any Business Day shall be deemed to have been received on the next following Business Day), such Lender agrees to pay interest on such amount to Agent for the Swing Line Lender’s account forthwith on demand, for each day from the date such amount was to have been delivered to Agent to the date such amount is paid, at a rate per annum equal to (a) for the first three days after demand, the Federal Funds Rate from time to time in effect and (b) thereafter, the Base Rate from time to time in effect.
(e)
Increase in Revolving Credit Commitments.
(i)
Subject to the terms and conditions of this Agreement, so long as this Agreement shall be in full force and effect, and in reliance upon the representations and warranties of the Loan Parties contained herein, at any time prior to the Termination Date, Borrower may, by written notice to Agent from time to time, request additional revolving loan commitments (each, an “Incremental Revolving Loan Commitment Increase”; each Incremental Revolving Loan Commitment Increase, an “Incremental Facility”) in an aggregate principal amount not to exceed $73,000,000 for all such Incremental Facilities from (i) an existing Lender, (ii) any Affiliate or Approved Fund of any existing Lender or (iii) any other Person acceptable (which acceptance shall not be unreasonably withheld or delayed) to Agent. Such notice shall set forth (i) the amount, type and terms of the Incremental Facility being requested (which shall be in minimum increments of $5,000,000 and a minimum amount of $10,000,000 or such lesser amount equal to the remaining permitted amount of the Incremental Facilities), and (ii) the date on which such Incremental Facility is requested to become effective (which shall not be less than five (5) Business Days nor more than sixty (60) Business Days after the date of such notice). The terms and provisions of each Incremental Revolving Loan Commitment Increase and loans made thereunder shall be identical to the then existing Revolving Loan Commitments and Revolving Loans, respectively. For the avoidance of doubt no Revolving Commitment of any Lender shall be increased without the consent of such Lender.
(ii)
Borrower will first seek commitments to provide an Incremental Facility from existing Lenders (each of which shall be entitled to agree or decline to participate in its sole discretion) and, if additional commitments are needed, from additional banks, financial institutions and other institutional lenders who will become Lenders in connection therewith. Borrower and each Person who will become a Lender with respect to an Incremental Facility shall execute and deliver to Agent an Incremental Assumption Agreement and such other documentation as Agent shall reasonably specify to evidence the commitment of such Lender. With respect to each Incremental Facility which includes funding from additional banks, financial institutions and other institutional lenders who become Lenders in connection therewith, the interest rate margins with respect to such Incremental Facility shall be determined at the time such Incremental Facility is made available; provided, that, if the all-in yield with respect to such Incremental Facility (including interest rate margins, interest rate floors, original issue discount (it being agreed that original issue discount shall equate to interest based on an assumed three-year life to maturity, or, if less, the remaining term of the Revolving Loan Commitment and/or Incremental Facility, as applicable) and upfront fees, but exclusive of arrangement, structuring or underwriting fees) is greater than the corresponding all-in yield (determined on an identical basis) with respect to the Loans outstanding and Commitments under this Agreement (collectively, the “Existing Facilities”) by more than one half of one percent (0.50%) per annum (the amount of such excess being referred to herein as the “Yield Differential”), then the Applicable Margin with respect to the Existing Facilities shall automatically be increased by the Yield Differential, effective upon the making of such Incremental Facility. Agent shall promptly notify each Lender as to the effectiveness of each Incremental Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Facility evidenced thereby, and Agent and Borrower may amend this Agreement (and Borrower agrees to enter into an amendment) to evidence such amendments. Any Incremental Revolving Loan Commitment shall have a final maturity date the same as the Termination Date.
(iii)
Notwithstanding the foregoing, no Incremental Facility shall become effective under this Section 2.2(e) unless (i) on the date of such effectiveness, and after giving effect thereto and the application of the proceeds therefrom, no Default or Event of Default has occurred and is continuing and all representations and warranties by the Loan Parties contained herein and in each other Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date), and Agent shall have received a certificate to that effect dated such date and executed by the President, Chief Executive Officer or Chief Financial Officer of Borrower, (ii) except as otherwise specified in the applicable Incremental Assumption Agreement, Agent shall have received legal opinions, board resolutions and other closing certificates reasonably requested by Agent, and consistent with those delivered under Section 4.1, (iii) after giving effect to the funding of such Incremental Facility (assuming full funding of any Revolving Loans under an Incremental Revolving Loan Commitment) and the application of the proceeds from the foregoing Debt, the Loan Parties shall be in compliance with the financial covenants set forth in Section 11.14 on a pro forma basis as of the last day of the most recently ended Fiscal Quarter for which financial statements are required to be delivered to Agent and Lenders pursuant to the terms of this Agreement.
(iv)
Each of the parties hereto hereby agrees that Agent may, in consultation with Borrower, take any and all action as may be reasonably necessary to ensure that,

upon the effectiveness of each additional Revolving Credit Commitment, (i) Revolving Loans made under such additional Revolving Credit Commitment are included in each borrowing of outstanding Revolving Loans on a pro rata basis and (ii) the Lender providing each additional Revolving Credit Commitment shares ratably in the aggregate pro rata outstandings under the Revolving Credit Facility.
(v)
Conflicting Provisions. This Section 2.2(e) shall supersede any provisions in Section 15.1 to the contrary.
(vi)
[Reserved]
(f)
Agent Advances. Subject to the limitations set forth in this subsection, Agent is hereby authorized by Borrower and Lenders, from time to time in Agent’s sole discretion (and subject to the terms of this paragraph, the making of each Agent Advance shall be deemed to be a request by Borrower and the Lenders to make such Agent Advance), (i) after the occurrence of an Event of Default or an event which, with the passage of time or giving of notice, will become an Event of Default, or (ii) at any time that any of the other applicable conditions precedent set forth in Section 12.2 hereof have not been satisfied (including without limitation the conditions precedent that the aggregate Revolving Outstandings do not exceed the Revolving Loan Availability), to make Revolving Loans to Borrower on behalf of Lenders which Agent, in its sole discretion, determined in good faith deems necessary or desirable (A) to preserve or protect the business conducted by any Loan Party, the Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (C) to pay any amount chargeable to any Borrower pursuant to the terms of this Agreement or the other Loan Documents (any of the advances described in this subsection being hereafter referred to as “Agent Advances”); provided, that (x) the outstanding amount of Agent Advances does not exceed at any time the greater of (i) $30,000,000 and (ii) 10% of the Revolving Commitment, (y) the aggregate Revolving Outstandings and Swing Line Outstandings does not exceed the Revolving Commitments, and (z) Agent has not been notified by Required Lenders to cease making such Agent Advances. For all purposes in this Agreement, Agent Advances shall be treated as Revolving Loans and shall constitute a Base Rate Loan. Agent Advances shall be repaid on demand by Agent.
2.3
Letter of Credit Procedures.
(a)
L/C Applications. Borrower shall execute and deliver to each Issuing Lender each Master Letter of Credit Agreement from time to time in effect with respect to such Issuing Lender. Borrower shall give notice to Agent and the applicable Issuing Lender of the proposed issuance of each Letter of Credit on a Business Day which is at least three Business Days (or such lesser number of days as Agent and such Issuing Lender shall agree in any particular instance in their sole discretion) prior to the proposed date of issuance of such Letter of Credit. Each such notice shall be accompanied by an L/C Application, duly executed by Borrower and in all respects satisfactory to Agent and the applicable Issuing Lender, together with such other documentation as Agent or such Issuing Lender may request in support thereof, it being understood that each L/C Application shall specify, among other things, the date on which the proposed Letter of Credit is to be issued, the expiration date of such Letter of Credit (which shall not be later than the scheduled Termination Date (unless such Letter of Credit is

Cash Collateralized)) and whether such Letter of Credit is to be transferable in whole or in part. Any Letter of Credit outstanding after the scheduled Termination Date which is Cash Collateralized for the benefit of an Issuing Lender shall be the sole responsibility of such Issuing Lender. So long as the applicable Issuing Lender has not received written notice that the conditions precedent set forth in Section 12 with respect to the issuance of such Letter of Credit have not been satisfied, such Issuing Lender shall issue such Letter of Credit on the requested issuance date. Each Issuing Lender shall promptly advise Agent of the issuance of each Letter of Credit and of any amendment thereto, extension thereof or event or circumstance changing the amount available for drawing thereunder. In the event of any inconsistency between the terms of any Master Letter of Credit Agreement, any L/C Application and the terms of this Agreement, the terms of this Agreement shall control.
(b)
Participations in Letters of Credit. Concurrently with the issuance of each Letter of Credit, the applicable Issuing Lender shall be deemed to have sold and transferred to each Lender with a Revolving Loan Commitment, and each such Lender shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Lender’s Pro Rata Share, in such Letter of Credit and Borrower’s reimbursement obligations with respect thereto. If Borrower does not pay any reimbursement obligation when due, Borrower shall be deemed to have immediately requested that the Lenders make a Revolving Loan which is a Base Rate Loan in a principal amount equal to such reimbursement obligations. Agent shall promptly notify such Lenders of such deemed request and, without the necessity of compliance with the requirements of Section 2.2(b), Section 12.2 or otherwise such Lender shall make available to Agent its Pro Rata Share of such Loan. The proceeds of such Loan shall be paid over by Agent to the applicable Issuing Lender for the account of Borrower in satisfaction of such reimbursement obligations. For the purposes of this Agreement, the unparticipated portion of each Letter of Credit shall be deemed to be the applicable Issuing Lender’s “participation” therein. Each Issuing Lender hereby agrees, upon request of Agent or any Lender, to deliver to Agent or such Lender a list of all outstanding Letters of Credit issued by such Issuing Lender, together with such information related thereto as Agent or such Lender may reasonably request.
(c)
Reimbursement Obligations.
(i)
Borrower hereby unconditionally and irrevocably agrees to reimburse each Issuing Lender for each payment or disbursement made by such Issuing Lender under any Letter of Credit honoring any demand for payment made by the beneficiary thereunder, in each case on the date that such payment or disbursement is made. Any amount not reimbursed on the date of such payment or disbursement shall bear interest from the date of such payment or disbursement to the date that the applicable Issuing Lender is reimbursed by Borrower therefor, payable on demand, at a rate per annum equal to the Base Rate from time to time in effect plus the Base Rate Margin from time to time in effect plus, beginning on the third Business Day after receipt of notice from such Issuing Lender of such payment or disbursement, 2%. Each Issuing Lender shall notify Borrower and Agent whenever any demand for payment is made under any Letter of Credit by the beneficiary thereunder; provided that the failure of an Issuing

Lender to so notify Borrower or Agent shall not affect the rights of such Issuing Lender or the Lenders in any manner whatsoever.
(ii)
Borrower’s reimbursement obligations hereunder shall be irrevocable and unconditional under all circumstances, including (a) any lack of validity or enforceability of any Letter of Credit, this Agreement or any other Loan Document, (b) the existence of any claim, set-off, defense or other right which any Loan Party may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), Agent, the Issuing Lenders, any Lender or any other Person, whether in connection with any Letter of Credit, this Agreement, any other Loan Document, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between any Loan Party and the beneficiary named in any Letter of Credit), (c) the validity, sufficiency or genuineness of any document which an Issuing Lender has determined complies on its face with the terms of the applicable Letter of Credit, even if such document should later prove to have been forged, fraudulent, invalid or insufficient in any respect or any statement therein shall have been untrue or inaccurate in any respect, or (d) the surrender or impairment of any security for the performance or observance of any of the terms hereof. Without limiting the foregoing, no action or omission whatsoever by Agent or any Lender (excluding any Lender in its capacity as an Issuing Lender) under or in connection with any Letter of Credit or any related matters shall result in any liability of Agent or any Lender to Borrower, or relieve Borrower of any of its obligations hereunder to any such Person.
(d)
Funding by Lenders to Issuing Lender. If any Issuing Lender makes any payment or disbursement under any Letter of Credit and (a) Borrower has not reimbursed such Issuing Lender in full for such payment or disbursement by 10:00 A.M., Chicago time, on the date of such payment or disbursement, (b) a Revolving Loan may not be made in accordance with Section 2.3(b) or (c) any reimbursement received by such Issuing Lender from Borrower is or must be returned or rescinded upon or during any bankruptcy or reorganization of Borrower or otherwise, each other Lender with a Revolving Loan Commitment shall be obligated to pay to Agent for the account of such Issuing Lender, in full or partial payment of the purchase price of its participation in such Letter of Credit, its Pro Rata Share of such payment or disbursement (but no such payment shall diminish the obligations of Borrower under Section 2.3(c)), and, upon notice from such Issuing Lender, Agent shall promptly notify each other Lender thereof. Each other Lender irrevocably and unconditionally agrees to so pay to Agent in immediately available funds for the applicable Issuing Lender’s account the amount of such other Lender’s Pro Rata Share of such payment or disbursement. If and to the extent any Lender shall not have made such amount available to Agent by 2:00 P.M., Chicago time, on the Business Day on which such Lender receives notice from Agent of such payment or disbursement (it being understood that any such notice received after noon, Chicago time, on any Business Day shall be deemed to have been received on the next following Business Day), or in the case of Deutsche Bank Amsterdam, 2:00 P.M., Chicago time, on the Business Day immediately following the Business Day on which Deutsche Bank Amsterdam receives notice from Agent of such payment or disbursement (it being understood that any such notice received after noon, Chicago time, on any Business Day shall be deemed to have been received on the next following Business Day), such Lender agrees to pay interest on such amount to Agent for the applicable Issuing Lender’s account forthwith on demand, for each day from the date such amount was to have been delivered to Agent to the date such amount is paid, at a rate per annum equal to (a) for the first three days after demand, the Federal Funds Rate from time to time in effect and (b) thereafter, the Base Rate from time to time in effect. Any Lender’s failure to make available to Agent its Pro Rata Share of any such payment or disbursement shall not relieve any other Lender of its obligation hereunder to make available to Agent such other Lender’s Pro Rata Share of such payment, but no Lender shall be responsible for the failure of any other Lender to make available to Agent such other Lender’s Pro Rata Share of any such payment or disbursement.
2.4
Commitments Several. The failure of any Lender to make a requested Loan on any date shall not relieve any other Lender of its obligation (if any) to make a Loan on such date, but no Lender shall be responsible for the failure of any other Lender to make any Loan to be made by such other Lender.
2.5
Certain Conditions. Except as otherwise provided in Sections 2.2(d) and 2.3(d), no Lender shall have an obligation to make any Loan, or to permit the continuation of or any conversion into any SOFR Loan bearing interest based on Term SOFR, and no Issuing Lender shall have any obligation to issue any Letter of Credit, if an Event of Default or Default exists.
2.6
Defaulting Lenders.
(a)
Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:
(i)
Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 15.1.
(ii)
Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 13 or otherwise) or received by Agent from a Defaulting Lender pursuant to Section 7.4 shall be applied at such time or times as may be determined by Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Lender or Swing Line Lender hereunder; third, to Cash Collateralize the Issuing Lenders’ Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.7; fourth, as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Agent; fifth, if so determined by Agent and Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Issuing Lenders’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.7; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lenders or Swing Line Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lenders or Swing Line Lenders against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or payment made by an Issuing Lender pursuant to a Letter of Credit in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 12.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and payments made by an Issuing Lender pursuant to a Letter of Credit owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or payment made by an Issuing Lender pursuant to a Letter of Credit owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letter of Credit Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (iv) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)
Commitment and Letter of Credit Fees.
(1)
No Defaulting Lender shall be entitled to receive any fee described in Section 5.1 for any period during which that Lender is a Defaulting Lender (and Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(2)
Each Defaulting Lender shall be entitled to receive fees described in Section 5.2(i) for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Pro Rata Share of the Stated Amount of Letters of Credit for which it has provided cash collateral pursuant to Section 2.7.
(3)
With respect to any fees described in Section 5.2(a) not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each Issuing Lender and Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Lender’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.
(iv)
Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letter of Credit Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Pro Rata Shares (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. Subject to Section 15.4, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(v)
Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (d) above cannot, or can only partially, be effected, Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lenders’ Fronting Exposure and (y) second, Cash Collateralize the Issuing Lenders’ Fronting Exposure in accordance with the procedures set forth in Section 2.7.
(b)
Defaulting Lender Cure. If Borrower, Agent and each Swing Line Lender and Issuing Lender agree in writing that a Lender is no longer a Defaulting Lender, Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held pro rata by the Lenders in accordance with the Commitments (without giving effect to Section 2.6(a)(iv) above), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
(c)
New Swing Line Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) no Swing Line Lender shall be required to fund any Swing Line Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Line Loan and (ii) no Issuing Lender shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.

(d)
Termination of Defaulting Lender. Borrower may terminate the unused amount of the Commitment of any Lender that is a Defaulting Lender upon not less than three (3) Business Days’ prior notice to Agent (which shall promptly notify the Lenders thereof), and in such event the provisions of Section 2.6(a)(ii) will apply to all amounts thereafter paid by Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided that (i) no Event of Default shall have occurred and be continuing, and (ii) such termination shall not be deemed to be a waiver or release of any claim Borrower, Agent, any Issuing Lender, the Swing Line Bank or any Lender may have against such Defaulting Lender.
2.7
Cash Collateral.
(a)
Obligation to Cash Collateralize. At any time that there shall exist a Defaulting Lender, within one Business Day following the written request of Agent or any Issuing Lender (with a copy to Agent) Borrower shall Cash Collateralize the Issuing Lenders’ Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.6(a)(iv) and any cash collateral provided by such Defaulting Lender) in an amount not less than 105% of the Stated Amount of all outstanding Letters of Credit.
(b)
Grant of Security Interest. Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to Agent, for the benefit of the Issuing Lenders, and agrees to maintain, a first priority security interest in all such cash collateral as security for the Defaulting Lenders’ obligation to fund participations in respect of Letter of Credit Obligations, to be applied pursuant to clause (c) below. If at any time Agent determines that cash collateral is subject to any right or claim of any Person other than Agent and the Issuing Lenders as herein provided (other than Liens permitted under Section 11.2), or that the total amount of such cash collateral is less than 105% of the Stated Amount of all outstanding Letters of Credit, Borrower will, promptly upon demand by Agent, pay or provide to Agent additional cash collateral in an amount sufficient to eliminate such deficiency (after giving effect to any cash collateral provided by the Defaulting Lender).
(c)
Application. Notwithstanding anything to the contrary contained in this Agreement, cash collateral provided under this Section or Section 2.6 in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Letter of Credit Obligations (including, as to cash collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the cash collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
(d)
Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce any Issuing Lender’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by Agent and each Issuing Lender that there exists excess Cash Collateral; provided that, subject to Section 2.6 the Person providing Cash Collateral and each Issuing Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations; provided further that to the extent that such

Cash Collateral was provided by Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents.
Section 3.

EVIDENCING OF LOANS.
3.1
Notes. At a Lender’s request, the Loans of such Lender shall be evidenced by a Note, with appropriate insertions, payable to the order of such Lender in a face principal amount equal to such Lender’s Revolving Loan Commitment.
3.2
Recordkeeping. Agent, on behalf of each Lender, shall record in its records, the date and amount of each Loan made by each Lender, each repayment or conversion thereof and, in the case of each SOFR Loan bearing interest based on Term SOFR, the dates on which each Term SOFR Interest Period for such Loan shall begin and end. The aggregate unpaid principal amount so recorded shall be rebuttably presumptive evidence of the principal amount of the Loans owing and unpaid. The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the Obligations of Borrower hereunder or under any Note to repay the principal amount of the Loans hereunder, together with all interest accruing thereon. In the event of any conflict between the records maintained by any Lender and the records maintained by Agent in such matters, the records of Agent shall control in the absence of manifest error.
Section 4.

INTEREST.
4.1
Interest Rates. Borrower promises to pay interest on the unpaid principal amount of each Loan for the period commencing on the date of such Loan until such Loan is paid in full as follows:
(i)
at all times while such Loan is a Base Rate Loan, at a rate per annum equal to the sum of the Base Rate from time to time in effect plus the Base Rate Margin from time to time in effect; and
(ii)
at all times while such Loan is not a Base Rate Loan, at a rate per annum equal to the sum of the SOFR Interest Rate plus the SOFR Margin from time to time in effect;

provided that at any time an Event of Default exists and is continuing, unless the Required Lenders otherwise consent, the interest rate applicable to each Loan shall be increased by 2% (and, in the case of Obligations outstanding at that time, not bearing interest, such Obligations shall bear interest at the Base Rate applicable to Revolving Loans plus 2%), provided further that such increase shall thereafter be rescinded by the Required Lenders, notwithstanding Section 15.1, upon Borrower curing the Event of Default (if such Event of Default is capable of being cured). Notwithstanding the foregoing, upon the occurrence of an Event of Default under Sections 13.1(a) or 13.1(d), such increase shall occur automatically. In no event shall interest payable by Borrower to any Lender hereunder exceed the maximum rate permitted under Applicable Law, and if any such provision of this Agreement is in contravention of any such law, such provision shall be deemed modified to limit such interest to the maximum rate permitted under such law.

4.2
Interest Payment Dates. Accrued interest on each Base Rate Loan and each SOFR Loan bearing interest based on Daily Simple SOFR shall be payable in arrears on the last day of each calendar month and at maturity. Accrued interest on each SOFR Loan bearing interest based on Term SOFR shall be payable on the last day of each Term SOFR Interest Period (but in any event no less than quarterly) relating to such Loan, upon a prepayment of such Loan, and at maturity. After maturity, and at any time an Event of Default exists, accrued interest on all Loans shall be payable on demand.
4.3
Setting and Notice of Interest Rates. The applicable Base Rate or SOFR rate shall be determined by Agent, and notice thereof shall be given by Agent promptly to Borrower and each Lender. Each determination of the applicable Base Rate or SOFR rate by Agent shall be conclusive and binding upon the parties hereto, in the absence of demonstrable error. Agent shall, upon written request of Borrower or any Lender, deliver to Borrower or such Lender a statement showing the computations used by Agent in determining any applicable SOFR rate hereunder.
4.4
Computation of Interest. Interest on any applicable portion of the outstanding principal balance of a Loan shall be calculated by multiplying (i) the actual number of days elapsed in the period for which the calculation is being made by (ii) a daily rate based on a three hundred sixty (360) day year (or 365/366 day year in the case of a Base Rate Loan) by (iii) such portion of the outstanding principal balance of such Loan. Such interest shall be calculated on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. The applicable Base Rate, Daily Simple SOFR or Term SOFR shall be determined by Agent, and such determination shall be conclusive absent manifest error.
4.5
Initial Interest Period for Term SOFR Loans. Borrower shall select a Term SOFR Interest Period for each SOFR Loan not later than 1:00 p.m. on the day of the proposed commencement of such SOFR Loan. Such notice by Borrower of its selection shall be by telephone or telecopy, confirmed immediately in writing if by telephone, in the form of a written notice of its selection, specifying (i) the proposed date of such proposed commencement of such SOFR Loan, and (ii) the duration of the selected Term SOFR Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder. Each notice of its selection shall be irrevocable by and binding on Borrower once given. Promptly after receipt of a notice of its selection, Agent shall notify each applicable Lender by telecopy, or other similar form of transmission, of the proposed selection. If Borrower fails to timely select such Term SOFR Interest Period as aforesaid, the Term SOFR Interest Period shall be a one-month Term SOFR Interest Period.
4.6
Continuation of Term SOFR Loans. So long as no Default or Event of Default shall have occurred and be continuing, Borrower shall maintain a SOFR Loan as a SOFR Loan by selecting a new Term SOFR Interest Period for such SOFR Loan. Each new Term SOFR Interest Period selected under Section 2.2 shall commence on the last day of the immediately preceding Term SOFR Interest Period. Each selection of a new Term SOFR Interest Period shall be made by Borrower giving to Agent a written notice of Continuation not later than 1:00 p.m. on the day of any such Continuation. Such notice by Borrower of a Continuation shall be by telephone: or telecopy, confirmed immediately in writing if by telephone, in the form of a written notice of Continuation, specifying (i) the proposed date of such Continuation, (ii) the SOFR

Loans subject to such Continuation and (iii) the duration of the selected Term SOFR Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder. Each notice of Continuation shall be irrevocable by and binding on Borrower once given. Promptly after receipt of a notice of Continuation, Agent shall notify each applicable Lender by telecopy, or other similar form of transmission, of the proposed Continuation. If Borrower shall fail to select in a timely manner a new Term SOFR Interest Period for any such SOFR Loan in accordance with this Section 3.2(h), such Loan will automatically, on the last day of the current Term SOFR Interest Period therefor, continue as a SOFR Loan with the Term SOFR Interest Period previously selected by Borrower for such Loan. If an Unmatured Default or Event of Default shall have occurred and be continuing, such SOFR Loan will automatically, on the last day of the current Term SOFR Interest Period therefor, continue as a SOFR Loan with a one-month Term SOFR Interest Period.
Section 5.

FEES.
5.1
Non-Use Fee. Borrower agrees to pay to Agent for the account of each Lender (except as provided in Section 2.6) a non-use fee, for the period from the Restatement Effective Date to the Termination Date, at the Non-Use Fee Rate in effect from time to time of such Lender’s Pro Rata Share (as adjusted from time to time) of the difference between the Revolving Commitment and the average daily Revolving Outstandings during the period of calculation. Such non-use fee shall be payable in arrears on the last day of each calendar quarter and on the Termination Date for any period then ending for which such non-use fee shall not have previously been paid. The non-use fee shall be computed for the actual number of days elapsed on the basis of a year of 360 days.
5.2
Letter of Credit Fees.
(i)
Except as provided in Section 2.6, Borrower agrees to pay to Agent for the account of each Lender (except as provided in Section 2.6) a letter of credit fee for each Letter of Credit equal to the L/C Fee Rate in effect from time to time of such Lender’s Pro Rata Share (as adjusted from time to time) of the undrawn amount of such Letter of Credit (computed for the actual number of days elapsed on the basis of a year of 360 days); provided that, unless the Required Lenders otherwise consent, the rate applicable to each Letter of Credit shall be increased by 2% at any time that an Event of Default exists. Such letter of credit fee shall be payable in arrears on the last day of each calendar quarter and on the Termination Date (or such later date on which such Letter of Credit expires or is terminated) for the period from the date of the issuance of each Letter of Credit (or the last day on which the letter of credit fee was paid with respect thereto) to the date such payment is due or, if earlier, the date on which such Letter of Credit expired or was terminated.
(ii)
In addition, with respect to each Letter of Credit, except as provided in Section 2.6, Borrower agrees to pay to any Issuing Lender, for its own account, (i) such fees and expenses as such Issuing Lender customarily requires in connection with the issuance, negotiation, processing and/or administration of letters of credit in similar situations and (ii) a letter of credit fronting fee in the amount and at the times agreed to by Borrower and such Issuing Lender.
5.3
Agent’s Fees. Borrower agrees to pay to Agent such agent’s fees as are mutually agreed to from time to time by Borrower and Agent including the fees set forth in Agent Fee Letter.
Section 6.

REDUCTION OR TERMINATION OF THE REVOLVING COMMITMENT; PREPAYMENTS.
6.1
Reduction or Termination of the Revolving Commitment.
(a)
Voluntary Reduction or Termination of the Revolving Commitment. Borrower may from time to time on at least five (5) Business Days’ prior written notice received by Agent (which shall promptly advise each Lender thereof) permanently reduce the Revolving Commitment to an amount not less than the Revolving Outstandings plus the outstanding amount of all Swing Line Loans. Any such reduction shall be in an amount not less than $5,000,000 or a higher integral multiple of $1,000,000. Concurrently with any reduction of the Revolving Commitment to zero, Borrower shall pay all interest on the Revolving Loans, all non-use fees outstanding and all letter of credit fees and shall Cash Collateralize in full all obligations arising with respect to the Letters of Credit.
(b)
All Reductions of the Revolving Commitment. All reductions of the Revolving Commitment shall reduce the Commitments ratably among the Lenders according to their respective Pro Rata Shares.
6.2
Prepayments.
(a)
[Reserved]
(b)
Mandatory Prepayments.
(i)
If on any day the Revolving Outstandings plus the outstanding amount of Swing Line Loans exceeds the Borrowing Base, Borrower shall, as promptly as practicable and in any event within two (2) calendar days, first (i) prepay Revolving Loans and/or (ii) purchase additional Precious Metals or do a combination of the foregoing, and second Cash Collateralize the outstanding Letters of Credit, in an aggregate amount sufficient to eliminate such excess.
(ii)
If on any day on which the Revolving Commitment is reduced pursuant to Section 6.1 the Revolving Outstandings plus the outstanding amount of Swing Line Loans exceeds the Revolving Commitment, Borrower shall immediately first prepay Revolving Loans and second Cash Collateralize the outstanding Letters of Credit, in an aggregate amount sufficient to eliminate such excess.
6.3
Manner of Prepayments. Each voluntary partial prepayment shall be in a principal amount of $100,000 or a higher integral multiple of $50,000. Any partial prepayment of a Group of SOFR Loans shall be subject to the proviso to Section 2.2(c)(i). Any prepayment of a SOFR Loan bearing interest based on Term SOFR on a day other than the last day of a Term SOFR Interest Period therefor shall include interest on the principal amount being repaid and shall be subject to Section 8.4. Except as otherwise provided by this Agreement, all principal payments in respect of the Loans (other than the Swing Line Loans) shall be applied first, to repay outstanding Base Rate Loans, second to repay outstanding SOFR Loans bearing interest based on Daily Simple SOFR, and third to repay outstanding SOFR Loans bearing interest based on Term SOFR, in direct order of Term SOFR Interest Period maturities in the case of SOFR Loans bearing interest based on Term SOFR.
6.4
Repayments.
(a)
Revolving Loans. The Revolving Loans of each Lender shall be paid in full and the Revolving Commitment shall terminate on the Termination Date.
(b)
[Reserved]
(c)
Sale of Capital Securities. Concurrently with the receipt by any Loan Party of any Net Cash Proceeds from the sale of any Capital Securities in a direct or indirect Subsidiary of the Borrower, the Borrower shall repay the Revolving Outstandings in an amount equal to up to 100% of such Net Cash Proceeds.
Section 7.

MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES.
7.1
Making of Payments. All payments of principal or interest on the Note(s), and of all fees, shall be made by Borrower to Agent in immediately available funds at the office specified by Agent not later than noon, Chicago time, on the date due; and funds received after that hour shall be deemed to have been received by Agent on the following Business Day. Subject to Section 2.6, Agent shall promptly remit to each Lender its share of all such payments received in collected funds by Agent for the account of such Lender. All payments under Section 8.1 shall be made by Borrower directly to the Lender entitled thereto without setoff, counterclaim or other defense.
7.2
Application of Certain Payments.
(i)
So long as no Default or Event of Default has occurred and is continuing, (a) payments matching specific scheduled payments then due shall be applied to those scheduled payments and (b) voluntary and mandatory prepayments shall be applied as set forth in Sections 6.2 and 6.3. Concurrently with each remittance to any Lender of its share of any such payment, Agent shall advise such Lender as to the application of such payment.
(ii)
Notwithstanding anything to the contrary contained in this Agreement, if an Event of Default has occurred and is continuing Borrower hereby irrevocably waives the right to direct the application of payments received from or on behalf of Borrower, and Borrower hereby irrevocably agrees, as between Borrower on the one hand and

Agent and Lenders on the other, that Agent shall have the continuing exclusive right to apply any and all such payments against the Obligations as Agent may deem advisable excluding any previous entry by Agent in the loan account maintained by Agent with respect to the Loans or any other books and records.
(iii)
Following the occurrence and during the continuance of an Event of Default, but absent the occurrence and continuance of an Acceleration Event, Agent shall apply any and all payments received by Agent in respect of the Obligations, and any and all proceeds of Collateral received by Agent, to the Obligations in the following order: first, to all fees, costs, indemnities, liabilities, obligations and expenses incurred by or owing to Agent with respect to this Agreement, the other Loan Documents or the Collateral; second, to accrued and unpaid interest on Agent Advances; third, to Agent Advances; fourth, to all fees, costs, indemnities, liabilities, obligations and expenses incurred by or owing to any Lender or its Affiliates with respect to this Agreement, the other Loan Documents or the Collateral; fifth, to accrued and unpaid interest on all other Obligations; sixth, [Reserved]; seventh, ratably to the principal amount of all other Obligations then due and owing, to the Obligations owing to any Lender or its Affiliates in respect of any Hedging Obligations (to the extent such Hedging Obligations constitute Obligations then due and owing to any Lender) and to Cash Collateralize any then outstanding Letter of Credit Obligations and payment of related fees; eighth, to all other outstanding Obligations (other than those described in clauses ninth below); and ninth, to provide cash collateral to secure any contingent Obligations, including Obligations in respect of Hedging Obligations.
(iv)
Notwithstanding anything to the contrary contained in this Agreement, if an Acceleration Event shall have occurred, and so long as it continues, Agent shall apply any and all payments received by Agent in respect of the Obligations, and any and all proceeds of Collateral received by Agent, in the following order: first, to all fees, costs, indemnities, liabilities, obligations and expenses incurred by or owing to Agent with respect to this Agreement, the other Loan Documents or the Collateral; second, to accrued and unpaid interest on Agent Advances; third, to Agent Advances; fourth, to all fees, costs, indemnities, liabilities, obligations and expenses incurred by or owing to any Lender or its Affiliates with respect to this Agreement, the other Loan Documents or the Collateral; fifth, to accrued and unpaid interest on all other Obligations (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts); sixth, ratably to the principal amount of all other Obligations outstanding, to the Obligations owing to any Lender or its Affiliates in respect of any Hedging Obligations (to the extent such Hedging Obligations constitute Obligations then due and owing to any Lender), and to Cash Collateralize any and all Letter of Credit Obligations and future payment of related fees herein; and seventh, to all other outstanding Obligations and contingent Obligations.
(v)
Any balance remaining after giving effect to the applications set forth in this Section 7.2 shall be delivered to Borrower or to whoever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct. In carrying out any of the applications set forth in this Section 7.2, (i) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category and (ii) each of the Persons entitled to receive a payment or cash collateral in any particular category shall receive an amount equal to its pro rata share of amounts available to be applied pursuant thereto for such category.
(vi)
Agent is authorized (but not obligated) to, and at its sole election may, charge to the Revolving Loan balance on behalf of Borrower and cause to be paid all fees, expenses, costs (including insurance premiums in accordance with Section 10.3) and interest and principal, owing by Borrower under this Agreement or any of the other Loan Documents if and to the extent Borrower fails to promptly pay any such amounts as and when due, even if such charges would cause the balance of the aggregate Revolving Outstandings to exceed the Borrowing Base but not if such charges would cause the aggregate Advances to exceed the Revolving Commitment. Any charges so made shall, unless prohibited by Applicable Law, constitute part of the Revolving Loan hereunder and may be made regardless of whether the conditions set forth in Section 12.2 are then satisfied, including the existence of any Default or Event of Default either before or after giving effect thereto.
7.3
Due Date Extension. If any payment of principal or interest with respect to any of the Loans, or of any fees, falls due on a day which is not a Business Day, then such due date shall be extended to the immediately following Business Day (unless, in the case of a SOFR Loan bearing interest based on Daily Simple SOFR or Term SOFR, such immediately following Business Day is the first Business Day of a calendar month, in which case such due date shall be the immediately preceding Business Day, subject to any applicable Benchmark Conforming Changes) and, in the case of principal, additional interest shall accrue and be payable for the period of any such extension.
7.4
Setoff. Borrower and each other Loan Party, agrees that Agent and each Lender have all rights of set-off and bankers’ lien provided by Applicable Law, and in addition thereto, Borrower and each other Loan Party, agrees that at any time any Event of Default exists and is continuing, Agent and each Lender may apply to the payment of any Obligations of Borrower and each other Loan Party hereunder, whether or not then due, any and all balances, credits, deposits, accounts or moneys of Borrower and each other Loan Party then or thereafter with Agent or such Lender.
7.5
Proration of Payments. Except as provided in Section 2.6, if any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise), on account of (a) principal of or interest on any Loan (but excluding any payment pursuant to Section 8 or 15.6) or (b) its participation in any Letter of Credit in excess of its applicable Pro Rata Share of payments and other recoveries obtained by all Lenders on account of principal of and interest on the Loans (or such participation) then held by them, then such Lender shall purchase from the other Lenders such participations in the Loans (or sub-participations in Letters of Credit) held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery.

7.6
Advances by Agent. Each Lender shall make the amount of each borrowing to be made by it hereunder available to Agent in immediately available funds at Agent’s office not later than 11:00 a.m. (Chicago time) on the proposed date thereof. Agent will make all such funds so received available to Borrower in like funds, by wire transfer of such funds in accordance with the instructions provided in the applicable borrowing request. Unless Agent shall have been notified by any Lender prior to the specified date of borrowing that such Lender does not intend to make available to Agent the Loan to be made by such Lender on such date, Agent may assume that such Lender will make the proceeds of such Loan available to Agent on the date of the requested borrowing and Agent may (but shall not be obligated to), in reliance upon such assumption, make available to Borrower the amount of such Loan to be provided by such Lender and such Lender shall be liable to Agent for the amount of such advance. If such Lender does not pay such corresponding amount upon Agent’s demand therefor, Agent will promptly notify Borrower, and Borrower shall promptly pay such corresponding amount to Agent. Agent shall also be entitled to recover from the Lender or Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by Agent to Borrower to the date such corresponding amount is recovered by Agent at a per annum rate equal to (i) from Borrower at the applicable rate for such Loan as provided in Section 4.1 or (ii) from a Lender at the Federal Funds Rate. Subject to the terms of this Agreement, Borrower does not waive any claim that it may have against a Defaulting Lender.
7.7
Presumptions by Agent. Unless Agent shall have received notice from Borrower prior to the date on which any payment is due hereunder to Agent for the account of the applicable Lender that Borrower will not make such payment, Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders the amount due. In such event, if Borrower has not in fact made such payment, then each of the applicable Lenders severally agrees to repay to Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Agent, at the greater of the Federal Funds Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation.
7.8
Deductions by Agent. If any Lender shall fail to make any payment required to be made by it under this Agreement, then Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by Agent for the account of such Lender for the benefit of Agent to satisfy such Lender’s obligations to Agent, until all such unsatisfied obligations are fully paid or (ii) hold any such amounts in a segregated account as cash collateral for, and for application to, any future funding obligations of such Lender under this Agreement, in the case of each of clauses (i) and (ii) above, in any order as determined by Agent in its discretion.
7.9
Taxes.
(i)
All payments made by a Loan Party hereunder or under any Loan Documents shall be made without setoff, counterclaim, or other defense. To the extent permitted by Applicable Law, all payments hereunder or under the Loan Documents (including any payment of principal, interest, or fees) to, or for the benefit, of any person shall be made by the Loan Party free and clear of and without deduction or withholding for, or account of, any Taxes now or hereinafter imposed by any taxing authority.
(ii)
If a Loan Party shall be required by Applicable Law (as determined in the good faith discretion of an applicable Agent) to deduct any Taxes from or in respect of any sum payable to any Recipient hereunder or any other Loan Document: (i) such Loan Party shall make such deductions; (ii) such Loan Party shall pay the full amount deducted to the relevant taxing or other authority in accordance with Applicable Law; and (iii) if the Taxes are Indemnified Taxes, the sum payable shall be increased by the Loan Party as much as shall be necessary so that after making all the required deductions (including deductions applicable to additional sums payable under this Section 7.9), the Recipient receives an amount equal to the sum it should have received had no such deductions been made. In addition, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of Agent timely reimburse it for the payment of, any Other Taxes. As soon as practicable after any payment of Taxes by the Loan Parties to a Governmental Authority pursuant to this Section, Borrower shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent.
(iii)
The Loan Parties shall jointly and severally indemnify, and within ten (10) days of demand therefor, pay Agent and each other Recipient for the full amount of Indemnified Taxes and other liabilities, out-of-pocket expenses and costs related thereto (including without limitation, reasonable attorneys’ or tax advisors’ fees and disbursements and Taxes imposed on amounts received under this Section 7.9) that are paid by, or imposed on, Agent or such other Recipient (and any of their respective affiliates), whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A demand as to the amount of such payment or liability (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail) delivered to the Loan Parties by a Lender (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(iv)
To the extent permitted by Applicable Law, each Lender that is not a United States person within the meaning of Code Section 7701(a)(30) (a “Non-U.S. Participant”) shall deliver to Borrower and Agent on or prior to the Restatement Effective Date (or in the case of a Lender that is an Assignee, on the date of such assignment to such Lender) two accurate and complete original signed copies of IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY (or any successor or other applicable form prescribed by the IRS) certifying to such Lender’s entitlement to a complete exemption from, or a reduced rate in, United States federal withholding tax on interest payments to be made hereunder or any Loan. If a Lender that is a Non-U.S. Participant is claiming exemption from withholding on interest pursuant to Code Sections 871(h) or 881(c), the Lender shall deliver (along with two accurate and complete original signed copies of IRS Form W-8BEN or W-8BEN-E, as applicable) a certificate in form and substance reasonably acceptable to Agent (any such certificate, a “U.S. Tax Compliance Certificate”). In addition, each Lender that is a Non-U.S. Participant agrees that from time to time after the Restatement Effective Date, (or in the case of a Lender that is an Assignee, after the date of the assignment to such Lender), when a lapse in time (or change in circumstances occurs) renders the prior certificates hereunder obsolete or inaccurate in any material respect, such Lender shall, to the extent permitted under Applicable Law, deliver to Borrower and Agent two new and accurate and complete original signed copies of an IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY (or any successor or other applicable forms prescribed by the IRS), and if applicable, a new U.S. Tax Compliance Certificate, to confirm or establish the entitlement of such Lender or Agent to an exemption from, or reduction in, United States withholding tax on interest payments to be made hereunder or any Loan, or promptly notify Borrower and Agent in writing of its legal inability to do so. If a payment made to a Lender under this Agreement, whether made by any Loan Party or Agent, would be subject to United States federal withholding taxes imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Agent, at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Agent, such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Agent as may be necessary for Borrower and Agent to comply with their applicable obligations under FATCA, to determine that such Lender has or has not complied with the such Recipient’s obligations under FATCA, or to determine the amount to deduct and withhold from such payment.
(1)
Each Lender that is not a Non-U.S. Participant shall provide two properly completed and duly executed copies of IRS Form W-9 (or any successor or other applicable form) to Borrower and Agent certifying that such Lender is exempt from United States backup withholding tax. To the extent that a form provided pursuant to this Section 7.9 is rendered obsolete or inaccurate in any material respect as result of change in circumstances with respect to the status of a Lender, such Lender shall, to the extent permitted by Applicable Law, deliver to Borrower and Agent revised forms necessary to confirm or establish the entitlement to such Lender’s or Agent’s exemption from United States backup withholding tax or promptly notify Borrower and Agent in writing of its legal inability to do so.
(v)
Each Lender agrees to severally indemnify Agent and hold Agent harmless for the full amount of any and all present or future Taxes and related liabilities (including penalties, interest, additions to tax and expenses, and any Taxes imposed by any jurisdiction on amounts payable to Agent under this Section 7.9) which are imposed on or with respect to principal, interest or fees payable to such Lender hereunder and which are not paid by a Loan Party pursuant to this Section 7.9, whether or not such Taxes or related liabilities were correctly or legally asserted. This indemnification shall be made within 10 days from the date Agent makes written demand therefor. A demand as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Agent to the Lender from any other source against any amount due to Agent under this paragraph (e).
(vi)
If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes as to which it has been indemnified pursuant to this Section 7.9 (including by the payment of additional amounts pursuant to this Section 7.9), it shall, so long as no Event of Default is occurring, pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 7.9(vi) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 7.9(f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 7.9(f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(vii)
Each party’s obligations under this Section 7.9 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the Loan Documents, and the repayment, satisfaction or discharge of all other obligations under any Loan Document.
Section 8.

FUNDING LOSSES; REPLACEMENT OF LENDERS.

8.1
Increased Costs.
(i)
If any Change in Law shall: (i) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in

Regulation D)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender, (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender any other condition, out of pocket cost or expense (other than Taxes) directly affecting this Agreement or Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan outstanding, or to increase the out of pocket cost to such Lender, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or other Recipient, accompanied by a statement setting forth the basis for such request and a calculation of the amount thereof in reasonable detail, Borrower will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered, not otherwise offset or reduced by any savings realized by such Change in Law.
(ii)
If any Lender reasonably determines that any Change in Law regarding capital adequacy or liquidity requirements affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a direct result of and to the extent of Lender’s obligations hereunder, to a level below that which such Lender or such controlling Person could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity requirements), by an amount deemed by Lender or such controlling Person to be material, then from time to time, upon demand by Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail), Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling Person for any such reduction actually suffered, so long as such amounts have accrued on or after the day which is nine months prior to the date on which the Lender first made demand therefore, (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).
8.2
Inability to Determine Rates. Subject to Section 15.24, (i) if Agent determines (which determination shall be conclusive and binding absent manifest error) that “Daily Simple SOFR” cannot be determined pursuant to the definition thereof, or “Term SOFR” cannot be determined pursuant to the definition thereof on or prior to the first day of any Term SOFR Interest Period, or (ii) Agent or Required Lenders (by notice to Agent) determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Daily Simple SOFR or Term SOFR for any requested Term SOFR Interest Period, as applicable, does not adequately and fairly reflect the cost of funding such Loan, Agent will promptly so notify the Borrower and each Lender. Upon notice thereof by Agent to Borrower, any obligation of the Lenders to make or continue SOFR Loans shall be suspended (to the extent of the affected SOFR Loans or the affected Term SOFR Interest Periods) until Agent revokes such notice. Upon receipt of such notice, (A) Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or the affected Term SOFR Interest Periods) or, failing that, Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (B) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Term SOFR Interest Period. Upon any such conversion, Borrower shall also pay any additional amounts required pursuant to Section 8.4.
8.3
Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to SOFR, or to determine or charge interest rates based upon SOFR, then, upon notice thereof by such Lender to Borrower (through Agent), any obligation of such Lender to make or continue SOFR Loans or to convert Base Loans to SOFR Loans shall be suspended, in each case until such Lender notifies Agent and Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, Borrower shall, upon demand from such Lender (with a copy to Agent), prepay or, if applicable, convert all SOFR Loans of such Lender to Base Rate Loans. Upon any such prepayment or conversion, Borrower shall also pay any additional amounts required pursuant to Section 8.4.
8.4
Compensation for Losses. In the event of (a) the payment of any principal of any SOFR Loan or the conversion of any SOFR Loan other than on the payment date therefor (including as a result of an Event of Default) or the last day of the Term SOFR Interest Period applicable thereto (including as a result of an Event of Default), or (b) the failure to convert, continue or prepay any SOFR Loan on the date specified in any notice delivered pursuant hereto, then, in any such event, Borrower shall compensate each Lender for any net loss, out of pocket cost and expense directly attributable to such event. A certificate of any Lender setting forth the basis for any amount or amounts that such Lender is entitled to receive pursuant to this Section, accompanied by a statement setting for the basis for the amount being claimed, shall be delivered to Borrower and shall be conclusive absent manifest error. Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.
8.5
[Reserved]
8.6
[Reserved]
8.7
Mitigation of Circumstances; Replacement of Lenders.
(i)
Each Lender shall promptly notify Borrower and Agent of any event of which it has knowledge which will result in, and will use reasonable commercial efforts available to it (and not, in such Lender’s sole judgment, otherwise disadvantageous to such Lender) to mitigate or avoid, (i) any obligation by Borrower to pay any amount pursuant to Sections 7.9 or 8.1 or (ii) the occurrence of any circumstances described in Sections 8.2 or 8.3 (and, if any Lender has given notice of any such event described in clause (i) or (ii) above and thereafter such event ceases to exist, such Lender shall promptly so notify Borrower and Agent). Without limiting the foregoing, each Lender will designate a different funding office if such designation will avoid (or reduce the cost to Borrower of) any event described in clause (i) or (ii) above and such designation will not, in such Lender’s sole judgment, be otherwise disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable out-of-pocket costs and expenses incurred by any Lender in connection with any such designation or assignment.
(ii)
If (i) Borrower becomes obligated to pay additional amounts to any Lender pursuant to Sections 7.9 or 8.1, or any Lender gives notice of the occurrence of any circumstances described in Sections 8.2 or 8.3 and in each case, such Lender has declined or is unable to designate a different lending office in accordance with paragraph (a) of this Section 8.7, (ii) any Lender becomes a Defaulting Lender or (iii) any Lender becomes a Non-Consenting Lender pursuant to Section 15.1, then Borrower may, at its sole expense and effort, upon notice to such Lender and Agent, designate another bank which is acceptable to Agent and the Issuing Lender in their reasonable discretion (such other bank being called a “Replacement Lender”) to purchase the Loans of such Lender, such Lender’s rights hereunder (other than its existing rights to payments pursuant to Section 7.9 or Section 8.1), and obligations under this Agreement and the related Loan Documents, without recourse to or warranty by, or expense to, such Lender, provided that: (A) the purchase price is equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans and all accrued but unpaid fees owed to such Lender and any other amounts payable to such Lender under this Agreement (including any amounts under Section 8.4), and to assume all the obligations of such Lender hereunder, and, upon such purchase and assumption (pursuant to an Assignment Agreement), such Lender shall no longer be a party hereto or have any rights hereunder (other than rights with respect to indemnities and similar rights applicable to such Lender prior to the date of such purchase and assumption) and shall be relieved from all obligations to Borrower hereunder, and the Replacement Lender shall succeed to the rights and obligations of such Lender hereunder; (B) in the case of any such purchase resulting from a claim for compensation under Section 7.9 or Section 8.1, such purchase will result in a reduction in such compensation or payments thereafter; (C) such purchase does not conflict with Applicable Law; and (D) in the case of any purchase resulting from a Lender becoming a Non-Consenting Lender, the Replacement Lender shall have consented to the applicable amendment, waiver, or consent.
(iii)
A Lender shall not be required to make any such purchase or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such purchase and delegation cease to apply.
(iv)
Notwithstanding anything in this Section to the contrary, (i) any Lender that acts as an Issuing Lender may not be replaced hereunder at any time it has any Letter of Credit outstanding hereunder unless arrangements satisfactory to such Lender (including the furnishing of a back-up standby Letter of Credit in form and substance, and issued by an issuer, reasonably satisfactory to such Issuing Lender or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to Issuing Lender) have been made with respect to such outstanding Letter of Credit and (ii) the Lender that acts as Agent may not be replaced hereunder except in accordance with the terms of Section 14.10.
8.8
Conclusiveness of Statements; Survival of Provisions. Determinations and statements of any Lender pursuant to the foregoing provisions of this Sections 8 shall be conclusive absent demonstrable error. Lenders may use reasonable averaging and attribution methods in determining compensation under Sections 8.1 and 8.4, and the provisions of such Sections shall survive repayment of the Obligations, cancellation of any Note(s), expiration or termination of the Letters of Credit and termination of this Agreement.
Section 9.

REPRESENTATIONS AND WARRANTIES.

To induce Agent and the Lenders to enter into this Agreement and to induce the Lenders to make Loans and participate in Letters of Credit hereunder and the Issuing Lenders to issue Letters of Credit hereunder, each Loan Party represents and warrants to Agent and the Lenders that:

9.1
Organization. Each Loan Party is validly existing and in good standing under the laws of its jurisdiction of organization; and each Loan Party is duly qualified to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect.
9.2
Authorization; No Conflict. Each Loan Party is duly authorized to execute and deliver each Loan Document to which it is a party, Borrower is duly authorized to borrow monies hereunder and each Loan Party is duly authorized to perform its Obligations under each Loan Document to which it is a party. The execution, delivery and performance by each Loan Party of each Loan Document to which it is a party, and the borrowings by Borrower hereunder, do not and will not (a) require any consent or approval of any Governmental Authority (other than any consent or approval which has been obtained and is in full force and effect), (b) conflict with (i) any provision of law, (ii) the charter, by-laws or other organizational documents of any Loan Party or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties or (c) require, or result in, the creation or imposition of any Lien on any asset of any Loan Party (other than Liens in favor of Agent created pursuant to the Collateral Documents).
9.3
Validity and Binding Nature. Each of this Agreement and each other Loan Document to which any Loan Party is a party is the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

9.4
Financial Condition. The audited consolidated financial statements of Borrower and its Subsidiaries as at Borrower’s Fiscal Year end, June 30, 2024, and the unaudited consolidated financial statements of Borrower and the Subsidiaries as at May 31, 2025, copies of each of which have been delivered to each Lender, were prepared in accordance with GAAP (subject, in the case of such unaudited statements, to the absence of footnotes and to normal year-end adjustments) and present fairly the consolidated financial condition of Borrower and its Subsidiaries as at such dates and the results of their operations for the periods then ended.
9.5
No Material Adverse Change. Since Borrower’s Fiscal Year ending on June 30, 2024, there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Loan Parties taken as a whole.
9.6
Litigation and Contingent Liabilities. No litigation (including derivative actions), arbitration proceeding or governmental investigation or proceeding is pending or, to any Loan Party’s knowledge, threatened against any Loan Party which could reasonably be expected to have a Material Adverse Effect, except as set forth in Schedule 9.6. Other than any liability incident to such litigation or proceedings, no Loan Party has any material contingent liabilities not listed on Schedule 9.6 or permitted by Section 11.1.
9.7
Ownership of Properties; Liens. Each Loan Party owns good and, in the case of real property, marketable title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges and claims (including infringement claims with respect to patents, trademarks, service marks, copyrights and the like) except as permitted by Section 11.2. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except filings evidencing Permitted Liens.
9.8
Equity Ownership; Subsidiaries. All issued and outstanding Capital Securities of each Loan Party are duly authorized and validly issued, fully paid, non-assessable, and free and clear of all Liens other than those in favor of Agent, and such securities were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Schedule 9.8 sets forth the issued authorized Capital Securities of each Loan Party as of the Restatement Effective Date. As of the Restatement Effective Date, except as set forth on Schedule 9.8, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights or other similar agreements or understandings for the purchase or acquisition of any Capital Securities of any Loan Party.
9.9
Employee Benefit Plans. No Loan Party maintains or is the sponsor of any Pension Plan, including any Multi-Employer Pension Plan.
9.10
Investment Company Act. No Loan Party is an “investment company” or a company “controlled” by an “investment company” or a “subsidiary” of an “investment company,” within the meaning of the Investment Company Act of 1940.
9.11
Compliance with Laws. Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all laws and all orders, writs,

injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
9.12
Regulation U. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.
9.13
Taxes. Each Loan Party has timely filed all Tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges due and payable with respect to such return or otherwise owing by a Loan Party, except any such Taxes which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books and such proceedings stay the enforcement and collection upon any Lien for such Taxes. The Loan Parties have made adequate reserves on their books and records in accordance with GAAP for all Taxes that have accrued but which are not yet due and payable. No Loan Party has participated in any transaction that relates to a year of the taxpayer (which is still open under the applicable statute of limitations) which is a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2) (irrespective of the date when the transaction was entered into).
9.14
Solvency, etc. On the Restatement Effective Date, and immediately prior to and after giving effect to the issuance of each Letter of Credit and each borrowing hereunder and the use of the proceeds thereof, with respect to each Loan Party, individually, (a) the fair value of its assets is greater than the amount of its liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated in accordance with GAAP, (b) the present fair saleable value of its assets is not less than the amount that will be required to pay the probable liability on its debts as they become absolute and matured, (c) it is able to realize upon its assets and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business, (d) it does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature and (e) it is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which its property would constitute unreasonably small capital.
9.15
Environmental Matters. The on-going operations of each Loan Party comply in all respects with all Environmental Laws, except such non-compliance which could not (if enforced in accordance with Applicable Law) reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. Each Loan Party has obtained, and maintained in good standing, all licenses, permits, authorizations, registrations and other approvals required under any Environmental Law and required for their respective ordinary course operations, and for their reasonably anticipated future operations, and each Loan Party is in compliance with all terms and conditions thereof, except where the failure to do so could not reasonably be expected to result in material liability to any Loan Party and could not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. No Loan Party or any of its properties or operations is subject to, or reasonably anticipates the issuance of, any written order from or agreement with any Governmental Authority, nor subject to any judicial or docketed administrative or other proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Substance. There are no Hazardous Substances or other conditions or circumstances existing with respect to any property, arising from operations prior to the Restatement Effective Date, or relating to any waste disposal, of any Loan Party that would reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. No Loan Party has any underground storage tanks that are not properly registered or permitted under applicable Environmental Laws or that at any time have released, leaked, disposed of or otherwise discharged Hazardous Substances.
9.16
Insurance. Set forth on Schedule 9.16 is a complete and accurate summary of the property and casualty insurance program of the Loan Parties as of the Restatement Effective Date (including the names of all insurers, policy numbers, expiration dates, amounts and types of coverage, annual premiums, exclusions, deductibles, self-insured retention, and a description in reasonable detail of any self-insurance program, retrospective rating plan, fronting arrangement or other risk assumption arrangement involving any Loan Party). Each Loan Party and its properties are insured with financially sound and reputable insurance companies which are not Affiliates of the Loan Parties, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Loan Parties operate.
9.17
Real Property. Set forth on Schedule 9.17 is a complete and accurate list, as of the Restatement Effective Date, of the address of all real property owned or leased by any Loan Party, together with, in the case of leased property, the name and mailing address of the lessor of such property.
9.18
Information. All information heretofore or contemporaneously herewith furnished in writing by any Loan Party to Agent or any Lender for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of any Loan Party to Agent or any Lender pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which made (it being recognized by Agent and the Lenders that any projections and forecasts provided by Borrower are based on good faith estimates and assumptions believed by Borrower to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results).
9.19
Intellectual Property. Each Loan Party owns and possesses or has a license or other right to use all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights as are necessary for the conduct of the businesses of the Loan Parties, without any infringement upon rights of others which could reasonably be expected to have a Material Adverse Effect.

9.20
Burdensome Obligations. No Loan Party is a party to any agreement or contract or subject to any restriction contained in its organizational documents which could reasonably be expected to have a Material Adverse Effect.
9.21
Labor Matters. Except as set forth on Schedule 9.21, no Loan Party is subject to any labor or collective bargaining agreement. There are no existing or threatened strikes, lockouts or other labor disputes involving any Loan Party that singly or in the aggregate could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of the Loan Parties are not in violation of the Fair Labor Standards Act or any other Applicable Law, rule or regulation dealing with such matters.
9.22
Patriot Act; Sanctions; Anti-Corruption; Anti-Money Laundering; Beneficial Ownership.
(a)
Patriot Act. To the extent applicable, each of Borrower and its Subsidiaries is in compliance in all material respects with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), and any other enabling legislation or executive order relating thereto, and (ii) the Patriot Act.
(b)
Sanctioned Persons. None of Borrower, any of its Subsidiaries or, to the knowledge of Borrower, any director, officer, employee, agent or Affiliate of Borrower or any of its Subsidiaries is an individual or entity (“Person”) that is, or is owned or controlled by Persons that are: (i) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, the Hong Kong Monetary Authority, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions (including, as of the Restatement Effective Date, the Crimea, Donetsk, and Luhansk regions of Ukraine, Cuba, Iran, North Korea, Russia and Syria).
(c)
Dealings with Sanctioned Persons. For the past five years, neither Borrower nor any of Borrower’s Subsidiaries have knowingly engaged in, or is now knowingly engaged in any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was, or whose government is or was, the subject of Sanctions.
(d)
Anti-Corruption Laws. Borrower, its Subsidiaries and their respective directors, officers and employees and, to the knowledge of each Borrower, the agents of Borrower and its Subsidiaries, are in compliance with the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) and any other applicable anti-corruption law (including the United Kingdom Bribery Act of 2010, as amended) in all material respects. Borrower and its Subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance with applicable Sanctions, the FCPA, and any other applicable anti-corruption laws.

(e)
Anti-Money Laundering Laws. Borrower and each of its Subsidiaries is in compliance in all respects with all laws related to terrorism or money laundering (“Anti‑Money Laundering Laws”) including: (i) all applicable requirements of the Currency and Foreign Transactions Reporting Act of 1970 (31 U.S.C. 5311 et.seq., (the Bank Secrecy Act)), as amended by Title III of the USA Patriot Act, (ii) the Trading with the Enemy Act, (iii) Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (66 Fed. Reg. 49079), any other enabling legislation, executive order or regulations issued pursuant or relating thereto and (iv) other applicable federal or state laws relating to “know your customer” or anti‑money laundering rules and regulations. No action, suit or proceeding by or before any court or Governmental Authority with respect to compliance with such Anti‑Money Laundering Laws is pending or threatened against any Loan Party or any Subsidiary of a Loan Party.
9.23
Certificate of Beneficial Ownership. As of the Restatement Effective Date, the information contained in the Certificate of Beneficial Ownership is true, correct and complete.
Section 10.

AFFIRMATIVE COVENANTS.

Until the expiration or termination of the Commitments and thereafter until all Obligations hereunder and under the other Loan Documents are paid in full and all Letters of Credit have been terminated, each Loan Party agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

10.1
Reports, Certificates and Other Information. Furnish to Agent (on behalf of and for distribution to each Lender):
(a)
Annual Report. Promptly when available and in any event within 90 days after the close of each Fiscal Year: (a) a copy of the annual audit report of Borrower and its Subsidiaries for such Fiscal Year, including therein consolidated balance sheets and statements of earnings and cash flows of Borrower and its Subsidiaries as at the end of such Fiscal Year, certified without adverse reference to going concern value and without qualification by independent auditors of recognized standing selected by Borrower and reasonably acceptable to Agent; and (b) a consolidating balance sheet of Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidating statement of earnings and consolidated statement of cash flows for Borrower and its Subsidiaries for such Fiscal Year, certified by a Senior Officer of Borrower.
(b)
Interim Reports. Promptly when available and in any event within 30 days after the end of each month (or 60 days after June 30 of each year, preliminary, subject to completion of year end audit), consolidated and consolidating balance sheets of Borrower and its Subsidiaries as of the end of such month, together with consolidated and consolidating statements of earnings, and on a quarterly basis, a consolidated statement of cash flows for the period beginning with the first day of such Fiscal Year and ending on the last day of each calendar quarter.
(c)
Compliance Certificates. Contemporaneously with the furnishing of a copy of each annual audit report pursuant to Section 10.1(a) and each set of statements provided on the third month of each fiscal quarter pursuant to Section 10.1(b), a duly completed Compliance Certificate in the form of Exhibit B, with appropriate insertions, dated the date of such annual report or such interim statements and signed by a Senior Officer of Borrower, containing a computation of each of the financial ratios and restrictions set forth in Section 11.14 and to the effect that such Senior Officer has not become aware of any Default or Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it.
(d)
Reports to the SEC and to Shareholders. Promptly upon the filing or sending thereof, make available on its website, copies of all regular, periodic or special reports of any Loan Party filed with the SEC; copies of all registration statements of any Loan Party filed with the SEC (other than on Form S-8); and copies of all proxy statements or other communications made to security holders generally.
(e)
Notice of Default, Litigation, and other Matters. Promptly upon becoming aware of any of the following, written notice describing the same and the steps being taken by the applicable Loan Party or the Subsidiary affected thereby with respect thereto:
(i)
the occurrence of a Default or an Event of Default;
(ii)
any litigation, arbitration or governmental investigation or proceeding not previously disclosed by any Loan Party to the Lenders which has been instituted or, to the knowledge of any Loan Party, is threatened against any Loan Party or to which any of the properties of any thereof is subject which might reasonably be expected to have a Material Adverse Effect;
(iii)
any cancellation or material change in any insurance maintained by any Loan Party; or
(iv)
any other event, to Borrower’s knowledge, (including (i) any violation of any Environmental Law or the assertion of any Environmental Claim or (ii) the enactment or effectiveness of any law, rule or regulation) which might reasonably be expected to have a Material Adverse Effect.
(f)
Borrowing Base Certificates.
(i)
By the third Business Day of each week, (a) a Borrowing Base Certificate dated as of the end of the immediately preceding week and executed by a Senior Officer of Borrower on behalf of Borrower, and (b) a detailed report of Numismatic Inventory owned by any Loan Party; and
(ii)
Within 10 Business Days after the end of each month, a Borrowing Base Certificate dated as of the end of such month and executed by a Senior Officer of Borrower on behalf of Borrower together with all Borrowing Base Supporting Documentation (provided that (a) Borrower may deliver a Borrowing Base Certificate more frequently if it chooses and (b) at any time an Event of Default exists, Agent may require Borrower to deliver Borrowing Base Certificates more frequently).

(iii)
In connection with a Permitted Receivables Disposition, a Borrowing Base Certificate, dated as of the date of the applicable Permitted Receivables Disposition, and giving proforma effect to such sale.
(g)
Projections. As soon as practicable, and in any event not later than 45 days after the commencement of each Fiscal Year, projections for Borrower and its Subsidiaries for such Fiscal Year (including monthly operating and cash flow budgets) prepared in a manner consistent with the projections delivered by Borrower to Agent prior to the Restatement Effective Date or otherwise in a manner reasonably satisfactory to Agent, accompanied by a certificate of a Senior Officer of Borrower on behalf of Borrower to the effect that (a) such projections were prepared by Borrower in good faith, (b) Borrower has a reasonable basis for the assumptions contained in such projections and (c) such projections have been prepared in accordance with such assumptions.
(h)
Subordinated Debt Notices. Promptly following receipt, copies of any notices (including notices of default or acceleration) received from any holder or trustee of, under or with respect to any Subordinated Debt.
(i)
Updated Schedules. Contemporaneously with the furnishing of each annual audit report pursuant to Section 10.1(a), updated versions of Schedule 9.8 and Schedule 9.17 showing information as of the date of such audit report (it being agreed and understood that this requirement shall be in addition to the other notice and delivery requirements set forth herein).
(j)
Certificate of Beneficial Ownership. (a) Promptly after any change in the individual(s) identified as a beneficial owner in the Certificate of Beneficial Ownership and in no event later than contemporaneously with the next scheduled delivery of financial statements pursuant to Sections 10.1(a) or 10.1(b), an updated Certificate of Beneficial Ownership in form and substance acceptable to Agent and, (b) promptly from time to time, such other information and documentation related to compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation, as any Lender or Agent may reasonably request.
(k)
Other Information. Promptly from time to time, such other information (including, without limitation, business or financial data, reports, appraisals and projections) concerning the Loan Parties, their properties or business, as any Lender or Agent may reasonably request.
10.2
Books, Records and Inspections. Keep its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP; permit any Lender or Agent or any representative thereof to inspect the properties and operations of the Loan Parties; and permit, at any reasonable time and with reasonable prior written notice (or at any time without notice if an Event of Default exists), any Lender or Agent or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and each Loan Party hereby authorizes such independent auditors to discuss such financial matters with any Lender or Agent or any representative thereof), and to examine (and, at the expense of the Loan Parties, photocopy extracts from) any of its books or other records; and permit Agent and its representatives to inspect the Inventory and other tangible assets of the Loan Parties, to perform appraisals of the equipment of the Loan Parties, and to inspect, audit, check and make copies of and extracts from the books, records, computer data, computer programs, journals, orders, receipts, correspondence and other data relating to Inventory, Accounts and any other collateral. All such inspections or audits by Agent shall be at Borrower’s expense; provided that so long as no Default or Event of Default exists, Borrower shall not be required to reimburse Agent for inspections or audits in an amount exceeding $50,000 in the aggregate more frequently than once each Fiscal Year.
10.3
Maintenance of Property; Insurance.
(i)
Keep all property useful and necessary in the business of the Loan Parties in good working order and condition, ordinary wear and tear excepted.
(ii)
Maintain, with responsible insurance companies, such insurance coverage as may be required by any law or governmental regulation or court decree or order applicable to it and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated, but which shall insure against all risks and liabilities of the type identified on Schedule 9.16 and shall have insured amounts no less than, and deductibles no higher than, those set forth on such schedule; and, upon request of Agent or any Lender, furnish to Agent or such Lender original or electronic copies of policies evidencing such insurance, and a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by the Loan Parties. Borrower shall cause each issuer of an insurance policy to provide Agent with an endorsement (i) showing Agent as lender loss payee with respect to each policy of property or casualty insurance and naming Agent as an additional insured with respect to each policy of liability insurance, (ii) providing that 30 days’ (except for non-payment of premium, in which case a 10 days’) notice will be given to Agent prior to any cancellation of, material reduction or change in coverage provided by or other material modification to such policy and (iii) reasonably acceptable in all other respects to Agent. Each Loan Party shall execute and deliver to Agent a collateral assignment, in form and substance satisfactory to Agent, of each business interruption insurance policy maintained by such Loan Party.
(iii)
UNLESS BORROWER PROVIDES AGENT WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS AGREEMENT, AGENT MAY, UPON TWO BUSINESS DAYS PRIOR WRITTEN NOTICE, PURCHASE INSURANCE AT BORROWER’S EXPENSE TO PROTECT AGENT’S AND THE LENDERS’ INTERESTS IN THE COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT ANY LOAN PARTY’S INTERESTS. THE COVERAGE THAT AGENT PURCHASES MAY NOT PAY ANY CLAIM THAT IS MADE AGAINST ANY LOAN PARTY IN CONNECTION WITH THE COLLATERAL. BORROWER MAY LATER CANCEL ANY INSURANCE PURCHASED BY AGENT, BUT ONLY AFTER PROVIDING AGENT WITH EVIDENCE THAT BORROWER HAS OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT. IF AGENT PURCHASES INSURANCE FOR THE COLLATERAL, BORROWER

WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES THAT MAY BE IMPOSED WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO THE PRINCIPAL AMOUNT OF THE LOANS OWING HEREUNDER. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF THE INSURANCE THE LOAN PARTIES MAY BE ABLE TO OBTAIN ON THEIR OWN.
10.4
Compliance with Laws; Payment of Taxes and Liabilities. (a) Comply in all material respects with all Applicable Laws, rules, regulations, decrees, orders, judgments, licenses and permits, except where failure to comply could not reasonably be expected to have a Material Adverse Effect; (b) without limiting clause (a) above, ensure that no person who owns a controlling interest in or otherwise controls a Loan Party is or shall be (i) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (ii) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, (c) without limiting clause (a) above, comply with all applicable Bank Secrecy Act (“BSA”) and anti-money laundering laws and regulations and (d) pay, and cause each other Loan Party to pay, prior to delinquency, all Taxes and other governmental charges against it or any of its property, as well as claims of any kind which, if unpaid, could become a Lien on any of its property; provided that the foregoing shall not require any Loan Party to pay any such tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP and, in the case of a claim which could become a Lien on any collateral, such contest proceedings shall stay the foreclosure of such Lien or the sale of any portion of the collateral to satisfy such claim.
10.5
Maintenance of Existence, etc. Maintain and preserve (subject to Section 11.5) (a) its existence and good standing in the jurisdiction of its organization and (b) its qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary (other than such jurisdictions in which the failure to be qualified or in good standing could not reasonably be expected to have a Material Adverse Effect).
10.6
Use of Proceeds. Use the proceeds of the Loans, and the Letters of Credit, solely for working capital purposes, to refinance the Debt of Borrower and its Subsidiaries, for discretionary distributions and regular quarterly distributions to the holders of the Capital Securities in Borrower and discretionary redemptions of its Capital Securities each as permitted under Section 11.4, for Capital Expenditures and for other general business purposes, including for clarity, Acquisitions and Investments permitted under Section 11.11(xv). No part of the proceeds of the Loan will be (i) used for the purpose of purchasing or acquiring any “margin stock” within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System, or to reduce or retire any obligation originally incurred to purchase any margin stock, or for any other purpose which would be inconsistent with such Regulations T, U or X or any other Regulations of such Board of Governors; (ii) used, lent, contributed or otherwise made available to any Person (x) to fund any activities of business of or with any Person, or in any country or territory, that at the time of such funding is the subject of Sanctions, or (y) in any manner that would result in a violation of Sanctions by any Person or (z) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any other applicable anti-corruption law; or (iii) used for any purposes prohibited by any Applicable Laws or by the terms and conditions of this Agreement or any other Loan Document. Borrower does not own any margin stock (as so defined).
10.7
[Reserved]
10.8
Environmental Matters. If any release or threatened release or other disposal of Hazardous Substances shall occur or shall have occurred on any real property or any other assets of any Loan Party, cause the prompt containment and removal of such Hazardous Substances and the remediation of such real property or other assets as necessary to comply with all Environmental Laws and to preserve the value of such real property or other assets. Without limiting the generality of the foregoing, each Loan Party shall comply with any Federal or state judicial or administrative order requiring the performance at any real property of any Loan Party of activities in response to the release or threatened release of a Hazardous Substance. To the extent that the transportation of Hazardous Substances is permitted by this Agreement, each Loan Party shall, and shall cause its Subsidiaries to, dispose of such Hazardous Substances, or of any other wastes, only at licensed disposal facilities operating in compliance with Environmental Laws.
10.9
Further Assurances. Take such actions as are necessary or as Agent or the Required Lenders may reasonably request from time to time to ensure that the Obligations of each Loan Party under the Loan Documents are secured by a first priority perfected Lien in favor of Agent (subject to Permitted Liens) on substantially all of the assets of Borrower and each Loan Party (as well as all Capital Securities of each Subsidiary) and guaranteed by each Loan Party (including, within forty-five (45) days of the acquisition or creation thereof, any Subsidiary acquired or created after the Restatement Effective Date), in each case as Agent may determine, including (a) the execution and delivery of guaranties, security agreements, pledge agreements, mortgages, deeds of trust, financing statements and other documents, and the filing or recording of any of the foregoing and (b) the delivery of certificated securities and other Collateral with respect to which perfection is obtained by possession.
10.10
Deposit Accounts. Unless Agent otherwise consents in writing, in order to facilitate Agent’s and the Lenders’ maintenance and monitoring of their security interests in the collateral, maintain all of their principal deposit accounts with Agent other than Exempt Accounts. Foreign Subsidiaries shall be permitted to have up to $500,000 on deposit in Exempt Accounts; provided that the Loan Parties shall not permit any Foreign Subsidiary to create or permit to exist any Lien on any of its Exempt Accounts.
10.11
CFC Documents; Stack’s Auction Advance Documents; CFC Canada Documents.

(a)
With respect to each Eligible CFC Loan, the Borrower shall (i) deposit or cause Collateral Finance Corporation to deposit all CFC Collateral with a CFC Approved Depository, which CFC Approved Depository shall execute and deliver to Agent a Depository Agreement, provided, that any single coin valued at $1,000,000 or more that constitutes CFC Collateral shall be stored at the A-M Global Logistics Las Vegas, Nevada facility (in its capacity as a CFC Approved Depository), (ii) insure or cause Collateral Finance Corporation to insure all CFC Collateral in amounts and coverages acceptable to Agent, which insurance policy shall name Agent on behalf of the Lenders, as lender loss payee, (iii) comply and cause Collateral Finance Corporation to comply with all of the terms and conditions of each CFC Assignment, Borrower Assignment, and each other CFC Loan Document, (iv) other than in respect of CFC Acquired Loans, deliver to Agent (upon request by Agent), a UCC search with respect to each CFC Borrower indicating that no Liens cover the applicable CFC Collateral except in favor of Collateral Finance Corporation, the Borrower or Agent, together with a copy of the UCC-1 Financing Statement filed by Collateral Finance Corporation with respect to each CFC Borrower, (v) deliver and cause Collateral Finance Corporation to deliver to Agent and the Lenders at the time of the delivery of each Borrowing Base Certificate a supplement thereto (in form acceptable to Agent and the Lenders) with respect to the CFC Collateral and CFC Loans, (vi) from time to time, at Agent’s request, make such revisions to the CFC Loan Documents as Agent shall reasonably request, (vii) other than in respect of CFC Acquired Loans, execute and deliver or cause Collateral Finance Corporation to execute and deliver to Agent (promptly upon request by Agent) the originally executed CFC Note together with the applicable originally executed CFC Allonge and (viii) within thirty (30) days prior to funding each CFC Loan (other than CFC Acquired Loans) or, within thirty (30) days prior to the acquisition of each CFC Acquired Loan, in each case, of $250,000 or more, conduct and document valuations of all Numismatic Collateral coins and/or Semi-Numismatic Collateral coins securing such CFC Loan, and provide copies of such documentation upon request by Agent or any independent collateral examiner.
(b)
With respect to each Eligible Stack’s Auction Advance included in the Borrowing Base, the Borrower shall (i) deposit or cause Stack’s-Bowers or SBG Finance to deposit all Stack’s Auction Advance Collateral with a CFC Approved Depository (which, for the avoidance of doubt, shall include Stack’s-Bowers’ Costa Mesa, California facility in its capacity as a CFC Approved Depository), which CFC Approved Depository shall execute and deliver to Agent a Depository Agreement, provided, that any single coin valued at $1,000,000 or more that constitutes Stack’s Auction Advance Collateral shall be stored at either the A-M Global Logistics Las Vegas, Nevada facility (in its capacity as a CFC Approved Depository) or Stack’s-Bowers’ Costa Mesa, California facility (in its capacity as a CFC Approved Depository), (ii) insure or cause Stack’s-Bowers or SBG Finance to insure all Stack’s Auction Advance Collateral in amounts and coverages acceptable to Agent, which insurance policy shall name Agent on behalf of the Lenders, as lender loss payee, (iii) comply and cause Stack’s-Bowers and SBG Finance to comply with all of the terms and conditions of each Stack’s Auction Advance Document and, in the case of any Stack’s Auction Advance in the original principal amount of $1,000,000 or more, each Stack’s Auction Advance Assignment and Borrower Assignment, (iv) in the case of any Stack’s Auction Advance in the original principal amount of $1,000,000 or more, deliver to Agent (upon request by Agent), a UCC search with respect to each Stack’s Auction Advance Consignor indicating that no Liens cover the applicable Stack’s Auction Advance Collateral except in favor of SBG Finance, the Borrower or Agent, together with a copy of the UCC-1 Financing Statement filed by SBG Finance with respect to each Stack’s Auction

Advance Consignor, (v) deliver and cause Stack’s-Bowers or SBG Finance to deliver to Agent and the Lenders at the time of the delivery of each Borrowing Base Certificate a supplement thereto (in form acceptable to Agent and the Lenders) with respect to the Stack’s Auction Advance Collateral and Stack’s Auction Advances, (vi) from time to time, at Agent’s request, make such revisions to the Stack’s Auction Advance Documents as Agent shall reasonably request, (vii) execute and deliver or cause SBG Finance to execute and deliver to Agent (promptly upon request by Agent) the originally executed Stack’s Auction Advance Note together with, in the case of any Stack’s Auction Advance in the original principal amount of $1,000,000 or more, the applicable originally executed Stack’s Auction Advance Allonge and (viii) within thirty (30) days prior to funding each Stack’s Auction Advance of $1,000,000 or more, conduct and document valuations of all Numismatic Collateral coins and/or Semi-Numismatic Collateral coins securing such Stack’s Auction Advance, and provide copies of such documentation upon request by Agent or any independent collateral examiner.
(c)
With respect to each Eligible CFC Canada Loan, the Borrower shall (i) deposit or cause CFC Canada to deposit all CFC Collateral with a CFC Approved Depository, which CFC Approved Depository shall execute and deliver to Agent a Depository Agreement, provided, that any single coin valued at $1,000,000 or more that constitutes CFC Collateral shall be stored at the A-M Global Logistics Las Vegas, Nevada facility (in its capacity as a CFC Approved Depository), (ii) insure or cause CFC Canada to insure all CFC Collateral in amounts and coverages acceptable to Agent, which insurance policy shall name Agent on behalf of the Lenders, as lender loss payee, (iii) comply and cause CFC Canada to comply with all of the terms and conditions of each CFC Canada Assignment, CFC Canada Borrower Assignment, and each other CFC Canada Loan Document, (iv) other than in respect of CFC Canada Acquired Loans, deliver to Agent (upon request by Agent), a PPSA search with respect to each CFC Canada Borrower indicating that no Liens cover the applicable CFC Collateral except in favor of CFC Canada, the Borrower or Agent, together with a copy of the PPSA Financing Statement filed by CFC Canada with respect to each CFC Canada Borrower, (v) deliver and cause CFC Canada to deliver to Agent and the Lenders at the time of the delivery of each Borrowing Base Certificate a supplement thereto (in form acceptable to Agent and the Lenders) with respect to the CFC Collateral and CFC Canada Loans, (vi) from time to time, at Agent’s request, make such revisions to the CFC Canada Loan Documents as Agent shall reasonably request, (vii) other than in respect of CFC Canada Acquired Loans, execute and deliver or cause CFC Canada to execute and deliver to Agent (promptly upon request by Agent) the originally executed CFC Canada Note together with the applicable originally executed CFC Canada Allonge and (viii) within thirty (30) days prior to funding each CFC Canada Loan (other than CFC Canada Acquired Loans) or, within thirty (30) days prior to the acquisition of each CFC Canada Acquired Loan, in each case, of $250,000 or more, conduct and document valuations of all Numismatic Collateral coins and/or Semi-Numismatic Collateral coins securing such CFC Canada Loan, and provide copies of such documentation upon request by Agent or any independent collateral examiner.
10.12
CFC, Stack’s-Bowers and CFC Canada Further Assurances.
(a)
The Borrower shall (or shall cause Collateral Finance Corporation to, as applicable) (a) correct any material defect or error that may be discovered in any CFC Loan Document, or in the execution, acknowledgment or filing thereof, and (b) do, execute, acknowledge, deliver, file and re-file any and all such further acts, certificates, assurances and other instruments (including any Financing Statements and amendments and continuation statements with respect thereto) as may be required from time to time (i) to carry out more effectively the purposes of any CFC Loan Document, (ii) to the fullest extent permitted by applicable law, to subject Collateral Finance Corporation’s or any CFC Borrower’s properties, assets, rights or interests to the Liens now or hereafter intended to encumber such properties, assets, rights or interests and, if so requested by Agent, the Liens granted by the Borrower to Agent under the Loan Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Liens intended to be created or assigned under any CFC Loan Documents and (iv) to assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto Agent, for the benefit of itself and the Lenders, the rights granted or now or hereafter intended to be granted to it under any CFC Loan Document or, if so requested by Agent, any other Loan Document. In furtherance of the foregoing, the Borrower hereby authorizes Agent at any time to file assignments of any Financing Statements naming Collateral Finance Corporation as the secured party and the applicable CFC Borrower as the debtor, in favor of Agent, for the benefit of itself and the Lenders.
(b)
With respect to each Eligible Stack’s Auction Advance included in the Borrowing Base, the Borrower shall (or shall cause Stack’s-Bowers and/or SBG Finance to, as applicable) (a) correct any material defect or error that may be discovered in any Stack’s Auction Advance Document, or in the execution, acknowledgment or filing thereof, and (b) do, execute, acknowledge, deliver, file and re-file any and all such further acts, certificates, assurances and other instruments (including any Financing Statements and amendments and continuation statements with respect thereto) as may be requested by Agent from time to time (i) to carry out more effectively the purposes of any Stack’s Auction Advance Document, (ii) to the fullest extent permitted by applicable law, to subject Stack’s-Bowers’s, SBG Finance’s or any Stack’s Auction Advance Consignor’s properties, assets, rights or interests to the Liens now or hereafter intended to encumber such properties, assets, rights or interests and, if so requested by Agent, the Liens granted by the Borrower to Agent under the Loan Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Liens intended to be created or assigned under any Stack’s Auction Advance Documents and (iv) to assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto Agent, for the benefit of itself and the Lenders, the rights granted or now or hereafter intended to be granted to it under any Stack’s Auction Advance Document or, if so requested by Agent, any other Loan Document. In furtherance of the foregoing, the Borrower hereby authorizes Agent at any time to file assignments of any Financing Statements naming SBG Finance as the secured party and the applicable Stack’s Auction Advance Consignor as the debtor, in favor of Agent, for the benefit of itself and the Lenders.
(c)
The Borrower shall (or shall cause CFC Canada to, as applicable) (a) correct any material defect or error that may be discovered in any CFC Canada Loan Document, or in the execution, acknowledgment or filing thereof, and (b) do, execute, acknowledge, deliver, file and re-file any and all such further acts, certificates, assurances and other instruments (including any Financing Statements and amendments and continuation statements with respect thereto) as may be required from time to time (i) to carry out more effectively the purposes of any CFC Canada Loan Document, (ii) to the fullest extent permitted by applicable law, to subject CFC Canada’s or any CFC Canada Borrower’s properties, assets, rights or interests to the Liens now or hereafter intended to encumber such properties, assets, rights or interests and, if so requested by Agent, the Liens granted by the Borrower to Agent under the Loan Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Liens intended to be created or assigned under any CFC Canada Loan Documents and (iv) to assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto Agent, for the benefit of itself and the Lenders, the rights granted or now or hereafter intended to be granted to it under any CFC Canada Loan Document or, if so requested by Agent, any other Loan Document. In furtherance of the foregoing, the Borrower hereby authorizes Agent at any time to file assignments of any Financing Statements naming CFC Canada as the secured party and the applicable CFC Canada Borrower as the debtor, in favor of Agent, for the benefit of itself and the Lenders.
10.13
Post-Closing Covenants. Within ninety (90) days of the Restatement Effective Date (or such later date as the Agent may determine in its sole discretion), Borrower shall deliver, or cause to be delivered, to Agent (i) a Singapore law Debenture executed and delivered by AM LPM Singapore and Agent, and (ii) a Singapore law Debenture executed and delivered by AM Precious Metals Singapore and Agent.
Section 11.

NEGATIVE COVENANTS.

Until the expiration or termination of the Commitments and thereafter until all Obligations hereunder and under the other Loan Documents are paid in full and all Letters of Credit have been terminated, each Loan Party agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will, and will cause each of its Subsidiaries to:

11.1
Debt. Not create, incur, assume or suffer to exist any Debt, except:
(i)
Obligations under this Agreement and the other Loan Documents;
(ii)
Debt secured by Liens permitted by Section 11.2(iv), and extensions, renewals and refinancing thereof; provided that the aggregate amount of all such Debt at any time outstanding shall not exceed $2,500,000;
(iii)
Debt of Borrower to any domestic Wholly-Owned Subsidiary or Debt of any domestic Wholly-Owned Subsidiary to Borrower or another domestic Wholly-Owned Subsidiary; provided that such Debt shall be evidenced by a demand note in form and substance reasonably satisfactory to Agent and pledged and delivered to Agent pursuant to the Collateral Documents as additional collateral security for the Obligations, and the obligations under such demand note shall be subordinated to the Obligations of Borrower hereunder in a manner reasonably satisfactory to Agent. For the avoidance of doubt all day to day intercompany transactions which are netted on the Borrower’s financial statements are not Debt for purposes of this Agreement;
(iv)
Hedging Obligations incurred in favor of a Lender or an Affiliate thereof or other Hedging Obligations involving any commodity swap agreement, Forward Contract, future contract, foreign currency hedging obligations or similar instrument designed to protect against fluctuations in commodity prices entered into by any Loan Party in the normal course of its business for bona fide hedging purposes and not for speculation;
(v)
Debt described on Schedule 11.1 and any extension, renewal or refinancing thereof so long as the principal amount thereof is not increased;
(vi)
Debt in respect of the Monex Letter of Credit in an amount not to exceed $50,000.00;
(vii)
Contingent Liabilities arising with respect to customary indemnification obligations in favor of purchasers in connection with dispositions permitted under Section 11.5;
(viii)
Debt incurred in the ordinary course of business under surety and appeal bonds, performance bonds, bid bonds, appeal bonds, and similar obligations;
(ix)
endorsements of instruments or other payment items for deposit;
(x)
Permitted Receivables Indebtedness and any guaranty thereof by the Borrower and any Subsidiary;
(xi)
Permitted Secured Metals Lease Obligations in an aggregate principal amount outstanding at any time not to exceed $600,000,000; provided that an aggregate principal amount outstanding of Permitted Secured Metals Lease Obligations in excess of $600,000,000 shall not be a violation of this Section 11.1(xi) if cured within one business day after receiving notice by the Agent of such excess;
(xii)
Unsecured Metals Lease Obligations in an aggregate principal amount outstanding at any time not to exceed $200,000,000; provided that the aggregate principal amount outstanding at any time of such Unsecured Metals Lease Obligations may exceed such limit by not more than 10% for a period of up to five (5) consecutive Business Days on not more than five (5) separate occasions in any Fiscal Year (which shall not be consecutive);
(xiii)
Debt of AM & ST Associates and Borrower in an aggregate principal amount not to exceed $3,000,000 incurred for the purpose of acquiring equipment;
(xiv)
Debt of a special purpose securitization vehicle reasonably acceptable to Agent incurred pursuant to the Trust Securitization in an aggregate principal amount outstanding at any time which, together with all Debt outstanding under clause (xv) below, shall not exceed $100,000,000;
(xv)
Debt of a special purpose securitization vehicle reasonably acceptable to Agent under a Warehouse Facility in an aggregate principal amount outstanding at any time which, together with all Debt outstanding under clause (xiv) above, shall not exceed $100,000,000;

(xvi)
Debt which may arise under the SCMI Ownership Based Financing in respect of the applicable repurchase obligations;
(xvii)
Debt of Excluded Subsidiaries which is non-recourse to the Loan Parties in an aggregate amount not in excess of $500,000 at any time outstanding;
(xviii)
Debt of Borrower owed to Raymond Leasing Corporation in an aggregate principal amount not to exceed $10,000,000 incurred for the purpose of leasing equipment used at the A-M Global Logistics Las Vegas, Nevada facility;
(xix)
Debt of Borrower pursuant to the PayPal Guaranty; and
(xx)
other unsecured Debt, in addition to the Debt listed above, in an aggregate outstanding amount not at any time exceeding $1,000,000.
11.2
Liens. Not create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except:
(i)
Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves in accordance with GAAP and the execution or other enforcement of which is effectively stayed;
(ii)
Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens in the form of deposits or pledges incurred in connection with worker’s compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds, bids, performance bonds and similar obligations) for sums not overdue or being diligently contested in good faith by appropriate proceedings and not involving any advances or borrowed money or the deferred purchase price of property or services and, in each case, for which it maintains adequate reserves in accordance with GAAP and the execution or other enforcement of which is effectively stayed;
(iii)
Liens described on Schedule 11.2 as of the Restatement Effective Date;
(iv)
subject to the limitation set forth in Section 11.1(ii), (i) Liens arising in connection with Capital Leases (and attaching only to the property being leased), (ii) Liens existing on property at the time of the acquisition thereof by any Loan Party (and not created in contemplation of such acquisition) and (iii) Liens that constitute purchase money security interests on any property securing debt incurred for the purpose of financing all or any part of the cost of acquiring such property, provided that any such Lien attaches to such property within 20 days of the acquisition thereof and attaches solely to the property so acquired;

(v)
attachments, appeal bonds, judgments and other similar Liens, for sums not exceeding $1,000,000 arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;
(vi)
easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of any Loan Party;
(vii)
Liens arising under the Loan Documents;
(viii)
Liens on the assets of Excluded Subsidiaries securing Debt of such Excluded Subsidiaries incurred pursuant to Section 11.1(xvii);
(ix)
Liens arising from good faith deposits in connection with or to secure performance of utilities, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (other than obligations in respect of the payment of borrowed money) in each case incurred in the ordinary course of business;
(x)
Liens in favor of any Lender (or its applicable Affiliate), or any other bank or financial institution consented to in writing by Agent that has entered into a Metals Lease Intercreditor Agreement with Agent, pursuant to Permitted Secured Metals Leases to the extent permitted under Section 11.1(xi);
(xi)
Liens in favor of the Permitted Receivables Purchaser securing Permitted Receivables Indebtedness, provided that such Liens attach solely to (A) the applicable Qualifying Accounts Receivable and the Related Assets and (B) the Permitted Receivables Collection Account;
(xii)
Liens granted by a special purpose securitization vehicle reasonably acceptable to Agent in its assets to secure Debt permitted under Section 11.1(xiv);
(xiii)
Liens granted by Borrower to secure Debt permitted under Section 11.1(xviii); provided that such Liens attach solely to the equipment leased by Borrower from Raymond Leasing Corporation;
(xiv)
Liens in the form of precautionary UCC financing statements filed by the trust securitization trustee naming each of Borrower and Collateral Finance Corporation as debtors, provided that the collateral described thereunder shall be limited solely to the assets transferred to the applicable special purpose securitization vehicle and related property and such precautionary UCC financing statements shall be reasonably acceptable to Agent;
(xv)
Liens granted by a special purpose securitization vehicle reasonably acceptable to Agent to any lender providing a Warehouse Facility to secure Debt under a Warehouse Facility to the extent permitted under Section 11.1(xv);

(xvi)
customary precautionary back-up Liens included under Unsecured Metals Leases to the extent permitted under Section 11.1(xii), which Liens shall be limited to the applicable Leased Metal, related assets and the proceeds thereof;
(xvii)
Liens in favor of financial institutions arising in connection with Borrower’s deposit and/or securities accounts held at such institutions, provided that Agent has a first priority perfected security interest in the amounts held in such deposit and/or securities accounts, excluding Exempt Accounts;
(xviii)
Liens on the Monex Letter of Credit Cash Collateral Account securing obligations arising under the Monex Letter of Credit; and
(xix)
the replacement, extension or renewal of any Lien permitted by clause (iii) above upon or in the same property subject thereto arising out of the extension, renewal or replacement of the Debt secured thereby (without increase in the amount thereof).
11.3
Capital Expenditures. Not permit the aggregate amount of all Capital Expenditures made by the Loan Parties (on a consolidated basis) in any Fiscal Year to exceed $12,000,000.
11.4
Restricted Payments. Not (a) make any distribution to any holders of its Capital Securities, (b) purchase or redeem any of its Capital Securities, (c) pay any management fees or similar fees to any of its equity holders or any Affiliate thereof, (d) make any redemption, prepayment (whether mandatory or optional), defeasance, repurchase or any other payment in respect of any Subordinated Debt or (e) set aside funds for any of the foregoing. Notwithstanding the foregoing:
(i)
any Subsidiary may pay dividends or make other distributions to Borrower or to a domestic Wholly-Owned Subsidiary;
(ii)
Borrower may make discretionary distributions (which for the avoidance of doubt, shall not include any regular quarterly distributions permitted to be made under Section 11.4(iv)) to any holders of its Capital Securities, in each case, so long as at the time of and after giving effect to any such distributions:
(1)
no Default or Event of Default has occurred and is continuing or would occur as a consequence of any such distribution;
(2)
Excess Availability, measured at the time of any such distribution and immediately after giving effect to any such distribution, is not less than an amount equal to ten percent (10%) of the Revolving Commitment;
(3)
Borrower would, at the time of any such discretionary distribution, and after subtracting (i) any cash payments made in respect of all discretionary distributions permitted to be made under this Section 11.4(ii) during the preceding twelve-month period and (ii) cash redemptions and repurchases permitted to be made pursuant to Section 11.4(iii) during the preceding twelve-month period from the calculation of EBITDA on a pro forma basis as if any such discretionary distributions, redemptions or repurchases had been made at the beginning of the preceding twelve-month period, have a Fixed Charge Coverage Ratio of at least 1.40 to 1.00; and
(4)
the sum of such discretionary distributions plus any regular quarterly distributions permitted to be made pursuant to Section 11.4(iv) do not exceed $35,000,000 in the aggregate in any Fiscal Year;
(iii)
Borrower may make discretionary redemptions of its Capital Securities, so long as at the time of and after giving effect to any such redemption:
(1)
no Default or Event of Default has occurred and is continuing or would occur as a consequence of any such redemption;
(2)
Excess Availability, measured at the time of any such redemption and immediately after giving effect to any such redemption, is not less than an amount equal to ten percent (10%) of the Revolving Commitment;
(3)
Borrower would, at the time of any such redemption, and after subtracting (i) any cash payments made in respect of all discretionary distributions permitted to be made under Section 11.4(ii) during the preceding twelve-month period and (ii) cash redemptions and repurchases permitted to be made pursuant to this Section 11.4(iii) during the preceding twelve-month period from the calculation of EBITDA on a pro forma basis as if any such discretionary distributions, redemptions or repurchases had been made at the beginning of the preceding twelve-month period, have a Fixed Charge Coverage Ratio of at least 1.40 to 1.00; and
(4)
such redemptions do not exceed $20,000,000 in the aggregate in any Fiscal Year commencing with the Fiscal Year ending June 30, 2025;
(iv)
Borrower may make regular quarterly distributions (which for the avoidance of doubt, shall not include any discretionary distributions permitted to be made under Section 11.4(ii)) to any holders of its Capital Securities, to the extent approved by Borrower’s Board of Directors, so long as at the time of and after giving effect to any such quarterly distributions:

(1)
no Default or Event of Default has occurred and is continuing or would occur as a consequence of any such quarterly distribution;
(2)
Excess Availability, measured at the time of any such quarterly distribution and immediately after giving effect to any such quarterly distribution, is not less than $35,000,000;
(3)
Borrower would, at the time of any such quarterly distribution, and after giving pro forma effect to any such quarterly distribution as if such quarterly distribution had been made at the beginning of the applicable twelve-month period, have a Fixed Charge Coverage Ratio of at least 1.25 to 1.00; and
(4)
the sum of such regular quarterly distributions plus any discretionary distributions permitted to be made pursuant to Section 11.4(ii) do not exceed $35,000,000 in the aggregate in any Fiscal Year.
11.5
Mergers, Consolidations, Sales. Not (a) be a party to any merger or consolidation, (b) sell, transfer, dispose of, convey or lease any of its assets (including the sale of Capital Securities of any Subsidiary) except for sales of inventory in the ordinary course of business, or (c) sell or assign with or without recourse any receivables, except for (i) any such merger, consolidation, sale, transfer, conveyance, lease or assignment of or by any Wholly-Owned Subsidiary into Borrower or into any other domestic Wholly-Owned Subsidiary; (ii) any such purchase or other acquisition by Borrower or any domestic Wholly-Owned Subsidiary of the assets or Capital Securities of any Wholly-Owned Subsidiary; and (iii) Permitted Acquisitions. Notwithstanding the foregoing: (i) any Loan Party may sell Ownership Based Financing Property under Permitted Ownership Based Financings, so long as the cash proceeds of such sale shall be deposited by the applicable Ownership Based Financing Counterparty directly or indirectly into an Assigned Bank Account; (ii) Borrower, Collateral Finance Corporation or CFC Canada may sell to a special purpose securitization vehicle reasonably acceptable to Agent Tier 1 CFC Loans and Tier 2 Assigned Loans, CFC Acquired Loans and CFC Canada Acquired Loans, together with related Collateral, in each case, in connection with a Warehouse Facility permitted hereunder; (iii) Collateral Finance Corporation or CFC Canada may from time to time, to the extent not included in Collateral, sell Tier 1 CFC Loans and Tier 2 Assigned Loans, CFC Acquired Loans and CFC Canada Acquired Loans, together with related Collateral, in each case, on fair and reasonable terms; (iv) Stack’s-Bowers and/or SBG Finance may sell Stack’s Auction Advance Collateral at an auction sale pursuant to the applicable Stack’s Auction Advance Consignment Agreement, so long as the net proceeds of such sale are applied to the repayment in full of the outstanding balance of the applicable Stack’s Auction Advance with any remaining proceeds provided to the applicable Stack’s Auction Advance Consignor; (v) sales and dispositions of Qualifying Accounts Receivable and Related Assets to the Permitted Receivables Purchaser pursuant to the Permitted Receivables Purchase Agreement so long as (1) immediately prior to and after giving effect to such sale or disposition (A) no Event of Default shall have occurred and be continuing or would result therefrom and (B) no advance in excess of the Revolving Loan Availability shall result therefrom; (2) the Borrower provides to the Agent

(on behalf of and for distribution to each Lender) prior to such sale written notice thereof identifying the Qualifying Accounts Receivable to be sold and the purchase price for such Qualifying Accounts Receivable, (3) the Loan Parties shall deliver an updated Borrowing Base Certificate to the Agent in accordance with Section 10.1(f), and (4) such sale or disposition is otherwise consummated in accordance with the terms, provisions and limitations set forth in this Agreement and the Permitted Receivables Purchase Agreement (any such sale or disposition pursuant to this clause (v), a “Permitted Receivables Disposition”); and (vi) any Loan Party may sell or dispose of other assets not otherwise permitted under this Section 11.5; provided that (a) at the time of such sale or disposition, no Default shall exist or would result therefrom and (b) the aggregate fair market value of all property sold or disposed of in reliance on this clause (vi) in any Fiscal Year shall not exceed $5,000,000.
11.6
Modification of Organizational Documents. Not amend or modify its charter, by‑laws or other organizational documents in any way which could reasonably be expected to materially adversely affect the interests of the Lenders; not change its state of formation or its organizational form.
11.7
Transactions with Affiliates. Not enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its other Affiliates (other than the Loan Parties) which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates. Notwithstanding the foregoing, Borrower or any Subsidiary may: (i) make payments expressly permitted under Section 11.4; (ii) so long as it has been approved by Borrower’s Board of Directors in accordance with applicable law, an indemnity provided for the benefit of officers and directors (or comparable managers); (iii) pay reasonable compensation, severance, or employee benefit arrangements to employees, officers, and directors of Borrower in the ordinary course of business; (iv) sell or otherwise transfer Precious Metals, CFC Loans or CFC Canada Loans to a special purpose securitization vehicle reasonably acceptable to Agent and in connection with the Trust Securitization and (v) purchase Precious Metals, CFC Loans or CFC Canada Loans from a special purpose securitization vehicle reasonably acceptable to Agent on fair and reasonable terms; provided that any CFC Loans or CFC Canada Loans subject to such purchase shall be eligible for inclusion in the Borrowing Base only with the consent of Agent and Required Lenders, provided, that this Section 11.7 shall not permit the purchase of Inventory by Borrower from any Affiliate, unless such Inventory shall be free and clear of all Liens held by the creditors of such Affiliate.
11.8
Unconditional Purchase Obligations. Not enter into or be a party to any contract for the purchase of materials, supplies or other property or services if such contract requires that payment be made by it regardless of whether delivery is ever made of such materials, supplies or other property or services.
11.9
Inconsistent Agreements. Not enter into any agreement containing any provision which would (a) be violated or breached by any borrowing by Borrower hereunder or by the performance by any Loan Party of any of its Obligations hereunder or under any other Loan Document, (b) prohibit any Loan Party from granting to Agent and the Lenders, a Lien on any of its assets or (c) create or permit to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (i) pay dividends or make other distributions to Borrower or any other Subsidiary, or pay any Debt owed to Borrower or any other Subsidiary, (ii) make loans or advances to any Loan Party or (iii) transfer any of its assets or properties to any Loan Party, other than (A) customary restrictions and conditions contained in agreements relating to the sale of all or a substantial part of the assets of any Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary to be sold and such sale is permitted hereunder (B) restrictions or conditions imposed by any agreement relating to purchase money Debt, Capital Leases and other secured Debt permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Debt and (C) customary provisions in leases and other contracts restricting the assignment thereof.
11.10
Business Activities; Issuance of Equity. Not engage in any line of business other than the businesses engaged in on the date hereof and businesses reasonably related thereto. Not, and not permit any other Loan Party to, issue any Capital Securities other than (a) any issuance of shares of Borrower’s common Capital Securities pursuant to any employee or director option program, benefit plan or compensation program, (b) any issuance by a Subsidiary to Borrower or another Subsidiary in accordance with Section 11.4, or (c) in connection with a Permitted Acquisition or any Investment permitted under Section 11.11.
11.11
Investments. Not make or permit to exist any Investment in any other Person, except the following:
(i)
contributions by Borrower to the capital of any Wholly-Owned Subsidiary that is a Loan Party, or by any Subsidiary to the capital of any other Wholly-Owned Subsidiary that is a Loan Party, so long as the recipient of any such capital contribution has guaranteed the Obligations and such guaranty is secured by a pledge of all of its Capital Securities and substantially all of its real and personal property, in each case in accordance with Section 10.10;
(ii)
Investments constituting Debt permitted by Section 11.1;
(iii)
Contingent Liabilities constituting Debt permitted by Section 11.1 or Liens permitted by Section 11.2;
(iv)
Cash Equivalent Investments;
(v)
bank deposits in the ordinary course of business;
(vi)
Investments in securities of Account Debtors received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such Account Debtors;
(vii)
Investments by CFC Canada in CFC Canada Loans in an aggregate amount not in excess of $10,000,000 at any time outstanding;
(viii)
Investments which constitute Repos;
(ix)
the ownership (direct or indirect) of Capital Securities of a special purpose securitization vehicle reasonably acceptable to Agent;

(x)
Investments in CFC Loans and Stack’s Auction Advances permitted hereunder;
(xi)
Investments listed on Schedule 11.11 as of the First Amendment Effective Date;
(xii)
Investments in Excluded Subsidiaries as of the First Amendment Effective Date;
(xiii)
to the extent constituting an Investment, the ownership of Digital Assets in the form of Tether Gold so long as such Digital Assets are maintained in a Digital Assets Controlled Account;
(xiv)
contributions by Borrower to the capital of CyberMetals in an amount not to exceed $2,000,000; and
(xv)
other Investments, together with those permitted by the other clauses of this Section 11.11 and all Permitted Acquisitions; provided, that immediately after giving effect to the consummation of any such Investment or Permitted Acquisition:
(1)
with respect to any Permitted Acquisition or Investment where the aggregate consideration paid in connection with the Permitted Acquisition or Investment is less than $25,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with a Permitted Acquisition or Investment (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)), the Loan Parties shall be in compliance on a pro forma basis with the covenants set forth in Section 11.14 (after (1) decreasing the then applicable compliance level by 0.25 in the case of Section 11.14(c) and (2) adjusting the Fixed Charge Coverage Ratio compliance level to 1.35 to 1.00; provided, that for the purpose of calculating the Fixed Charge Coverage Ratio under this subsection (A), Borrower shall subtract any (i) cash payments made in respect of all discretionary distributions permitted to be made under Section 11.4(ii) during the immediately preceding twelve (12) month period and (ii) cash redemptions and repurchases permitted to be made under Section 11.4(iii) during the immediately preceding twelve (12) month period from the calculation of EBITDA on a pro forma basis as if any such discretionary distributions, redemptions or repurchases had been made at the beginning of the preceding twelve (12) month period);
(2)
with respect to any Permitted Acquisition or Investment where the aggregate consideration paid in connection with the Permitted Acquisition or Investment is equal to or greater than $25,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with a Permitted Acquisition or Investment (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)), the Loan Parties shall be in compliance on a pro forma basis with the covenants set forth in Section 11.14 (after (1) decreasing the then applicable compliance level by 0.50 in the case of Section 11.14(c) and (2) adjusting the Fixed Charge Coverage Ratio compliance level to 1.50 to 1.00; provided, that for the purpose of calculating the Fixed Charge Coverage Ratio under this subsection (B), Borrower shall subtract any (i) cash payments made in respect of all discretionary distributions permitted to be made under Section 11.4(ii) during the immediately preceding twelve (12) month period and (ii) cash redemptions and repurchases permitted to be made under Section 11.4(iii) during the immediately preceding twelve (12) month period from the calculation of EBITDA on a pro forma basis as if any such discretionary distributions, redemptions or repurchases had been made at the beginning of the preceding twelve (12) month period);
(3)
with respect to any Permitted Acquisition or Investment where the aggregate consideration paid in connection with the Permitted Acquisition or Investment is less than $25,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with a Permitted Acquisition or Investment (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)), Excess Availability, calculated on a pro forma basis, shall be equal to or greater than $35,000,000;
(4)
with respect to any Permitted Acquisition or Investment where the aggregate consideration paid in connection with the Permitted Acquisition or Investment is equal to or greater than $25,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with a Permitted Acquisition or Investment (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)), Excess Availability, calculated on a pro forma basis, shall be equal to or greater than $40,000,000; and
(5)
the Loan Parties shall not consummate more than four (4) Permitted Acquisitions and Investments permitted under this Section 11.11(xv) in any Fiscal Year (other than de-minimis Acquisitions or Investments where the aggregate consideration paid in connection with the Acquisition or Investment is less than or equal to $10,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition or Investment, including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)); provided that, the Loan Parties shall not consummate more than one (1) Permitted Acquisition or Investment permitted under this Section 11.11(xv) during the term of this Agreement where the aggregate consideration paid in connection with the Permitted Acquisition or Investment is equal to or greater than $40,000,000 (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition or Investment (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)) without the prior approval of the Required Lenders; provided further that, the aggregate consideration paid in connection with any single Permitted Acquisition or Investment (or series of related Acquisitions or Investments) shall not be greater than $200,000,000 in the aggregate (for purposes hereof, consideration shall include all amounts paid or payable in connection with an Acquisition or Investment (including all transaction costs and all debt, liabilities and contingent obligations incurred or assumed in connection therewith)).

provided that (x) any Investment which when made complies with the requirements of the definition of the term “Cash Equivalent Investment” may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; (y) no Investment otherwise permitted by this Section 11.11 shall be permitted to be made if, immediately before or after giving effect thereto, any Default or Event of Default exists.

11.12
Restriction of Amendments to Certain Documents. Not amend or otherwise modify, or waive any rights under any agreement, instrument of other document evidencing or relating to Indebtedness without the prior written consent of Agent.
11.13
Fiscal Year. Not change its Fiscal Year.
11.14
Financial Covenants.
(a)
Consolidated Working Capital. Not permit Consolidated Working Capital for any Computation Period to be less than $250,000,000.
(b)
Fixed Charge Coverage Ratio. Not permit the Fixed Charge Coverage Ratio for any Computation Period to be less than 1.15 to 1.00.
(c)
Total Recourse Debt to Consolidated Tangible Net Worth. Not permit the Total Recourse Debt to Consolidated Tangible Net Worth Ratio for any Computation Period to exceed 3.00 to 1.00.
(d)
Maximum Ownership Based Financings. Not permit the aggregate purchase price paid by all Ownership Based Financing Counterparties for all Ownership Based Financing Property under all Ownership Based Financings to exceed $1,100,000,000 outstanding at any time (provided that the aggregate purchase price thereof outstanding at any time may exceed such limit by not more than 10% for a period of up to five (5) consecutive Business Days on not more than five (5) separate occasions in any Fiscal Year (which shall not be consecutive)).
(e)
Maximum SCMI Ownership Based Financing. Not permit the aggregate purchase price paid by SCMI (or any of its Affiliates) for all Ownership Based Financing Property under the SCMI Ownership Based Financing to exceed $75,000,000 outstanding at any time.
(f)
Consolidated Tangible Net Worth. Not permit Consolidated Tangible Net Worth to be less than $200,000,000 as of the last day of any Fiscal Quarter.
11.15
Cancellation of Debt. Not cancel any claim or debt owing to it, except for reasonable consideration or in the ordinary course of business, and except for the cancellation of debts or claims not to exceed $1,000,000 in any Fiscal Year.
11.16
Depository Limits. Borrower shall not permit Assigned Material, Assigned Material – Unassigned Hedge, Confirmed Material or CFC Collateral stored at any Approved Depository, Foreign Approved Depository or CFC Approved Depository at any one time which is included in the Borrowing Base as of any date to exceed in the aggregate the limits provided for each Approved Depository, Foreign Approved Depository or CFC Approved Depository, as set forth on Schedule 1.1B, Schedule 1.1C or Schedule 1.1D, as applicable, hereto; provided, that Borrower may exceed such limits so long as such excess amounts are not included in the calculation of the Borrowing Base.
11.17
CFC Documents, Stack’s Auction Advance Documents, and CFC Canada Documents. With respect to each CFC Loan, CFC Canada Loan and Stack’s Auction Advance included or to be included in the Borrowing Base, Borrower shall not and shall cause each of Collateral Finance Corporation, CFC Canada, Stack’s-Bowers and SBG Finance not to (i) make or acquire any CFC Loan, CFC Canada Loan or Stack’s Auction Advance which, together with then outstanding Eligible CFC Loans, Eligible CFC Canada Loans and Eligible Stack’s Auction Advances, would in the aggregate exceed 25% of the Borrowing Base as calculated and reported on Borrower’s most recent Borrowing Base Certificate delivered to Agent, (ii) make any CFC Loan, CFC Canada Loan or Stack’s Auction Advance which by its original terms is payable more than 364 days after its original execution date or (iii) renew or extend any CFC Note evidencing a CFC Loan, any CFC Canada Note evidencing a CFC Canada Loan, or Stack’s Auction Advance Note evidencing a Stack’s Auction Advance, for more than 364 days.
11.18
Ownership Based Financing. Borrower shall not enter into or otherwise be a party to any Ownership Based Financing other than Permitted Ownership Based Financings.
11.19
Secured Metals Leases. Borrower shall not enter into or otherwise be a party to any Secured Metals Leases other than Permitted Secured Metals Leases.
Section 12.

EFFECTIVENESS; CONDITIONS OF LENDING, ETC.

The obligation of each Lender to make its Loans and of the Issuing Lenders to issue Letters of Credit is subject to the following conditions precedent:

12.1
Initial Credit Extension. The obligation of the Lenders to make the initial Loans and the obligation of the Issuing Lenders to issue their initial Letters of Credit (whichever first occurs) is, in addition to the conditions precedent specified in Section 12.2, subject to the following conditions precedent, each of which must be satisfied in a manner satisfactory to Agent:
(a)
Documentation. Agent shall have received all of the following, each duly executed and dated as of the date hereof (or such earlier date as shall be satisfactory to Agent), in form and substance satisfactory to Agent (and the date on which all such conditions precedent have been satisfied or waived in writing by Agent and the Lenders is called the “Restatement Effective Date”):
(i)
Agreement and Notes. This Agreement and, to the extent requested by any Lender, a Note made payable to such Lender.
(ii)
Authorization Documents. For each Loan Party, such Person’s (a) charter (or similar formation document), certified by the appropriate Governmental Authority; (b) good standing certificates in its state of incorporation (or formation) and in each other state requested by Agent; (c) bylaws (or similar governing document); (d) resolutions of its board of directors (or similar governing body) approving and authorizing such Person’s execution, delivery and performance of the Loan Documents to which it is party and the transactions contemplated thereby; and (e) signature and incumbency certificates of its officers executing any of the Loan Documents (it being understood that Agent and each Lender may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein), all certified by its secretary or an assistant secretary (or similar officer) as being in full force and effect without modification.
(iii)
Consents, etc. Certified copies of all documents evidencing any necessary corporate or partnership action, consents and governmental approvals (if any) required for the execution, delivery and performance by the Loan Parties of the documents referred to in this Section 12.
(iv)
Guaranty and Collateral Agreement. A counterpart of the Guaranty and Collateral Agreement executed by each Loan Party, together with all instruments, transfer powers and other items required to be delivered on the Restatement Effective Date (if any) in connection therewith.
(v)
Opinions of Counsel. Opinions of counsel for each Loan Party, including local counsel and foreign counsel reasonably requested by Agent.
(vi)
Insurance. Evidence of the existence of insurance required to be maintained pursuant to Section 10.3(ii), together with evidence that Agent has been named as a lender’s loss payee and an additional insured on all related insurance policies.

(vii)
Payment of Fees. Evidence of payment by Borrower of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with all Attorney Costs of Agent to the extent invoiced prior to the Closing Date, plus such additional amounts of Attorney Costs as shall constitute Agent’s reasonable estimate of Attorney Costs incurred or to be incurred by Agent through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between Borrower and Agent).
(viii)
Solvency Certificate. A Solvency Certificate executed by a Senior Officer of Borrower.
(ix)
Agent Fee Letter. The Agent Fee Letter.
(x)
Seventh Amendment to CIBC Permitted Metals Loan Agreement. A Seventh Amendment to the CIBC Permitted Metals Loan Agreement, executed by Metal Loan Lender and the Borrower.
(xi)
Foreign Collateral Documents.
(1)
a German law Security Confirmation and 5th Amendment Agreement Relating to a Security Transfer Agreement Regarding Current Assets executed and delivered by the Borrower and Agent;
(2)
a Swiss law Security Confirmation Agreement executed and delivered by the Borrower and Agent;
(3)
a Canadian law Reaffirmation to General Security Agreement executed and delivered by the Borrower and Agent;
(4)
a Hong Kong law Confirmatory Security Deed executed and delivered by the Borrower and Agent;
(5)
a Singapore law Debenture Supplemental Deed executed and delivered by the Borrower and Agent;
(6)
[Reserved];
(7)
[Reserved];
(8)
a Canadian Security Agreement executed and delivered by CFC Canada and Agent; and
(9)
the English Law Security Agreement.
(xii)
Search Results; Lien Terminations. Certified copies of Uniform Commercial Code search reports dated a date reasonably near to the Restatement Effective Date, listing all effective financing statements which name any Loan Party

(under their present names and any previous names) as debtors, together with (a) copies of such financing statements, (b) payoff letters evidencing repayment in full of all Debt to be repaid on the Restatement Effective Date (if any), the termination of all agreements relating thereto and the release of all Liens granted in connection therewith, with Uniform Commercial Code or other appropriate termination statements and documents effective to evidence the foregoing (other than Liens permitted by Section 11.2) and (c) such other Uniform Commercial Code termination statements as Agent may reasonably request.
(xiii)
Filings, Registrations and Recordings. Agent shall have received each document (including Uniform Commercial Code financing statements) required by the Collateral Documents or under law or reasonably requested by Agent to be filed, registered or recorded in order to create in favor of Agent, for the benefit of the Lenders, a perfected Lien on the collateral described therein, prior to any other Liens (subject only to Liens permitted pursuant to Section 11.2), in proper form for filing, registration or recording.
(xiv)
Borrowing Base Certificate. A Borrowing Base Certificate dated as of the Restatement Effective Date.
(xv)
Closing Certificate, Consents and Permits. A certificate executed by an officer of Borrower on behalf of Borrower certifying the matters set forth in Section 12.2(a) as of the Closing Date.
(xvi)
Certificate of Beneficial Ownership and KYC. At least three days prior to the Closing Date, a Certificate of Beneficial Ownership containing information required by the Beneficial Ownership Regulation with respect to Borrower, addressed to Agent and to each Lender that so requests delivery of such certificate at least five Business Days prior to the Closing Date together with all requested documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations.
(xvii)
Other. Such other documents as Agent or any Lender may reasonably request.
(b)
No Material Adverse Changes. Since June 30, 2024, there shall have been no material adverse change in the business, assets, liabilities, properties, condition (financial or otherwise), results of operations or prospects of the Loan Parties.
(c)
Closing Excess Availability. Excess Availability shall be equal to or greater than $50,000,000.
(d)
Diligence. Agent shall have completed its business, legal, and collateral due diligence, including a collateral examination, the results of which must be satisfactory to Agent.

12.2
Conditions. The obligation (a) of each Lender to make each Loan and (b) of the Issuing Lenders to issue each Letter of Credit is subject to the following further conditions precedent that:
(a)
Compliance with Warranties, No Default, etc. Both before and after giving effect to any borrowing and the issuance of any Letter of Credit, the following statements shall be true and correct:
(i)
the representations and warranties of each Loan Party set forth in this Agreement and the other Loan Documents shall be true and correct in all respects with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and
(ii)
no Default or Event of Default shall have then occurred and be continuing.
(b)
Confirmatory Certificate. If requested by Agent or any Lender, Agent shall have received (in sufficient counterparts to provide one to each Lender) a certificate dated the date of such requested Loan or Letter of Credit and signed by a duly authorized representative of Borrower as to the matters set out in Section 12.2(a) (it being understood that each request by Borrower for the making of a Loan or the issuance of a Letter of Credit shall be deemed to constitute a representation and warranty by Borrower that the conditions precedent set forth in Section 12.2(a) will be satisfied at the time of the making of such Loan or the issuance of such Letter of Credit), together with such other documents as Agent or any Lender may reasonably request in support thereof.
Section 13.

EVENTS OF DEFAULT AND THEIR EFFECT.

13.1
Events of Default. Each of the following shall constitute an Event of Default under this Agreement:
(a)
Non-Payment of the Loans, etc. Default in the payment when due of the principal of any Loan or reimbursement obligation with respect to any Letter of Credit; or default, and continuance thereof for three (3) days, in the payment when due of any interest, fee, or other amount payable by Borrower hereunder or under any other Loan Document.
(b)
Non-Payment of Other Debt. Any default beyond the applicable cure period shall occur under the terms applicable to any Debt of any Loan Party in an aggregate amount (for all such Debt so affected and including undrawn committed or available amounts and amounts owing to all creditors under any combined or syndicated credit arrangement) exceeding $2,000,000 and such default shall (a) consist of the failure to pay such Debt when due, whether by acceleration or otherwise, or (b) accelerate the maturity of such Debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable (or require any Loan Party to purchase or redeem such Debt or post cash collateral in respect thereof) prior to its expressed maturity.

(c)
Other Material Obligations. Default in the payment when due, or in the performance or observance of, any material obligation of, or condition agreed to by, any Loan Party with respect to any material purchase or lease of goods or services where such default, singly or in the aggregate with all other such defaults, might reasonably be expected to have a Material Adverse Effect.
(d)
Bankruptcy, Insolvency, etc. Any Loan Party becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or any Loan Party applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for such Loan Party or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for any Loan Party or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of any Loan Party, and if such case or proceeding is not commenced by such Loan Party, it is consented to or acquiesced in by such Loan Party, or remains for 60 days undismissed; or any Loan Party takes any action to authorize, or in furtherance of, any of the foregoing.
(e)
Non-Compliance with Loan Documents. (a) Failure by any Loan Party to comply with or to perform any covenant set forth in Sections 10.1(a), 10.1(b), 10.1(c), 10.1(d), 10.1(e)(i), 10.1(f), 10.1(g), 10.3(ii), 10.5, 10.6, 10.11 or Section 11; or (b) failure by any Loan Party to comply with or to perform any other provision of this Agreement or any other Loan Document (and not constituting an Event of Default under any other provision of this Section 13) and continuance of such failure described in this clause (b) for 30 days.
(f)
Representations; Warranties. Any representation or warranty made by any Loan Party herein or any other Loan Document is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by any Loan Party to Agent or any Lender in connection herewith is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.
(g)
Judgments. Final judgments, to the extent not paid or fully covered by insurance maintained in accordance with the requirements of this Agreement and as to which the relevant insurance company has acknowledged coverage, which exceed an aggregate of $1,000,000 shall be rendered against any Loan Party and shall not have been paid, discharged or vacated or had execution thereof stayed pending appeal within 30 days after entry or filing of such judgments.
(h)
Invalidity of Collateral Documents, etc. Any Collateral Document shall cease to be in full force and effect; or any Loan Party (or any Person by, through or on behalf of any Loan Party) shall contest in any manner the validity, binding nature or enforceability of any Collateral Document; or any Collateral Document shall for any reason fail to create or maintain a valid or perfected Lien in favor of the Agent in any Collateral.

(i)
Invalidity of Subordination Provisions, etc. Any subordination provision in any document or instrument governing Subordinated Debt, or any subordination provision in any subordination agreement that relates to any Subordinated Debt, or any subordination provision in any guaranty by any Loan Party of any Subordinated Debt, shall cease to be in full force and effect, or any Loan Party or any other Person (including the holder of any applicable Subordinated Debt) shall contest in any manner the validity, binding nature or enforceability of any such provision.
(j)
Change of Control. A Change of Control shall occur.
(k)
Material Adverse Effect. The occurrence of any event having a Material Adverse Effect.
(l)
CIBC Permitted Metals Loan Agreement. Any Loan Party or any Subsidiary of any Loan Party (i) fails to make any required payment in respect of the CIBC Permitted Metals Loan Agreement when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the CIBC Permitted Metals Loan Agreement; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under the CIBC Permitted Metals Loan Agreement, if the effect of such failure, event or condition is to cause, or to permit Metal Loan Lender (or a trustee or agent on behalf of Metal Loan Lender) to cause such Debt to be declared to be due and payable (or otherwise required immediately to be prepaid, redeemed, purchased or defeased) prior to its stated maturity (without regard to any subordination terms with respect thereto).
(m)
Permitted Receivables Facility. Any Loan Party or any Subsidiary of any Loan Party (i) fails to make any required payment in respect of the Permitted Receivables Purchase Agreement when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the Permitted Receivables Purchase Agreement; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under the Permitted Receivables Purchase Agreement, if the effect of such failure, event or condition is to cause, or to permit the purchaser thereunder (or a trustee or agent on behalf of the purchaser) to cause such Debt to be declared to be due and payable (or otherwise required immediately to be prepaid, redeemed, purchased or defeased) prior to its stated maturity (without regard to any subordination terms with respect thereto).
13.2
Effect of Event of Default. If any Event of Default described in Section 13.1(d) shall occur in respect of Borrower, the Commitments shall immediately terminate and the Loans and all other Obligations hereunder shall become immediately due and payable and Borrower shall become immediately obligated to Cash Collateralize all Letters of Credit, all without presentment, demand, protest or notice of any kind; and, if any other Event of Default shall occur and be continuing, Agent may (and, upon the written request of the Required Lenders shall) declare the Commitments to be terminated in whole or in part and/or declare all or any part of the Loans and all other Obligations hereunder to be due and payable and/or demand that Borrower immediately Cash Collateralize all or any Letters of Credit, whereupon the Commitments shall immediately terminate (or be reduced, as applicable) and/or the Loans and other Obligations hereunder shall become immediately due and payable (in whole or in part, as applicable) and/or Borrower shall immediately become obligated to Cash Collateralize the Letters of Credit (all or any, as applicable), all without presentment, demand, protest or notice of any kind. Agent shall promptly advise Borrower of any such declaration, but failure to do so shall not impair the effect of such declaration. Any cash collateral delivered hereunder shall be held by Agent (without liability for interest thereon) and applied to the Obligations arising in connection with any drawing under a Letter of Credit. After the expiration or termination of all Letters of Credit, such cash collateral shall be applied by Agent to any remaining Obligations hereunder, in the priority set forth in Section 7.2, and any excess shall be delivered to Borrower or as a court of competent jurisdiction may elect.
13.3
Credit Bidding. The Loan Parties and the Lenders hereby irrevocably authorize (and by entering into a Bank Product Agreement, each Bank Product provider shall be deemed to authorize) Agent, based upon the instruction of the Required Lenders, to Credit Bid and purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (and the Loan Parties shall approve Agent as a qualified bidder and such Credit Bid as qualified bid) at any sale thereof conducted by Agent, based upon the instruction of the Required Lenders, under any provisions of the Uniform Commercial Code, as part of any sale or investor solicitation process conducted by any Loan Party, any interim receiver, receiver, receiver and manager, administrative receiver, trustee, agent or other Person pursuant or under any insolvency laws; provided, however, that (i) the Required Lenders may not direct Agent in any manner that does not treat each of the Lenders equally, without preference or discrimination, in respect of consideration received as a result of the Credit Bid, (ii) the acquisition documents shall be commercially reasonable and contain customary protections for minority holders, such as, among other things, anti-dilution and tag-along rights, (iii) the exchanged debt or equity securities must be freely transferable, without restriction (subject to applicable securities laws) and (iv) reasonable efforts shall be made to structure the acquisition in a manner that causes the governance documents pertaining thereto to not impose any obligations or liabilities upon the Lenders individually (such as indemnification obligations).

For purposes of the preceding sentence, the term “Credit Bid” shall mean, an offer submitted by Agent (on behalf of the Lender group), based upon the instruction of the Required Lenders, to acquire the property of any Loan Party or any portion thereof in exchange for and in full and final satisfaction of all or a portion (as determined by Agent, based upon the instruction of the Required Lenders) of the claims and Obligations under this Agreement and other Loan Documents.

Section 14.

THE AGENT.
14.1
Appointment and Authorization. Each Lender and Issuing Lender hereby irrevocably (subject to Section 14.10) appoints, designates and authorizes CIBC Bank USA to take such action on its behalf as Agent under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, Agent shall not have any duty or responsibility except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in other Loan Documents with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law regardless of whether a Default has occurred and is continuing. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as otherwise provided in this Section 14, the provisions of this Section 14 are solely for the benefit of Agent, the Lenders and any letter of credit issuing banks hereunder, and Borrower shall not have rights as a third-party beneficiary of any of such provisions.
14.2
Issuing Lenders. The Issuing Lenders shall act on behalf of the Lenders (according to their Pro Rata Shares) with respect to any Letters of Credit issued by them and the documents associated therewith. The Issuing Lenders shall have all of the benefits and immunities (a) provided to Agent in this Section 14 with respect to any acts taken or omissions suffered by the Issuing Lenders in connection with Letters of Credit issued by them or proposed to be issued by them and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Agent”, as used in this Section 14, included the Issuing Lenders with respect to such acts or omissions and (b) as additionally provided in this Agreement with respect to the Issuing Lenders.
14.3
Delegation of Duties. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys‑in‑fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney‑in‑fact that it selects in the absence of a finding by a court of competent jurisdiction in a final and nonappealable judgment that Agent acted with gross negligence or willful misconduct.
14.4
Exculpation of Agent. None of Agent nor any of its directors, officers, employees or agents shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except to the extent resulting from its own gross negligence or willful misconduct in connection with its duties expressly set forth herein as determined by a final, nonappealable judgment by a court of competent jurisdiction), (b) not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any debtor relief law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any debtor relief law or (c) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or Affiliate of Borrower, or any officer thereof, contained in this Agreement or in any other

Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (or the creation, perfection or priority of any Lien or security interest therein), or for any failure of Borrower or any other party to any Loan Document to perform its Obligations hereunder or thereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of Borrower or any of Borrower’s Subsidiaries or Affiliates.
14.5
Reliance by Agent. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, electronic mail message, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, confirmation from the Lenders of their obligation to indemnify Agent against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon each Lender. For purposes of determining compliance with the conditions specified in Section 12, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received written notice from such Lender prior to the proposed Restatement Effective Date specifying its objection thereto.
14.6
Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Default except with respect to defaults in the payment of principal, interest and fees required to be paid to Agent for the account of the Lenders, unless Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Event of Default or Default and stating that such notice is a “notice of default”. Agent will notify the Lenders of its receipt of any such notice. Agent shall take such action with respect to such Event of Default or Default as may be requested by the Required Lenders in accordance with Section 13; provided that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Default as it shall deem advisable or in the best interest of the Lenders.
14.7
Credit Decision. Each Lender acknowledges that Agent has not made any representation or warranty to it, and that no act by Agent hereafter taken, including any consent and acceptance of any assignment or review of the affairs of the Loan Parties, shall be deemed to constitute any representation or warranty by Agent to any Lender as to any matter, including whether Agent has disclosed material information in its possession. Each Lender represents to Agent that it has, independently and without reliance upon Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of an investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties, and made its own decision to enter into this Agreement and to extend credit to Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial or other condition or creditworthiness of Borrower which may come into the possession of Agent.
14.8
Indemnification. Whether or not the transactions contemplated hereby are consummated, each Lender shall indemnify upon demand Agent and its directors, officers, employees and agents (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so), according to its applicable Pro Rata Share, from and against any and all Indemnified Liabilities (as hereinafter defined); provided that no Lender shall be liable for any payment to any such Person of any portion of the Indemnified Liabilities to the extent determined by a final, nonappealable judgment by a court of competent jurisdiction to have resulted from the applicable Person’s own gross negligence or willful misconduct. No action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for its ratable share of any Agent Advances and any costs or out‑of‑pocket expenses (including Attorney Costs and Taxes) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrower. The undertaking in this Section shall survive repayment of the Loans, cancellation of the Notes, expiration or termination of the Letters of Credit, any foreclosure under, or modification, release or discharge of, any or all of the Collateral Documents, termination of this Agreement and the resignation or replacement of Agent.
14.9
Agent in Individual Capacity. CIBC Bank USA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Loan Parties and Affiliates thereof as though CIBC Bank USA were not Agent hereunder and without notice to or consent of any Lender. Each Lender acknowledges that, pursuant to such activities, CIBC Bank USA or its Affiliates may receive information regarding Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of Borrower or such Affiliate) and acknowledge that Agent shall be under no obligation to provide such information to them. With respect to their Loans (if any), CIBC Bank USA and its Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though CIBC Bank USA were not Agent, and the terms “Lender” and “Lenders” include CIBC Bank USA and its Affiliates, to the extent applicable, in their individual capacities.
14.10
Successor Agent. Agent may resign as Agent upon 30 days’ notice to the Lenders. If Agent resigns under this Agreement, the Required Lenders shall, with (so long as no Event of Default exists) the consent of Borrower (which shall not be unreasonably withheld or delayed), appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Lenders and (so long as no Event of Default is then continuing) Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term “Agent” shall mean such successor agent, and the retiring Agent’s appointment, powers and duties as Agent shall be terminated (except for any indemnity payments owed to the retiring or removed Agent). After any retiring Agent’s resignation hereunder as Agent, the provisions of this Section 14 and Sections 15.5 and 15.16 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. If the Person serving as Agent is a Defaulting Lender pursuant to clause (c) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to Borrower and such Person remove such Person as Agent and, in consultation with Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders), then such removal shall nonetheless become effective in accordance with such notice on such date.
14.11
Collateral Matters. Each Lender authorizes and directs Agent to enter into the other Loan Documents for the benefit of Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by Required Lenders in accordance with the provisions of this Agreement or the other Loan Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders. Agent is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender to take any action with respect to any Collateral or Loan Documents which may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to this Agreement and the other Loan Documents. The Lenders irrevocably authorize Agent, at its option and in its discretion, (a) to release any Lien granted to or held by Agent under any Collateral Document (i) upon termination of the Commitments and payment in full of all Loans and all other obligations of Borrower hereunder and the expiration or termination of all Letters of Credit; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder (including the release of any guarantor); or (iii) subject to Section 15.1, if approved, authorized or ratified in writing by the Required Lenders; or (b) to subordinate its interest in any Collateral to any holder of a Lien on such Collateral which is permitted by Section 11.2(iv)(i) or (iv)(iii) (it being understood that Agent may conclusively rely on a certificate from Borrower in determining whether the Debt secured by any such Lien is permitted by Section 11.1(ii)). Upon request by Agent at any time, the Lenders will confirm in writing Agent’s authority to release, or subordinate its interest in, particular types or items of Collateral pursuant to this Section 14.11. Each Lender hereby authorizes Agent to give blockage notices in connection with any Subordinated Debt at the direction of Required Lenders and agrees that it will not act unilaterally to deliver such notices.
14.12
Swiss Security Agreements. In respect of the Swiss Security Agreements under which security of (i) a non-accessory (nicht-akzessorische) nature is granted (each a “Swiss Non-Accessory Security Agreement”) each present and future Lender hereby appoints and authorizes the Agent to hold any security created or evidenced under or pursuant to such Swiss Non-Accessory Security Agreement as its indirect representative (indirekter Stellvertreter) in its own name but for the account of all relevant Lenders which have the benefit of such security in accordance with this Agreement and the respective Swiss Non-Accessory Security Agreement or (ii) an accessory (akzessorische) nature is granted (each a “Swiss Accessory Security Agreement”) each present and future Lender hereby appoints and authorizes the Agent to do all acts in the name and for the account of such Lender as its direct representative (direkter Stellvertreter), including, without limitation, (a) to accept and execute and hold, administer and, if necessary, enforce the security granted under any of the Swiss Accessory Security Agreements, (b) to agree to amendments, re-statements and other alterations of the Swiss Accessory Security Agreements, (c) to effect any release of the security under, and the termination of, any Swiss Accessory Security Agreements, and (d) to exercise such other rights powers, authorities and discretions granted to the Agent hereunder or under the relevant Swiss Accessory Security Agreement.
14.13
Restriction on Actions by Lenders. Each Lender agrees that it shall not, without the express written consent of Agent, and shall, upon the written request of Agent (to the extent it is lawfully entitled to do so), set off against the Obligations, any amounts owing by such Lender to a Loan Party or any deposit accounts of any Loan Party now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by Agent, take or cause to be taken, any action, including the commencement of any legal or equitable proceedings to foreclose any loan or otherwise enforce any security interest in any of the Collateral or to enforce all or any part of this Agreement or the other Loan Documents. All enforcement actions under this Agreement and the other Loan Documents against the Loan Parties or any third party with respect to the Obligations or the Collateral may only be taken by Agent (at the direction of the Required Lenders or as otherwise permitted in this Agreement) or by its agents at the direction of Agent.
14.14
Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Agent shall have made any demand on Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(i)
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and Agent and their respective agents and counsel and all other amounts due the Lenders and Agent under Sections 5, 15.5 and 15.17) allowed in such judicial proceedings; and
(ii)
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Agent and, in the event that Agent shall consent to the making of such payments directly to the Lenders, to pay to Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Agent and its agents and counsel, and any other amounts due Agent under Sections 5, 15.5 and 15.17.

Nothing contained herein shall be deemed to authorize Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize Agent to vote in respect of the claim of any Lender in any such proceeding.

14.15
Other Agents; Arrangers and Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “documentation agent,” “co-agent,” “book manager,” “lead manager,” “arranger,” “lead arranger” or “co-arranger”, if any, shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.
14.16
Payments Sent in Error.
(i)
If Agent notifies a Lender, secured party, or any other Person that has received funds on such Person’s behalf (each, a “Payment Recipient”) that Agent has determined at any time in its sole discretion that any funds received by such Payment Recipient from Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient, whether or not known to such Payment Recipient (any such funds or portion thereof, however received or characterized, an “Erroneous Payment”) and demands the return of such Erroneous Payment, such Erroneous Payment shall at all times remain the property of Agent, be segregated by the Payment Recipient and held in trust for the benefit of Agent, and such Payment Recipient shall (or shall cause any Payment Recipient on its behalf to) promptly, but in no event later than two Business Days thereafter, return to Agent the amount of any such Erroneous Payment, in same day funds (in the currency so received), together with interest thereon rom and including the date such Erroneous

Payment was received by such Payment Recipient to the date such amount is repaid to Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(ii)
Without limiting immediately preceding clause (a), each Payment Recipient hereby further agrees that if it receives a payment, prepayment or repayment (however received or characterized) from Agent (or any of its Affiliates) that (x) is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by Agent (or any of its Affiliates) relating thereto, (y) was not preceded or accompanied by such a notice, or (z) such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), in each case (i) an error shall be presumed to have been made absent written confirmation from Agent to the contrary and (ii) such Payment Recipient shall (or shall cause any Payment Recipient on its behalf to) promptly, but in no event later than one Business Day of its knowledge of such error, notify Agent of its receipt of such payment, prepayment or repayment, the details thereof in reasonable detail and that it is so notifying Agent pursuant to this Section 14.15(ii).
(iii)
Each Payment Recipient hereby authorizes Agent to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by Agent to such Payment Recipient from any source, against any amount due to Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.
(iv)
In the event that any Erroneous Payment is not recovered by Agent from or on behalf of a Lender for any reason, after demand therefor in accordance with immediately preceding clause (a) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon Agent’s notice to such Lender at any time, (i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as Agent may specify) (such assignment, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by Agent in such instance), and is hereby (together with Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to Borrower or Agent, (ii) Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender and (iv) Agent may reflect in the Register its ownership interest in such Loans. Agent may, in its discretion, sell all or any portion of the Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by such net proceeds, and Agent shall retain all other rights, remedies and claims against any applicable Payment Recipient. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether Agent may be equitably subrogated, Agent shall be contractually subrogated to all the rights and interests of the applicable Payment Recipient under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”).
(v)
The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by Borrower or any other Loan Party, except, in each case, solely to the extent such Erroneous Payment is comprised of funds received by Agent from Borrower or any other Loan Party for the purpose of making such Erroneous Payment.
(vi)
To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and each Payment Recipient hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by Agent for the return of any Erroneous Payment, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(vii)
Each party’s obligations, agreements and waivers under this Section 14.15 shall survive the resignation or replacement of Agent, any transfer of rights or obligations by, or the replacement of, a Lender the termination of the Commitments and/or the repayment, satisfaction or discharge of any or all Obligations under any Loan Document.
14.17
Certain ERISA Matters. For the benefit of Agent, and not for Borrower or any other Loan Party, each Lender (x) represents and warrants as of the date it became a Lender and (y) covenants from the date it became a Lender to the date it ceases being a Lender:
(i)
that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more benefit plans for such Lender’s entrance into, participation in, administration and performance of the Loans, Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14, PTE 95-60, PTE 90-1, PTE 91-38 or PTE 96-23, is applicable to such Lender’s entrance into, participation in, administration and performance of the Loans, Commitments and this Agreement, (iii) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14) which made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, Letters of Credit, Commitments and this Agreement, and the entrance into, participation in, administration and performance of the Loans, Letters of Credit, Commitments and this Agreement satisfies the requirements of sub-sections (b) through

(g) of Part I of PTE 84- 14 and, to the best knowledge of such Lender, subsection (a) of Part I of PTE 84-14, or (iv) such other representation, warranty and covenant as may be agreed in writing between Agent, in its sole discretion, and such Lender; and
(ii)
unless either (i) sub-clause 14.16(i)(i) is true with respect to such Lender or (ii) such Lender has provided another representation, warranty and covenant in accordance with sub-clause 14.16(i)(iv), that Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration and performance of the Loans, Commitments and this Agreement (including in connection with the reservation or exercise of any rights by Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
Section 15.

GENERAL.
15.1
Waiver; Amendments. No delay on the part of Agent or any Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the other Loan Documents shall in any event be effective unless the same shall be in writing and acknowledged by Lenders having an aggregate Pro Rata Shares of not less than the aggregate Pro Rata Shares expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement, by the Required Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent shall (a) extend or increase the Commitment of any Lender without the written consent of such Lender, (b) extend the date scheduled for payment of any principal (excluding mandatory prepayments) of or interest on the Loans or any fees payable hereunder without the written consent of each Lender directly affected thereby, (c) reduce the principal amount of any Loan, the rate of interest thereon or any fees payable hereunder, without the consent of each Lender directly affected thereby (except for periodic adjustments of interest rates and fees resulting from a change in the Applicable Margin as provided for in this Agreement); (d) release Borrower or any guarantor from its obligations hereunder or under the Guaranty and Collateral Agreement, other than as part of or in connection with any disposition permitted hereunder, or subordinate the obligations of Borrower or any guarantor hereunder or under the Guaranty and Collateral Agreement to any other indebtedness for borrowed money, or release or subordinate to the lien in favor of any other indebtedness for borrowed money all or any substantial part of the Collateral granted under the Collateral Documents (except as permitted by Section 14.11), change the definition of Required Lenders, any provision of Section 7.2 or Section 7.5, any provision of this Section 15.1, any provision of Section 13.3 or reduce the aggregate Pro Rata Share required to effect an amendment, modification, waiver or consent, without, in each case set forth in this clause (d), the written consent of all Lenders; (e) amend the definition of “Borrowing Base” or any defined term used therein without the written consent of all Lenders (except as otherwise expressly provided herein or in any schedule hereto); or (f) amend the definition of “Revolving Loan Availability” or any defined term used therein without the written consent of all Lenders (except as otherwise expressly provided herein or in any schedule hereto). No provision of Section 14 or other provision of this Agreement affecting Agent in its capacity as such shall be amended, modified or waived without the consent of Agent. No provision of this Agreement relating to the rights or duties of the Issuing Lenders in their capacities as such shall be amended, modified or waived without the consent of the Issuing Lenders. No provision of this Agreement relating to the rights or duties of the Swing Line Lender in its capacity as such shall be amended, modified or waived without the consent of the Swing Line Lender. No provision of this Agreement relating to the rights and duties of any Lender to which Bank Product Obligations are owed (including Hedging Obligations) shall be amended, modified or waived with the consent of such Lender.

Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, Agent and Borrower (a) other than with respect to increases pursuant to Section 2.2(e) for which Required Lender consent is not required, to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Revolving Loans, the Revolving Commitments and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

If, in connection with any proposed amendment, modification, waiver or termination requiring the consent of all Lenders, the consent of the Required Lenders is obtained, but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained being referred to as a “Non-Consenting Lender”), then, so long as Agent is not a Non-Consenting Lender, Borrower may appoint a Replacement Lender pursuant to Section 8.7(ii).

Notwithstanding anything herein to the contrary, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent that by its terms requires the consent of all the Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended, or the maturity of any of its Loan may not be extended, the rate of interest on any of its Loans may not be reduced and the principal amount of any of its Loans may not be forgiven, in each case without the consent of such Defaulting Lender and (y) any amendment, waiver or consent requiring the consent of all the Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than the other affected Lenders shall require the consent of such Defaulting Lender.

In addition, notwithstanding anything in this Section to the contrary, if Agent and Borrower shall have jointly identified an obvious error or any error or omission of a technical nature, in each case, in any provision of the Loan Documents, then Agent and Borrower shall be permitted to amend such provision, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders to Agent within ten Business Days following receipt of notice thereof.

15.2
Confirmations. Borrower and each holder of a Note agree from time to time, upon written request received by it from the other, to confirm to the other in writing (with a copy of each such confirmation to Agent) the aggregate unpaid principal amount of the Loans then outstanding under such Note.

15.3
Notices.
(i)
Generally. Except as otherwise provided in Sections 2.2(b) and 2.2(c), or clauses (b) and (c) below, all notices hereunder shall be in writing (including facsimile transmission and email) and shall be sent to the applicable party at its address shown on Annex B or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent during normal business hours (or the following Business Day if sent outside normal business hours); notices sent by mail shall be deemed to have been given five Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received. For purposes of Sections 2.2(b) and 2.2(c), Agent shall be entitled to rely on telephonic instructions from any person that Agent in good faith believes is an authorized officer or employee of Borrower, and Borrower shall hold Agent and each other Lender harmless from any loss, cost or expense resulting from any such reliance.
(ii)
Electronic Communications. Notices and other communications to the Lenders and the Issuing Lenders hereunder may be delivered or furnished by electronic communication (including email, and Internet or intranet websites) pursuant to procedures approved by Agent provided that the foregoing shall not apply to notices to any Lender or Issuing Lender pursuant to Section 2 if such Lender or Issuing Lender, as applicable, has notified Agent that it is incapable of receiving notices under such Section by electronic communication. Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless Agent otherwise prescribes, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its email address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(iii)
Platform.
(1)
Each Loan Party agrees that Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Issuing Lender and the other Lenders by posting the Communications on the Platform.
(2)
The Platform is provided “as is” and “as available.” Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall Agent or any of its Affiliates or the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of Agent or its Affiliates (collectively, the “Agent Parties”) have any liability to Borrower or the other Loan Parties, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of Borrower’s, any Loan Party’s or Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed to Agent, any Lender or any Issuing Lender by means of electronic communications pursuant to this Section, including through the Platform.
(iv)
Public Information. Borrower hereby acknowledges that certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the materials and information provided by or on behalf of Borrower hereunder and under the other Loan Documents (collectively, “Borrower Materials”) that may be distributed to the Public Lenders and that (1) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (2) by marking Borrower Materials “PUBLIC,” Borrower shall be deemed to have authorized Agents, the Issuing Lender and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to Borrower or its securities for purposes of U.S. Federal and state securities laws (provided, however, that to the extent that such Borrower Materials constitute Information, they shall be subject to Section 15.9); (3) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (4) Agents shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”. Each Public Lender will designate one or more representatives that shall be permitted to receive information that is not designated as being available for Public Lenders.

15.4
[Reserved]
15.5
Costs and Expenses. Each Loan Party, jointly and severally agrees to pay on demand all reasonable out-of-pocket costs and expenses of Agent (including Attorney Costs) in connection with the preparation, execution, syndication, delivery and administration (including perfection and protection of any Collateral and the costs of Intralinks (or other similar service), if applicable) of this Agreement, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith (including any amendment, supplement or waiver to any Loan Document), whether or not the transactions contemplated hereby or thereby shall be consummated, and all out-of-pocket costs and expenses (including Attorney Costs) incurred by Agent and each Lender after an Event of Default in connection with the collection of the Obligations or the enforcement of this Agreement the other Loan Documents or any such other documents or during any workout, restructuring or negotiations in respect thereof. In addition, each Loan Party agrees to pay, and to save Agent and the Lenders harmless from all liability for, any fees of Borrower’s auditors in connection with any reasonable exercise by Agent and the Lenders of their rights pursuant to Section 10.2. All Obligations provided for in this Section 15.5 shall survive repayment of the Loans, cancellation of the Notes, expiration or termination of the Letters of Credit and termination of this Agreement.
15.6
Assignments; Participations.
(a)
Assignments.
(i)
Any Lender may at any time assign to one or more Persons (any such Person, an “Assignee”) all or any portion of such Lender’s Loans and Commitments, with the prior written consent of Agent, the Issuing Lenders (for an assignment of the Revolving Loans and the Revolving Commitment) and, so long as no Event of Default exists, Borrower (which consents shall not be unreasonably withheld or delayed and shall not be required for an assignment by a Lender to a Lender (other than a Defaulting Lender) or an Affiliate of a Lender (other than an Affiliate of a Defaulting Lender)) or an Approved Fund (other than an Approved Fund of a Defaulting Lender). Except as Agent may otherwise agree, any such assignment shall be in a minimum aggregate amount equal to $5,000,000 or, if less, the remaining Commitment and Loans held by the assigning Lender (provided that an assignment to a Lender, an Affiliate of a Lender or an Approved Fund shall not be subject to the foregoing minimum assignment limitations). Borrower and Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned to an Assignee until Agent shall have received and accepted an effective assignment agreement in substantially the form of Exhibit D hereto (an “Assignment Agreement”) executed, delivered and fully completed by the applicable parties thereto and a processing fee of $3,500. Notwithstanding anything herein to the contrary, no assignment may be made to (i) Borrower, (ii) any other Loan Party, (iii) or any other Person that owns, directly or indirectly, five percent (5%) or more of any class of equity in Borrower, any Affiliate of Borrower or any other Loan Party, (iv) any holder of Subordinated Debt or any Debt that is secured by Liens that have been contractually subordinated to the Liens securing the Obligations or (v) any Affiliate of any of the foregoing Persons without the prior written consent of Agent, which consent may be withheld in Agent’s sole discretion and, in any event, if granted, may be conditioned on such terms and conditions as Agent shall require in its sole discretion, including, without limitation, a limitation on the aggregate amount of Loans and Commitments which may be held by such Person and/or its Affiliates and/or limitations on such Person’s and/or its Affiliates’ voting and consent rights and/or rights to attend Lender meetings or obtain information provided to other Lenders. Any attempted assignment not made in accordance with this Section 15.6(a) shall be treated as the sale of a participation under Section 15.6(b). Borrower shall be deemed to have granted its consent to any assignment requiring its consent hereunder unless Borrower has expressly objected to such assignment within three Business Days after notice thereof. In no event shall any assignment be made to a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person).
(ii)
From and after the date on which the conditions described above have been met, (i) such Assignee shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned to such Assignee pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (ii) the assigning Lender, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, shall be released from its rights (other than its indemnification rights) and obligations hereunder. Upon the request of the Assignee (and, as applicable, the assigning Lender) pursuant to an effective Assignment Agreement, Borrower shall execute and deliver to Agent for delivery to the Assignee (and, as applicable, the assigning Lender) a Note in the principal amount of the Assignee’s Pro Rata Share of the Revolving Commitment (and, as applicable, a Note in the principal amount of the Pro Rata Share of the Revolving Commitment retained by the assigning Lender). Each such Note shall be dated the effective date of such assignment. Upon receipt by Agent of such Note(s), the assigning Lender shall return to Borrower any prior Note held by it.
(iii)
Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(b)
Participations. Any Lender may at any time sell to one or more Persons participating interests in its Loans, Commitments or other interests hereunder (any such Person, a “Participant”). In the event of a sale by a Lender of a participating interest to a Participant, (a) such Lender’s obligations hereunder shall remain unchanged for all purposes, (b) Borrower and Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations hereunder, (c) all amounts payable by Borrower shall be determined as if such Lender had not sold such participation and shall be paid directly to such Lender and (d) each Lender granting a participation hereunder shall maintain, as a non-fiduciary agent of Borrower, a register (the “Participation Register”) as to the participations granted and transferred under this Section 15.6.2 containing the same information specified in Section 15.7 on the Register as if the each participant were a Lender, and no participation may be transferred except as recorded in such Participation Register; provided that no Lender shall have any obligation to disclose all or any portion of its Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent such disclosure is necessary to establish that such Commitments, Loans, Letters of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. No Participant shall have any direct or indirect voting rights hereunder except with respect to any event described in Section 15.1 expressly requiring the unanimous vote of all Lenders or, as applicable, all affected Lenders. Each Lender agrees to incorporate the requirements of the preceding sentence into each participation agreement which such Lender enters into with any Participant. Notwithstanding anything herein to the contrary, no participation may be sold to any equity holder of a Loan Party, any Affiliate of any equity holder of a Loan Party, any Loan Party, any holder of Subordinated Debt, any holder of any Debt that is secured by Liens that have been contractually subordinated to the Liens securing the Obligations or any Affiliate of any of the foregoing Persons without the prior written consent of Agent, which consent may be withheld in Agent’s sole discretion and, in any event, if granted, may be conditioned on such terms and conditions as Agent shall require in its sole discretion, including, without limitation, a limitation on the aggregate amount of Loans and Commitments which may be participated such Person and/or its Affiliates and/or limitations on such Person’s and/or its Affiliates’ voting and consent rights and/or rights to attend Lender meetings or obtain information provided to other Lenders. Borrower agrees that if amounts outstanding under this Agreement are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement and with respect to any Letter of Credit to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that such right of set-off shall be subject to the obligation of each Participant to share with the Lenders, and the Lenders agree to share with each Participant, as provided in Section 7.5. Borrower also agrees that each Participant shall be entitled to the benefits of Section 7.9 or 8 as if it were a Lender (provided that on the date of the participation no Participant shall be entitled to any greater compensation pursuant to Section 7.9 or 8 than would have been paid to the participating Lender on such date if no participation had been sold and that each Participant complies with Section 7.9(iv) as if it were a Lender).
15.7
Register. Agent shall maintain as a non-fiduciary agent of Borrower, a copy of each Assignment Agreement delivered and accepted by it and register (the “Register”) for the recordation of names and addresses of the Lenders and the Commitment of each Lender and principal and stated interest of each Loan owing to each Lender from time to time and whether such Lender is the original Lender or the Assignee. No assignment shall be effective unless and until the Assignment Agreement is accepted and registered in the Register. All records of transfer of a Lender’s interest in the Register shall be conclusive, absent manifest error, as to the ownership of the interests in the Loans. The Register shall be available for inspection by Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. Agent shall not incur any liability of any kind with respect to any Lender with respect to the maintenance of the Register. This Section and Section 15.6.2 shall be construed so that the

Loans are at all times maintained in “registered form” for the purposes of the Code and any related regulations (and any successor provisions).
15.8
GOVERNING LAW. THIS AGREEMENT AND EACH NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
15.9
Confidentiality. As required by federal law and Agent’s policies and practices, Agent may need to obtain, verify, and record certain customer identification information and documentation in connection with opening or maintaining accounts, or establishing or continuing to provide services. Agent and each Lender agree to use commercially reasonable efforts (equivalent to the efforts Agent or such Lender applies to maintain the confidentiality of its own confidential information) to maintain as confidential all information provided to them by any Loan Party and designated as confidential, except that Agent and each Lender may disclose such information (a) to Persons employed or engaged by Agent or such Lender in evaluating, approving, structuring or administering the Loans and the Commitments; (b) to any assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 15.9 (and any such assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a) above); (c) as required or requested by any federal or state regulatory authority or examiner, or any insurance industry association, or as reasonably believed by Agent or such Lender to be compelled by any court decree, subpoena or legal or administrative order or process; (d) as, on the advice of Agent’s or such Lender’s counsel, is required by law; (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any litigation to which Agent or such Lender is a party; (f) to any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender; (g) to any Affiliate of Agent, the Issuing Lenders or any Lender who may provide Bank Products to the Loan Parties; (h) to Lender’s independent auditors and other professional advisors as to which such information has been identified as confidential; (i) to any actual or prospective direct or indirect counterparty (or its advisors) to any Hedging Agreement or other transaction under which payments are to be made by reference to Borrower and its Obligations, this Agreement or payments hereunder; or (j) that ceases to be confidential through no fault of Agent or any Lender. Notwithstanding the foregoing, Borrower consents to the publication by Agent or any Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement, and Agent reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements. If any provision of any confidentiality agreement, non-disclosure agreement or other similar agreement between Borrower and Lender conflicts with or contradicts this Section 14.7 with respect to the treatment of confidential information, this section shall supersede all such prior or contemporaneous agreements and understandings between the parties. For the avoidance of doubt, nothing in this Section 15.9 shall prohibit any Person from voluntarily disclosing or providing any confidential information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Section 15.9 shall be prohibited by the laws or regulations applicable to such Regulatory Authority.
15.10
Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of the Loan Parties and rights of Agent and the Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by Applicable Law.
15.11
Nature of Remedies. All Obligations of the Loan Parties and rights of Agent and the Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by Applicable Law. No failure to exercise and no delay in exercising, on the part of Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
15.12
Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof (except as relates to the fees described in Section 5.3) and any prior arrangements made with respect to the payment by the Loan Parties of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of Agent or the Lenders.
15.13
Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws governing this Agreement based on the Uniform Electronic Transactions Act or otherwise. Electronic records of executed Loan Documents maintained by Agent shall be deemed to be originals.
15.14
Successors and Assigns. This Agreement shall be binding upon Borrower, the other Loan Parties, the Lenders and Agent and their respective successors and assigns, and shall inure to the benefit of Borrower, the other Loan Parties, the Lenders and Agent and the successors and assigns of the Lenders and Agent. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. No Loan Party may assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of Agent and each Lender.
15.15
Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.
15.16
Customer Identification - USA Patriot Act Notice. Each Lender subject to the Patriot Act and CIBC Bank USA (for itself and not on behalf of any other party) hereby notify the Loan Parties that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (the “Patriot Act”), it may be required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of the Loan Parties and other information that will allow such Lender or CIBC Bank USA, as applicable, to identify the Loan Parties in accordance with the Patriot Act.
15.17
INDEMNIFICATION BY LOAN PARTIES. IN CONSIDERATION OF THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY AGENT AND THE LENDERS AND THE AGREEMENT TO EXTEND THE COMMITMENTS PROVIDED HEREUNDER, EACH LOAN PARTY HEREBY AGREES TO INDEMNIFY, EXONERATE AND HOLD AGENT, EACH LENDER AND EACH OF THE OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES AND AGENTS OF AGENT AND EACH LENDER (EACH A “LENDER PARTY”) FREE AND HARMLESS FROM AND AGAINST ANY AND ALL THIRD PARTY ACTIONS, THIRD PARTY CAUSES OF ACTION, SUITS, LOSSES, LIABILITIES, DAMAGES AND EXPENSES, INCLUDING ATTORNEY COSTS (COLLECTIVELY, THE “INDEMNIFIED LIABILITIES”), INCURRED BY THE LENDER PARTIES OR ANY OF THEM AS A RESULT OF (A) ANY TENDER OFFER, MERGER, PURCHASE OF CAPITAL SECURITIES, PURCHASE OF ASSETS OR OTHER SIMILAR TRANSACTION FINANCED OR PROPOSED TO BE FINANCED IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, WITH THE PROCEEDS OF ANY OF THE LOANS, (B) THE USE, HANDLING, RELEASE, EMISSION, DISCHARGE, TRANSPORTATION, STORAGE, TREATMENT OR DISPOSAL OF ANY HAZARDOUS SUBSTANCE AT ANY PROPERTY OWNED OR LEASED BY ANY LOAN PARTY, (C) ANY VIOLATION OF ANY ENVIRONMENTAL LAWS WITH RESPECT TO CONDITIONS AT ANY PROPERTY OWNED OR LEASED BY ANY LOAN PARTY OR THE OPERATIONS CONDUCTED THEREON, (D) THE INVESTIGATION, CLEANUP OR REMEDIATION OF OFFSITE LOCATIONS AT WHICH ANY LOAN PARTY OR THEIR RESPECTIVE PREDECESSORS ARE ALLEGED TO HAVE DIRECTLY OR INDIRECTLY DISPOSED OF HAZARDOUS SUBSTANCES OR (E) THE EXECUTION, DELIVERY, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BY ANY OF THE LENDER PARTIES, EXCEPT FOR ANY SUCH INDEMNIFIED LIABILITIES ARISING ON ACCOUNT OF THE APPLICABLE LENDER PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A FINAL, NONAPPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION. IF AND TO THE EXTENT THAT THE FOREGOING UNDERTAKING MAY BE UNENFORCEABLE FOR ANY REASON, EACH LOAN PARTY HEREBY AGREES TO MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE

INDEMNIFIED LIABILITIES WHICH IS PERMISSIBLE UNDER APPLICABLE LAW. ALL OBLIGATIONS PROVIDED FOR IN THIS SECTION 15.17 SHALL SURVIVE REPAYMENT OF THE LOANS, CANCELLATION OF THE NOTES, EXPIRATION OR TERMINATION OF THE LETTERS OF CREDIT, ANY FORECLOSURE UNDER, OR ANY MODIFICATION, RELEASE OR DISCHARGE OF, ANY OR ALL OF THE COLLATERAL DOCUMENTS AND TERMINATION OF THIS AGREEMENT.
15.18
Nonliability of Lenders. The relationship between Borrower on the one hand and the Lenders and Agent on the other hand shall be solely that of borrower and lender. Neither Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Loan Parties, on the one hand, and Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor. Neither Agent nor any Lender undertakes any responsibility to any Loan Party to review or inform any Loan Party of any matter in connection with any phase of any Loan Party’s business or operations. Each Loan Party agrees that neither Agent nor any Lender shall have liability to any Loan Party (whether sounding in tort, contract or otherwise) for losses suffered by any Loan Party in connection with, arising out of, or in any way related to the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. NO LENDER PARTY SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY OTHERS OF ANY INFORMATION OR OTHER MATERIALS OBTAINED THROUGH INTRALINKS OR OTHER SIMILAR INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS AGREEMENT, NOR SHALL ANY LENDER PARTY HAVE ANY LIABILITY WITH RESPECT TO, AND EACH LOAN PARTY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR, ANY SPECIAL, PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ARISING OUT OF ITS ACTIVITIES IN CONNECTION HEREWITH OR THEREWITH (WHETHER BEFORE OR AFTER THE RESTATEMENT EFFECTIVE DATE). Each Loan Party acknowledges that it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party. No joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders.
15.19
Cashless Settlements. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by Borrower, Agent and such Lender.
15.20
FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF

THE STATE OF NEW YORK LOCATED WITHIN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
15.21
WAIVER OF JURY TRIAL. EACH LOAN PARTY, AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
15.22
Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) any effects of any Bail-in Action on any such liability.

The following terms have the following meanings:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

15.23
Acknowledgment Regarding any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree that (a) if a Covered Entity party to such Supported QFC becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation therein or thereunder, and any property rights relating thereto) from such Covered Entity will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime, and (b) if such Covered Entity or a BHC Act Affiliate thereof becomes subject to such a proceeding, Default Rights under the Loan Documents that might otherwise be exercised against such Covered Entity relating to such Supported QFC or any QFC Credit Support are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime.

The following terms shall have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and interpreted in accordance with, 12 C.F.R. § § 252.81, 47.2 or 382.1 as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“U.S. Special Resolution Regimes” means the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

15.24
Benchmark Replacement Setting; Benchmark Conforming Changes. Upon the occurrence of a Benchmark Transition Event, Agent and Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after Agent has posted such proposed amendment to all Lenders and Borrower so long as Agent has not received, by such time, written notice of objection thereto from Lenders comprising the Required Lenders. No such replacement will occur prior to the applicable Benchmark Transition Start Date. In connection with Term SOFR or the implementation of a Benchmark Replacement, Agent will have the right to make Benchmark Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. Agent will promptly notify Borrower and the Lenders of the implementation of any Benchmark Replacement and the effectiveness of any Benchmark Conforming Changes. Agent will promptly notify Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to this Section. Any determination, decision or election that may be made by Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section. Notwithstanding anything to the contrary herein or in any other Loan Document (other than any Hedging Agreement), at any time, (a) if the then-current Benchmark is a term rate (including Term SOFR) and either (i) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Agent in its reasonable discretion or (ii) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor, and (b) if a tenor that was removed pursuant to clause (a) above either (i) is subsequently displayed on a screen or information service for a Benchmark or (ii) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark, then Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans, and any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Term SOFR Interest Period.

The following terms shall have the following meanings:

“Available Tenor” means, as of any date of determination with respect to the then-current Benchmark, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” or similar term pursuant to Section 15.24.

“Benchmark” means, initially, Term SOFR and Daily Simple SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Term SOFR and/or Daily Simple SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 15.24.

“Benchmark Conforming Changes” means, with respect to Daily Simple SOFR, Term SOFR or any Benchmark Replacement, any technical, administrative or operational changes (including (a) changes to the definition of “Business Day” or other definitions, (b) the addition of concepts such as “interest period”, (c) changes to timing and/or frequency of determining rates, making interest payments, giving borrowing requests, prepayment, conversion or continuation notices, or length of lookback periods, (d) the applicability of Section 8.4 (Compensation for losses) and (e) other technical, administrative or operational matters) that Agent decides may be appropriate to reflect the adoption and implementation of Daily Simple SOFR, Term SOFR or such Benchmark Replacement and to permit the administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent decides that adoption of any portion of such market practice is not administratively feasible or determines that no such market practice exists, in such other manner as Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by Agent giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by Agent giving due consideration to any selection or recommendation by the Relevant Governmental Body, or any evolving or then-prevailing market convention at such time, for determining a spread adjustment, or method for calculating or determining such spread adjustment, for such type of replacement for U.S. dollar-denominated syndicated credit facilities.

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official or resolution authority with jurisdiction over the administrator for such Benchmark (or such component), or a court or an entity with similar insolvency or resolution authority, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available

Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 15.24 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 15.24.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

15.25
Alternative Pricing Techniques. In any case under this Agreement where a calculation is to be made using the COMEX Price for a Precious Metal (in the form of gold or silver) or the NYMEX Price for a Precious Metal (in the form of platinum or palladium), if the Borrower determines for any reason that such COMEX Price or NYMEX Price cannot be determined on the date required, then the Borrower shall immediately so notify the Administrative Agent and in lieu thereof the applicable price shall be the settlement price per troy ounce at the close of business on the Business Day immediately preceding such date for a contract traded on an exchange, operated by CME Group Inc. and acceptable to the Administrative Agent and the Required Lenders, to sell the relevant quantity of such Precious Metal for delivery in the nearest subsequent month for which such a contract is offered for sale; provided, however, if the Borrower shall determine for any reason that the value of such Precious Metal cannot be determined on the date required, then the Borrower shall immediately so notify the Administrative Agent, and in lieu thereof the Borrower, with the written concurrence of the Required Lenders (which they may withhold in their sole discretion), shall use its good faith judgment in determining the value of such Precious Metal for the purposes hereof.
15.26
Amendment and Restatement.
(a)
Existing Obligations. Borrower hereby acknowledges, confirms and agrees that Borrower is indebted to the Lenders for outstanding loans and advances to Borrower under each Loan Document (as defined in the Original Loan Agreement, collectively, the “Original Loan Documents”), together with all interest accrued and accruing thereon (to the extent applicable), and all fees, costs, expenses and other charges relating thereto, all of which are unconditionally owing by Borrower to the Lenders to the extent set forth in the Original Loan Documents, without offset, defense or counterclaim of any kind, nature or description whatsoever.
(b)
Acknowledgement of Security Interests.
(i)
Each Loan Party hereby acknowledges, confirms and agrees that the Agent shall continue to have a security interest in and lien upon the Collateral heretofore granted to Agent pursuant to the Original Loan Documents to secure the Obligations, as well as any Collateral granted under the Guaranty and Collateral Agreement and under any of the other Loan Documents or otherwise granted to or held by Agent in connection with the Obligations.
(ii)
The liens and security interests of Agent in the Collateral shall be deemed to be continuously granted and perfected from the earliest date of the granting and perfection of such liens and security interests to the Lenders, whether under the Original Loan Documents, this Agreement or any of the other Loan Documents.
(c)
Existing Agreements. Each Loan Party hereby acknowledges, confirms and agrees that: (i) the Original Loan Documents have been duly executed and delivered by each Loan Party party thereto and are in full force and effect as of the date hereof; (ii) the agreements and obligations of each Loan Party contained in the Original Loan Documents constitute the legal, valid and binding obligations of each Loan Party party thereto enforceable against such Loan Party in accordance with their terms, except as they may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, and no Loan Party has a valid defense to the enforcement of such obligations; and (iii) Agent and the Lenders are entitled to all of the rights, remedies and benefits provided for in or arising pursuant to the Original Loan Documents.
(d)
Waiver and Release of all Claims and Defenses. Each Loan Party hereby represents and warrants to Agent, and agrees with Agent, that, as of the Restatement Effective Date, no Loan Party has any claim or offset against, or defense or counterclaim to, any obligation or liability under this Agreement, the Original Loan Documents or any other Loan Document, and each Loan Party hereby waives and releases Agent and all of its affiliates, officers, agents, attorneys, employees and representatives, as of the Restatement Effective Date, from any and all such claims, offsets, defenses and counterclaims of which a Loan Party is aware or unaware arising prior to the Restatement Effective Date, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
15.27
Restatement.
(a)
As of the Restatement Effective Date, the terms, conditions, agreements, covenants, representations and warranties set forth in the Original

Loan Documents are simultaneously amended and restated in their entirety (including the schedules delivered prior to the Restatement Effective Date, which shall be superseded by the schedules delivered on and after the Restatement Effective Date), and as so amended and restated, replaced and superseded by the terms, conditions, agreements, covenants, representations and warranties set forth in this Agreement and the other Loan Documents executed or delivered on or after the date hereof, except that nothing herein or in the other Loan Documents shall impair or adversely affect the continuation of the liability of each Loan Party for the Obligations heretofore incurred and the security interests, liens and other interests in the Collateral heretofore granted, pledged or assigned by each Loan Party to Administrative Agent (whether directly, indirectly or otherwise).
(b)
The amendment and restatement contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Obligations of Borrower and each other Loan Party evidenced by or arising under any of the Original Loan Documents, and the Liens and security interests of Agent for the benefit of the Lenders securing such Obligations and other obligations and liabilities, which shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect in favor of Agent.
(c)
All loans, advances and other financial accommodations under any of the Original Loan Documents and all other Obligations of Borrower and each other Loan Party to Agent and the Lenders outstanding and unpaid as of the date hereof pursuant to the Original Loan Documents or otherwise shall be deemed Obligations of Borrower and each other Loan Party pursuant to the terms hereto.

[Signature pages follow]

The parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

GOLD.COM, INC., as Borrower

By:

Name:

Title:

JM BULLION, INC., as a Guarantor

By:

Name:

Title:

COLLATERAL FINANCE CORPORATION, as a Guarantor

By:

Name:

Title:

TRANSCONTINENTAL DEPOSITORY SERVICES, LLC, as a Guarantor

By:

Name:

Title:

A-M GLOBAL LOGISTICS, LLC, as a Guarantor

By:

Name:

Title:

AM&ST ASSOCIATES, LLC, as a Guarantor

By:

Name:

Title:

Signature Page to Amended and Restated Credit Agreement

GOLDLINE, INC., as a Guarantor

By:

Name:

Title:

AM IP ASSETS, LLC, as a Guarantor

By:

Name:

Title:

AM SERVICES, INC., as a Guarantor

By:

Name:

Title:

CFC ALTERNATIVE INVESTMENTS, LLC, as a Guarantor

By:

Name:

Title:

GOLD PRICE GROUP, as a Guarantor

By:

Name:

Title:

SILVER.COM, INC. as a Guarantor

By:

Name:

Title:

PROVIDENT METALS CORP, as a Guarantor

By:

Name:

Title:

Signature Page to Amended and Restated Credit Agreement

BUY GOLD AND SILVER CORP. as a Guarantor

By:

Name:

Title:

MARKSMEN HOLDINGS, LLC as a Guarantor

By:

Name:

Title:

BX CORPORATION as a Guarantor

By:

Name:

Title:

PINEHURST COIN EXCHANGE, INC. as a Guarantor

By:

Name:

Title:

SPECTRUM GROUP INTERNATIONAL, LLC as a Guarantor

By:

Name:

Title:

BOWERS & MERENA AUCTIONS, LLC as a Guarantor

By:

Name:

Title:

Signature Page to Amended and Restated Credit Agreement

SPECTRUM NUMISMATICS INTERNATIONAL, INC. as a Guarantor

By:

Name:

Title:

STACK’S-BOWERS NUMISMATICS, LLC as a Guarantor

By:

Name:

Title:

SBG FINANCE, LLC as a Guarantor

By:

Name:

Title:

SGI SUB, INC. as a Guarantor

By:

Name:

Title:

AMS HOLDING, LLC as a Guarantor

By:

Name:

Title:

ASSET MARKETING SERVICES, LLC as a Guarantor

By:

Name:

Title:

Signature Page to Amended and Restated Credit Agreement

AM/AMS HOLDING, LLC as a Guarantor

By:

Name:

Title:

AM LPM SINGAPORE PTE. LTD. as a Guarantor

By:

Name:

Title:

AM PRECIOUS METALS SINGAPORE PTE. LTD. as a Guarantor

By:

Name:

Title:

CFC CANADA INC. as a Guarantor

By:

Name:

Title:

MONEX DEPOSIT COMPANY, LLC as a Guarantor

By:

Name:

Title:

AM-MNX INVESTMENTS, LLC as a Guarantor

By:

Name:

Title:

NEWPORT SERVICE CORPORATION as a Guarantor

By:

Signature Page to Amended and Restated Credit Agreement

Name:

Title:

Signature Page to Amended and Restated Credit Agreement

CIBC BANK USA, as Agent, as Issuing Lender and as a Lender

By:

Name:

Title:

Signature Page to Amended and Restated Credit Agreement

[OTHER LENDERS]

By:

Name:

Title:

Signature Page to Amended and Restated Credit Agreement

ANNEX A

LENDERS AND PRO RATA SHARES

Lender	Revolving Commitment Amount	Pro Rata Share*/
CIBC Bank USA	$90,000,000	21.052631578%
Coöperatieve Rabobank U.A., New York Branch	$45,000,000	10.526315789%
Natixis, New York Branch	$45,000,000	10.526315789%
Brown Brothers Harriman	$40,000,000	9.356725146%
Cal Bank & Trust	$40,000,000	9.356725146%
Deutsche Bank AG, Amsterdam Branch	$40,000,000	9.356725146%
Industrial and Commercial Bank of China Limited, New York Branch	$40,000,000	9.356725146%
Sunwest Bank	$30,000,000	7.017543859%
BOKF, NA dba Bank of Oklahoma	$30,000,000	7.017543859%
HSBC	$27,500,000	6.432748538%
TOTALS	$427,500,000	100%

*/ Carry out to nine decimal places.

Annex A to Amended and Restated Credit Agreement

ANNEX B

ADDRESSES FOR NOTICES

GOLD.COM, INC., as Borrower
1550 Scenic Avenue, Suite 150, Costa Mesa, CA 92626
Attention: Thor Gjerdrum
Email: thor@amark.com

with a copies to (which copy shall not constitute notice hereunder):

Frye & Hsieh, LLP
24955 Pacific Coast highway, Suite A201
Malibu, CA 90265
Attention: Douglas Frye
Fax No. (310) 456-0808
Email: doug@douglasfryelaw.com

CIBC BANK USA, as Agent, Issuing Lender and a Lender

Notices of Borrowing, Conversion, Continuation and Letter of Credit Issuance

CIBC Bank USA
1550 Wewatta St
Suite 520
Denver, CO 80202
Attention: Jason Simon
Fax No.: (303) 476-6625
Email: J.J.Simon@cibc.com

with a copies to (which copy shall not constitute notice hereunder):

CIBC Bank USA
120 South LaSalle Street
Chicago, IL 60603
Attention: Catherine Kelly
Fax No.: 312-766-2899
Email: Catherine.Kelly@cibc.com

and:

Reed Smith LLP
1400 Wewatta, Suite 350
Denver, CO 80202
Attn: Jay Spader
Fax No. (303) 552-3816
Email: jspader@reedsmith.com

Annex B to Amended and Restated Credit Agreement

LENDERS:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH
245 Park Avenue
New York, NY 10167
Email: paul.moisselin@rabobank.com
Fax No.: (212) 808-2578
Telephone: (212)-808-6848
Attn: Paul Moisselin

BOKF, NA dba BANK OF OKLAHOMA
1600 Broadway, 26th Floor
Denver, CO 80202
Email: krooney@bokf.com
Attn: Katherine Rooney

CALIFORNIA BANK & TRUST
550 S. Hope Street – Suite 300
Los Angeles, CA 90071
Attn: Tomas Jasz, 1st Vice President

BROWN BROTHERS HARRIMAN & CO.
140 Broadway
New York, NY 10005
Email: credit.admin@bbh.com
Attn: PB Credit Admin

HSBC
66 Hudson Blvd E
New York, NY 10001
Attn: Jordan Nenoff
Email: jordan.nenoff@us.hsbc.com

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH
1185 Sixth Avenue, 18th Floor
New York, NY 10036
Attn: Jamie Matos
Email: Jamie.matos@us.icbc.com.cn

DEUTSCHE BANK AG, AMSTERDAM BRANCH
De Entree 195
Amsterdam, 1101 HE
Attn: Vaisak Sadhanandan
Email: vaisak.sadhanandan@db.com

SUNWEST BANK
2050 Main Street, Suite 300
Irvine, CA 92614
Attn: Alison Davis
Email: adavis@sunwestbank.com

Annex B to Amended and Restated Credit Agreement

NATIXIS, NEW YORK BRANCH
1251 Avenue of the Americas
New York, NY 10020
Attn: Paul Goncharoff
Email: paul.goncharoff@natixis.com

Annex B to Amended and Restated Credit Agreement

Schedule 1.1A

Approved Counterparties

Counterparty	Exposure Limit
ABN AMRO	$17,500,000
Argen	$8,000,000
Asahi America Holdings, Inc. and Asahi Refining Canada Ltd, (shared limit)	$35,000,000
Bank Julius Baer, Switzerland	$6,000,000
BASF	$7,500,000
Bayerische Landesbank, Germany	$10,000,000
CIBC Canada (and its Affiliates) (shared limit)	$35,000,000
Coeur Rochester and Coeur Mexicana (shared limit)	$6,000,000
Commerzbank AG – Frankfurt, Luxembourg and New York branches (shared limit)	$20,000,000
Coins n Things	$12,000,000
Credit Suisse First Boston	$17,500,000
Erste Bank, Germany	$10,000,000
Garfield Refining	$10,000,000
Geiger Edelmetalle AG	$12,000,000
Goldcorp, Australia	$20,000,000
Helaba (formerly West LB, Portigon)	$7,000,000
Heraeus Metals (Germany and New York offices) (shared limit)	$12,000,000
HSBC Bank USA, N. A.	$50,000,000
HSBC Securities (USA) Inc.	$20,000,000
ICBC Standard Bank	$35,000,000
Jaggards Coins Australia	$10,000,000
Johnson Matthey	$15,000,000
JP Morgan Chase	$35,000,000
Landesbank Baden, Germany	$10,000,000
Mitsubishi International Corp	$35,000,000
Morgan Stanley & Company, Inc. /Morgan Stanley Capital -Shared	$35,000,000
MTB	$10,000,000
Ocean Partners and Ocean Partners UK (shared limit)	$5,000,000

Counterparty	Exposure Limit
Pro Aurum OHG – offices in Austria, Hong Kong, Germany and Switzerland (shared limit)	$7,000,000
Raiffeisen, Switzerland	$15,000,000
Rand Refinery Ltd.	$40,000,000
Reisebank	$15,000,000
Resource Capital Gold Corp.	$5,000,000
Rio Tinto (Kennecott)	$25,000,000
Royal (British) Mint	$35,000,000
Royal Bank of Canada	$35,000,000
Royal Canadian Mint	$35,000,000
Soluciones Ecologicas en Metales, SA	$7,500,000
Sparkasse OOE AG	$7,000,000
St. Andrew Goldfields Ltd.	$12,000,000
Stern Leach	$30,000,000
StoneX	$20,000,000
Tanaka Kikinzoku KK	$7,500,000
TD Securities	$40,000,000
Techemet	$20,000,000
UBS Financial Services, Inc./UBS AG-Gold Numismatics - Shared	$40,000,000
Umicore	$15,000,000
United Overseas Bank	$35,000,000
United States Mint	$100,000,000
VALCAMBI SA	$20,000,000
Bank of America	$40,000,000
Wells Fargo	$40,000,000
Metalor	$20,000,000
Sumitomo	$35,000,000
Sunshine Minting, Inc.	$35,000,000
Argor Heraeus	$35,000,000
Bank of Montreal	$40,000,000
Deutsche Bank	$40,000,000
Costco Wholesale Corporation	$75,000,000

Counterparty	Exposure Limit
Costco Wholesale Corporation Canada, Ltd.	$75,000.000
United Overseas Bank Limited	$35,000,000
Deutsch Bank AG, Singapore Branch	$30,000,000
Sojitz Corporation	$25,000,000
Hanwa Co., Ltd.	$20,000,000
Standard Chartered Bank (Singapore) Limited	$25,000,000
Standard Chartered Bank, London	$35,000,000
Mitsui Bussan Commodities Ltd.	$30,000,000
Zions Bancorporation, N.A dba Cal Bank & Trust	$15,000,000
Macquarie Bank Limited	$25,000,000

Schedule 1.1B

Approved Depositories

Depository	Location	Limit
Asahi Refining USA, Inc.*	4601 West 2100 South Salt Lake City, Utah 84120	$75,000,000
Asahi Refining USA, Inc.*	875 Western highway N Blauvelt, NY, 10913	$75,000,000
Brinks, Incorporated	2555 Century Lake Drive Irving, Texas 75062	$50,000,000
Brinks Global Services USA Inc.	184-45 147th Avenue Springfield Gardens, New York 11413	$150,000,000
Brinks Global Services USA, Inc.	3635 West 1820 South Salt Lake City, Utah 84104	$125,000,000 minus the amount held in its capacity as a CFC Approved Depository (at such location)
Sunshine Minting Inc.	750 West Canfield Avenue Coeur d’Alene, Idaho 83815 and 7600 East Gate Road Henderson, Nevada 89011	$90,000,000
Brinks, Incorporated	5115 W. Nassau Street Tampa, Florida 33607	$50,000,000
Loomis International (US) LLC	1 Brooklyn Road Hempstead, NY 11550	$100,000,000
Loomis International (US) LLC	656 South Vail Avenue Montebello, California 90640	$25,000,000
Pinehurst Coin Exchange, Inc.	5 Trotter Hills Cir Pinehurst, NC 28374	$35,000,000
A-M Global Logistics, LLC	6055 Surrey Street, Suite 105 Las Vegas, Nevada 89119	$500,000,000

Depository	Location	Limit

A-M Global Logistics, LLC / JMB Inventory	6055 Surrey Street, Suite 105 Las Vegas, Nevada 89119	$300,000,000
Numismatic Guaranty Corporation	5501 Communications Parkway Sarasota, Florida 34240	$60,000,000 minus the amount held in its capacity as a CFC Approved Depository
Professional Coin Grading Service Division of Collectors Universe, Inc.	1610 E. St. Andrew Place, Suite 150 Santa Ana, California 92705	$60,000,000 minus the amount held in its capacity as a CFC Approved Depository
AM & ST Associates, LLC dba Silvertowne Mint	950 East Base Road Winchester, Indiana 47394	$135,000,000
Stack’s-Bowers Numismatics, LLC dba Stack’s Bowers Galleries	1550 East Scenic Avenue Suite 150 Costa Mesa, California 92626	$50,000,000 minus the amount held in its capacity as a CFC Approved Depository
HSBC Bank USA, N. A.*	1 West 39th Street New York, New York 10018	$50,000,000
JPMorgan Chase Bank, NA*	1 Chase Manhattan Plaza New York, New York 10005	$50,000,000
Malca-Amit USA, LLC*	153-66 Rockaway Blvd Jamaica NY 11434	$50,000,000
Manfra, Tordella & Brookes, Inc. aka MTB*	50 West 47th Street Level C 3 New York, NY 10036	$30,000,000
JM Bullion, Inc.	8732 N. Royal Lane Irving, Texas 75063	$150,000,000

Depository	Location	Limit

Delaware Depository Service Corp.*	3601 North Market Street Wilmington, DE 19802 and 3400 Governor Printz Blvd Wilmington, DE 19802	$30,000,000 (per location)
International Depository Services of Delaware*	406 W. Basin Rd. New Castle, DE 19720	$30,000,000
CNT Depository, Inc.*	722 Bedford Street Bridgewater, MA 02324	$30,000,000
Asahi Florida	12800 NW 38th Ave. Miami, FL 33172	$25,000,000
Loomis Miami	1315 NW 98 Court Unit 5 Miami, FL 33172	$35,000,000
Brinks LA	1821 South Soto Street Los Angeles, CA	$100,000,000 minus the amount held in its capacity as a CFC Approved Depository (at such location)
KCI Fabrication (aka Texas Precious Metals, LLC)	50 County Road Shiner, TX 77984	$50,000,000
Loomis US (Las Vegas)	5780 Edmund Street Las Vegas, NV 89118	$75,000,000

* Denotes that location must be COMEX licensed to be an Approved Depository.

Schedule 1.1C

Foreign Approved Depositories

Depository	Location	Limit
Loomis International (DE) GmbH	Seinestrasse 3, 65479 Raunheeim, Germany	$50,000,000
HSBC Bank Plc	8 Canada Square London, United Kingdom E145HQ	$50,000,000
Brinks Canada Limited	640 28th Street North East Bay #8 Calgary, Alberta T2A 6R3 Canada	$75,000,000 minus the amount held in its capacity as a CFC Approved Depository (at such location)
Brinks Canada Limited	95 Browns Line Toronto, Ontario M8W 3S2 Canada	$75,000,000 minus the amount held in its capacity as a CFC Approved Depository (at such location)
Royal Canadian Mint	320 Sussex Ottawa, Ontario, K1A0G8 Canada	$75,000,000
Brink’s Global Services PTE Ltd.	1 Kaki Bukit Road 1, #02-33 Enterprise One Singapore, 415934	$50,000,000
Loomis International Zurich	Steinackerstrasse 28 CH-8302 Kloten, Switzerland	$50,000,000
Loomis International (SG) Pte. Ltd.	No. 32, Changi North Crescent, LE FREEPORT Singapore 499643	$50,000,000
Brink’s Limited	Unit 1, Radius Park Faggs Road, Feltham Middlesex, TW14 0NG United Kingdom	$50,000,000
Brink’s Switzerland Ltd.	Freight Building East, Gate 105 CH-8058 Zurich Airport	$50,000,000
Brink’s Australia Pty Ltd.	Unit 6/4 Huntley Street Alexandria NSW 2015 Australia	$25,000,000
Brink’s Australia Pty Ltd.	52A Fairbrother St, Belmont, WA, 6104, Australia	$25,000,000

Depository	Location	Limit
Brink’s Global Services France	1 rue des Patis Cargo 6 95708 Roissy CDG	$20,000,000
Loomis International (UK)	Unit 13, Shepperton Business Park, Govett Avenue Shepperton, Middlesex TW17 8BA, United Kingdom	$35,000,000
Malca Amit	32 Changi North Crescent The Freeport Singapore Singapore 499643	$35,000,000
Asahi Refining Canada Ltd.	130 Glidden road Brampton, Ontario L6W3M8 Canada	$35,000,000
Brinks, Inc. Hong Kong	Room 1024E-1026E, 1/F, ATL Logistics Centre A, Kwai Chung Container Terminal 3, New Terr, Hong Kong	$50,000,000
Trossachs Holdings, Ltd	Forge Lane/Forge Industrial Park Unit 9 Sutton Coldfield B761AJ United Kingdom	$15,000,000
Brinks Japan Limited	Tokyo Operation Center (TOC) J-Pro Machiya Bldg. 1F, 1-38-16 Arakawa-ku Tokyo, Japan 116-0001	$25,000,000
Brinks Japan Limited	Narita Airport Branch 2091-106 Komaino Aza Dainoda Narita, Chiba, Japan 286-0121	$25,000,000
Brinks India Pvt Ltd.	GIFT CITY Unit #4, Pragya Facility Center Block 15M, Zone-1, Gift SEZ Road 1C, Gift City, Gandhinagar-382355 Gujarat, India	$25,000,000
Brink’s Global Services Korea Ltd.	102, 97-49, Gonghangdong-ro 296 beon-gil, Jung-gu, Incheon, Republic of Korea	$10,000,000
Brink’s Security (Thailand) Limited	311 Warehouse 1 Room 108, Customs Freezone,	$10,000,000

Depository	Location	Limit
	Suvarnabhumi Airport, 999 Moo 7, Tambol Rajatheva, Amphur Bangplee, Samutprakarn 10540, Thailand
Brink’s Security (Thailand) Limited	657 Sathupradit Rd., Bang Pong Pang, Yannawa, Bangkok 10120, Thailand	$10,000,000
PT. Brink’s Solutions Indonesia	Jl. Ciputat Raya No.8, RT.4/RW.8, Pd. Pinang, Kec. Kby. Lama, Kota Jakarta Selatan, Daerah Khusus Ibukota, Jakarta 12430, Indonesia	$10,000,000

Schedule 1.1D

CFC Approved Depositories

Depository	Location	Limit
Numismatic Guaranty Corporation	5501 Communications Parkway Sarasota, Florida 34240	$35,000,000 minus the amount held in its capacity as an Approved Depository
Professional Coin Grading Service Division of Collectors Universe, Inc.	1610 E. St. Andrew Place, Suite 150 Santa Ana, California 92705	$25,000,000 minus the amount held in its capacity as an Approved Depository
Brink’s Global Services USA, Inc.	2179 S 300 W Suite 4 Salt Lake City, Utah 84115	$80,000,000 minus the amount held in its capacity as an Approved Depository (at such location)
Brinks Global Services USA Inc.	184-45 147th Avenue Springfield Gardens, New York 11413	$125,000,000
A-M Global Logistics, LLC as lessee	6055 Surrey Street, Suite 104 & 105 Las Vegas, Nevada 89119	$150,000,000
Stack’s Bowers Galleries	1550 East Scenic Avenue, Suite 150 Costa Mesa, California 92626	$50,000,000 minus the amount held in its capacity as an Approved Depository
Brink’s Canada Limited	640 28th Street North East Bay #8 Calgary, Alberta T2A 6R3 Canada	$50,000,000 minus the amount held in its capacity as an Approved Depositary (at such location)
Brink’s Canada Limited	95 Browns Line Toronto, Ontario M8W 3S2 Canada	$50,000,000 minus the amount held in its capacity as an Approved Depositary (at such location)
Loomis International UK, Ltd.	Unit 13, Shepperton Business Park, Govett Avenue, Shepperton, Middlesex TW178 BA UK	$25,000,000
Malca Amit	32 Changi North Crescent The Freeport Singapore, Singapore 499643	$25,000,000
Asahi Refining Canada	130 Glidden Road Brampton, Ontario L6W3M8 Canada	$15,000,000

Schedule 1.1E

Approved Carriers

Carrier	Limit
Brink’s Global Services International Inc.	$100,000,000
IBI Armored Services, Inc.	$50,000,000
Loomis Armored Transport	$100,000,000
United States Armored Company	40,000,000

Schedule 1.1F

Approved Brokers

Approved Brokers
ABN AMRO Clearing Chicago LLC
ADM Investor Services, Inc.
HSBC Bank USA, N. A.
Zions Bancorporation, N.A dba Cal Bank & Trust
Deutsche Bank AG – Deutsche Bank Securities, Inc.
RJ O’Brien & Associates, LLC. (StoneX Group, Inc)
Citibank – Citigroup Global Markets, Inc.

Schedule 1.1G

Eligible Consignees

Eligible Consignee	Location	Limit
American Coin & Vault Inc.	5525 North Wall St Spokane, WA 99205	$500,000
American Gold Exchange Inc.	4210 Spicewood Springs Rd Ste100 Austin, TX 78759	$300,000
Bellevue Rare Coins Inc.	10575 Ne 4th St Bellevue, WA 98004	$500,000
Bullion Exchange LLC	30 West 47th Street Ste 805 New York, NY 10036	$250,000
Garfield Refining	810 E. Cayuga Street Philadelphia, PA 19124	$500,000
SD Bullion	8000 Yankee Rd Ste 435 Ottawa Lake, MI 49267	$800,000
Liberty Coin LLC	2201 E. Willow Street Ste Aa Signal Hill, CA 90755	$500,000
Liberty Precious Metals, Inc.	400 Frandor Ave Lansing, MI 48912	$250,000
Mennica Skarbowa SA	Ul Jasna 1 Warsaw, Poland 00-013	$500,000
Modern Coin Mart	5260 Paylor Lane Lakewood Ranch, FL 34240	$250,000
Money Metals Exchange LLC	Po Box 2599 Eagle, Id 83616	$750,000
Pacific Precious Metals LP	302 Caledonia St Ste 3, Flr 2 Sausalito, CA 94965	$250,000
Reisebank AG	Eschborner Landstr. 42-50 Frankfurt Am Main, Germany 60489	$2,000,000
Scotsman Coin & Jewelry, Inc.	11005 Olive Blvd Saint Louis, MO 63141	$250,000
Silver Gold Bull	Po Box 11038 Seton Po Calgary, Canada T3m1y6	$2,000,000
Silvertowne, L.P.	94 E Union City Pike Winchester IN 47394	$1,000,000
Texas Gold And Silver Exchange Ltd	11305 Four Points Dr Bldg 1 Ste 110 Austin, TX 78726	$500,000

Eligible Consignee	Location	Limit
Trossachs Holdings, Ltd (Atkinsons)	Forge Lane/Forge Industrial Park Unit 9, Sutton Coldfield B761AJ United Kingdom	$10,000,000
Wholesale Coins Direct LLC (United States Gold Bureau)	1908 Kramer Lane Bldg B Ste 300 Austin, TX 78758	$250,000

Schedule 9.6

Litigation and Contingent Liabilities

None.

Schedule 9.7

Ownership of Properties: Liens

Pursuant to the Stock Purchase Agreement dated July 5, 2005, by and between Spectrum PMI, Inc., a Delaware corporation (the “Buyer”), on the one hand, and A-Mark Holding, Inc. (“A-Mark Holding”) and Steven C. Markoff (“Markoff,” and together with A-Mark Holding, the “Sellers”) on the other hand, Buyer purchased all of the issued and outstanding shares of “A-Mark Precious Metals, Inc.” and accordingly has the right to use the name “A-Mark Precious Metals, Inc.”, but is not the owner of the trademark or service mark.

Schedule 9.8

Parent and Subsidiaries

Loan Party:	Authorized Equity Interests:	Issued and Outstanding Equity Interests:	Certificate No.:	Percentage Ownership:	Record (and beneficial) Holders of Such Equity Interests:
GOLD.COM, INC.	Common Stock and Preferred Stock	23,672,122 shares of Common Stock issued and outstanding. 23,336,387 shares of Preferred Stock issued	N/A	100%	Public Company Shareholders
Collateral Finance Corporation	Common Stock	1,000 Shares of Common Stock	1	100%	Gold.com, Inc.
CFC Alternative Investments, LLC	Limited Liability Company Membership Interest	Limited Liability Company Membership Interest	N/A	100%	Collateral Finance Corporation
Transcontinental Depository Services, LLC	Limited Liability Company Membership Interest	Limited Liability Company Membership Interest	N/A	100%	Gold.com, Inc.
A-M Global Logistics, LLC	Limited Liability Company Membership Interest	Limited Liability Company Membership Interest	N/A	100%	Gold.com, Inc.
Goldline, Inc.	Common Stock	1,000 shares of Common Stock issued and outstanding	1	100%	Gold.com, Inc.
AM IP Assets, LLC	Limited Liability Company Membership Interest	Limited Liability Company Membership Interest	N/A	100%	Goldline, Inc.

Loan Party:	Authorized Equity Interests:	Issued and Outstanding Equity Interests:	Certificate No.:	Percentage Ownership:	Record (and beneficial) Holders of Such Equity Interests:
JM Bullion, Inc.	Common Stock	12,195.11 shares of Common Stock issued and outstanding	16	100%	Gold.com, Inc.
Gold Price Group, Inc.	Common Stock	1,000 shares of Common Stock issued and outstanding	1	100%	JM Bullion, Inc.
Silver.com, Inc.	Common Stock	1,000 shares of Common Stock issued and outstanding	1	100%	JM Bullion, Inc.
Provident Metals Corp	Common Stock	1,000 shares of Common Stock issued and outstanding	1	100%	JM Bullion, Inc.
AM Services, Inc.	Common Stock	100 shares of Common Stock issued and outstanding	1	100%	Gold.com, Inc.
AM & ST Associates, LLC	Limited Liability Company Membership Interest	Limited Liability Company Membership Interest	N/A	100%	Gold.com, Inc.
Marksmen Holdings, LLC	Limited Liability Company Membership Interest	Limited Liability Company Membership Interest	N/A	100%	AM&ST Associates, LLC
Buy Gold and Silver Corp	Common Stock	1,000 shares of Common Stock issued and outstanding	1	100%	JM Bullion, Inc.

Loan Party:	Authorized Equity Interests:	Issued and Outstanding Equity Interests:	Certificate No.:	Percentage Ownership:	Record (and beneficial) Holders of Such Equity Interests:
BX Corporation	Common Stock	1,000 shares of Common Stock issued and outstanding	1	100%	JM Bullion, Inc.
Spectrum Group International, LLC	Limited Liability Company Interest	Limited Liability Company Interest	N/A	100%	Gold.com, Inc.
Pinehurst Coin Exchange, Inc.	Common Stock	1,111 shares of Common Stock	6	100%	Gold.com, Inc.
SGI Sub, Inc.	Common Stock		2	100%	Gold.com, Inc.
AM/AMS Holding, LLC	Limited Liability Company Interest	Limited Liability Company Interest	N/A	100%	Gold.com, Inc.
AM LPM Singapore Pte. Ltd.	Common Stock	670,500 shares of Common Stock	N/A	100%	Gold.com, Inc.
AM Precious Metals Singapore Pte. Ltd.	Common Stock	1,000 shares of Common Stock	N/A	100%	Gold.com, Inc.
CFC Canada Inc.	Common Stock	1,000 shares of common stock	N/A	100%	Collateral Finance Corporation
SGI Sub, Inc.	Common Stock	Common Stock	2	100%	Spectrum Group International, LLC

Loan Party:	Authorized Equity Interests:	Issued and Outstanding Equity Interests:	Certificate No.:	Percentage Ownership:	Record (and beneficial) Holders of Such Equity Interests:
Spectrum Numismatics International, Inc.	Common Stock	Common Stock	6	100%	SGI Sub Inc.
Bowers & Merena Auctions, LLC	Limited Liability Company Interest	Limited Liability Company Interest	N/A	100%	Spectrum Numismatics International, Inc.
Stack’s-Bowers Numismatics, LLC	Limited Liability Company Interest	Limited Liability Company Interest	N/A	100%	Bowers & Merena Auctions, LLC
SBG Finance, LLC	Limited Liability Company Interest	Limited Liability Company Interest	N/A	100%	Bowers & Merena Auctions, LLC
AMS Holding, LLC	Limited Liability Company Interest	Limited Liability Company Interest	N/A	100%	AM/AMS Holding, LLC
Asset Marketing Services, LLC	Limited Liability Company Interest	Limited Liability Company Interest	N/A	100%	AMS Holding, LLC
AM-MNX Investments, LLC	Limited Liability Company Interest	Limited Liability Company Interest	N/A	100%	Gold.com, Inc.
Monex Depository Company, LLC	Limited Liability Company Interest	Limited Liability Company Interest	N/A	100%	AM-MNX Investments, LLC
Newport Service Corporation	Common Stock	Common Stock	3	100%	AM-MNX Investments, LLC

[Table of Outstanding Stock Options Attached]

Schedule 9.16

Insurance

Type	Insurer	Polled No.	Description of Coverage, Limits and Deductibles	Named Insured	Payee	Broker
All Risks of Physical Loss	Berkley Asset Protection	BFSC-40015914-21	Insurance on Inventory $50,000,000 Primary Limit (varies by location); $200,000 deductible ($1,750,000 annual aggregate)

A-MARK PRECIOUS METALS, INC., A-MARK TRADING AG, A-MARK DIRECT, COLLATERAL FINANCE CORPORATION, TRANSCONTINENTAL DEPOSITORY SERVICES, LLC AND/OR A-M GLOBAL LOGISTICS LLC AND/OR AM & ST ASSOCIATES LLC AND/OR GOLDLINE INC AND/OR JM BULLION INC AND/OR ALL OTHER SUBSIDIARIES OF A-MARK PRECIOUS METALS

CIBC, Cooperatieve Rabobank, Royal Canadian Mint, TIAA FSB, HSBC Bank USA N.A., William James Rice Jr, Monaco Financial LLC, The Royal Mint, GoldStar Trust Company, Richard Nachbar, Equity Trust, New Direction Trust Company, CIBC Bank USA ISAOA, Atikinsons

Bullion & Coins, Bank of Montreal, Money Metals Exchange LLC

H. W. Wood Inc.
1st Excess Policy All Risks of Physical Loss	Underwriters at Lloyd’s, London	B1098S234438	Insurance on Inventory $75,000,000 Limit, excess of $50,000,000	A-MARK PRECIOUS METALS, INC., A-M GLOBAL LOGISTICS LLC AND/OR ALL OTHER SUBSIDIARIES OF A-MARK PRECIOUS METALS FOR THEIR RESPECTIVE RIGHTS AND INTERESTS

CIBC, Cooperatieve Rabobank, Royal Canadian Mint, TIAA FSB, HSBC Bank USA N.A., William James Rice Jr, Monaco Financial LLC, The Royal Mint, GoldStar Trust Company, Richard Nachbar, Equity Trust, New Direction Trust Company, CIBC Bank USA ISAOA, Atikinsons

Bullion & Coins, Bank of Montreal, Money Metals Exchange LLC

H. W. Wood Inc.
2nd Excess Policy All Risks of Physical Loss	Underwriters at Lloyd’s, London	B1098S234438	Insurance on Inventory $125,000,000 Limit, excess of $125,000,000	A-MARK PRECIOUS METALS, INC., A-M GLOBAL LOGISTICS LLC AND/OR ALL OTHER SUBSIDIARIES OF A-MARK PRECIOUS METALS FOR THEIR RESPECTIVE RIGHTS AND INTERESTS

CIBC, Cooperatieve Rabobank, Royal Canadian Mint, TIAA FSB, HSBC Bank USA N.A., William James Rice Jr, Monaco Financial LLC, The Royal Mint, GoldStar Trust Company, Richard Nachbar, Equity Trust, New Direction Trust Company, CIBC Bank USA ISAOA, Atikinsons Bullion & Coins, Bank of Montreal, Money

Metals Exchange LLC

H. W. Wood Inc.
3rd Excess Policy All Risks of Physical Loss	Underwriters at Lloyd’s, London	BFSC-40015914-20	Insurance on Inventory $50,000,000 Limit, excess $250,000,000	A-MARK PRECIOUS METALS, INC., A-M GLOBAL LOGISTICS LLC AND/OR ALL OTHER SUBSIDIARIES OF A-MARK PRECIOUS METALS FOR THEIR RESPECTIVE RIGHTS AND INTERESTS

CIBC, Cooperatieve Rabobank, Royal Canadian Mint, TIAA FSB, HSBC Bank USA N.A., William James Rice Jr, Monaco Financial LLC, The Royal Mint, GoldStar Trust Company, Richard Nachbar, Equity Trust, New Direction Trust Company, CIBC Bank USA ISAOA, Atikinsons

Bullion & Coins, Bank of Montreal, Money Metals Exchange LLC

H. W. Wood Inc.
4th Excess Policy All Risks of Physical Loss	Underwriters at Lloyd’s, London	B1098S235580	Insurance on Inventory $200,000,000 Limit, excess $300,000,000	A-MARK PRECIOUS METALS, INC., A-M GLOBAL LOGISTICS LLC AND/OR ALL OTHER SUBSIDIARIES OF A-MARK PRECIOUS METALS FOR THEIR RESPECTIVE RIGHTS AND INTERESTS

CIBC, Cooperatieve Rabobank, Royal Canadian Mint, TIAA FSB, HSBC Bank USA N.A., William James Rice Jr, Monaco Financial LLC, The Royal Mint, GoldStar Trust Company, Richard Nachbar, Equity Trust, New Direction Trust Company, CIBC Bank USA ISAOA, Atikinsons

Bullion & Coins, Bank of Montreal, Money Metals Exchange LLC

H. W. Wood Inc.
5th Excess Policy All Risks of Physical Loss	Underwriters at Lloyd’s, London	B1098S236042	Insurance on Inventory $50,000,000 Limit, Total of Primary and excess $500,000,000	A-MARK PRECIOUS METALS, INC., A-M GLOBAL LOGISTICS LLC AND/OR ALL OTHER SUBSIDIARIES OF A-MARK PRECIOUS METALS FOR THEIR RESPECTIVE RIGHTS AND INTERESTS

CIBC, Cooperatieve Rabobank, Royal Canadian Mint, TIAA FSB, HSBC Bank USA N.A., William James Rice Jr, Monaco Financial LLC, The Royal Mint, GoldStar Trust Company, Richard Nachbar, Equity Trust, New Direction Trust Company, CIBC Bank USA ISAOA, Atikinsons Bullion & Coins, Bank of Montreal, Money

Metals Exchange LLC

H. W. Wood Inc.
Marine Cargo	National Union Fire Ins Co of Pittsburgh, PA	15914024-122726-8	UPS Shipping Coverage $10,000 pkg limit	A-MARK PRECIOUS METALS		UPS Capital Ins Agency
DIC (Earthquake)	Lloyd’s of London	DSP2302090	Earthquake (Total Insurable Value - $18,480,000, 5% Deductible, 24 hour Deductible on BI)	A-Mark Precious Metals, Inc.		Marsh McLennan
Employment Practices Liability and Fiduciary	Travelers	107792440	Employment Practices Liability (5,000,000 Limit, 250,000 Retention) Fiduciary Liability (5,000,000 Limit, 250,000 Retention)	A-Mark Precious Metals, Inc.		Marsh McLennan

Type	Insurer	Polled No.	Description of Coverage, Limits and Deductibles	Named Insured	Payee	Broker
Hired & Non-Owned Auto
Auto	Travelers	BA-5W240062-23- 42-G	Liability (1,000,000 Limit, 1,000 Comp Deductible 1,000 Collision	A-Mark Precious Metals, Inc.		Marsh McLennan
Deductible)
By Location (El Segundo,
Las Vegas, Los Angeles,
Carson City)
TIB $50,000; $1,000,000;
$50,000; $0
BPP $3,000,000; $1,
Property	National Fire & Marine	12PRM110563-01	250,000; $3,000.000; $30,000	A-Mark Precious Metals, Inc.		Marsh
	Insurance Co - Non-		BIEE $2,000,000;			McLennan
	Admitted		$1,000,000, $2,000,000;
$100,000
Deducible $5,000 (TIB &
BPP); $5,000 (TIB & BPP);
$5,000 (TIB & BPP); $5,000
(BPP)
Crime	Markel	5202PR016514 - 9	Crime (5,000,000 Limit, 25,000 Deductible)	A-Mark Precious Metals, Inc.		Marsh McLennan
Excess Crime	Beazley	V22152230601	Excess Crime (5,000,000 Limit Excess of 5,000,000)	A-Mark Precious Metals, Inc.		Marsh McLennan
Cyber	Allied World National	0310-5736	Cyber Tech E&O (5,000,000 Limit, 500,000 Retention)	A-Mark Precious Metals, Inc.		Marsh McLennan
Cyber Excess	Columbia Casualty Company	652522891	Cyber Excess (5,000,000 Limit)	A-Mark Precious Metals, Inc.		Marsh McLennan
General Liability	Scottsdale Insurance Company	CPS7745230	General Liability (2,000,000 Aggregate, 1,000,000 Occurrence, 100,000 Damage, 5,000 Medical Expense, 1,000,000 Employee Benefits, 500 Deductible p e r c l a i m a n t )	A-Mark Precious Metals, Inc.		Marsh McLennan
General Liability – excess 1	Starstone Natl Ins Co	73226M231ALI	General Liability-Excess - 1 ($5,000,000)	A-Mark Precious Metals, Inc.	Marsh McLennan	Marsh McLennan
General Liability – excess 2	Burlington Ins Co	818BE01290-03	General Liability-Excess ($5,000,000 limit)	A-Mark Precious Metals, Inc.		Marsh McLennan
Kidnap & Ransom	Hiscox Insurance	UKA3013426.23	Kidnap & Ransom (2,000,000 Limits of Liability)	A-Mark Precious Metals, Inc.		Marsh McLennan
D&O Primary	U.S. Specialty Insurance Company	14-MGU-23- A56057	Directors & Officers (10,000,000 Limit, 1,500,000 Retention)	A-Mark Precious Metals, Inc.		Marsh McLennan
D&O 1st Excess	Travelers	107792923	Directors & Officers 1st Excess (10,000,000 Limit, 1,500,000 Retention)	A-Mark Precious Metals, Inc.		Marsh McLennan
D&O 2nd Excess	National Union Fire Insurance Company of Pittsburgh	02-778-00-87	Directors & Officers 2nd Excess (10,000,000 Limit)	A-Mark Precious Metals, Inc.		Marsh McLennan
D&O 3rd Excess	Midvale Indemnity Company	ECL-147854549- 01	Directors & Officers 2nd Excess (10,000,000 Limit)	A-Mark Precious Metals, Inc.		Marsh McLennan
Lead Side ADIC	Berkshire	47-EPC-327007- 01	Lead Side A DIC (10,000,000 Limit)	A-Mark Precious Metals, Inc.		Marsh McLennan
1st Excess Side ADIC	Axis Insurance	P-001-001109430- 01	Excess Side A Coverage (10,000,000 Limit)	A-Mark Precious Metals, Inc.		Marsh McLennan

Type	Insurer	Polled No.	Description of Coverage, Limits and Deductibles	Named Insured	Payee	Broker
Foreign Package	Continental insurance	WP 73 491 9459	Foreign Package (1,000,000 Liability Limit, Various others)	A-Mark Precious Metals, Inc.		Marsh McLennan
Terrorism	Ironshore Specialty Insurance Company	EZXS3107388	Terrorism (18,480,000 Limit)	A-Mark Precious Metals, Inc.		Marsh McLennan
Umbrella	Evanston Insurance Company	AN101765	Umbrella (5,000,000 Limit)	A-Mark Precious Metals, Inc.		Marsh McLennan
Work Comp	Hanover Insurance Group	BBW-WK- 10000958-00	Workers Compensation (1,000,000 Limits, no deductible)	A-Mark Precious Metals, Inc.	Employers	Marsh McLennan
Crime	Starr Surplus Lines Insurance	1000059144231	Crime (Amount of Coverage: $1,000,000, Deductible: $50,000)	JM Bullion, Inc.		USI Southwest, Inc.
Cyber Liability	Lloyds of London (Canipious)	B1636C230324	Cyber/Privacy Liability (Amount of Coverage: $5,000,000 each occurrence, $5,000,000 aggregate, Retention: $500,000 each claim)	JM Bullion, Inc.		USI Southwest, Inn,
Cyber Liability – excess	AWAC Surplus Ins Co.	0313-9195	Cyber/Privacy Liability ($5,000,000 limit)	JM Bullion, Inc.		USI Southwest, Inn,
D&O Liability (6-year extended reporting period – tail coverage)	Federal Insurance Co. (Chubb)	0313-9195	D&O Liability ($1,000,000 limit, $100,000 retention)	JM Bullion, Inc.		USI Southwest, Inn,
Commercial Package	Century Surely Company	CCP989448

GL/Property/HNOA (Amount of Coverage: $1,000,000 each occurrence, $100.000 damages to rented premises,

$5,000 medical expenses,

$1,000.000 personal injury,

$2,000,000 general aggregate.

GL Deductible: $500, Property Deductible: $1,000)

				JM Bullion, Inc.		USI Southwest, Inc.
Excess Liability	Scottsdale insurance Company	XBS0141179	Umbrella (Amount of Coverage: $8,000,000 each occurrence, $8,000,000 aggregate, No Deductible)	JM Bullion, Inc.		USI Southwest, Inc.
Key Man Life Insurance – Robert Pacelli	Pacific Life Insurance Co	2L91501320	Term life insurance (Amount of Coverage: $2,000,000)	JM Bullion, Inc.		USI Southwest, Inc.
All Risk Physical Loss	Lloyds of London	B0702SG3000070Q	All risks of physical loss or damage to Dallas Distribution Center (Amount of Coverage: $30,000,000 each loss, $100,000 for third party locations worldwide, $5,000 Deductible & $1,000 for shipping)	JM Bullion, Inc.		The Whitmore Group
Crime	West Bend Mutual Insurance Company	8049218	Employee Dishonesty - Blanket (Limit $120,000, No deductible) Forgery, Robbery, Theft, Burglary (limit $100,000 each)	AM&ST Associates, LLC DBA Silver Towne Mint

Type	Insurer	Polled No.	Description of Coverage, Limits and Deductibles	Named Insured	Payee	Broker
Commercial Auto	West Bend Mutual Insurance Company	B049218

Liability, Uninsured/Underinsured motorists; ($1MM/occurrence); Auto Medical ($5,000/occurrence): Comprehensive, Collision (lower of actual cash value or cost of repair less $500 deductible); Towing/Labor ($100/occurrence)

AM&ST Associates, LLC DBA Silver Towne Mint
Commercial Property	West Bend Mutual Insurance Company	B049218	See Specific coverage and limits in tab “AMST Insurance Details”	AM&ST Associates, LLC DBA Silver Towne Mint
General Liability	West Bend Mutual Insurance Company	B049218	See Specific coverage and limits in tab “AMST Insurance Details”	AM&ST Associates, LLC DBA Silver Towne Mint
Security Liability	West Bend Mutual Insurance Company	B184316	General Aggregate and products $2,000,000 Limit each, Fire, Hired non-auto $1,000,000 limit each	AM&ST Associates, LLC DBA Silver Towne Mint
Workers’ Compensation	West Bend Mutual Insurance Company	8049227	$500,000 Limit	AM&ST Associates, LLC DBA Silver Towne Mint
Commercial Umbrella	West Bend Mutual Insurance Company	B049218	$10,000000 limit	AM&ST Associates, LLC DBA Silver Towne Mint
Employment Practices Liability	West Bend Mutual Insurance Company	B049218	$100,000 Limit $5,000 deductible	AM&ST Associates, LLC DBA Silver Towne Mint

[Insert AM&ST Insurance Summary]

Schedule 9.17

Real Property

Owned Real Property

Owner:	Address (including county):
AM&ST Associates, LLC	950 East Base Road, Winchester, IN 47394
Marksmen Holdings, LLC	950 East Base Road, Winchester, IN 47394

Leased Real Property

Lessee:	Address (including county):	Name and Address of Lessor
Gold.com, Inc.	1550 East Scenic Avenue Suite 150 Costa Mesa, California 92626	C.J. Segerstrom & Sons, a California General Partnership
Collateral Finance Corporation	1550 East Scenic Avenue Suite 150 Costa Mesa, California 92626	C.J. Segerstrom & Sons, a California General Partnership
Transcontinental Depository Services, LLC	1550 East Scenic Avenue Suite 150 Costa Mesa, California 92626	C.J. Segerstrom & Sons, a California General Partnership
AM IP Assets, LLC	1550 East Scenic Avenue Suite 150 Costa Mesa, California 92626	C.J. Segerstrom & Sons, a California General Partnership
AM Services Inc.	1550 East Scenic Avenue Suite 150 Costa Mesa, California 92626	C.J. Segerstrom & Sons, a California General Partnership
Silver.com, Inc.	8350 N. Central Expressway, Suite 250 Dallas, TX	FCAW CC PROPCO, LLC c/o Fenway Capital Advisors, LLC 674 Via de la Valle, Suite 310 Solana Beach, CA 92075
Gold Price Group, Inc.	8350 N. Central Expressway, Suite 250 Dallas, TX	FCAW CC PROPCO, LLC c/o Fenway Capital Advisors, LLC

Lessee:	Address (including county):	Name and Address of Lessor
674 Via de la Valle, Suite 310 Solana Beach, CA 92075
CFC Alternative Investments, LLC	1550 East Scenic Avenue Suite 150 Costa Mesa, California 92626	C.J. Segerstrom & Sons, a California General Partnership
Buy Gold and Silver Corp	8350 N. Central Expressway, Suite 250 Dallas, TX	FCAW CC PROPCO, LLC c/o Fenway Capital Advisors, LLC 674 Via de la Valle, Suite 310 Solana Beach, CA 92075
BX Corporation	8350 N. Central Expressway, Suite 250 Dallas, TX	FCAW CC PROPCO, LLC c/o Fenway Capital Advisors, LLC 674 Via de la Valle, Suite 310 Solana Beach, CA 92075
Goldline, Inc.	11835 Olympic Boulevard, Suite 500, Los Angeles, CA 90064	Douglas Emmett 2014, LLC c/o Douglas Emmet Management, LLC Attn: Director of Property Management 1299 Ocean Avenue, Suite 1000, Santa Monica, CA 90401
A-M Global Logistics, LLC	6055 Surrey Street, Suite105, Las Vegas, Nevada 89119	MCP Cargo, LLC 222 Via Marnell Way Las Vegas, NV 89119
JM Bullion, Inc.	8350 N. Central Expressway, Suites 250 and 350 Dallas, TX 75206	FCAW CC PropCo, LLC c/o Fenway Capital Advisors, LLC 674 Via de la Valle, Suite 310 Solana Beach, CA 92075
Provident Metals Corp.	8350 N. Central Expressway, Suite 250 Dallas, TX	FCAW CC PROPCO, LLC c/o Fenway Capital Advisors, LLC 674 Via de la Valle, Suite 310 Solana Beach, CA 92075

Lessee:	Address (including county):	Name and Address of Lessor
Spectrum Group International, LLC	1550 Scenic Avenue, Suite 150, Costa Mesa, CA 92626	C.J. Segerstrom & Sons, a California General Partnership
SGI Sub, Inc.	1550 Scenic Avenue, Suite 150, Costa Mesa, CA 92626	C.J. Segerstrom & Sons, a California General Partnership
Spectrum Numismatics International, Inc.	1550 Scenic Avenue, Suite 150, Costa Mesa, CA 92626	C.J. Segerstrom & Sons, a California General Partnership
Bowers & Merena Auctions, LLC	1550 Scenic Avenue, Suite 150, Costa Mesa, CA 92626	C.J. Segerstrom & Sons, a California General Partnership
Stack’s-Bowers Numismatics, LLC	1550 Scenic Avenue, Suite 150, Costa Mesa, CA 92626	C.J. Segerstrom & Sons, a California General Partnership
Stack’s-Bowers Numismatics, LLC	470 Park Avenue, New York, New York 10022	Park 58 Corp.
Stack’s-Bowers Numismatics, LLC	1735 Market Street, Philadelphia, PA 19103	EQC Nine Penn Center Property, LLC
Stack’s-Bowers Numismatics, LLC	84 State Street, Boston, MA 02109	The India Building, LLC, A Delaware limited liability company
Stack’s-Bowers Numismatics, LLC	Unit CU-2 1331 Brickell bay Drive, Miami, FL 33131	Kireland Jade CU-2, LLC. A Florida limited liability company
Stack’s-Bowers Numismatics, LLC	1218 East 33rd Street, Tulsa, OK 74105	Carter Properties, LLC, an Oklahoma limited liability company
Stack’s-Bowers Numismatics, LLC	61 South Main Street, Wolfeboro, N.H. 038894	Back Bay Partnership, L.P., a New Hampshire limited partnership
Stack’s-Bowers Numismatics, LLC	333 Pine Street, San Francisco, CA94104	The Mills Building, a California limited partnership and SIC-Mills

Lessee:	Address (including county):	Name and Address of Lessor
Building, LLC. A Delaware limited partnership,
SBG Finance, LLC	1550 Scenic Avenue, Suite 150, Costa Mesa, CA 92626	C.J. Segerstrom & Sons, a California General Partnership
Pinehurst Coin Exchange, Inc	5 Trotter Hills Circle, Pinehurst, N.C. 28374	Wade Real Estate, LLC, a North Carolina limited liability company
AM/AMS Holding, LLC	1550 East Scenic Avenue Suite 150 Costa Mesa, California 92626	C.J. Segerstrom & Sons, a California General Partnership
AMS Holding, LLC	1550 East Scenic Avenue Suite 150 Costa Mesa, California 92626	C.J. Segerstrom & Sons, a California General Partnership
Asset Marketing Services, LLC	1300 Corporate Center Curve, Eagan, Minnesota 55121	Corporate Center Eagan Industrial, LLC, a Delaware limited liability company
AM LPM Singapore, Pte. Ltd.	11 Keppel Road, #01-02/03, ABI Plaza, Singapore 089057	Artemis Ventures Pte. Ltd.
AM Precious Metals Singapore, Pte. Ltd.	9 Raffles Place, #58-01, Republic Plaza, Singapore 048619	City Serviced Offices, Pte. Ltd. 9 Raffles Place, Levels 4-7, 9 &58 Republic Plaza, Singapore 048619
CFC Canada, Inc.	7552 10 ST. NE Calgary, Alberta T2E 8W1	Solid Crossing 2100 Livingston Place 222 3 Ave SW Calgary, Alberta T2P 0B4
AM-MNX Investments, LLC	1550 East Scenic Avenue Suite 150 Costa Mesa, California 92626	C.J. Segerstrom & Sons, a California General Partnership

Lessee:	Address (including county):	Name and Address of Lessor
Monex Deposit Company, LLC	4910 Birch Street, Newport Beach, California 92660	Olen Commercial realty Corp.
Newport Service Corporation	4910 Birch Street, Newport Beach, California 92660	Olen Commercial realty Corp.

Schedule 9.21

Labor Matters

None.

Schedule 11.1

Existing Debt

None.

Schedule 11.2

Existing Liens

None.

Schedule 11.11

Investments

Owner	Investment	% Ownership
Gold.com, Inc.	Sunshine Minting, Inc., an Idaho corporation	44.9%
CFC Alternative Investments, LLC	Collectible Card Partners, LLC, a Delaware limited liability company	50%
Gold.com, Inc.	Texas Precious Metals, LLC, a Texas limited liability company	12%
Gold.com, Inc.	Trossachs Holdings Ltd., incorporated under the laws of England and Wales	49.5%
SGI Sub, Inc.	KL/SG Lender, LLC, a Delaware limited liability company	20%
Stacks-Bowers Numismatic, LLC	Argos Gold Group, Inc., a Wyoming corporation	5%
Stacks-Bowers and Ponterio, LTD	Hong Kong Coin Show, Ltd., incorporated under the laws of Hong Kong	33.3%

EXHIBIT A

FORM OF NOTE

[●], 2025
$__________________	Denver, Colorado

The undersigned, for value received, promises to pay to the order of ______________ (the “Lender”) and its registered assigns at the principal office of CIBC Bank USA (the “Agent”) in Denver, Colorado the aggregate unpaid amount of all Loans made to the undersigned by the Lender pursuant to the Credit Agreement referred to below (as shown on the schedule attached hereto (and any continuation thereof) or in the records of the Lender), such principal amount to be payable on the dates set forth in the Credit Agreement.

The undersigned further promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Amended and Restated Credit Agreement, dated as of August 21, 2025 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the undersigned, certain financial institutions (including the Lender) and Agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

This Note is made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

GOLD.COM, INC., as Borrower

By:

Name:

Title:

Exhibit A to Amended and Restated Credit Agreement

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

To: CIBC Bank USA, as Agent

Please refer to the Amended and Restated Credit Agreement dated as of August 21, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among GOLD.COM, INC.(the “Borrower”), the various financial institutions party thereto, and CIBC Bank USA, as Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

I. Reports. Enclosed herewith is a copy of the [annual audited/monthly] report of Borrower and its Subsidiaries as at _____________, ____ (the “Computation Date”), which report fairly presents in all material respects the financial condition and results of operations (subject to the absence of footnotes and to normal year-end adjustments) of Borrower and its Subsidiaries as of the Computation Date and has been prepared in accordance with GAAP consistently applied.

II. Financial Tests. Borrower hereby certifies and warrants to you that the following is a true and correct computation as at the Computation Date of the following ratios and/or financial restrictions contained in the Credit Agreement:

A.	Section 11.14(a) - Minimum Consolidated Working Capital
	1.	Consolidated Current Assets of the Consolidated Group	$________
	2.	Less: Consolidated Current Liabilities of the Consolidated Group	$________
	3.	Total (Consolidated Working Capital)	$________
	4.	Minimum required	$250,000,000
B.	Section 11.14(b) - Minimum Fixed Charge Coverage Ratio
	1.	Consolidated Net Income	$________
	2.	Plus: Interest Expense	$________
		income tax expense	$________
		depreciation	$________
		amortization	$________
		transaction expenses incurred in connection with the Loan Documents and incurred up to $500,000 whether paid concurrently or within thirty (30) of the Restatement Effective Date	$________

Exhibit B to Amended and Restated Credit Agreement

non-cash expenses and losses incurred in the ordinary course of business and reasonably acceptable to Agent	$________
non-recurring expenses (including restructuring expenses) reasonably acceptable to Agent	$________
interest payments received in cash from CFC Borrowers net of operating costs of Collateral Finance Corporation in connection with all CFC Loans	$________
interest payments received in cash from Stack’s Auction Advance Consignors net of identifiable costs of SBG Finance in connection with all Stack’s Auction Advances	$________
interest payments received in cash from CFC Canada Borrowers net of operating costs of CFC Canada in connection with all CFC Canada Loans	$________
Less: non-cash income tax benefits or gains	$________
any cancellation of Debt income	$________
additions attributable to minority interests, except to the extent of cash dividends or distributions actually received by the Borrower	$________
any non-cash charges previously added back pursuant to the relevant clause above to the extent that, during such period, such non-cash charges have become cash charges	$________
any gains from non-ordinary course asset dispositions	$________
any extraordinary gains (excluding interest income received by any Loan Party in the normal course of its business)	$________
any gains from discontinued operations	$________

the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or any of its Subsidiaries or is merged into or consolidated with Borrower or any of its Subsidiaries

$________
the income (or deficit) of any Person (other than a Subsidiary of Borrower) in which Borrower or any of its Subsidiaries has an ownership interest, except	$________

Exhibit B to Amended and Restated Credit Agreement

to the extent that any such income is actually received by Borrower or such Subsidiary in the form of dividends or similar distributions the undistributed earnings of any Subsidiary of Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Documents) or requirement of law applicable to such Subsidiary

$________
3.	Total (EBITDA)	$________
4.	Less: Income taxes paid or payable in cash by the Loan Parties net of any income tax refunds to the extent paid in cash	$________
5.

dividends or distributions of cash paid to the holders of Capital Securities in any Loan Party, excluding cash payments made in respect of discretionary distribution permitted to be made pursuant to Section 11.4(ii)

$________
6.	all cash redemptions and repurchases of Capital Securities in any Loan Party, excluding cash redemptions and repurchases permitted to be made pursuant to Section 11.4(iii)	$________
7.	unfinanced Capital Expenditures	$________
8.	Sum of (4) through (7)	$________
9.	Remainder of (3) minus (8)	$________
10.	cash Interest Expense	$________
11.	required payments of principal of Funded Debt (excluding the Revolving Loans)	$________
12.	fees paid in connection with any Repo arrangement including any Permitted Secured Metals Leases and the CIBC Permitted Metals Loan Agreement	$________
13.	fees paid in connection with any Unsecured Metals Leases	$________
14.	fees paid in connection with any Ownership Based Financing	$________
15.	Sum of (10) through (14)	$________

Exhibit B to Amended and Restated Credit Agreement

	16.	Ratio of (9) to (15)	____ to 1
	17.	Minimum Required	1.15 to 1
C.	Section 11.14(c) - Maximum Total Recourse Debt to Consolidated Tangible Net Worth
	1.	Total Recourse Debt	$________
	2.	Consolidated Tangible Assets	$________
	3.	Less: Consolidated Liabilities	$________
	4.	Remainder of (2) minus (3)	$________
	5.	Ratio of (1) to (4)	____ to 1
	6.	Maximum allowed	3.00 to 1
D.	Section 11.14(d) - Maximum Ownership Based Financings
	1.	Total Ownership Based Financings	$________
	2.	Maximum allowed	$1,100,000,000
E.	Section 11.14(e) – Maximum SCMI Ownership Based Financings
	1.	Total SCMI Ownership Based Financings	$________
	2.	Maximum allowed	$75,000,000
F.	Section 11.14(f) – Consolidated Tangible Net Worth
	1.	Consolidated Tangible Assets	$________
	2.	Less: Consolidated Liabilities	$________
	7.	Remainder of (1) minus (2)	$________
	8.	Minimum Required	$200,000,000
Borrower further certifies to you that no Default or Event of Default has occurred and is continuing.
Borrower has caused this Certificate to be executed and delivered by its duly authorized officer on _________, ____.

GOLD.COM, INC., as Borrower

Exhibit B to Amended and Restated Credit Agreement

By:

Name:

Title:

Exhibit B to Amended and Restated Credit Agreement

EXHIBIT C

FORM OF BORROWING BASE CERTIFICATE

To: CIBC Bank USA, as Agent
120 S. LaSalle Street
Chicago, Illinois 60603
Attention:______________

Please refer to the Amended and Restated Credit Agreement dated as of August 21, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among GOLD.COM, INC. (the “Borrower”), the various financial institutions party thereto, and CIBC Bank USA, as Agent. This certificate (this “Certificate”), together with supporting calculations attached hereto, is delivered to you pursuant to the terms of the Credit Agreement. Capitalized terms used but not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

Borrower hereby certifies and warrants to Agent and the Lenders that at the close of business on ______________, ____ (the “Calculation Date”), the Borrowing Base was computed as set forth on the schedule attached hereto.

Borrower has caused this Certificate to be executed and delivered by its officer thereunto duly authorized on ___________, ______.

GOLD.COM, INC., as Borrower

By:

Name:

Title:

Exhibit C to Amended and Restated Credit Agreement

SCHEDULE TO BORROWING BASE CERTIFICATE

Dated as of [__], 202[_]

1. Assigned Bank Accounts times 100%	$_________
2. Assigned Material times 90%	$_________
3. Assigned Material in Transit times 90%	$_________
4. Assigned Material – Unassigned Hedge times 85%	$_________
5. Domestic Confirmed Material times 85%	$_________
6. Foreign Material times 80%	$_________
7. Eligible Consigned Inventory times 70%	$_________
8. Broker Account Equity times 100%	$_________
9 . Net Forward Unrealized Profit times 80%	$_________
10. Eligible Trade Receivables times 80%	$_________
11. U.S. Mint Spot Deferred Cash Receivable times 80%	$_________
12. Eligible Supplier Advances times 75%	$_________
13. Tier 1 CFC Loans times 80%	$_________
14. Tier 2 Assigned Loans times 70%	$_________
15. Excess Margin Deposits times 80%	$_________
16. Eligible Numismatic Inventory times 40%	$_________
17. Sum of Items (1) through (16)
18. Broker Account Negative Equity times 100%	$_________
19. Net Forward Unrealized Loss times 100%	$_________
20. Sum of (18) and (19)	$_________
21. Remainder of (17) minus (20)	$_________
22. Net of Reserves	$_________

Exhibit C to Amended and Restated Credit Agreement

EXHIBIT D

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swing Line Loans included in such facilities5) and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the] [any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:	______________________________
______________________________
2.	Assignee[s]:	______________________________
______________________________

1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

3 Select as appropriate.

4 Include bracketed language if there are either multiple Assignors or multiple Assignees.

5 Include all applicable subfacilities.

Exhibit D to Amended and Restated Credit Agreement

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]
3.	Borrower(s):	______________________________
4.	Agent:	CIBC Bank USA, as the administrative agent under the Credit Agreement
5.	Amended and Restated Credit Agreement:

[Amended and Restated Credit Agreement, dated as of August 21, 2025, among GOLD.COM, INC., the Lenders from time to time party thereto, and CIBC Bank USA, as Agent, as an Issuing Lender, and as Swing Line Lender]

6.	Assigned Interest:

Assignor[s][6]	Assignee[s][7]	Facility Assigned[8]	Aggregate Amount of Commitment/Loans for all Lenders[9]	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[10]	CUSIP Number

		__________	$________________	$_________	_________%
		__________	$________________	$_________	_________%
		__________	$________________	$_________	_________%

[7.	Trade Date:	__________________][11]
Effective Date: __________________, 20__ [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:

Title:

6 List each Assignor, as appropriate.

7 List each Assignee, as appropriate.

8 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment and Assumption (e.g. “Revolving Credit Commitment”, etc.).

9 Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

10 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

11 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Exhibit D to Amended and Restated Credit Agreement

ASSIGNEE

[NAME OF ASSIGNEE]

By:

Name:

Title:

[Consented to and]12 Accepted:

CIBC Bank USA, as Agent

By:

Title:

[Consented to:]13

By:

Title:

12 To be added only if the consent of Agent is required by the terms of the Credit Agreement.

13 To be added only if the consent of Borrower and/or other parties (e.g. Swing Line Lender, Issuing Lender) is required by the terms of the Credit Agreement.

Exhibit D to Amended and Restated Credit Agreement

ANNEX 1

TO ASSIGNMENT AND ASSUMPTION

[___________________]14

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.
Representations and Warranties.
1.1
Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2
Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under the Credit Agreement (subject to such consents, if any, as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section __ thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vi) it has, independently and without reliance upon Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest; and (b) agrees that (i) it will, independently and without reliance upon Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
2.
Payments. From and after the Effective Date, Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignee for amounts which have accrued prior to, on or after the Effective Date. The Assignor[s]

14 Describe Credit Agreement at option of Agent.

Exhibit D to Amended and Restated Credit Agreement

and the Assignee[s] shall make all appropriate adjustments in payments by Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.
3.
General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit D to Amended and Restated Credit Agreement

EXHIBIT E

FORM OF NOTICE OF BORROWING

To: CIBC Bank USA, as Agent
120 S. LaSalle Street
Chicago, Illinois 60603
Attention:______________
Telecopier:_____________

Please refer to the Amended and Restated Credit Agreement dated as of August 21, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among GOLD.COM, INC. (the “Borrower”), various financial institutions and CIBC Bank USA, as Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

The undersigned hereby gives irrevocable notice, pursuant to Section 2.2(b) of the Credit Agreement, of a request hereby for a borrowing as follows:

(i) The requested borrowing date for the proposed borrowing (which is a Business Day) is ______________, ____.

(ii) The aggregate amount of the proposed borrowing is $______________.

(iii) The type of Revolving Loans comprising the proposed borrowing are [Base Rate] [SOFR] Loans.

(iv) The duration of the Term SOFR Interest Period for each SOFR Loan bearing interest based on Term SOFR made as part of the proposed borrowing, if applicable, is [Daily Simple SOFR] / [_________ months (which shall be 1 or 3 months)].

The undersigned hereby certifies that on the date hereof and on the date of borrowing set forth above, and immediately after giving effect to the borrowing requested hereby: (i) there exists and there shall exist no Default or Event of Default under the Credit Agreement; and (ii) each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent that such representation or warranty expressly relates to another date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement.

Borrower has caused this Notice of Borrowing to be executed and delivered by its officer thereunto duly authorized on ___________, ______.

GOLD.COM, INC., as Borrower

By:

Name:

Title:

Exhibit E to Amended and Restated Credit Agreement

EXHIBIT F

FORM OF NOTICE OF CONVERSION/CONTINUATION

To: CIBC Bank USA, as Agent
120 S. LaSalle Street
Chicago, Illinois 60603
Attention:______________
Telecopier:_____________

Please refer to the Amended and Restated Credit Agreement dated as of August 21, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among GOLD.COM, INC. (the “Borrower”), various financial institutions and CIBC Bank USA, as Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

The undersigned hereby gives irrevocable notice, pursuant to Section 2.2(c) of the Credit Agreement, of its request to:

(a) on [ date ] convert $[________]of the aggregate outstanding principal amount of the [_______] Loan, bearing interest at the [________] Rate, into a(n) [________] Loan [and, in the case of a SOFR Loan, having a Term SOFR Interest Period of [_____] month(s)];

(b) on [ date ] continue $[________]of the aggregate outstanding principal amount of the [_______] Loan, bearing interest based on Term SOFR, as a SOFR Loan having a Term SOFR Interest Period of [_____] month(s)].

The undersigned hereby represents and warrants that all of the conditions contained in Section 12.2 of the Credit Agreement have been satisfied on and as of the date hereof, and will continue to be satisfied on and as of the date of the conversion/continuation requested hereby, before and after giving effect thereto.

Borrower has caused this Notice of Conversion/Continuation to be executed and delivered by its officer thereunto duly authorized on ___________, ______.

GOLD.COM, INC., as Borrower

By:

Name:

Title:

Exhibit F to Amended and Restated Credit Agreement

EXHIBIT G

FORM OF CFC BORROWER ASSIGNMENT

Dated

CIBC Bank USA
1550 Wewatta St., Suite 520
Denver, CO 80202

Re: CFC Loan and CFC Assignment No. __________

Gentlemen:

The undersigned, Gold.com, Inc. (the “Borrower”) pursuant to the terms of the Amended and Restated Credit Agreement dated as of August 21, 2025 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders from time to time parties thereto (the “Lenders”), the loan parties from time to time parties thereto (the “Loan Parties”) and CIBC Bank USA as Administrative Agent (the “Agent”), has executed and delivered this Borrower Assignment.All capitalized terms used in this Borrower Assignment shall have the meaning given each such term in the Credit Agreement, unless otherwise defined herein.

Collateral Finance Corporation, a wholly owned subsidiary of the Borrower (“CFC”) has [entered into a Commercial Finance Loan and Security Agreement dated _________ ____, ____][acquired CFC Acquired Loans under and become the owner of the loan agreement dated_____ __, ____ ] with _____________ (the “CFC Borrower”), as from time to time amended, restated, supplemented or otherwise modified (the “CFC Loan Agreement”).[Pursuant to][In connection with] the CFC Loan Agreement, CFC has [made or shall make loans to][acquired loans owing by] the CFC Borrower in a principal amount not to exceed $_________ at any one time outstanding (collectively, the “CFC Loan”), which [are evidenced by the CFC Borrower’s promissory note(s) (the “CFC Note”) and] are secured by the Collateral (as defined in the CFC Loan Agreement).

As a condition to the inclusion of CFC Loans in the Borrowing Base, CFC has executed and delivered the CFC Assignment dated ____________ __, ____ assigning to the Borrower of all of CFC’s rights in and to the CFC Loan, [the CFC Note,] the CFC Loan Documents and the Collateral.

The Borrower hereby agrees as follows:

1. The Borrower hereby represents, covenants and agrees that it has delivered to the Agent [(i) a copy of the applicable CFC Allonge, (ii) the originally executed applicable CFC Assignment (or, on the Effective Date, a copy thereof with the originally executed CFC Assignment to follow promptly thereafter) and (iii) if requested by the Agent, copies of (w) the executed CFC Loan Agreement, (x) the CFC Note duly endorsed by CFC and the Borrower, (y) the other CFC Loan Documents and (z) a UCC-1 Financing Statement filed with respect to the CFC Collateral naming CFC as the secured party and the applicable CFC Borrower as the debtor. The Borrower has authorized (and if not, it hereby authorizes) the Agent to file a UCC-3 Financing Statement Amendment in respect of such UCC-1 Financing Statement naming the Agent (for the benefit of the Secured Parties) as the assignee secured party.] [(i) the executed original of the CFC Assignment (or, on the Effective Date, a copy thereof with the originally executed CFC Assignment to follow promptly thereafter) and (y) if requested by the Agent, copies of the originally executed CFC Loan Agreement and the other CFC Loan Documents.]

Exhibit G to Amended and Restated Credit Agreement

2. The Borrower hereby assigns, transfers and sets over to the Agent (for the benefit of the Secured Parties), its successors and assigns and grants to the Agent (for the benefit of the Secured Parties), and its successors and assigns a security interest in, and lien upon, all of CFC’s and the Borrower’s right, title and interest in, under, to and by virtue of (a) the CFC Loan Documents, as the same may be amended or supplemented from time to time, [(b) the CFC Note], (c) the other CFC Loan Documents, (d) all of CFC’s and the Borrower’s right to compel performance by the CFC Borrower of the terms of the foregoing, (e) all of the CFC Collateral and the proceeds thereof, and (f) all of CFC’s right to receive all monies due and to become thereunder or payable by reason thereof.

3. The Borrower hereby irrevocably authorizes and empowers the Agent to give notice of this Borrower Assignment to the CFC Borrower, [and to any other person obligated on the CFC Note] and, after the occurrences and during the continuance of an Event of Default or after a demand shall have been made for payment of the Obligations (a “Borrower Default”), to receive directly all payments or prepayments made by the CFC Borrower.The Collateral is security for the CFC Loan, which is included in the Collateral (as defined in, and granted by the Borrower to the Agent pursuant to, the Loan Documents), and in the event of a Borrower Default, the Agent shall have all of the rights and remedies with respect to the CFC Loan Agreement, [the CFC Note] and the CFC Collateral as provided for in the Loan Documents.The Borrower hereby further authorizes the Agent to file a UCC-3 amendment to assign to the Agent the UCC-1 financing statement filed in Delaware by the Borrower as secured party naming CFC as the debtor.

4. The Borrower hereby irrevocably authorizes and empowers the Agent after a Borrower Default in its name or otherwise, to demand, receive and collect, and to give acquittance for the payment of any and all amounts, paid or to be paid under or pursuant to the CFC Loan Agreement, [the CFC Note], and any other CFC Loan Document, or to file any claims and to commence, maintain or discontinue any actions, suits or other proceedings which the Agent deems advisable, in order to collect or enforce payment of such amounts, to settle, adjust and compromise any and all disputes or claims in respect to such amounts and to endorse any and all checks, drafts or other orders or instruments for the payment of money which shall be issued in respect to amounts due pursuant to or under the CFC Loan Agreement, [the CFC Note] and any other CFC Loan Document.

5. The Borrower further represents and warrants that (a) the CFC Loan Agreement, [the CFC Note] and each other CFC Loan Document are each in full force and effect and each constitutes the valid, binding and enforceable obligation of each person who is a party thereto, (b) it has not assigned, pledged, transferred or granted a security interest in or otherwise encumbered any of its rights arising under or by virtue of the CFC Loan Agreement, [the CFC Note] or any other CFC Loan Document and it will not assign, pledge, transfer, grant a security interest in or otherwise encumber any such rights except as provided herein, [(c) the CFC Note is not subject to any offset, defense or counterclaim, and (d) the unpaid principal amount of the CFC Note on the date hereof is $________.] [and (c) the unpaid principal amount of the loans owing by the CFC Borrower on the date hereof is $________.]

6. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Borrower, the Borrower shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action, as the Agent may reasonably request in order to obtain for the Agent the full benefits of this Borrower Assignment, the CFC Assignment and of the rights and powers herein and therein granted.

7. This Borrower Assignment shall be irrevocable and shall (a) be governed and construed in accordance with the internal laws of the State of New York without regard to conflict of laws principles, (b) remain in full force and effect until terminated in a written instrument signed by the Agent, and (c) be

Exhibit G to Amended and Restated Credit Agreement

binding upon the Borrower and its successors and assigns and shall inure to the benefit of the agent and their successors and assigns.

8. THE PARTIES EACH HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND AGREES THAT ANY ACTION OR PROCEEDING HEREUNDER SHALL BE BROUGHT IN SUCH COURTS, PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING UNDER OR RELATING TO THIS AGREEMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT OR ANY SUPPLEMENT OR AMENDMENT THERETO; (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ANY OF THE PARTIES HERETO; OR (iii) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF ANY OF THE PARTIES HERETO OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING ANY OF THE PARTIES HERETO; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Very truly yours,

GOLD.COM, INC.

By:

Name:

Title:

Exhibit G to Amended and Restated Credit Agreement

EXHIBIT H

FORM OF CFC ALLONGE

ALLONGE TO PROMISSORY NOTE

DATED: ____________

CFC Borrower: _______________

CFC Loan and Assignment No.: _________________

This Allonge dated as of ________ __, 20__ to the above Promissory Note delivered to Collateral Finance Corporation (“CFC”) in connection with the above CFC Loan and Assignment, is being executed by CFC and Gold.com, Inc. (the “Borrower”) as a condition to the inclusion of the CFC Loan evidenced thereby in the Borrowing Base under and as defined in the Amended and Restated Credit Agreement dated as of August 21, 2025 (as amended, supplemented or otherwise modified from time to time) among the Borrower, the lenders from time to time parties thereto, the loan parties from time to time parties thereto and CIBC Bank USA, in its capacity as Administrative Agent (the “Agent”).

Each of the undersigned, effective as of the date of the above Promissory Note (a) hereby duly indorse, with full recourse to each of them, the above Promissory Note to the Agent, and (b) irrevocably agree that this Allonge and the following indorsements shall be affixed to and become a part of such Promissory Note, in accordance with the provisions of Section 3-202 of the New York Uniform Commercial Code, as amended from time to time.

Pay To The Order Of
Gold.com, Inc.

Collateral Finance Corporation

By:

Name:

Title:

Pay To The Order Of
CIBC Bank USA, as Administrative Agent

Gold.com, Inc.

By:

Name:

Title:

CFC and A-Mark each hereby represents to the Agent that such Promissory Note has not been assigned except as herein provided and is duly enforceable against the maker thereof and there exist no offsets, defenses or counterclaims against CFC, the Borrower or the Agent thereunder.

This Allonge shall be binding on and inure to the benefit of the successors and assigns of the parties hereto and shall be governed by the internal laws of the State of New York.

Exhibit H to Amended and Restated Credit Agreement

COLLATERAL FINANCE CORPORATION

By:

Name:

Title:

By:

Name:

Title:

GOLD.COM, INC.

By:

Name:

Title:

By:

Name:

Title:

AGREED:

CIBC BANK USA, as Administrative Agent

By:

Name:

Title:

Exhibit H to Amended and Restated Credit Agreement

EXHIBIT I

FORM OF CFC ASSIGNMENT

Dated

Gold.com, Inc.
1550 East Scenic Avenue
Suite 150
Costa Mesa, California 92626
Attn: Thor C. Gjerdrum, President

Re: CFC Loan and CFC Assignment No. ____________

Gentlemen:

The undersigned Collateral Finance Corporation (“CFC”) has [entered into a Commercial Finance Loan and Security Agreement dated ___________][acquired CFC Acquired Loans (as defined below) under and become the owner of the loan agreement dated_____ __] with ______________ (the “CFC Borrower”), as from time to time amended, restated, supplemented or otherwise modified (the “CFC Loan Agreement”). [Pursuant to][In connection with] the CFC Loan Agreement, CFC has [made or shall make loans to][acquired loans owing by] the CFC Borrower in a principal amount not to exceed $__________at any one time outstanding (collectively, the “CFC Loan”), which are [evidenced by the CFC Borrower’s promissory note(s) (the “CFC Note”) and are] secured by the Collateral (as defined in the CFC Loan Agreement).

CFC hereby acknowledges that in order to enable it to [make][acquire] the CFC Loan, Gold.com, Inc. (the “Borrower”) has from time to time made funds available to CFC, which funds are proceeds of Loans made to the Borrower, pursuant to the terms of the Amended and Restated Credit Agreement dated as of August 21, 2025 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders from time to time parties thereto (the “Lenders”), the loan parties from time to time parties thereto (the “Loan Parties”) and CIBC Bank USA, as Administrative Agent (the “Agent”). All capitalized terms used herein shall have the meaning given each such term in the Credit Agreement, unless otherwise defined herein.

As a condition to the inclusion of the CFC Loans in the Borrowing Base, CFC has agreed (and if not, it hereby agrees) to (a) enter into this CFC Assignment, (b) the reassignment by the Borrower of all of CFC’s rights in and to the CFC Loan, the CFC Loan Documents, [the CFC Note] and the CFC Collateral, pursuant to the terms of an assignment executed by the Borrower in favor of the Agent, for the benefit of the Lenders (the “Borrower Assignment”), and (c) the exercise by the Agent of CFC’s rights under the CFC Loan Documents in the event of default by the CFC Borrower.

The Borrower and CFC each hereby agree as follows:

1.
CFC hereby represents, covenants and agrees that:
(a)
CFC has delivered to the Borrower [(i) a copy of the applicable CFC Allonge, (ii) the originally executed Borrower Assignment (or, on the Effective Date, a copy thereof with the originally executed Borrower Assignment to follow promptly thereafter) and (iii) if requested by the Agent, copies of (w) the executed CFC Loan Agreement, (x) the CFC Note duly endorsed by CFC, (y) each other CFC Loan Document and (z) a UCC-1 Financing Statement filed with respect to the CFC

Exhibit I to Amended and Restated Credit Agreement

Collateral naming CFC as the secured party and the applicable CFC Borrower as the debtor; CFC hereby authorizes the Borrower and the Agent to file UCC-3 Financing Statement Amendments in respect of such UCC-1 Financing Statement naming the Borrower and/or the Agent as assignee of the secured party.] [(i) the executed original of the Borrower Assignment (or, on the Effective Date, a copy thereof with the originally executed Borrower Assignment to follow promptly thereafter) and (ii) if requested by the Agent, copies of the originally executed CFC Loan Agreement and the other CFC Loan Documents.]
(b)
CFC shall promptly notify the Agent in writing of any default in the payment of any installment of principal under [each CFC Note][the CFC Loan Agreement] by the applicable CFC Borrower, beyond any applicable notice and cure period (a “Default Notice”);
(c)
CFC shall not (i) enter into any transaction with the CFC Borrower, (ii) terminate any of the CFC Loan Documents, or (iii) amend any of the CFC Loan Documents, if such transaction, termination or amendment might result in a set-off against or deduction from amounts payable under the CFC Loan Documents, without the prior written consent of the Agent and the Lenders it being acknowledged, for the avoidance of doubt, that other than as set forth above, CFC may amend or modify the CFC Loan Documents in the ordinary course without the prior written consent of the Agent;
(d)
CFC shall not release CFC Collateral prior to the payment in full of all obligations owed to it by the applicable CFC Borrower under the CFC Loan Documents, without the prior written consent of the Agent, except (i) in the case of a partial pay down of the CFC Loan, CFC may release a ratable portion of CFC Collateral pertaining to such repaid amount, (ii) CFC may exchange CFC Collateral for CFC Collateral of equivalent or greater value (as reasonably determined by CFC), and (iii) CFC may return to any CFC Borrower CFC Collateral to the extent its value (as reasonably determined by CFC) exceeds the amount of the obligations owing by such CFC Borrower to CFC at such time, provided that in each case, immediately after such release, the remaining CFC Collateral with respect to such CFC Loan shall continue to satisfy the requirements of an Eligible CFC Loan;
(e)
CFC shall promptly notify the Agent in writing in the event that the Appraisal Value of the Collateral is less than the then outstanding CFC Loan for any period of two consecutive Business Days;
(f)
After the delivery to the Agent of a Default Notice, CFC shall not exercise any of its rights under [the CFC Note and] the CFC Loan Agreement with respect to the CFC Collateral unless (i) CFC notifies the Agent, in accordance with paragraph 9 hereof, that it proposes to liquidate the CFC Collateral in accordance with the terms of the CFC Loan Agreement, which notice shall include whether the sales price of the CFC Collateral to be realized from such liquidation is expected to be in an amount equal to or greater than the then outstanding CFC Loan, as reasonably determined by CFC, and (ii) the Agent shall give its written consent to such proposed liquidation, provided however, that such written consent of the Agent shall not be required if CFC, in its reasonable discretion, determines that a delay in granting such written consent shall result in a decline in the liquidation value of such CFC Collateral and the liquidation value is in an amount equal to or greater than the then outstanding CFC Loan; and
(g)
CFC hereby covenants that (a) at all times the CFC Collateral shall be physically stored only at a CFC Approved Depository, (b) the Agent shall be named as additional insured and loss payee, at no cost to the Agent, in the insurance policy covering the CFC Collateral, (c) the Agent shall have the right, from time to time, during normal business hours, to inspect the CFC Collateral, and (d) CFC shall hold the CFC Collateral for the benefit of the Agent.
2.
CFC hereby assigns, transfers and sets over to the Borrower, its successors and assigns (including the Agent) and grants to the Borrower, and its successors and assigns (including the Agent) a security

Exhibit I to Amended and Restated Credit Agreement

interest in, and lien upon, all of CFC’s right, title and interest in, under, to and by virtue of (a) the CFC Loan Documents, [(b) the CFC Note], (c) all of CFC’s right to compel performance by the CFC Borrower of the terms of the foregoing and (d) all of CFC’s rights to receive all monies due and to become thereunder or payable by reason thereof.
3.
CFC hereby irrevocably authorizes and empowers the Agent to give notice of this CFC Assignment and the Borrower Assignment to the CFC Borrower, [and to any other person obligated on the CFC Note] and after the occurrence or during the continuance of Event of Default or after a demand shall have been made for payment of the Obligations (collectively, a “Borrower Default”) to receive directly all payments or prepayments made by the CFC Borrower.
4.
CFC hereby irrevocably authorizes and empowers the Agent after a Borrower Default in its name or otherwise, to demand, receive and collect, and to give acquittance for the payment of any and all amounts, paid or to be paid under or pursuant to the CFC Loan Agreement, [the CFC Note] or any other CFC Loan Document, or to file any claims and to commence, maintain or discontinue any actions, suits or other proceedings which the Agent deems advisable, in order to collect or enforce payment of such amounts, to settle, adjust and compromise any and all disputes or claims in respect to such amounts, all without the consent of CFC, and to endorse any and all checks, drafts or other orders or instruments for the payment of money which shall be issued in respect to amounts due pursuant to or under the CFC Loan Agreement [and the CFC Note].
5.
CFC further represents and warrants that (a) the CFC Loan Agreements, [the CFC Note] and each other CFC Loan Document, are each in full force and effect and each constitutes the valid, binding and enforceable obligation of each person who is a party thereto, (b) it has not assigned, pledged, transferred or granted a security interest in or otherwise encumbered any of its rights arising under or by virtue of the CFC Loan Agreement, [the CFC Note] and each other CFC Loan Document, and it will not assign, pledge, transfer, grant a security interest in or otherwise encumber any such rights except as provided herein, [(c) the CFC Note is not subject to any offset, defense or counterclaim, and (d) the unpaid principal amount of the CFC Note on the date hereof is $__________.] [and (c) the unpaid principal amount of the loans owing by the CFC Borrower on the date hereof is $________.]
6.
Anything herein contained to the contrary notwithstanding, (a) CFC shall remain liable under the CFC Loan Agreement to perform all the obligations assumed by it thereunder, (b) neither the Borrower nor the Agent shall have any obligation or liability under the CFC Loan Agreement by reason of or arising out of this CFC Assignment nor shall the Borrower or the Agent be required or obligated in any manner to perform or fulfill any of the obligations of CFC under or pursuant to the CFC Loan Agreement, including, the making of any loans to the CFC Borrower.
7.
At any time and from time to time, upon the written request of the Agent, and at the sole expense of CFC, CFC shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action, as the Agent may reasonably request in order to obtain for the Agent the full benefits of this CFC Assignment and of the rights and powers herein granted.
8.
CFC hereby ratifies and confirms the CFC Loan Agreement and represents and warrants that it keeps its records concerning the CFC Loan Agreement, the CFC Note and the CFC Collateral at 429 Santa Monica Blvd. Suite 230, Santa Monica, California 90401. CFC will not change its state of incorporation, the location of its records, nor the location of the CFC Collateral without the prior written consent of the Agent.

Exhibit I to Amended and Restated Credit Agreement

9.
All notices to the Agent shall be in writing and shall be sent by CFC by facsimile or by overnight next day courier delivery service as follows:

CIBC Bank USA
1550 Wewatta St
Suite 520
Denver, CO 80202
Attention: Jason Simon
Fax No.: (303) 476-6625
Email: J.J.Simon@cibc.com

With a copy to:

Reed Smith LLP
1400 Wewatta, Suite 350
Denver, CO 80202
Attn: Jay Spader
Fax No. (303) 552-3816
Email: jspader@reedsmith.com

10.
This CFC Assignment shall be irrevocable and shall (a) be governed and construed in accordance with the internal laws of the State of New York without regard to conflict of laws principles, (b) remain in full force and effect until terminated in a written instrument signed by the Agent, and (c) be binding upon CFC and the Borrower and their successors and assigns and shall inure to the benefit of their successors and assigns (including the Agent).This CFC Assignment may be executed in counterpart copies.
11.
EACH OF THE PARTIES HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND AGREES THAT ANY ACTION OR PROCEEDING HEREUNDER SHALL BE BROUGHT IN SUCH COURTS.EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD THE SAME.NOTHING HEREIN, IN ANY SUPPLEMENT OR AMENDMENT THERETO; OR IN ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ANY OF THE PARTIES HERETO SHALL AFFECT ANY RIGHT THAT THE BORROWER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING HERETO OR THERETO AGAINST CFC OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. CFC IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT HEREOF OR THEREOF. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT OR ANY SUPPLEMENT OR AMENDMENT THERETO; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ANY OF THE PARTIES HERETO; OR (iii) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF ANY OF THE PARTIES HERETO OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING ANY OF THE

Exhibit I to Amended and Restated Credit Agreement

PARTIES HERETO; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

[SIGNATURES APPEAR ON NEXT PAGE]

Exhibit I to Amended and Restated Credit Agreement

Very truly yours,

COLLATERAL FINANCE CORPORATION

By:

Name:

Title:

By:

Name:

Title:

AGREED:

GOLD.COM, INC.

By:

Name:

Title:

By:

Name:

Title:

Exhibit I to Amended and Restated Credit Agreement

EXHIBIT J

FORM OF DEPOSITORY LETTER

DEPOSITORY LETTER

[●], 2025

[●] (“Depository” or “You”)
Attention: [●]

Dear Sir or Madam:

From time to time you have, and will continue to have, on deposit on your premises located at [●] (“Premises”), gold, silver, and other precious metals owned, and delivered to you by Gold.com, Inc. (the “Borrower”).This will serve as notice to you that all such gold, silver and other precious metals are subject to a security interest granted to CIBC Bank USA, as Administrative Agent (the “Agent”) under and pursuant to the Amended and Restated Credit Agreement, dated as of August 21, 2025 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time) among the Borrower, the Loan Parties from time to time parties thereto, the Lenders from time to time parties thereto and the Agent.

Until notified to the contrary by the Agent, you may dispose of such gold, silver and other precious metals in accordance with instructions given to you by the Borrower.However, upon receipt of instructions from the Agent, you are hereby authorized and directed to dispose of any such gold, silver and other precious metals only in accordance with the instructions of the Agent.

You acknowledge that upon notification by the Agent, gold, silver and other precious metals stored at the Premises may only be removed from the Premises at the written direction of the Agent (which may be transmitted via facsimile or other electronic transmission from the Agent).In the event that you receive conflicting instructions from the Agent and the Borrower, you will follow the Agent’s directions.The Borrower agrees to hold you harmless from any and all liability arising from the Agent’s control of the deposited metals.

Exhibit J to Amended and Restated Credit Agreement

Sincerely,

CIBC BANK USA, as Agent

By:

Name: Jason Simon

Title: Managing Director

Exhibit J to Amended and Restated Credit Agreement

Agreed to and Accepted by:

[●], as Depository

By:

Name:

Title:

GOLD.COM, INC.

By:

Name:

Title:

Exhibit J to Amended and Restated Credit Agreement

EXHIBIT K

FORM OF METALS LEASE INTERCREDITOR AGREEMENT

AMENDED & RESTATED INTERCREDITOR AGREEMENT

This AMENDED & RESTATED INTERCREDITOR AGREEMENT (this “Agreement”) is dated as of December 5th, 2024, and executed by and among CIBC BANK USA, a national banking association (“CIBC US”), as Administrative Agent under the Credit Agreement described below (in such capacity, for and on behalf of the Syndicated Group referred to below, the “Agent”), ROYAL BANK OF CANADA, a Canadian chartered bank (“RBC”), in its capacity as a metals lessor and party to the RBC Metals Lease Agreement described below (in such capacity, individually, a “Metals Lender”), CANADIAN IMPERIAL BANK OF COMMERCE, a bank chartered under the Bank Act of Canada (“CIBC CA”), in its capacity as a metals lender and party to the CIBC Permitted Metals Loan Agreement described below (in such capacity, individually, a “Metals Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“WFBNA”), in its capacity as a lessor party to the WFBNA Metals Lease Agreement described below (in such capacity, individually, a “Metals Lender”, and together with RBC, CIBC CA and each other entity that becomes a metals lessor, consignor or lender (each, an “Additional Metals Lender”) hereunder from time to time pursuant to this Agreement by the execution and delivery of a Joinder, collectively the “Metals Lenders”) (the Metal Lenders together with the Agent are collectively referred to as, the “ICA Parties”).

WHEREAS, GOLD.COM, INC., a Delaware corporation (the “Debtor”), the lenders from time to time party thereto (the “Syndicated Lenders” and, together with the Agent, the “Syndicated Group”), and the Agent are parties to the Credit Agreement dated as of December 21, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and, in respect thereof, the Debtor has granted to the Agent for the benefit of the Agent and the Syndicated Lenders (and, to the extent provided therein, the Affiliates of the Syndicated Lenders) thereunder, liens over substantially all of the Collateral (as defined below) to secure all of the Debtor’s obligations thereunder and in connection therewith;

WHEREAS, the Debtor and RBC have entered into an Uncommitted Metals Lease Facility Agreement, dated December 15, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “RBC Metals Lease Agreement”), under which the Debtor has incurred and/or will incur obligations, liabilities and indebtedness to RBC, all of which obligations are wholly secured by the Loan/Trading Assets advanced thereunder;

WHEREAS, the Debtor and CIBC CA have entered into a Master Precious Metal Loan Agreement, dated as of December 21, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “CIBC Permitted Metals Loan Agreement”), under which the Debtor has incurred and/or will incur obligations, liabilities and indebtedness to CIBC CA, all of which obligations are wholly secured by the Collateral and the Loan/Trading Assets advanced thereunder;

WHEREAS, the Debtor and WFBNA have entered into an Uncommitted Metals Lease Facility Agreement, dated as of December 5th, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “WFBNA Metals Lease Agreement”), under which the Debtor has incurred and/or will incur obligations, liabilities and indebtedness to WFBNA, all of which obligations are wholly secured by the Loan/Trading Assets advanced thereunder (the WFBNA Metals Lease Agreement, the RBC Metals Lease Agreement, the CIBC Permitted Metals Loan Agreement, and each applicable metals lease, loan or consignment agreement (howsoever described) of any Additional Metals Lender with Debtor are collectively referred to as, the “Metals Lease Agreements”); and

Exhibit K to Amended and Restated Credit Agreement

WHEREAS, each ICA Party has filed or may file one or more financing statements under the Uniform Commercial Code and the ICA Parties desire to provide for the relative priority of their respective security interests in the Collateral, wherever located from time to time.

NOW THEREFORE, for and in consideration of the premises hereinafter stated, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the ICA Parties, each of the ICA Parties agrees as follows:

Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement and the Metals Lease Agreements, as applicable. The following terms shall have the meanings specified below for the purposes of this Agreement:

“Agent” shall have the meaning given to such term in the preamble to this Agreement.

“Agent’s Security Interest” is the perfected and enforceable security interest of the Agent, for the benefit of the Syndicated Group, in the Collateral.

“Bankruptcy Code” shall mean the provisions of Title 11 of the United States Code, 11 U.S.C. Sec. 101 et seq., as now or hereafter in effect, or any successor statute.

“Borrowing Base Overadvance” means (a) any additional Obligation owed to the Syndicated Group or any Metals Lender by the Debtor which is incurred after the time when a Borrowing Base Certificate of the Debtor is last received by such Syndicated Group or Metals Lender, as applicable, shows a Borrowing Base deficiency (which shall mean that the Obligations of the Debtor set forth in such Borrowing Base Certificate delivered to such Syndicated Group or Metals Lender, as applicable, exceeds the Borrowing Base as set forth therein), or (b) the portion of any additional Obligation owed to the Syndicated Group or any Metals Lender by the Debtor which is incurred after the time when a Borrowing Base Certificate is received by such Syndicated Group or Metals Lender, as applicable, and which, when added to the Obligations of the Debtor set forth in such Borrowing Base Certificate, would cause the Obligations to the Creditors to exceed the Borrowing Base as set forth therein; provided that: (i) any extension, renewal or refinancing by the Syndicated Group or any Metals Lender (including any financings of reimbursement obligations due under letters of credit) of any Outstanding Obligations of the Debtor that were outstanding before delivery of such a Borrowing Base Certificate of the Debtor and were not Borrowing Base Overadvances shall not be a Borrowing Base Overadvance; (ii) a Borrowing Base Overadvance to the Debtor shall cease to be a Borrowing Base Overadvance if, at any time after the date such Borrowing Base Overadvance is made, the Debtor delivers to the Creditors a Borrowing Base Certificate of the Debtor (in accordance with the terms of the Credit Agreement), which is materially accurate, reflecting that the Borrowing Base of the Debtor exceeds all Outstanding Obligations and all Borrowing Base Overadvances; and (iii) no loan or extension of credit by the Syndicated Group or any Metals Lender shall be deemed to be a Borrowing Base Overadvance if prior to making such loan or extension of credit, such Syndicated Group or Metals Lender, as applicable, receives (x) a new Borrowing Base Certificate of the Debtor (in accordance with the terms of the Credit Agreement), which is materially accurate, reflecting that after giving effect to such loan or extension of credit, the outstanding loans and extensions of credit owing to all Creditors are less than the Borrowing Base as of the date of such loan or extension of credit or (y) a certificate duly executed by the Debtor, which is materially accurate, under which the Debtor certifies that after giving effect to such loan or extension of credit, the outstanding loans and extensions of credit owing to all Creditors are less than the Borrowing Base as of the date of such loan or extension of credit.

Exhibit K to Amended and Restated Credit Agreement

“Business Day” means any day other than (i) a Saturday, (ii) a Sunday or (iii) any other day on which commercial banks in New York City are required or authorized by law to close.

“CIBC CA” shall have the meaning given to such term in the preamble to this Agreement.

“CIBC US” shall have the meaning given to such term in the preamble to this Agreement.

“Collateral” means all personal property, real property, and fixtures of the Debtor, of every kind and description, tangible or intangible, whether now or hereafter existing or arising, whether now owned or hereafter acquired or created, and wherever located, including, but not limited to, all goods, equipment, inventory, farm products, documents, promissory notes and other instruments, chattel paper (whether tangible or electronic), accounts, deposit accounts (general or special) and certificates of deposit, contract rights, letters of credit and proceeds thereof, advices of credit, letter of credit rights (whether or not evidenced by writing), securities and other investment property and general intangibles, tax refund claims, Precious Metals, patents, trademarks, intellectual property, payment intangibles, software, supporting obligations, commercial tort claims, cash, credits, deposits, and including further, and without limitation, any and all products and proceeds of any of the foregoing and any and all accessions and additions thereto.

“Collateral Agent” means CIBC US.

“Credit Agreement” shall have the meaning given to such term in the recitals to this Agreement.

“Credit Documents” means the Credit Agreement, all Loan Documents (as defined therein) and the Loan/Trading Documentation.

“Creditors” means each of the ICA Parties and the Syndicated Group, and a reference herein to “Creditor” in the singular shall be to the Syndicated Group or an individual Metals Lender, as applicable.

“Direct Obligations” means (without duplication): (i) Obligations arising from loans or advances (whether or not payable upon demand or at a specified maturity date) made by the Syndicated Group or any Metals Lender to, or for the account of, or overdrafts paid by the Syndicated Group for, the Debtor; (ii) actual and contingent Obligations of the Debtor in respect of documentary and standby letters of credit issued or confirmed by the Syndicated Group or any Metals Lender for the account of the Debtor; (iii) Obligations of the Debtor in respect of bankers acceptance facilities (including unmatured drafts) or letters of indemnity or steamship guaranties created or provided by the Syndicated Group or any Metals Lender for the Debtor; and (iv) to the extent not included in the foregoing, all Loan/Trading Obligations. Notwithstanding the foregoing, Direct Obligations shall exclude Obligations of the Debtor under a guaranty in favor of the Syndicated Group or any Metals Lender of the obligations of another person, firm, corporation or other entity to the Syndicated Group or such Metals Lender, as applicable.

“Event of Default” shall have the meaning given to such term in Section 9(b).

“Extraordinary Actions” shall have the meaning given to such term in Section 9(a).

“ICA Parties” shall have the meaning given to such term in the preamble to this Agreement.

Exhibit K to Amended and Restated Credit Agreement

“Insolvency Event” shall mean, as to the Debtor or any of its Affiliates, the commencement or occurrence of any of the following: (i) any case or proceeding with respect to the Debtor or any of its Affiliates under the Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization or other similar law affecting creditors’ rights or any other similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of the Debtor or any of its Affiliates, (ii) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to the Debtor or any of its Affiliates or any of their respective assets, (iii) any proceeding for liquidation, dissolution or other winding up of the business of the Debtor or any of its Affiliates, (iv) any assignment for the benefit of creditors or any marshalling of assets of the Debtor or any of its Affiliates, or (v) any admission by the Debtor or any of its Affiliates of its inability to pay its debts as they become due.

“Joinder” shall have the meaning given such term in Section 27 of this Agreement.

“Lease Transactions” shall have the meaning given to such term in the definition of “Loan/Trading Documentation”.

“Loan/Trading Assets” shall mean with respect to a Metals Lender to the extent that the applicable Loan/Trading Obligations remain outstanding, (i) all Precious Metals, whether now owned or hereafter acquired or created, and wherever located, which are advanced, consigned, loaned or leased to, or purchased by, the Debtor pursuant to any Lease Transactions or Trading Transactions, and, if such advanced or purchased Precious Metals shall be sold by the Debtor to a third party or otherwise disposed of by the Debtor, in each case as expressly permitted under (or not otherwise prohibited by) such Loan/Trading Documentation, an equivalent amount of Precious Metals (of the same type, weight and quality of such advanced or purchased Precious Metals) owned by the Debtor which the Debtor shall be obligated under the terms of the applicable Lease Transactions or Trading Transactions to return or sell to such Metals Lender and including further, and without limitation, any and all products and proceeds of any of the foregoing, (ii) each account maintained by such Metals Lender for the Debtor solely in respect of such Metals Lender’s Lease Transactions or Trading Transactions and all funds therein or credited thereto and (iii) without duplication of the foregoing, any and all property, assets and/or rights of the Debtor in which such Metals Lender has an interest, securing or otherwise in respect of, Loan/Trading Obligations pursuant to the Metals Lease Agreement as in effect on the date hereof (or in the case of an Additional Metals Lender, as in effect on the date such Additional Metals Lender executes and delivers a Joinder).

“Loan/Trading Documentation” means with respect to a Metals Lender, the applicable Metals Lease Agreement and all documents executed in connection therewith which governs : (i) transactions under which such Metals Lender advances, consigns, lends or leases Precious Metals to the Debtor (such transactions, “Lease Transactions”) or (ii) purchase, exchange or sale transactions under which such Metals Lender sells Precious Metals to, exchanges with, and/or purchases such Precious Metals (or their equivalents) on a spot or deferred basis from, the Debtor (such transactions “Trading Transactions”) any of such documentation may be amended, supplemented or otherwise modified from time to time.

“Loan/Trading Obligations” means with respect to a Metals Lender, all obligations of the Debtor owing to such Metals Lender under (and determined in accordance with) such Metals Lender’s Loan/Trading Documentation which are directly attributable to Lease Transactions or Trading Transactions, in each case after giving effect to any netting or setoff provisions included in such Loan/Trading Documentation (including, but not limited to, any return obligation,

Exhibit K to Amended and Restated Credit Agreement

termination payment or settlement amount calculated in accordance with the applicable Loan/Trading Documentation).

“Metals Lease Agreement” shall have the meaning given to such term in the recitals to this Agreement.

“Metals Lender” shall have the meaning given to such term in the preamble to this Agreement (and for the avoidance of doubt, the Agent consents to each Metals Lender who is or becomes a party to this Agreement as a lessor under the applicable Metals Lease Agreement as provided in the definition of “Permitted Secured Metals Leases” in the Credit Agreement).

“Net Realizations” means, with respect to the Debtor, any amounts realized by the Collateral Agent, the Syndicated Group or Metals Lenders after an Event of Default from the Collateral of the Debtor or any portion thereof and from any collections or realizations thereof or thereon under any Security Instrument executed by the Debtor, and any amounts or proceeds derived or resulting directly from the Collateral of the Debtor or any portion thereof, whether or not the applicable Creditor is perfected or unperfected with respect to the Collateral or any portion thereof, less any costs reasonably incurred by the Collateral Agent or such Creditor, or any other party on such Creditor’s behalf, in obtaining or collecting such amounts. Without limiting Section 15 hereof or the obligations of any Creditor under Section 15 hereof, Net Realizations shall be deemed to exclude any voluntary or scheduled payments made in the ordinary course of business pursuant to the terms of the applicable Credit Documents by or on behalf of the Debtor to the Syndicated Group or a Metals Lender in respect of Obligations owed to such Creditor during any period (a) prior to the occurrence of an Event of Default or (b) after such Event of Default has occurred, if the ICA Parties agree in writing to waive such Event of Default.

“Notice of Extraordinary Actions” shall have the meaning given to such term in Section 9(a).

“Obligations” means the Loan/Trading Obligations and the Obligations (as defined under the Credit Agreement).

“Outstanding Obligations” at any time and with respect to the Syndicated Group or Metals Lenders means the aggregate amount (without duplication) of Direct Obligations of the Debtor to such Creditor(s) outstanding and unpaid at such time, provided, however, that Outstanding Obligations shall be deemed to exclude:

(i) any Obligations of the Debtor to the Syndicated Group or any Metals Lender arising after the occurrence of any Event of Default, unless such Obligations arise (A) pursuant to legal commitments existing at the time such Event of Default occurs, (B) in connection with extensions or renewals or refinancings of Outstanding Obligations in existence at the time such Event of Default occurs (including any financings of reimbursement obligations due under letters of credit or bankers acceptances issued prior to the time of such Event of Default), or (C) after such Event of Default is waived in writing by the Required ICA Parties;

(ii) Borrowing Base Overadvances; and

(iii) any Obligations to a Terminating Creditor (as defined in Section 7).

Exhibit K to Amended and Restated Credit Agreement

Notwithstanding the foregoing, clauses (i) through (iii) above shall be deemed to exclude any Direct Obligations arising solely as a consequence of any market fluctuations in the price of any Loan/Trading Assets.

Outstanding Obligations at any time and with respect individually to the Syndicated Group or any Metals Lender shall have the same meaning and exclusions as above, but solely with respect to Direct Obligations of the Debtor to such Syndicated Group or Metals Lender, as applicable.

“Precious Metals” means, any and all gold, silver, platinum, palladium, rhodium or other precious metals.

“Ratio” shall have the meaning set forth in Section 5(a).

“Required ICA Parties” shall mean, at any time, the Creditors whose Outstanding Obligations represent 51% or more of the Outstanding Obligations owed to all Creditors; provided that, the Outstanding Obligations of any Terminating Creditor shall be excluded for purposes of making a determination of the Required ICA Parties.

“Security Instruments” means (i) any and all security agreements, mortgages, deeds of trust and other security instruments creating a Security Interest on or in the Collateral or any portion thereof in favor of the Syndicated Group or any Metals Lender (including, without limitation, the Collateral Documents as defined in the Credit Agreement) and (ii) the Loan/Trading Documentation.

“Security Interest” means (i) any perfected and enforceable security interest, mortgage, lien or other encumbrance in favor of a Creditor in the Collateral or any portion thereof, in each case, including, without limitation, purchase money security interests and (ii) any interest (direct or indirect) of the Syndicated Group or any Metals Lender in Collateral pursuant to the Loan/Trading Documentation, provided, that, in the case of such Metals Lender under this clause (ii), it shall have properly filed a Uniform Commercial Code financing statement with the Secretary of State of the State of Delaware naming the Debtor as the debtor thereunder and describing as collateral the applicable portion of the Collateral consisting of Loan/Trading Assets under such Metals Lender’s Loan/Trading Documentation.

“Syndicated Group” has the meaning given to such term in the recitals to this Agreement.

“Syndicated Lenders” has the meaning given to such term in the recitals to this Agreement.

“Trading Transactions” shall have the meaning given to such term in the definition of “Loan/Trading Documentation”.

Definitions in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes”, and “including” as used in this Agreement shall be deemed in each case to be followed by the phrase “without limitation”. References to paragraphs, Sections and Exhibits shall be deemed to be references to paragraphs, Section of and Exhibits to this Agreement, unless otherwise specified.

The Security Interest of each Creditor in the Collateral of the Debtor or any portion thereof, whether now held or hereafter taken or acquired, is and shall remain equal in priority with the Security Interest of each other Creditor in the Collateral of the Debtor or any portion thereof, except as otherwise expressly provided

Exhibit K to Amended and Restated Credit Agreement

herein (including, without limitation, under Section 5 below). Each Creditor and the Collateral Agent agrees to hold any Collateral constituting possessory or control Collateral, from time to time in its possession, as gratuitous bailee and agent for the benefit of each other Creditor who holds (or as a result of such bailee or agent having possession or control of such Collateral on their behalf, would hold) a Security Interest in such possessory or control Collateral, solely for the purpose of perfecting the Security Interest granted in such Collateral; provided that, other than perfection of an existing Security Interest by possession or control, nothing in this Section 2 shall be deemed to expand the scope of any Creditor’s Security Interest beyond that granted to such Creditor under its respective Credit Documents. Notwithstanding any provision of any Credit Document or any action taken by the Debtor or the Creditors to the contrary, all Loan/Trading Assets consisting of Precious Metal that have been consigned, leased or otherwise delivered by a Metals Lender to the Debtor, and the products and proceeds thereof, shall, for the purposes of this Agreement’s treatment of the interests of each Creditor in relation thereto, be treated by the Creditors as if it were included in the Collateral under each Credit Document to the same extent as if the Debtor had been the purchaser of such Precious Metal outright for cash at the date of consignment, even if title thereto has not passed to the Debtor, and the Creditors hereby agree to deal with such Precious Metal as between them under the terms of this Agreement and each Credit Document on the same basis and in the same manner as all Precious Metal included in the Collateral and, for such purposes, the term “Collateral” shall be deemed to include all Loan/Trading Assets consisting of Precious Metal consigned, leased or otherwise delivered by a Metals Lender to the Debtor, and provided further that nothing in the foregoing shall provide, or be deemed to provide, the Debtor any new or additional interest in such Precious Metal to the extent not provided for under such Credit Documents.

This Section 2 shall be applicable before and after the commencement of a case by or against the Debtor under the Bankruptcy Code and references herein to Debtor shall be deemed to apply to a trustee, liquidator or similar entity of Debtor in such case.

The priority of each Security Interest provided for under Section 2 above is and shall be applicable irrespective of and without regard to (a) the time or order of attachment or perfection of the respective Security Interests, (b) the method of perfection or the time or order of filing of financing statements in connection therewith or the taking of possession thereof, (c) the giving or failure to give notice by one ICA Party to each other ICA Party of the acquisition or expected acquisition of purchase money or other Security Interests, or (d) any other fact or factor or circumstance affecting a determination of the priority of the Security Interests of the Creditors. The Collateral Agent, each Creditor, and the Syndicated Group (as applicable), shall refrain from taking any action, directly or indirectly, to enforce its rights against or collect out of the Collateral that is subject to the Security Interest of any other Creditor, except in accordance with the terms of this Agreement and hereby agrees not to challenge or contest the validity or perfection of any Security Interest held by any other Creditor or the Syndicated Group (as applicable), or do or perform any act or institute (or join or otherwise support) any proceeding which would be contrary to the terms of this Agreement and their respective rights and interests in the Collateral. Each Creditor’s, and the Syndicated Group’s (as applicable), respective Security Interest shall for the purposes hereof be presumed to be valid, perfected and enforceable unless such Security Interest is challenged by a third person and such Security Interest is finally determined by a court of competent jurisdiction to be invalid, unperfected or unenforceable. For the purposes hereof, such issues shall be deemed to have been finally determined in the event there is a judicial determination to such effect by a court of competent jurisdiction and all applicable appeals periods have expired or if the holder of the Security Interest being challenged consents to, admits, or acquiesces in such challenge, or fails in a timely manner to defend against, any such challenge. Each Creditor hereby agrees to cooperate in the defense of any action contesting the validity, perfection, priority or enforceability of such liens or security interests consistent with the other provisions of this Agreement.

Except as specifically provided herein, the priority of Security Interests in the Collateral shall be determined in accordance with applicable law.

Exhibit K to Amended and Restated Credit Agreement

Net Realizations of Collateral of the Debtor or any portion thereof or under Security Instruments executed by the Debtor received by or the possession of which is obtained by the Collateral Agent, the Syndicated Group or any Metals Lender after the occurrence of an Event of Default shall be delivered to and held by the Collateral Agent in trust for the benefit of all Creditors who hold a Security Interest in such Collateral or any portion thereof, irrespective of the relative priority of the Security Interests of each Creditor in such Collateral or any portion thereof under applicable law. Each of the Syndicated Group and Metals Lenders shall be entitled to receive a pro rata portion of Net Realizations attributable to the Collateral in which such Creditor has a Security Interest in an amount equal to the ratio of (i) the principal amount of Outstanding Obligations owed to the Syndicated Group or such Metals Lender, as applicable and without duplication, by the Debtor to (ii) the aggregate principal amount of Outstanding Obligations owed by the Debtor to all Creditors (said ratio, as determined from time to time in accordance with the provisions of this Agreement, the “Ratio”). If the principal amount of Outstanding Obligations owed by the Debtor to all Creditors shall at any time be paid in full, the Ratio after such payment in full, and until all interest, fees and other amounts owing in respect of Outstanding Obligations owed by the Debtor have been paid in full, shall be the Ratio in effect on the first date of distributions of Net Realizations under this Section 5(a).

If the contingent liability of the Syndicated Group or any Metals Lender in respect of a letter of credit, letter of indemnity, steamship guaranty or a banker’s acceptance that is outstanding as of the date of any distribution of Net Realizations shall thereafter be terminated in whole or in part without full payment by, or further exposure to, the applicable Creditor, then the Outstanding Obligations shall be appropriately adjusted by eliminating the amount of such terminated contingent liability from the Outstanding Obligations to such Creditor and from the aggregate Outstanding Obligations to all Creditors, and the Ratio and any prior distribution of Net Realizations or purchase of participations under Section 15 shall also be appropriately adjusted and accounted for between the Creditors.

The Creditors agree that Net Realizations shall be delivered to, collected and held by the Collateral Agent for the benefit of all Creditors entitled thereto pursuant to the terms of this Agreement and that such Net Realizations shall be distributed by the Collateral Agent to each Creditor entitled to a portion thereof as set forth in Section 8 hereof.

The Collateral Agent and each Creditor shall hold all documents of title, letters of credit and other Collateral, liens upon which are perfected by possession, for itself and as agent for the other Creditors who have a Security Interest therein for the sole limited purpose of perfecting the Security Interest of the other Creditors who have a Security Interest therein, but shall have no duty, liability or responsibility to the other Creditors in so acting as agent except to the extent provided in clause (c) of this Section 6.

To the extent that any Metals Lender or any of its Affiliates is or becomes a member of the Syndicated Group pursuant to the terms of the Credit Agreement, such Metals Lender shall be deemed for purposes hereof to have a Security Interest under any Security Instruments executed by the Debtor in favor of the Agent, the Agent shall act on behalf of such Metals Lender as collateral agent under such Security Instruments in respect thereof, and such Metals Lender hereby appoints and authorizes the Agent to act as its agent for purposes of perfecting, acquiring, holding, and enforcing any Security Interest in the Collateral in accordance with this Agreement. Such Metals Lender, upon it or any of its Affiliates becoming a member of the Syndicated Group, hereby acknowledges and agrees (i) to all of the provisions of Section 14 of the Credit Agreement in respect of the Agent’s capacity as such collateral agent therefor, and (ii) to be bound to such provisions in the same capacity as if it were a Syndicated Lender thereunder as of the date such Metals Lender or any of its Affiliates becomes Syndicated Lender.

Except as provided for in Section 15 hereof, this Agreement shall terminate as to the Syndicated Group on the one hand or any Metals Lender on the other hand (hereinafter referred to as the “Terminating Creditor”) ten (10) days from the date on which such Terminating Creditor (the Agent, on behalf of the Syndicated

Exhibit K to Amended and Restated Credit Agreement

Group, or such Metals Lender, on its own behalf, as applicable) gives written notice to the non-Terminating Creditor(s) of its intention to terminate; provided, however, that such termination shall be effective only as to Obligations to the non-Terminating Creditor(s) arising after the effective date of such termination. Notwithstanding anything to the contrary herein, termination of this Agreement by and with respect to any Terminating Creditor in accordance with the terms hereof will not impair the priority provided for herein of all Security Interests which secure Obligations arising before or, in accordance with the final sentence of this Section 7, after termination, nor will such termination be effective as to (a) Obligations incurred pursuant to legal commitments existing on the effective date of such termination or (b) Obligations in existence on the effective date of such termination, and all extensions, renewals or refinancings of such Obligations (including any financings of reimbursement obligations due under letters of credit or in connection with bankers acceptances issued prior to the effective date of such termination). Except for Security Interests of the Terminating Creditor which secure Obligations in existence as of the effective date of termination by the Terminating Creditor and the Obligations referred to in clauses (a) and (b) above, the Security Interests of the Terminating Creditor securing Obligations arising after the effective date of such termination shall be subordinate to the Security Interests of the non–Terminating Creditor(s).

Whenever the Collateral Agent receives any Net Realizations, the Collateral Agent shall apply (to the extent permitted by law) the same first to the payment of its reasonable costs of collecting, seizing, storing, selling, leasing, or otherwise disposing of the Collateral attributable to such Net Realizations, together with its reasonable costs of enforcing its rights under any Security Instrument and/or Credit Document relating thereto, and shall then remit to each Creditor entitled thereto under Section 5(a) its pro rata portion, in accordance with the Ratio, of the balance of such Net Realizations. Any Net Realizations received by the Syndicated Group or any Metals Lender from the Collateral Agent shall be applied promptly to the payment of the Obligations owed to such applicable Creditor by the Debtor in accordance with the express provisions of the instruments and agreements from time to time evidencing or securing the Obligations owed to such Creditor, provided, however, that for purposes of determining the Ratio, such Net Realizations shall be deemed to be applied, first, to the principal of Outstanding Obligations, second, to interest thereon, and, third, to any other Obligations. In the event that any Creditor, or the Syndicated Group (as applicable), shall receive or hold any Net Realizations in excess of what it is entitled to receive hereunder, such Net Realizations shall be held in trust for the benefit of and shall be immediately paid over or delivered and transferred or otherwise turned over to the Collateral Agent to be remitted by the Collateral Agent to the other Creditors entitled thereto in accordance with this Section 8 (and Section 15 shall apply with respect to any excess Net Realizations which are not turned over to the other Creditors entitled thereto). Each ICA Party shall (a) permit reasonable inspection and copying by each other ICA Party of all books and records maintained by such ICA Party pertaining to the Collateral in which it holds a Security Interest or any portion thereof and the Obligations to such ICA Party and the Syndicated Group (as applicable) and (b) provide a statement of account with respect to the Obligations of the Debtor to each other ICA Party and the Syndicated Group (as applicable) if such a statement is requested in writing by such other ICA Party.

If an “event of default” (howsoever defined under such ICA Parties’ Credit Document) with respect to the Debtor occurs and is continuing under a Credit Document or under or with respect to a Security Instrument, or the Syndicated Group or any Metals Lender proposes to take or commence any proceedings or actions (whether or not through judicial process or the filing of suit) to take possession of (other than receipt of Precious Metal, documents of title and letters of credit or payments delivered to a Creditor in the ordinary course and prior to the occurrence of an “event of default” under such ICA Parties’ Credit Document or the delivery or receipt by such Creditor of a Notice of Extraordinary Action), seize, perfect (other than by filing of financing statements) its Security Interest in, dispose of, collect upon, set-off, sell, compromise or take other extraordinary action under its Security Instruments, with respect to all or any portion of the Collateral in which any other Creditor has a Security Interest or otherwise exercise or commence any enforcement or collection action or proceeding (including, without limitation, institution of litigation) under any Credit Document or Security Instrument (hereinafter referred to as “Extraordinary Actions”), the applicable ICA

Exhibit K to Amended and Restated Credit Agreement

Party shall reasonably promptly after it has knowledge of such default and/or before the taking of such Extraordinary Action give the Collateral Agent and each other ICA Party written notice of the occurrence of such default and/or of the proposed taking of such Extraordinary Action (a “Notice of Extraordinary Action”). The foregoing shall not apply to any Creditor’s exercise of a right of setoff, banker’s lien or similar right, but any Creditor which exercises such right, shall promptly notify the Collateral Agent and the other Creditors thereafter and any amounts realized therefrom shall be subject to the provisions of Section 15 hereof regardless of whether such exercise occurs before or after the occurrence of any Event of Default.

An Event of Default hereunder shall be deemed to have occurred upon the receipt of a Notice of Extraordinary Action as provided for in Section 9(a) by Collateral Agent and each ICA Party, or upon such other date on which the Required ICA Parties agree in writing (herein referred to as an “Event of Default”).

Upon receipt of a Notice of Extraordinary Action, the Collateral Agent shall give notice to each other Creditor and to the Debtor of its receipt of a Notice of Extraordinary Action and shall poll each other Creditor as to whether each such Creditor wishes to foreclose upon the Collateral. If another Creditor wishes to foreclose, such Creditor shall send to the Collateral Agent a Notice of Extraordinary Action. Upon receipt of a Notice of Extraordinary Action from Creditors constituting the Required ICA Parties, the Collateral Agent shall take action to foreclose upon the Collateral as shall be directed by the Required ICA Parties, provided, however, that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem to be in the best interests of the ICA Parties in accordance with the provisions hereof. Notwithstanding any of the foregoing to the contrary, if the Collateral Agent determines in its sole discretion that an emergency situation exists, then the Collateral Agent is authorized to act in the manner as it reasonably determines in its sole discretion to collect, enforce against, realize upon or otherwise preserve the value of the Collateral for the benefit of the Creditors.

Notwithstanding anything to the contrary contained in this Agreement, each Creditor agrees that, in the event that the Collateral Agent receives a Notice of Extraordinary Action from any Creditor, then:

i. for a period of 120 days from the date the Collateral Agent received a Notice of Extraordinary Action, each other Creditor shall not take any Extraordinary Action or any other action to realize upon or interfere with the Collateral or any portion thereof or commence, join in or maintain any action, case or other legal proceeding against the Debtor in respect of any of the Outstanding Obligations; and if, after such 120 day period, the Outstanding Obligations owing to any such Creditor shall not have been paid in full, then such Creditor may commence, join in and maintain actions, cases and other legal proceedings against the Debtor to obtain payment of the Outstanding Obligations owing to such Creditor, and such Creditor may instruct the Collateral Agent to realize upon such Collateral or any portion thereof as may be necessary to repay fully such Outstanding Obligations owing to such Creditor, and the Collateral Agent shall thereupon seek to take such actions.

ii. Notwithstanding anything in this Section 9 to the contrary, the occurrence of an Insolvency Event shall terminate the 120-day standstill period provided in Section 9(d)i.

Upon receipt of a Notice of Extraordinary Action from Creditors constituting the Required ICA Parties, the Collateral Agent shall proceed to enforce the provisions of the Security Instruments authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Creditors constituting

Exhibit K to Amended and Restated Credit Agreement

the Required ICA Parties may direct the Collateral Agent in writing as to the method and the extent of any such sale or other disposition, the Creditors hereby agreeing to indemnify and hold the Collateral Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, unless caused by the Collateral Agent’s gross negligence or willful misconduct, provided that the Collateral Agent need not comply with any such direction to the extent that the Collateral Agent reasonably believes the Collateral Agent’s compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

If all or any portion of the Net Realizations received by any Creditor is held to constitute a preference under any applicable bankruptcy or similar laws, or if for any other reason any Creditor is required to refund or disgorge part or all of any Net Realizations or otherwise pay part or all of any Net Realizations to any person or entity not a party hereto (the amount of such refund, disgorgement or payment being referred to hereinafter as “Refunded Net Realizations”), then for all purposes hereunder Net Realizations shall be deemed to exclude such Refunded Net Realizations and the allocation of Net Realizations provided for hereunder shall be rescinded and the amount thereof restored to such Creditor by the other Creditors to the extent necessary to compensate such Creditor for such refund, disgorgement or payment made by it, but without interest thereon (other than interest included in the Refunded Net Realizations) and to the date upon which demand is made for any payment required to be made in order to effectuate the provisions of this Section 10. Interest shall accrue on any amount for which a demand is made hereunder and payment is not made within 2 Business Days after demand from the date that is 2 Business Days after such demand until (but not including) the date such payment is made at the overnight federal funds rate for the first 3 Business Days and thereafter at such rate plus 2%.

Any notice hereunder may be given in writing and mailed by certified or registered mail, delivered by hand or overnight courier service, or sent by email. Notices mailed by certified or registered mail or sent by hand or overnight courier service shall be deemed to have been given when delivered. Notices sent by e-mail shall be delivered upon the sender's receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), and if sent after normal business hours shall be deemed to have been given (subject to the foregoing) at the opening of the recipient's business on the next Business Day. Notices shall be addressed as follows, or to such other addresses as a party shall designate by notice to the other parties by the means specified herein:

If to the Company:	Gold.com, Inc. 1550 East Scenic Avenue Suite 150 Costa Mesa, California 92626 Attention: Thor Gjerdrum, President Tel: 310-587-1414 Email: thor@amark.com
If to any Creditor:	As set forth on its signature page hereto.

THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF ANY SECURITY INTEREST IN, OR REMEDIES IN RESPECT OF, ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein, terms defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York from time to time are used herein as therein defined.

Exhibit K to Amended and Restated Credit Agreement

The parties hereby irrevocably submit and consent to the nonexclusive jurisdiction of the Courts of the State of New York located in New York County and of the United States District Court for the Southern District of New York in connection with any action or proceeding under, arising from or relating to this Agreement. Each of the Creditors also hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each of the Creditors agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent that any Creditor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Creditor hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

This Agreement is solely for the benefit of the Creditors and their successors, designees or assigns, and no other person or persons (including the Debtor) shall have any right, benefit, priority or interest under, or as a result of the existence of, this Agreement. This Agreement shall be binding upon the successors and assigns of the Debtor and the Creditors; shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between the Creditors and the Debtor shall be at any time terminated, shall be equally applicable to any new transaction thereafter until this Agreement is terminated.

This Agreement may be executed and delivered in counterparts and each of the executed several counterparts of this Agreement shall be deemed an original and all such counterparts shall together constitute one and the same instrument. Signatures may appear on separate counterparts. Telecopied signatures on this Agreement or any amendment shall be binding on the parties to the same extent as original signatures.

If the Syndicated Group or any Metals Lender shall obtain a payment on account of any Obligations of the Debtor to the Syndicated Group or such Metals Lender, as applicable, after the occurrence of an Event of Default (except as otherwise provided in the last sentence of Section 9(a) and whether before or after the occurrence of an Event of Default in the case of clauses (a) and (c) below) (a) through a banker’s lien, right of set-off or counterclaim, (b) from any security for such Obligations other than the Collateral or any security from any guarantor or surety referred to in the following clause (c), (c) from any guarantor or surety of such Obligations, (d) pursuant to any subordination agreement or other credit support document, (e) through a payment, including, without limitation, a regularly scheduled or other voluntary payment of such an Obligation, or (f) as a result of any other payments in respect of such Obligations, such Creditor (the “Purchasing Creditor”) shall, after payment of reasonable out-of-pocket costs incurred by the Purchasing Creditor in obtaining such payment, promptly turnover such excess payment or Net Realizations in accordance with Section 8 or, alternatively, purchase from the other Creditors (the Syndicated Group and other Metals Lenders, as applicable) an undivided participating interest in the Outstanding Obligations (including undrawn letters of credit and unmatured bankers acceptances) owing to such other Creditors, in such amount as will ensure that all Creditors share such payment (after deducting such expenses) in accordance with the Ratio, provided that if all or any portion of such payment received and so distributed by the Purchasing Creditor is thereafter rescinded or otherwise restored or recovered, the other Creditors which shall so share such payment shall by repurchase of the participating interest theretofore sold or other equitable adjustments, return its share of that payment to the Purchasing Creditor together with its ratable share of any interest payable by the Purchasing Creditor on the amount recovered. The Outstanding Obligations in which such participating interest shall be purchased shall be, to the extent possible, Outstanding Obligations which have the same terms and conditions as the Obligations paid pursuant to clauses (a) through (f) above, including, without limitation, obligor, interest rate, maturity, collateral and guaranties and such participating interest shall afford to the Purchasing Creditor the right to receive a pro

Exhibit K to Amended and Restated Credit Agreement

rata share of all payments and collections received by the selling Creditor in respect of the Outstanding Obligations in which such participating interest was purchased.

Notwithstanding anything to the contrary herein, each Creditor acknowledges that Obligations to a Creditor excluded from Outstanding Obligations pursuant to clauses (i), (ii) or (iii) of the definition of such term herein (the “Excluded Obligations”) shall be disregarded in computing the Ratio and such Creditor’s pro rata share of any Net Realizations and recoveries under Section 15. After all principal, interest, fees and other amounts due in respect of Outstanding Obligations have been paid in full, Net Realizations shall be applied to, and participations in accordance with Section 15 shall be purchased in, Excluded Obligations and other Obligations ratably in accordance with the principal amount of all such Excluded Obligations and other Obligations due to Creditors and outstanding from time to time.

No ICA Party shall sell, assign, or transfer its Security Interest in any Collateral unless it shall first have (a) given notice thereof to each other ICA Party, (b) delivered a copy of this Agreement to the prospective transferee, and (c) delivered to each other ICA Party an agreement, in form, scope and substance satisfactory to each such other ICA Party, to the effect that such prospective transferee agrees to be bound by the terms of this Agreement.

Except as otherwise provided therein, each Creditor may, without notice to or consent of the other Creditors, amend, modify, waive any term of, exercise any rights under, and otherwise deal with any Credit Documents, including without limitation, any other note, loan agreement, lease or consignment agreement, guaranty agreement, security agreement or other agreement which it may have entered into with the Debtor or any other party in connection with any Obligations of the Debtor to such Creditor; provided, however, that except as permitted under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) in effect on the date hereof, no Metals Lender shall be permitted to amend its Credit Documents to expand the scope of its security interest beyond Loan/Trading Assets and each Metals Lender agrees that it shall not be permitted to create, receive or obtain a lien or security interest in any Collateral or other assets of the Debtor other than Loan/Trading Assets without the prior written consent of the Agent. Nothing in this Agreement shall be construed as obligating any Creditor to make, renew, continue or extend any financial accommodations to the Debtor or its affiliates or subsidiaries or as modifying the provisions of any note or other instrument evidencing or creating any indebtedness or other liability or obligation of the Debtor or its affiliates or subsidiaries or any lien or security interest granted by the Debtor or its affiliates or subsidiaries.

THE CREDITORS IRREVOCABLY WAIVE TRIAL BY JURY IN ANY LITIGATION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Each Creditor acknowledges that (i) the Collateral may be commingled by the Debtor and (ii) the terms of this Agreement shall apply and be binding as among the Creditors whether or not any Collateral is commingled and notwithstanding anything to the contrary contained in the Uniform Commercial Code or other applicable law in respect of commingled assets.

Purchase Money Notice. The parties hereby acknowledge that this Agreement constitutes written notice to it for purposes of the Uniform Commercial Code that the Metal Lenders are leasing Precious Metal to the Debtor from time to time and have obtained a purchase money security interest therein.

Collateral Agent Matters.

Each of the Creditors hereby irrevocably appoints and authorizes CIBC US to act as Collateral Agent on behalf of the Creditors hereunder and under the Security Instruments and to take such action on behalf of each of the Creditors, and to exercise all powers hereunder and thereunder and under any of the

Exhibit K to Amended and Restated Credit Agreement

other documents or agreements executed or delivered in connection herewith and any related documents delegated to the Collateral Agent together with such powers as are reasonably incidental thereto.

Collateral Agent accepts such appointment and shall in good faith exercise reasonable care and skill in the performance of its duties and responsibilities under this Agreement or in any Security Instrument. No duties or responsibilities not expressly assumed herein or in any Security Instrument shall be implied to have been assumed by the Collateral Agent and the Collateral Agent shall have no other obligation to the Creditors. The relationship between the Collateral Agent and the Creditors is and shall be that of agent only, and nothing contained in this Agreement or any of the other documents or agreements executed or delivered in connection herewith and any related documents shall be construed to constitute the Collateral Agent as a trustee for any Creditor nor shall the Collateral Agent have a fiduciary relationship in respect of any Creditor by reason of this Agreement or any of the other documents or agreements executed or delivered in connection herewith.

Without limiting the generality of the foregoing, (i) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (ii) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Collateral Agent is required to exercise, and (iii) except as expressly set forth herein, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Debtor that is communicated to or obtained by the Collateral Agent or any of its Affiliates in any capacity.

The Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, the Security Instruments or any of the other documents or agreements executed or delivered in connection herewith and any related documents, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, or (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, the Security Instruments or any of the other documents or agreements executed or delivered in connection herewith and any related documents.

The Collateral Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and under any other documents or agreements executed or delivered in connection herewith and any related documents. The Collateral Agent may utilize the services of such employees and agents as the Collateral Agent in its sole discretion may reasonably determine.

Neither the Collateral Agent nor any of its shareholders, directors, officers or employees nor any other entity assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other documents or agreements executed or delivered in connection herewith and any related documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Collateral Agent or such other person may be liable for losses due to its willful misconduct or gross negligence.

If the Collateral Agent shall request instructions from the Creditors with respect to any act or action (including failure to act) in connection with this Agreement or any of the other documents or agreements executed or delivered in connection herewith, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until the Collateral Agent shall have received instructions otherwise from the Required ICA Parties, and the Collateral Agent shall not incur liability to any person by reason of so

Exhibit K to Amended and Restated Credit Agreement

refraining. The Collateral Agent shall be fully justified in failing or refusing to take any action hereunder or under or any of the other documents or agreements executed or delivered in connection herewith (i) if such action would, in the opinion of the Collateral Agent, be contrary to law or the terms of this Agreement or any of the other documents or agreements executed or delivered in connection herewith; (ii) if it shall not receive such advice or concurrence of the Required ICA Parties as it deems appropriate; or (iii) if it shall not first be indemnified to its satisfaction by the Creditors against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Creditor shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder or under any of the other documents or agreements executed or delivered in connection herewith in accordance with the instructions of the Lenders.

The Collateral Agent shall not be responsible for the execution or validity or enforceability of the Security Instruments, any of the other documents or agreements executed or delivered in connection herewith and any related documents or any instrument at any time constituting, or intended to constitute, collateral security for the Credit Documents, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Credit Documents or for any recitals or statements, warranties or representations made herein or in any of the other documents or agreements executed or delivered in connection herewith and any related documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Debtor, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Credit Documents.

The Collateral Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Debtor shall have been duly authorized or is true, accurate and complete.

The Collateral Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Creditors, with respect to the credit worthiness or financial condition of the Debtor.

Each Creditor acknowledges that it has, independently and without reliance upon the Collateral Agent or another Creditor, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into its respective Credit Documents. Each Creditor also acknowledges that it will, independently and without reliance upon the Collateral Agent or another Creditor and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon its respective Credit Documents or any related agreement or any document furnished hereunder or thereunder.

The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, resolution, affidavit, letter, telegram, facsimile transmission, or telecopier message, paper or other document or telephone message believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Collateral Agent, which counsel may be an employee of the Collateral Agent.

The Collateral Agent may resign at any time by giving thirty (30) days’ prior written notice thereof to the Creditors and the Debtor. Upon any such resignation, another Creditor shall be appointed Collateral Agent consistent with the terms of this Agreement. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent’s resignation, the provisions of this Agreement and the other documents or agreements

Exhibit K to Amended and Restated Credit Agreement

executed or delivered in connection herewith and any related documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent.

Collateral Agent’s Reimbursement and Indemnification.

The Creditors agree to reimburse and indemnify the Collateral Agent ratably in proportion to their respective Ratio of Outstanding Obligations for and against (i) any amounts not reimbursed by the Debtor for which the Collateral Agent is entitled to reimbursement by the Debtor under this Agreement or any other document delivered in connection herewith or therewith; (ii) any other reasonable, documented, expenses incurred by the Collateral Agent on behalf of the Creditors, in connection with the administration and enforcement of this Agreement or any other document delivered in connection herewith or therewith; and (iii) any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties under this Agreement or any other document delivered in connection herewith or therewith or in any way relating to or arising out of this Agreement or any other document delivered in connection herewith or therewith or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof, provided that no Creditor shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Collateral Agent.

If in the opinion of the Collateral Agent the distribution of any amount received by it in such capacity hereunder or under any of the other documents or agreements executed or delivered in connection herewith and any related documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Collateral Agent is to be repaid, each entity to whom any such distribution shall have been made shall promptly either repay to the Collateral Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such entities as shall be determined by such court.

The Debtor shall not incur any lien or security interest encumbering any of its Precious Metals unless such lien or security interest shall be subject to the terms of (1) this Agreement and the holder thereof shall have become a Creditor party hereto or (2) any other intercreditor agreement contemplated by the Credit Agreement.

No provision hereof shall be modified, amended or waived except by a written agreement expressly referring hereto signed by each of the ICA Parties with a copy to (but without the consent or approval of) the Debtor (provided, that any failure to provide a copy to the Debtor shall not impact the effectiveness or enforceability thereof). Any such modification, amendment or waiver shall be effective only in the specific instance given.

Each Metals Lender, upon it or any of its Affiliates becoming a member of the Syndicated Group, hereby authorizes the Agent:

to (i) accept and execute in its name and for its account as its direct representative (direkter Stellvertreter) the Swiss law pledge created or evidenced or expressed to be created or evidenced under or pursuant to the Swiss Security Agreement for the benefit of such Metals Lender and (ii) hold, administer and, if necessary, enforce any such security on behalf of such Metals Lender which has the benefit of such security;

to agree as its direct representative (direkter Stellvertreter) to amendments and alterations to the Swiss Security Agreement in accordance with the Credit Agreement;

Exhibit K to Amended and Restated Credit Agreement

to effect as its direct representative (direkter Stellvertreter) any release of a security created or evidenced or expressed to be created or evidenced under the Swiss Security Agreement in accordance with the Credit Agreement; and

to exercise as its direct representative (direkter Stellvertreter) such other rights granted to the Agent hereunder or under the Swiss Security Agreement.

Prior to any Additional Metals Lender becoming party to a Metals Lease Agreement with Debtor, the Debtor agrees that it shall procure and cause such Additional Metals Lender to, and such Additional Metals Lender shall, execute a joinder to this Agreement (in substantially the form and substance of the form attached hereto as Exhibit A, a “Joinder”) and deliver the same to each other ICA Party and Debtor, pursuant to which such Additional Metals Lender agrees to be bound by, and comply with the terms and conditions of this Agreement (and no third party, including, without limitation, any additional metal lessor or consignor, shall be entitled to any of the benefits of this Agreement unless it becomes an ICA Party hereto). Upon satisfactory execution and delivery of a Joinder hereto, all references in this Agreement to (A) “Metals Lender” shall be deemed to include such Additional Metals Lender, (B) “Metals Lease Agreement” shall be deemed to include the Metals Lease Agreement between such Additional Metals Lender and Debtor, and (C) “Creditors” shall be deemed to include such Additional Metals Lender; and this Agreement shall otherwise remain in full force and effect.

This Agreement amends, restates and supersedes in its entirety (i) that certain Intercreditor Agreement, dated as of December 15, 2023, by and between CIBC US and RBC and (ii) that certain Intercreditor Agreement, dated as of December 21, 2021, by and between CIBC US and CIBC CA.

[Signature page follows]

Exhibit K to Amended and Restated Credit Agreement

IN WITNESS WHEREOF, each Creditor has caused this Agreement to be duly executed and effective as of the date first above written.

CIBC BANK USA, as an ICA Party, as Administrative Agent and as Collateral Agent

By: __________________________
Name: Jason Simon
Title: Managing Director
Address for notices: 1550 Wewatta St, Suite 520
Denver, CO 80202
Attn: Jason Simon
E-mail: J.J.Simon@cibc.com

ROYAL BANK OF CANADA, as an ICA Party

By: __________________________
Name:
Title:

Address for notices: Royal Bank of Canada
155 Wellington St. W., 8th Floor
Toronto ON M5J 2S8
Attn: Anton Down
Email: anton.down@rbccm.com

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an ICA Party

By: __________________________
Name:
Title:

Address for notices:
333 Market Street, 28th Floor (MAC ID A0119-280)
San Francisco, CA 94105
Attn.: Documentation Unit

Exhibit K to Amended and Restated Credit Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, as an ICA Party

By:__________________________
Name:
Title:

Address for notices:
Canadian Imperial Bank of Commerce
425 Lexington Avenue
New York, NY 10017
Attn: Achilles Perry, Esq.
Email: achilles.perry@cibc.com

And

Canadian Imperial Bank of Commerce
161 Bay Street, 5th Floor
Toronto ON M5J 2S8
Attn: Jeff Gabriel
Email: jeff.gabriel@cibc.com

ACKNOWLEDGED AND AGREED:

GOLD.COM, INC., as Debtor

By:___________________________
Name: Thor Gjerdrum
Title: President

Address for notices: Gold.com, Inc.
1550 East Scenic Avenue
Suite 150
Costa Mesa, California 92626
Attn: Thor Gjerdrum
Email: thor@amark.com
Tel: (310) 587-1414

Exhibit K to Amended and Restated Credit Agreement

EXHIBIT A

JOINDER TO AMENDED & RESTATED INTERCREDITOR AGREEMENT

Reference is hereby made to the AMENDED & RESTATED INTERCREDITOR AGREEMENT (the “Intercreditor Agreement”) dated December 5, 2024, and executed by and among GOLD.COM, INC., a Delaware corporation (the “Debtor”), CIBC BANK USA, a national banking association (“CIBC US”), as Administrative Agent under the Credit Agreement (defined in the Intercreditor Agreement) (in such capacity, for and on behalf of the Syndicated Group referred to in the Intercreditor Agreement, the “Agent”), and as Collateral Agent under the Intercreditor Agreement (in such capacity, the “Collateral Agent”), ROYAL BANK OF CANADA, a Canadian chartered bank (“RBC”), in its capacity as a metals lessor and party to the RBC Metals Lease Agreement (defined in the Intercreditor Agreement) (in such capacity, individually, a “Metals Lender”), CANADIAN IMPERIAL BANK OF COMMERCE, a bank chartered under the Bank Act of Canada (“CIBC CA”), in its capacity as a metals loan lender and party to the CIBC Permitted Metals Loan Agreement (defined in the Intercreditor Agreement) (in such capacity, individually, a “Metals Lender”), and WELLS FARGO BANK, National Association, a national banking association (“WFBNA”), in its capacity as a lessor party to the WFBNA Metals Lease Agreement (defined in the Intercreditor Agreement) (in such capacity, individually, a “Metals Lender”) and each other entity that has previously become an Additional Metals Lender under the Intercreditor Agreement from time to time.

By execution and delivery of this Joinder, [Additional Metals Lender full legal name] (“Additional Metals Lender”) hereby joins the Intercreditor Agreement as an “Additional Metals Lender”, “ICA Party” and “Creditor” (each as defined therein) and agrees to be bound by and comply with all terms and conditions set forth in the Intercreditor Agreement, in such capacity, as a party thereto.

Additional Metals Lender hereby represents and warrants to each other party to the Intercreditor Agreement that it has full power, authority and legal right to make and perform this Joinder to the Intercreditor Agreement, and that upon execution hereof this Joinder and the Intercreditor Agreement are its legal, valid and binding obligations, enforceable against it in accordance with its terms, except as such enforcement may be limited by the operation of laws affecting creditors’ rights generally and by general principles of equity.

Additional Metals Lender’s address for notices for the purpose of the Agreement shall be [__].

This Joinder and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of the State of New York.

[ADDITIONAL METALS LENDER]

By:

Name:

Title:

Acknowledged and agreed:

[Insert signature fields for Debtor and each ICA Party]

Exhibit K to Amended and Restated Credit Agreement

EXHIBIT L

FORM OF STACK’S BORROWER ASSIGNMENT

Dated

CIBC Bank USA
1550 Wewatta St., Suite 520
Denver, CO 80202

Re: Stack’s Auction Advance and Assignment No. __________

Gentlemen:

The undersigned, Gold.com, Inc. (the “Borrower”), pursuant to the terms of the Amended and Restated Credit Agreement dated as of August 21, 2025 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders from time to time parties thereto (the “Lenders”), the loan parties from time to time parties thereto (the “Loan Parties”) and CIBC Bank USA as Administrative Agent (the “Agent”), has executed and delivered this Stack’s Borrower Assignment. All capitalized terms used in this Stack’s Borrower Assignment shall have the meaning given each such term in the Credit Agreement, unless otherwise defined herein.

SBG FINANCE, LLC, a wholly owned subsidiary of the Borrower (“SBG”) has [entered into a Promissory Note and Security Agreement dated _________ ____, ____] with _____________ (the “Stack’s Auction Advance Consignor”), as from time to time amended, restated, supplemented or otherwise modified (the “Stack’s Auction Advance Consignment Agreement”). Pursuant to the Stack’s Auction Advance Consignment Agreement, SBG has made or shall make loans to the Stack’s Auction Advance Consignor in a principal amount not to exceed $_________ at any one time outstanding (collectively, the “Stack’s Auction Advance”), which [are evidenced by the Stack’s Auction Advance Consignor’s promissory note(s) (the “Stack’s Auction Advance Note”) and] are secured by the Collateral (as defined in the Stack’s Auction Advance Consignment Agreement).

As a condition to the inclusion of Stack’s Auction Advances in excess of $1,00,000 in the Borrowing Base, SBG has executed and delivered the Stack’s Auction Advance Assignment dated ____________ __, ____ assigning to the Borrower of all of SBG’s rights in and to the Stack’s Auction Advance, [the Stack’s Auction Advance Note,] the Stack’s Auction Advance Documents and the Collateral.

The Borrower hereby agrees as follows:

1. The Borrower hereby represents, covenants and agrees that it has delivered to the Agent [(i) a copy of the applicable Stack’s Auction Advance Allonge, (ii) the originally executed applicable Stack’s Auction Advance Assignment (or, on the Restatement Effective Date, a copy thereof with the originally executed Stack’s Auction Advance Assignment to follow promptly thereafter) and (iii) if requested by the Agent, copies of (w) the executed Stack’s Auction Advance Consignment Agreement, (x) the Stack’s Auction Advance Note duly endorsed by SBG and the Borrower, (y) the other Stack’s Auction Advance Documents and (z) a UCC-1 Financing Statement filed with respect to the Stack’s Auction Advance Collateral naming SBG as the secured party and the applicable Stack’s Auction Advance

Exhibit L to Amended and Restated Credit Agreement

Consignor as the debtor. The Borrower has authorized (and if not, it hereby authorizes) the Agent to file a UCC-3 Financing Statement Amendment in respect of such UCC-1 Financing Statement naming the Agent (for the benefit of the Secured Parties) as the assignee secured party.] [(i) the executed original of the Stack’s Auction Advance Assignment (or, on the Restatement Effective Date, a copy thereof with the originally executed Stack’s Auction Advance Assignment to follow promptly thereafter) and (y) if requested by the Agent, copies of the originally executed Stack’s Auction Advance Consignment Agreement and the other Stack’s Auction Advance Documents.]

2. The Borrower hereby assigns, transfers and sets over to the Agent (for the benefit of the Secured Parties), its successors and assigns and grants to the Agent (for the benefit of the Secured Parties), and its successors and assigns a security interest in, and lien upon, all of SBG’s and the Borrower’s right, title and interest in, under, to and by virtue of (a) the Stack’s Auction Advance Documents, as the same may be amended or supplemented from time to time, [(b) the Stack’s Auction Advance Note], (c) all of SBG’s and the Borrower’s right to compel performance by the Stack’s Auction Advance Consignor of the terms of the foregoing, (d) all of the Stack’s Auction Advance Collateral and the proceeds thereof, and (e) all of SBG’s right to receive all monies due and to become thereunder or payable by reason thereof.

3. The Borrower hereby irrevocably authorizes and empowers the Agent to give notice of this Stack’s Borrower Assignment to the Stack’s Auction Advance Consignor, and to any other person obligated on the Stack’s Auction Advance Note and, after the occurrences and during the continuance of an Event of Default or after a demand shall have been made for payment of the Obligations (a “Borrower Default”), to receive directly all payments or prepayments made by the Stack’s Auction Advance Consignor. The Collateral is security for the Stack’s Auction Advance, which is included in the Collateral (as defined in, and granted by the Borrower and SBG to the Agent pursuant to, the Loan Documents), and in the event of a Borrower Default, the Agent shall have all of the rights and remedies with respect to the Stack’s Auction Advance Consignment Agreement, [the Stack’s Auction Advance Note] and the Stack’s Auction Advance Collateral as provided for in the Loan Documents. The Borrower hereby further authorizes the Agent to file a UCC-3 amendment to assign to the Agent the UCC-1 financing statement filed in California by the Borrower as secured party naming SBG as the debtor.

4. The Borrower hereby irrevocably authorizes and empowers the Agent after a Borrower Default in its name or otherwise, to demand, receive and collect, and to give acquittance for the payment of any and all amounts, paid or to be paid under or pursuant to the Stack’s Auction Advance Consignment Agreement, [the Stack’s Auction Advance Note], and any other Stack’s Auction Advance Document, or to file any claims and to commence, maintain or discontinue any actions, suits or other proceedings which the Agent deems advisable, in order to collect or enforce payment of such amounts, to settle, adjust and compromise any and all disputes or claims in respect to such amounts and to endorse any and all checks, drafts or other orders or instruments for the payment of money which shall be issued in respect to amounts due pursuant to or under the Stack’s Auction Advance Consignment Agreement, [the Stack’s Auction Advance Note] and any other Stack’s Auction Advance Document.

5. The Borrower further represents and warrants that (a) the Stack’s Auction Advance Consignment Agreement, [the Stack’s Auction Advance Note] and each other Stack’s Auction Advance Document are each in full force and effect and each constitutes the valid, binding and enforceable obligation of each person who is a party thereto, (b) it has not assigned, pledged, transferred or granted a security interest in or otherwise encumbered any of its rights arising under or by virtue of the Stack’s Auction Advance Consignment Agreement, [the

Exhibit L to Amended and Restated Credit Agreement

Stack’s Auction Advance Note] or any other Stack’s Auction Advance Document and it will not assign, pledge, transfer, grant a security interest in or otherwise encumber any such rights except as provided herein, [(c) the Stack’s Auction Advance Note is not subject to any offset, defense or counterclaim, and (d) the unpaid principal amount of the Stack’s Auction Advance Note on the date hereof is $________.] [and (c) the unpaid principal amount of the loans owing by the Stack’s Auction Advance Consignor on the date hereof is $________.]

6. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Borrower, the Borrower shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action, as the Agent may reasonably request in order to obtain for the Agent the full benefits of this Stack’s Borrower Assignment, the SBG Assignment and of the rights and powers herein and therein granted.

7. This Stack’s Borrower Assignment shall be irrevocable and shall (a) be governed and construed in accordance with the internal laws of the State of New York without regard to conflict of laws principles, (b) remain in full force and effect until terminated in a written instrument signed by the Agent, and (c) be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the agent and their successors and assigns.

8. THE PARTIES EACH HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND AGREES THAT ANY ACTION OR PROCEEDING HEREUNDER SHALL BE BROUGHT IN SUCH COURTS, PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING UNDER OR RELATING TO THIS AGREEMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT OR ANY SUPPLEMENT OR AMENDMENT THERETO; (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ANY OF THE PARTIES HERETO; OR (iii) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF ANY OF THE PARTIES HERETO OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING ANY OF THE PARTIES HERETO; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Very truly yours,

GOLD.COM, INC.

By:

Exhibit L to Amended and Restated Credit Agreement

Name:

Title:

Exhibit L to Amended and Restated Credit Agreement

EXHIBIT M

FORM OF STACK’S AUCTION ADVANCE ALLONGE

ALLONGE TO PROMISSORY NOTE

DATED: ____________

Stack’s Auction Advance Consignor: _______________

Stack’s Auction Advance and Assignment No.: _________________

This Allonge dated as of ________ __, 20__ to the above Promissory Note delivered to SBG FINANCE, LLC, a California limited liability company (“SBG”), in connection with the above Stack’s Auction Advance and Assignment, is being executed by SBG and Gold.com, Inc. (the “Borrower”) as a condition to the inclusion of the Stack’s Auction Advance evidenced thereby in the Borrowing Base under and as defined in the Amended and Restated Credit Agreement dated as of August 21, 2025 (as amended, supplemented or otherwise modified from time to time) among the Borrower, the lenders from time to time parties thereto, the loan parties from time to time parties thereto and CIBC Bank USA, in its capacity as Administrative Agent (the “Agent”).

Each of the undersigned, effective as of the date of the above Promissory Note (a) hereby duly indorse, with full recourse to each of them, the above Promissory Note to the Agent, and (b) irrevocably agree that this Allonge and the following indorsements shall be affixed to and become a part of such Promissory Note, in accordance with the provisions of Section 3-202 of the New York Uniform Commercial Code, as amended from time to time.

Pay To The Order Of
Gold.com, Inc.

SBG FINANCE, LLC

By:

Name:

Title:

Pay To The Order Of
CIBC Bank USA, as Administrative Agent

Gold.com, Inc.

By:

Name:

Title:

SBG and A-Mark each hereby represents to the Agent that such Promissory Note has not been assigned except as herein provided and is duly enforceable against the maker thereof and there exist no offsets, defenses or counterclaims against SBG, the Borrower or the Agent thereunder.

Exhibit M to Amended and Restated Credit Agreement

This Allonge shall be binding on and inure to the benefit of the successors and assigns of the parties hereto and shall be governed by the internal laws of the State of New York.

SBG FINANCE, LLC, a California limited liability company

By:

Name:

Title:

By:

Name:

Title:

GOLD.COM, INC.

By:

Name:

Title:

By:

Name:

Title:

AGREED:

CIBC BANK USA, as Administrative Agent

By:

Name:

Title:

Exhibit M to Amended and Restated Credit Agreement

EXHIBIT N

FORM OF STACK’S AUCTION ADVANCE ASSIGNMENT

Dated

Gold.com, Inc.
1550 East Scenic Avenue
Suite 150
Costa Mesa, California 92626
Attn: Thor C. Gjerdrum, President

Re: Stack’s Auction Advance and Assignment No. ____________

Gentlemen:

The undersigned SBG FINANCE, LLC, a California limited liability company (“SBG”), has [entered into a Promissory Note and Security Agreement dated ___________] with ______________ (the “Stack’s Auction Advance Consignor”), as from time to time amended, restated, supplemented or otherwise modified (the “Stack’s Auction Advance Consignment Agreement”). Pursuant to the Stack’s Auction Advance Consignment Agreement, SBG has made or shall make loans to the Stack’s Auction Advance Consignor in a principal amount not to exceed $__________at any one time outstanding (collectively, the “Stack’s Auction Advance”), which are [evidenced by the Stack’s Auction Advance Consignor’s promissory note(s) (the “Stack’s Auction Advance Note”) and are] secured by the Collateral (as defined in the Stack’s Auction Advance Consignment Agreement).

SBG hereby acknowledges that in order to enable it to make the Stack’s Auction Advance, Gold.com, Inc. (the “Borrower”) has from time to time made funds available to SBG, which funds are proceeds of Loans made to the Borrower, pursuant to the terms of the Amended and Restated Credit Agreement dated as of August 21, 2025 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders from time to time parties thereto (the “Lenders”), the loan parties from time to time parties thereto (the “Loan Parties”) and CIBC Bank USA, as Administrative Agent (the “Agent”). All capitalized terms used herein shall have the meaning given each such term in the Credit Agreement, unless otherwise defined herein.

As a condition to the inclusion of the Stack’s Auction Advances in excess of $1,000,000 in the Borrowing Base, SBG has agreed (and if not, it hereby agrees) to (a) enter into this Stack’s Auction Advance Assignment, (b) the reassignment by the Borrower of all of SBG’s rights in and to the Stack’s Auction Advance, the Stack’s Auction Advance Documents, [the Stack’s Auction Advance Note] and the Stack’s Auction Advance Collateral, pursuant to the terms of an assignment executed by the Borrower in favor of the Agent, for the benefit of the Lenders (the “Borrower Assignment”), and (c) the exercise by the Agent of SBG’s rights under the Stack’s Auction Advance Documents in the event of default by the Stack’s Auction Advance Consignor.

The Borrower and SBG each hereby agree as follows:

SBG hereby represents, covenants and agrees that:

Exhibit N to Amended and Restated Credit Agreement

SBG has delivered to the Borrower [(i) a copy of the applicable Stack’s Auction Advance Allonge, (ii) the originally executed Borrower Assignment (or, on the Restatement Effective Date, a copy thereof with the originally executed Borrower Assignment to follow promptly thereafter) and (iii) if requested by the Agent, copies of (w) the executed Stack’s Auction Advance Consignment Agreement, (x) the Stack’s Auction Advance Note duly endorsed by SBG, (y) each other Stack’s Auction Advance Document and (z) a UCC-1 Financing Statement filed with respect to the Stack’s Auction Advance Collateral naming SBG as the secured party and the applicable Stack’s Auction Advance Consignor as the debtor; SBG hereby authorizes the Borrower and the Agent to file UCC-3 Financing Statement Amendments in respect of such UCC-1 Financing Statement naming the Borrower and/or the Agent as assignee of the secured party.] [(i) the executed original of the Borrower Assignment (or, on the Restatement Effective Date, a copy thereof with the originally executed Borrower Assignment to follow promptly thereafter) and (ii) if requested by the Agent, copies of the originally executed Stack’s Auction Advance Consignment Agreement and the other Stack’s Auction Advance Documents.]

SBG shall promptly notify the Agent in writing of any default in the payment of any installment of principal under [each Stack’s Auction Advance Note][the Stack’s Auction Advance Consignment Agreement] by the applicable Stack’s Auction Advance Consignor, beyond any applicable notice and cure period (a “Default Notice”);

SBG shall not (i) enter into any transaction with the Stack’s Auction Advance Consignor, (ii) terminate any of the Stack’s Auction Advance Documents, or (iii) amend any of the Stack’s Auction Advance Documents, if such transaction, termination or amendment might result in a set-off against or deduction from amounts payable under the Stack’s Auction Advance Documents, without the prior written consent of the Agent and the Lenders it being acknowledged, for the avoidance of doubt, that other than as set forth above, SBG may amend or modify the Stack’s Auction Advance Documents in the ordinary course without the prior written consent of the Agent;

SBG shall not release Stack’s Auction Advance Collateral prior to the payment in full of all obligations owed to it by the applicable Stack’s Auction Advance Consignor under the Stack’s Auction Advance Documents, without the prior written consent of the Agent, except (i) in the case of a partial pay down of the Stack’s Auction Advance, SBG may release a ratable portion of Stack’s Auction Advance Collateral pertaining to such repaid amount, (ii) SBG may exchange Stack’s Auction Advance Collateral for Stack’s Auction Advance Collateral of equivalent or greater value (as reasonably determined by SBG), and (iii) SBG may return to any Stack’s Auction Advance Consignor Stack’s Auction Advance Collateral to the extent its value (as reasonably determined by SBG) exceeds the amount of the obligations owing by such Stack’s Auction Advance Consignor to SBG at such time, provided that in each case, immediately after such release, the remaining Stack’s Auction Advance Collateral with respect to such Stack’s Auction Advance shall continue to satisfy the requirements of an Eligible Stack’s Auction Advance;

SBG shall promptly notify the Agent in writing in the event that the Appraisal Value of the Collateral is less than the then outstanding Stack’s Auction Advance for any period of two consecutive Business Days;

After the delivery to the Agent of a Default Notice, SBG shall not exercise any of its rights under [the Stack’s Auction Advance Note and] the Stack’s Auction Advance

Exhibit N to Amended and Restated Credit Agreement

Consignment Agreement with respect to the Stack’s Auction Advance Collateral unless (i) SBG notifies the Agent, in accordance with paragraph 9 hereof, that it proposes to liquidate the Stack’s Auction Advance Collateral in accordance with the terms of the Stack’s Auction Advance Consignment Agreement, which notice shall include whether the sales price of the Stack’s Auction Advance Collateral to be realized from such liquidation is expected to be in an amount equal to or greater than the then outstanding Stack’s Auction Advance, as reasonably determined by SBG, and (ii) the Agent shall give its written consent to such proposed liquidation, provided however, that such written consent of the Agent shall not be required if SBG, in its reasonable discretion, determines that a delay in granting such written consent shall result in a decline in the liquidation value of such Stack’s Auction Advance Collateral and the liquidation value is in an amount equal to or greater than the then outstanding Stack’s Auction Advance; and

SBG hereby covenants that (a) at all times the Stack’s Auction Advance Collateral shall be physically stored only at a CFC Approved Depository, (b) the Agent shall be named as additional insured and loss payee, at no cost to the Agent, in the insurance policy covering the Stack’s Auction Advance Collateral, (c) the Agent shall have the right, from time to time, during normal business hours, to inspect the Stack’s Auction Advance Collateral, and (d) SBG shall hold the Stack’s Auction Advance Collateral for the benefit of the Agent.

SBG hereby assigns, transfers and sets over to the Borrower, its successors and assigns (including the Agent) and grants to the Borrower, and its successors and assigns (including the Agent) a security interest in, and lien upon, all of SBG’s right, title and interest in, under, to and by virtue of (a) the Stack’s Auction Advance Documents, [(b) the Stack’s Auction Advance Note], (c) all of SBG’s right to compel performance by the Stack’s Auction Advance Consignor of the terms of the foregoing and (d) all of SBG’s rights to receive all monies due and to become thereunder or payable by reason thereof.

SBG hereby irrevocably authorizes and empowers the Agent to give notice of this Stack’s Auction Advance Assignment and the Borrower Assignment to the Stack’s Auction Advance Consignor, [and to any other person obligated on the Stack’s Auction Advance Note] and after the occurrence or during the continuance of Event of Default or after a demand shall have been made for payment of the Obligations (collectively, a “Borrower Default”) to receive directly all payments or prepayments made by the Stack’s Auction Advance Consignor.

SBG hereby irrevocably authorizes and empowers the Agent after a Borrower Default in its name or otherwise, to demand, receive and collect, and to give acquittance for the payment of any and all amounts, paid or to be paid under or pursuant to the Stack’s Auction Advance Consignment Agreement, [the Stack’s Auction Advance Note] or any other Stack’s Auction Advance Document, or to file any claims and to commence, maintain or discontinue any actions, suits or other proceedings which the Agent deems advisable, in order to collect or enforce payment of such amounts, to settle, adjust and compromise any and all disputes or claims in respect to such amounts, all without the consent of SBG, and to endorse any and all checks, drafts or other orders or instruments for the payment of money which shall be issued in respect to amounts due pursuant to or under the Stack’s Auction Advance Consignment Agreement [and the Stack’s Auction Advance Note].

SBG further represents and warrants that (a) the Stack’s Auction Advance Consignment Agreements, [the Stack’s Auction Advance Note] and each other Stack’s Auction Advance Document, are each in full force and effect and each constitutes the valid, binding and enforceable obligation of each person who is a party thereto, (b) it has not assigned, pledged,

Exhibit N to Amended and Restated Credit Agreement

transferred or granted a security interest in or otherwise encumbered any of its rights arising under or by virtue of the Stack’s Auction Advance Consignment Agreement, [the Stack’s Auction Advance Note] and each other Stack’s Auction Advance Document, and it will not assign, pledge, transfer, grant a security interest in or otherwise encumber any such rights except as provided herein, [(c) the Stack’s Auction Advance Note is not subject to any offset, defense or counterclaim, and (d) the unpaid principal amount of the Stack’s Auction Advance Note on the date hereof is $__________.] [and (c) the unpaid principal amount of the loans owing by the Stack’s Auction Advance Consignor on the date hereof is $________.]

Anything herein contained to the contrary notwithstanding, (a) SBG shall remain liable under the Stack’s Auction Advance Consignment Agreement to perform all the obligations assumed by it thereunder, (b) neither the Borrower nor the Agent shall have any obligation or liability under the Stack’s Auction Advance Consignment Agreement by reason of or arising out of this Stack’s Auction Advance Assignment nor shall the Borrower or the Agent be required or obligated in any manner to perform or fulfill any of the obligations of SBG under or pursuant to the Stack’s Auction Advance Consignment Agreement, including, the making of any loans to the Stack’s Auction Advance Consignor.

At any time and from time to time, upon the written request of the Agent, and at the sole expense of SBG, SBG shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action, as the Agent may reasonably request in order to obtain for the Agent the full benefits of this Stack’s Auction Advance Assignment and of the rights and powers herein granted.

SBG hereby ratifies and confirms the Stack’s Auction Advance Consignment Agreement and represents and warrants that it keeps its records concerning the Stack’s Auction Advance Consignment Agreement, the Stack’s Auction Advance Note and the Stack’s Auction Advance Collateral at 1550 East Scenic Avenue, Suite 150, Costa Mesa, California 92626. SBG will not change its state of incorporation, the location of its records, nor the location of the Stack’s Auction Advance Collateral without the prior written consent of the Agent.

All notices to the Agent shall be in writing and shall be sent by SBG by facsimile or by overnight next day courier delivery service as follows:

CIBC Bank USA
1550 Wewatta St
Suite 520
Denver, CO 80202
Attention: Jason Simon
Fax No.: (303) 476-6625
Email: J.J.Simon@cibc.com

With a copy to:

Reed Smith LLP
1400 Wewatta, Suite 350
Denver, CO 80202
Attn: Jay Spader
Fax No. (303) 552-3816
Email: jspader@reedsmith.com

Exhibit N to Amended and Restated Credit Agreement

This Stack’s Auction Advance Assignment shall be irrevocable and shall (a) be governed and construed in accordance with the internal laws of the State of New York without regard to conflict of laws principles, (b) remain in full force and effect until terminated in a written instrument signed by the Agent, and (c) be binding upon SBG and the Borrower and their successors and assigns and shall inure to the benefit of their successors and assigns (including the Agent).This Stack’s Auction Advance Assignment may be executed in counterpart copies.

EACH OF THE PARTIES HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND AGREES THAT ANY ACTION OR PROCEEDING HEREUNDER SHALL BE BROUGHT IN SUCH COURTS. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD THE SAME. NOTHING HEREIN, IN ANY SUPPLEMENT OR AMENDMENT HERETO; OR IN ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ANY OF THE PARTIES HERETO SHALL AFFECT ANY RIGHT THAT THE BORROWER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING HERETO OR THERETO AGAINST SBG OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. SBG IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT HEREOF OR THEREOF. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT OR ANY SUPPLEMENT OR AMENDMENT THERETO; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ANY OF THE PARTIES HERETO; OR (iii) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF ANY OF THE PARTIES HERETO OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING ANY OF THE PARTIES HERETO; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

[SIGNATURES APPEAR ON NEXT PAGE]

Exhibit N to Amended and Restated Credit Agreement

Very truly yours,

SBG FINANCE, LLC, a California limited liability company

By:

Name:

Title:

By:

Name:

Title:

AGREED:

GOLD.COM, INC.

By:

Name:

Title:

By:

Name:

Title:

Exhibit N to Amended and Restated Credit Agreement

EXHIBIT O

FORM OF CFC CANADA BORROWER ASSIGNMENT

Dated

CIBC Bank USA
1550 Wewatta St., Suite 520
Denver, CO 80202

Re: CFC Canada Loan and CFC Canada No. __________

Gentlemen:

The undersigned, Gold.com, Inc. (the “Borrower”), pursuant to the terms of the Amended and Restated Credit Agreement dated as of August 21, 2025 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders from time to time parties thereto (the “Lenders”), the loan parties from time to time parties thereto (the “Loan Parties”), and CIBC Bank USA as Administrative Agent (the “Agent”), has executed and delivered this CFC Canada Borrower Assignment. All capitalized terms used in this CFC Canada Borrower Assignment shall have the meaning given each such term in the Credit Agreement, unless otherwise defined herein.

CFC CANADA INC., a wholly owned subsidiary of the Borrower (“CFC Canada”) has [entered into a Commercial Finance Loan and Security Agreement dated _________ ____, ____][acquired CFC Canada Acquired Loans under and become the owner of the loan agreement dated_____ __, ____ ] with _____________ (the “CFC Canada Borrower”), as from time to time amended, restated, supplemented or otherwise modified (the “CFC Canada Loan Agreement”).[Pursuant to][In connection with] the CFC Canada Loan Agreement, CFC Canada has [made or shall make loans to][acquired loans owing by] the CFC Canada Borrower in a principal amount not to exceed $_________ at any one time outstanding (collectively, the “CFC Canada Loan”), which [are evidenced by the CFC Canada Borrower’s promissory note(s) (the “CFC Canada Note”) and] are secured by the Collateral (as defined in the CFC Canada Loan Agreement).

As a condition to the inclusion of CFC Canada Loans in the Borrowing Base, CFC Canada has executed and delivered the CFC Canada dated ____________ __, ____ assigning to the Borrower of all of CFC Canada’s rights in and to the CFC Canada Loan, [the CFC Canada Note,] the CFC Canada Loan Documents and the Collateral.

The Borrower hereby agrees as follows:

1. The Borrower hereby represents, covenants and agrees that it has delivered to the Agent [(i) a copy of the applicable CFC Canada Allonge, (ii) the originally executed applicable CFC Canada Assignment (or, on the Restatement Effective Date, a copy thereof with the originally executed CFC Canada to follow promptly thereafter) and (iii) if requested by the Agent, copies of (w) the executed CFC Canada Loan Agreement, (x) the CFC Canada Note duly endorsed by CFC Canada and the Borrower, (y) the other CFC Canada Loan Documents and (z) a PPSA Financing Statement filed with respect to the CFC Collateral naming CFC Canada as the secured party and the applicable CFC Canada Borrower as the debtor. The Borrower has authorized (and if not, it hereby authorizes) the Agent to

Exhibit O to Amended and Restated Credit Agreement

file a UCC-3 Financing Statement Amendment (or the PPSA equivalent thereof) in respect of such PPSA Financing Statement naming the Agent (for the benefit of the Secured Parties) as the assignee secured party.] [(i) the executed original of the CFC Canada (or, on the Restatement Effective Date, a copy thereof with the originally executed CFC Canada to follow promptly thereafter) and (y) if requested by the Agent, copies of the originally executed CFC Canada Loan Agreement and the other CFC Canada Loan Documents.]

2. The Borrower hereby assigns, transfers and sets over to the Agent (for the benefit of the Secured Parties), its successors and assigns and grants to the Agent (for the benefit of the Secured Parties), and its successors and assigns a security interest in, and lien upon, all of CFC Canada’s and the Borrower’s right, title and interest in, under, to and by virtue of (a) the CFC Canada Loan Documents, as the same may be amended or supplemented from time to time, [(b) the CFC Canada Note], (c) the other CFC Canada Loan Documents, (d) all of CFC Canada’s and the Borrower’s right to compel performance by the CFC Canada Borrower of the terms of the foregoing, (e) all of the CFC Collateral and the proceeds thereof, and (f) all of CFC Canada’s right to receive all monies due and to become thereunder or payable by reason thereof.

3. The Borrower hereby irrevocably authorizes and empowers the Agent to give notice of this CFC Canada Borrower Assignment to the CFC Canada Borrower, and to any other person obligated on the CFC Canada Note and, after the occurrences and during the continuance of an Event of Default or after a demand shall have been made for payment of the Obligations (a “Borrower Default”), to receive directly all payments or prepayments made by the CFC Canada Borrower. The Collateral is security for the CFC Canada Loan, which is included in the Collateral (as defined in, and granted by the Borrower to the Agent pursuant to, the Loan Documents), and in the event of a Borrower Default, the Agent shall have all of the rights and remedies with respect to the CFC Canada Loan Agreement, [the CFC Canada Note] and the CFC Collateral as provided for in the Loan Documents. The Borrower hereby further authorizes the Agent to file a UCC-3 amendment (or PPSA equivalent thereof) to assign to the Agent the PPSA Financing Statement filed in Alberta by the Borrower as secured party naming CFC Canada as the debtor.

4. The Borrower hereby irrevocably authorizes and empowers the Agent after a Borrower Default in its name or otherwise, to demand, receive and collect, and to give acquittance for the payment of any and all amounts, paid or to be paid under or pursuant to the CFC Canada Loan Agreement, [the CFC Canada Note], and any other CFC Canada Loan Document, or to file any claims and to commence, maintain or discontinue any actions, suits or other proceedings which the Agent deems advisable, in order to collect or enforce payment of such amounts, to settle, adjust and compromise any and all disputes or claims in respect to such amounts and to endorse any and all checks, drafts or other orders or instruments for the payment of money which shall be issued in respect to amounts due pursuant to or under the CFC Canada Loan Agreement, [the CFC Canada Note] and any other CFC Canada Loan Document.

5. The Borrower further represents and warrants that (a) the CFC Canada Loan Agreement, [the CFC Canada Note] and each other CFC Canada Loan Document are each in full force and effect and each constitutes the valid, binding and enforceable obligation of each person who is a party thereto, (b) it has not assigned, pledged, transferred or granted a security interest in or otherwise encumbered any of its rights arising under or by virtue of the CFC Canada Loan Agreement, [the CFC Canada Note] or any other CFC Canada Loan Document and it will not assign, pledge, transfer, grant a security interest in or otherwise encumber any

Exhibit O to Amended and Restated Credit Agreement

such rights except as provided herein, [(c) the CFC Canada Note is not subject to any offset, defense or counterclaim, and (d) the unpaid principal amount of the CFC Canada Note on the date hereof is $________.] [and (c) the unpaid principal amount of the loans owing by the CFC Canada Borrower on the date hereof is $________.]

6. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Borrower, the Borrower shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action, as the Agent may reasonably request in order to obtain for the Agent the full benefits of this CFC Canada Borrower Assignment, the CFC Canada and of the rights and powers herein and therein granted.

7. This CFC Canada Borrower Assignment shall be irrevocable and shall (a) be governed and construed in accordance with the internal laws of the State of New York without regard to conflict of laws principles, (b) remain in full force and effect until terminated in a written instrument signed by the Agent, and (c) be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the agent and their successors and assigns.

8. THE PARTIES EACH HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND AGREES THAT ANY ACTION OR PROCEEDING HEREUNDER SHALL BE BROUGHT IN SUCH COURTS, PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING UNDER OR RELATING TO THIS AGREEMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT OR ANY SUPPLEMENT OR AMENDMENT THERETO; (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ANY OF THE PARTIES HERETO; OR (iii) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF ANY OF THE PARTIES HERETO OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING ANY OF THE PARTIES HERETO; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Very truly yours,

GOLD.COM, INC.

By:

Name:

Title:

Exhibit O to Amended and Restated Credit Agreement

Exhibit O to Amended and Restated Credit Agreement

EXHIBIT P

FORM OF CFC CANADA ALLONGE

ALLONGE TO PROMISSORY NOTE

DATED: ____________

CFC Canada Borrower: _______________

CFC Canada Loan and Assignment No.: _________________

This Allonge dated as of ________ __, 20__ to the above Promissory Note delivered to CFC CANADA INC. (“CFC Canada”) in connection with the above CFC Canada Loan and Assignment, is being executed by CFC Canada and Gold.com, Inc. (the “Borrower”) as a condition to the inclusion of the CFC Canada Loan evidenced thereby in the Borrowing Base under and as defined in the Amended and Restated Credit Agreement dated as of August 21, 2025 (as amended, supplemented or otherwise modified from time to time) among the Borrower, the lenders from time to time parties thereto, the loan parties from time to time parties thereto and CIBC Bank USA, in its capacity as Administrative Agent (the “Agent”).

Each of the undersigned, effective as of the date of the above Promissory Note (a) hereby duly indorse, with full recourse to each of them, the above Promissory Note to the Agent, and (b) irrevocably agree that this Allonge and the following indorsements shall be affixed to and become a part of such Promissory Note, in accordance with the provisions of Section 3-202 of the New York Uniform Commercial Code, as amended from time to time.

Pay To The Order Of
Gold.com, Inc.

CFC CANADA INC.

By:

Name:

Title:

Pay To The Order Of
CIBC Bank USA, as Administrative Agent

Gold.com, Inc.

By:

Name:

Title:

CFC Canada and A-Mark each hereby represents to the Agent that such Promissory Note has not been assigned except as herein provided and is duly enforceable against the maker thereof and there exist no offsets, defenses or counterclaims against CFC Canada, the Borrower or the Agent thereunder.

Exhibit P to Amended and Restated Credit Agreement

This Allonge shall be binding on and inure to the benefit of the successors and assigns of the parties hereto and shall be governed by the internal laws of the State of New York.

CFC CANADA INC.

By:

Name:

Title:

By:

Name:

Title:

GOLD.COM, INC.

By:

Name:

Title:

By:

Name:

Title:

AGREED:

CIBC BANK USA, as Administrative Agent

By:

Name:

Title:

Exhibit P to Amended and Restated Credit Agreement

EXHIBIT Q

FORM OF CFC CANADA ASSIGNMENT

Dated

Gold.com, Inc.
1550 East Scenic Avenue
Suite 150
Costa Mesa, California 92626
Attn: Thor C. Gjerdrum, President

Re: CFC Canada Loan and CFC Canada Assignment No. ____________

Gentlemen:

The undersigned CFC CANADA INC. (“CFC Canada”) has [entered into a Commercial Finance Loan and Security Agreement dated ___________][acquired CFC Acquired Loans under and become the owner of the loan agreement dated_____ __] with ______________ (the “CFC Canada Borrower”), as from time to time amended, restated, supplemented or otherwise modified (the “CFC Canada Loan Agreement”). [Pursuant to][In connection with] the CFC Canada Loan Agreement, CFC Canada has [made or shall make loans to][acquired loans owing by] the CFC Canada Borrower in a principal amount not to exceed $__________at any one time outstanding (collectively, the “CFC Canada Loan”), which are [evidenced by the CFC Canada Borrower’s promissory note(s) (the “CFC Canada Note”) and are] secured by the Collateral (as defined in the CFC Canada Loan Agreement).

CFC Canada hereby acknowledges that in order to enable it to [make][acquire] the CFC Canada Loan, Gold.com, Inc. (the “Borrower”) has from time to time made funds available to CFC Canada, which funds are proceeds of Loans made to the Borrower, pursuant to the terms of the Amended and Restated Credit Agreement dated as of August 21, 2025 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders from time to time parties thereto (the “Lenders”), the loan parties from time to time parties thereto (the “Loan Parties”) and CIBC Bank USA, as Administrative Agent (the “Agent”). All capitalized terms used herein shall have the meaning given each such term in the Credit Agreement, unless otherwise defined herein.

As a condition to the inclusion of the CFC Canada Loans in the Borrowing Base, CFC has agreed (and if not, it hereby agrees) to (a) enter into this CFC Canada Assignment, (b) the reassignment by the Borrower of all of CFC’s rights in and to the CFC Canada Loan, the CFC Canada Loan Documents, [the CFC Canada Note] and the CFC Collateral, pursuant to the terms of an assignment executed by the Borrower in favor of the Agent, for the benefit of the Lenders (the “Borrower Assignment”), and (c) the exercise by the Agent of CFC Canada’s rights under the CFC Canada Loan Documents in the event of default by the CFC Canada Borrower.

The Borrower and CFC Canada each hereby agree as follows:

CFC Canada hereby represents, covenants and agrees that:

CFC Canada has delivered to the Borrower [(i) a copy of the applicable CFC Canada Allonge, (ii) the originally executed Borrower Assignment (or, on the Restatement Effective Date, a copy thereof with the originally executed Borrower Assignment to follow promptly thereafter) and (iii) if requested by the Agent, copies of (w) the executed CFC Canada Loan Agreement, (x) the CFC Canada Note duly endorsed by CFC Canada, (y) each other CFC Canada Loan Document and (z) a PPSA Financing Statement filed with respect to the CFC Collateral naming CFC Canada as the secured party and the applicable CFC Canada Borrower as the debtor; CFC Canada hereby authorizes the Borrower and the Agent to file UCC-3 Financing Statement Amendments (or the PPSA equivalents thereof) in respect of such PPSA Financing Statement naming the Borrower and/or the Agent as assignee of the secured party.] [(i) the executed original of the Borrower Assignment (or, on the Restatement Effective Date, a copy thereof with the originally executed Borrower Assignment to follow promptly thereafter) and (ii) if requested by the Agent, copies of the originally executed CFC Canada Loan Agreement and the other CFC Canada Loan Documents.]

CFC Canada shall promptly notify the Agent in writing of any default in the payment of any installment of principal under [each CFC Canada Note][the CFC Canada Loan Agreement] by the applicable CFC Canada Borrower, beyond any applicable notice and cure period (a “Default Notice”);

CFC Canada shall not (i) enter into any transaction with the CFC Canada Borrower, (ii) terminate any of the CFC Canada Loan Documents, or (iii) amend any of the CFC Canada Loan Documents, if such transaction, termination or amendment might result in a set-off against or deduction from amounts payable under the CFC Canada Loan Documents, without the prior written consent of the Agent and the Lenders it being acknowledged, for the avoidance of doubt, that other than as set forth above, CFC Canada may amend or modify the CFC Canada Loan Documents in the ordinary course without the prior written consent of the Agent;

CFC Canada shall not release CFC Collateral prior to the payment in full of all obligations owed to it by the applicable CFC Canada Borrower under the CFC Canada Loan Documents, without the prior written consent of the Agent, except (i) in the case of a partial pay down of the CFC Canada Loan, CFC may release a ratable portion of CFC Collateral pertaining to such repaid amount, (ii) CFC Canada may exchange CFC Collateral for CFC Collateral of equivalent or greater value (as reasonably determined by CFC), and (iii) CFC Canada may return to any CFC Canada Borrower CFC Collateral to the extent its value (as reasonably determined by CFC) exceeds the amount of the obligations owing by such CFC Canada Borrower to CFC Canada at such time, provided that in each case, immediately after such release, the remaining CFC Collateral with respect to such CFC Canada Loan shall continue to satisfy the requirements of an Eligible CFC Canada Loan;

CFC Canada shall promptly notify the Agent in writing in the event that the Appraisal Value of the Collateral is less than the then outstanding CFC Canada Loan for any period of two consecutive Business Days;

After the delivery to the Agent of a Default Notice, CFC Canada shall not exercise any of its rights under [the CFC Canada Note and] the CFC Canada Loan Agreement with respect to the CFC Collateral unless (i) CFC notifies the Agent, in accordance with paragraph 9 hereof, that it proposes to liquidate the CFC Collateral in accordance with the terms of the CFC Canada Loan Agreement, which notice shall include whether the sales price of the CFC Collateral to be realized from such liquidation is expected to be in an amount equal to or greater than the then outstanding CFC Canada Loan, as reasonably determined by CFC Canada, and (ii) the Agent shall give its written consent to such proposed liquidation, provided however, that such written consent of the Agent shall not be required if CFC Canada, in its reasonable discretion, determines that a delay in granting such written consent shall result in a decline in the liquidation value of such CFC Collateral and the liquidation value is in an amount equal to or greater than the then outstanding CFC Canada Loan; and

CFC Canada hereby covenants that (a) at all times the CFC Collateral shall be physically stored only at a CFC Approved Depository, (b) the Agent shall be named as additional insured and loss payee, at no cost to the Agent, in the insurance policy covering the CFC Collateral, (c) the Agent shall have the right, from time to time, during normal business hours, to inspect the CFC Collateral, and (d) CFC Canada shall hold the CFC Collateral for the benefit of the Agent.

CFC Canada hereby assigns, transfers and sets over to the Borrower, its successors and assigns (including the Agent) and grants to the Borrower, and its successors and assigns (including the Agent) a security interest in, and lien upon, all of CFC Canada’s right, title and interest in, under, to and by virtue of (a) the CFC Canada Loan Documents, [(b) the CFC Canada Note], (c) all of CFC Canada’s right to compel performance by the CFC Canada Borrower of the terms of the foregoing and (d) all of CFC Canada’s rights to receive all monies due and to become thereunder or payable by reason thereof.

CFC Canada hereby irrevocably authorizes and empowers the Agent to give notice of this CFC Canada Assignment and the Borrower Assignment to the CFC Canada Borrower, and to any other person obligated on the CFC Canada Note, and after the occurrence or during the continuance of Event of Default or after a demand shall have been made for payment of the Obligations (collectively, a “Borrower Default”) to receive directly all payments or prepayments made by the CFC Canada Borrower.

CFC Canada hereby irrevocably authorizes and empowers the Agent after a Borrower Default in its name or otherwise, to demand, receive and collect, and to give acquittance for the payment of any and all amounts, paid or to be paid under or pursuant to the CFC Canada Loan Agreement, [the CFC Canada Note] or any other CFC Canada Loan Document, or to file any claims and to commence, maintain or discontinue any actions, suits or other proceedings which the Agent deems advisable, in order to collect or enforce payment of such amounts, to settle, adjust and compromise any and all disputes or claims in respect to such amounts, all without the consent of CFC Canada, and to endorse any and all checks, drafts or other orders or instruments for the payment of money which shall be issued in respect to amounts due pursuant to or under the CFC Canada Loan Agreement [and the CFC Canada Note].

CFC Canada further represents and warrants that (a) the CFC Canada Loan Agreements, [the CFC Canada Note] and each other CFC Canada Loan Document, are each in full force and effect and each constitutes the valid, binding and enforceable obligation of each person who is a party thereto, (b) it has not assigned, pledged, transferred or granted a security interest in or otherwise encumbered any of its rights arising under or by virtue of the CFC Canada Loan Agreement, [the CFC Canada Note] and each other CFC Canada Loan Document, and it will not assign, pledge, transfer, grant a security interest in or otherwise encumber any such rights except as provided herein, [(c) the CFC Canada Note is not subject to any offset, defense or counterclaim, and (d) the unpaid principal amount of the CFC Canada Note on the date hereof is $__________.] [and (c) the unpaid principal amount of the loans owing by the CFC Canada Borrower on the date hereof is $________.]

Anything herein contained to the contrary notwithstanding, (a) CFC Canada shall remain liable under the CFC Canada Loan Agreement to perform all the obligations assumed by it thereunder, (b) neither the Borrower nor the Agent shall have any obligation or liability under the CFC Canada Loan Agreement by reason of or arising out of this CFC Canada Assignment nor shall the Borrower or the Agent be required or obligated in any manner to perform or fulfill any of the obligations of CFC under or pursuant to the CFC Canada Loan Agreement, including, the making of any loans to the CFC Canada Borrower.

At any time and from time to time, upon the written request of the Agent, and at the sole expense of CFC Canada, CFC Canada shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action, as the Agent may reasonably request in order to obtain for the Agent the full benefits of this CFC Canada Assignment and of the rights and powers herein granted.

CFC Canada hereby ratifies and confirms the CFC Canada Loan Agreement and represents and warrants that it keeps its records concerning the CFC Canada Loan Agreement, the CFC Canada Note and the CFC Collateral at 429 Santa Monica Blvd. Suite 230, Santa Monica, California 90401. CFC Canada will not change its state of incorporation, the location of its records, nor the location of the CFC Collateral without the prior written consent of the Agent.

All notices to the Agent shall be in writing and shall be sent by CFC Canada by facsimile or by overnight next day courier delivery service as follows:

CIBC Bank USA
1550 Wewatta St
Suite 520
Denver, CO 80202
Attention: Jason Simon
Fax No.: (303) 476-6625
Email: J.J.Simon@cibc.com

With a copy to:

Reed Smith LLP
1400 Wewatta, Suite 350
Denver, CO 80202
Attn: Jay Spader
Fax No. (303) 552-3816
Email: jspader@reedsmith.com

This CFC Canada Assignment shall be irrevocable and shall (a) be governed and construed in accordance with the internal laws of the State of New York without regard to conflict of laws principles, (b) remain in full force and effect until terminated in a written instrument signed by the Agent, and (c) be binding upon CFC Canada and the Borrower and their successors and assigns and shall inure to the benefit of their successors and assigns (including the Agent). This CFC Canada Assignment may be executed in counterpart copies.

EACH OF THE PARTIES HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND AGREES THAT ANY ACTION OR PROCEEDING HEREUNDER SHALL BE BROUGHT IN SUCH COURTS. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD THE SAME. NOTHING HEREIN, IN ANY SUPPLEMENT OR AMENDMENT HERETO; OR IN ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ANY OF THE PARTIES HERETO SHALL AFFECT ANY RIGHT THAT THE BORROWER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING HERETO OR THERETO AGAINST CFC CANADA OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. CFC CANADA IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT HEREOF OR THEREOF. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT OR ANY SUPPLEMENT OR AMENDMENT THERETO; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ANY OF THE PARTIES HERETO; OR (iii) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF ANY OF THE PARTIES HERETO OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING ANY OF THE PARTIES HERETO; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

[SIGNATURES APPEAR ON NEXT PAGE]

Very truly yours,

CFC CANADA INC.

By:

Name:

Title:

By:

Name:

Title:

AGREED:

GOLD.COM, INC.

By:

Name:

Title:

By:

Name:

Title: